Registration Nos. 2-98326
                                                                        811-4323

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |_|

            Pre-Effective Amendment No. ____                            |_|

            Post-Effective Amendment No. 53                             |X|

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                     |_|

            Amendment No. 54                                            |X|
            (Check appropriate box or boxes)

                             CDC NVEST FUNDS TRUST I
               (Exact Name of Registrant as Specified in Charter)

                399 Boylston Street, Boston, Massachusetts 02116
          (Address of Principal Executive Offices, including Zip Code)

                                 (617) 449-2801
                         (Registrant's Telephone Number,
                              including Area Code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)
|X|   on May 1, 2003 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on (date) pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        [LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

What's Inside


Goals, Strategies &
Risks.....................Page  2

Fund Fees & Expenses......Page 18

Management Team...........Page 22

Fund Services.............Page 29

Financial Performance.....Page 42  CDC Nvest Equity Funds

[LOGO] AEW                         CDC Nvest AEW Real Estate Fund
                                   AEW Management and Advisors, L.P.
Capital Growth
Management                         CDC Nvest Capital Growth Fund
                                   Westpeak Global Advisors, L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                   CDC Nvest Growth and Income Fund
[LOGO] LOOMIS-SAYLES A             Harris Associates L.P.
COMPANY, L.P.
                                   CDC Nvest International Equity Fund
        [LOGO]                     Loomis, Sayles & Company, L.P.
    Vaughan, Nelson
Scarborough & McCullough           CDC Nvest Large Cap Growth Fund
                                   Vaughan, Nelson, Scarborough &
[LOGO] WESTPEAK                    McCullough, L.P.
GLOBAL ADVISORS
                                   CDC Nvest Select Fund
                                   Harris Associates L.P.

                                   CDC Nvest Targeted Equity Fund
                                   Capital Growth Management Limited
                                   Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest AEW Real Estate Fund ...........................................  2
CDC Nvest Capital Growth Fund ............................................  5
CDC Nvest Growth and Income Fund .........................................  7
CDC Nvest International Equity Fund ......................................  9
CDC Nvest Large Cap Growth Fund .......................................... 11
CDC Nvest Select Fund .................................................... 14
CDC Nvest Targeted Equity Fund ........................................... 16

Fund Fees & Expenses

Fund Fees & Expenses ..................................................... 18

More About Risk

More About Risk........................................................... 21

Management Team

Meet the Funds' Investment Advisers and Subadvisers ...................... 22
Meet the Funds' Portfolio Managers ....................................... 24
Adviser and Subadviser Past Performance Information ...................... 26

Fund Services

Investing in the Funds ................................................... 29
How Sales Charges Are Calculated ......................................... 30
Ways to Reduce or Eliminate Sales Charges ................................ 31
It's Easy to Open an Account ............................................. 32
Buying Shares ............................................................ 33
Selling Shares ........................................................... 34
Selling Shares in Writing ................................................ 35
Exchanging Shares ........................................................ 36
Restrictions on Buying, Selling and Exchanging Shares .................... 36
How Fund Shares Are Priced ............................................... 37
Dividends and Distributions .............................................. 38
Tax Consequences ......................................................... 38
Compensation to Securities Dealers ....................................... 39
Additional Investor Services ............................................. 40

Financial Performance

Financial Performance..................................................... 42

Glossary of Terms

Glossary of Terms......................................................... 50


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class A          Class B          Class C
                             -----------------------------------------
                              NRFAX            NRFBX            NRCFX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                            2001         2002
                           12.99%        3.45%

/\  Highest Quarterly Return: Second Quarter 2001, up 10.04%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.73%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was
1.05%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



-------------------------------------------------------------------------------------------
                                                                     Since Classes A, B, C
Average Annual Total Returns                                               Inception
(For the periods ended December 31, 2002)               Past 1 Year        (12/29/00)
-------------------------------------------------------------------------------------------
Class A - Return Before Taxes                              -2.51%             4.93%
        Return After Taxes on Distributions*               -4.07%             3.25%
        Return After Taxes on Distributions &
                Sales of Fund Shares*                      -1.36%             3.19%
Class B - Return Before Taxes                              -2.29%             5.90%
Class C - Return Before Taxes                               0.60%             6.79%
-------------------------------------------------------------------------------------------
Morgan Stanley REIT Index**                                 3.64%            10.08%
-------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/00.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Capital Growth Fund

Adviser:        CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadviser:     Westpeak Global Advisors, L.P. ("Westpeak")
Manager:        Team Management
Category:       Large-Cap Equity

Ticker Symbol:                Class A   Class B   Class C
                              ----------------------------
                               NEFCX     NECBX     NECGX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large- and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

/     earnings growth

/     potential earnings surprises

/     earnings-to-price

/     earnings momentum

In selecting investments for the Fund's portfolio, Westpeak employs the following process:

o Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 3000 Growth Index.

o Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

o All of the stocks are then screened using various analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.

The Fund may also:

o     Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.89%       -1.64%       30.76%      17.05%      17.23       29.08%       24.74      -19.52%     -20.46%     -28.08%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 24.26%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 21.85%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Since Class A  Since Class B   Since Class C
Average Annual Total Returns                                                      Inception      Inception        Inception
(for the periods ended December 31, 2002)        Past 1 Year     Past 5 Years      (8/3/92)      (9/13/93)        (12/30/94)
-----------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                      -32.23%          -6.92%           2.89%           --               --
        Return After Taxes on Distributions*       -32.23%          -9.13%           0.89%           --               --
        Return After Taxes on Distributions &
                Sales of Fund Shares*              -19.79%          -4.71%           2.65%           --               --
Class B - Return Before Taxes                      -32.31%          -6.76%             --          2.52%              --
Class C - Return Before Taxes                      -30.12%          -6.74%             --            --             2.65%
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                        -27.88%          -3.84%           6.70%         7.38%            7.71%
-----------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A shares commenced operations 8/3/92.

For past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFOX         NEGBX         NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.95%        0.99%       35.11%      17.21%      33.43%      23.93%       9.45%      -7.31%     -14.58%      -20.03%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 19.13%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 16.98%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Since Class B   Since Class C
Average Annual Total Returns                                                                            Inception       Inception
(For the periods ended December 31, 2002)            Past 1 Year     Past 5 Years      Past 10 Years    (9/13/93)        (5/1/95)
----------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -24.64%           -4.15%             6.43%            --              --
        Return After Taxes on Distributions*           -24.64%           -5.89%             3.57%            --              --
        Return After Taxes on Distributions &
                Sales of Fund Shares*                  -15.13%           -3.41%             4.45%            --              --
Class B - Return Before Taxes                          -24.63%           -4.00%               --           6.09%             --
Class C - Return Before Taxes                          -22.23%           -3.93%               --             --            5.58%
----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**+                            -15.52%            1.16%            10.80%          9.71%           9.91%
S&P 500 Index**                                        -22.10%           -0.59%            -9.34%          9.26%           8.87%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 5/31/95 for Class C shares. Class A shares commenced operations 5/6/31.


+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFIX         NEIBX         NECIX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  29.39%        8.06%        5.78%      3.27%       -7.56       6.69%       87.59%     -28.56%     -23.47%      -21.07%

/\   Highest Quarterly Return: Fourth Quarter 1999, up 66.81%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 19.63%
\/

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Class B  Since Class C
 Average Annual Total Returns                                                                      Inception      Inception
 (For the periods ended December 31, 2002)            Past 1 Year  Past 5 Years   Past 10 Years    (9/13/93)      (12/30/94)
----------------------------------------------------------------------------------------------------------------------------------
 Class A - Return Before Taxes                          -25.63%        -4.03%          1.40%            --             --
     Return After Taxes on Distributions*               -25.63%        -5.23%          0.31%            --             --
     Return After Taxes on Distributions &
       Sales of Fund Shares*                            -15.74%        -3.32%          0.97%            --             --
 Class B - Return Before Taxes                          -25.58%        -3.97%            --          -1.30%            --
 Class C - Return Before Taxes                          -23.62%        -3.93%            --             --          -2.57%
----------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE**                                            -15.66%        -2.61%          4.30%          1.59%          0.74%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 5/21/92.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRLAX         NRLBX         NRLCX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality management

/     Strong financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  (total return)+
                    1999         2000         2001       2002
                   54.58%       -8.87%      -22.65%     -35.61%

/\  Highest Quarterly Return: Fourth Quarter 1999, up 38.03%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.95%

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception, if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------
                                                                   Since Class A     Since Class B and
Average Annual Total Returns+                                        Inception       Class C Inception
(for the period ended December 31, 2002)              Past 1 Year    (9/1/98)++          (10/29/99)
------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -39.58%        -2.40%                 --
    Return After Taxes on Distributions*                -39.58%        -3.04%                 --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -24.30%        -2.02%                 --
Class B - Return Before Taxes                           -39.46%           --              -16.67%
Class C - Return Before Taxes                           -37.55%           --              -16.18%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                             -27.88%         1.27%             -18.76%
------------------------------------------------------------------------------------------------------


+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

++ Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Returns prior to that date for Class A shares have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses". Class A shares commenced operations on September 1, 1998. Classes B and C shares commenced operations on October 29, 1999.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class A shares and 10/31/99 for Classes B and C shares.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Select Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    William C. Nygren and Floyd J. Bellman
Category:    Mid-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRSAX         NRSBX         NRSCX

Investment Goal

The Fund seeks long-term capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 (the "1940 Act") to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                                   2002
                                 -15.69%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.82%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 14.98%

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-------------------------------------------------------------------------------------
                                                                  Since Classes A, B
Average Annual Total Returns                                        and C Inception
(For the periods ended December 31, 2002)            Past 1 Year      (3/15/01)
-------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -20.55%        -7.40%
    Return After Taxes on Distributions*                -20.55%        -7.40%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -12.62%        -5.89%
Class B - Return Before Taxes                           -20.51%        -7.13%
Class C - Return Before Taxes                           -17.99%        -5.52%
-------------------------------------------------------------------------------------
S&P 500 Index**                                         -22.10%       -13.56%
-------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 3/31/01.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFGX         NEBGX         NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies. In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  11.29%       -7.05%       38.06%     20.88%       23.54%     33.40%       15.18%      -4.55%     -16.20%      -28.81%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 28.51%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 19.52%
\/

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception       Inception
(For the periods ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years    (2/28/97)       (9/01/98)
---------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -32.93%        -3.79%          5.82%             --             --
    Return After Taxes on Distributions*               -32.93%        -6.21%          2.16%             --             --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -20.22%        -3.14%          3.72%             --             --
Class B - Return Before Taxes                          -32.85%        -3.58%            --           -0.68%            --
Class C - Return Before Taxes                          -30.90%           --             --              --          -5.86%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                        -22.10%        -0.59%          9.34%           3.25%         -2.04%
---------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class C shares. Class A shares commenced operations 11/27/68.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.


Shareholder Fees

(fees paid directly from your investment)

-----------------------------------------------------------------------------------------------------
                                                           Class A          Class B          Class C
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              5.75%            None            1.00%(4)
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%           1.00%
-----------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*           None*


(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)        Capital Growth Fund         Growth and Income Fund
                                           Class A  Class B Class C      Class A  Class B Class C     Class A  Class B  Class C
--------------------------------------------------------------------------------------------------------------------------------
  Management fees                           0.80%    0.80%   0.80%        0.75%    0.75%   0.75%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            1.38%    1.38%   1.38%        0.75%    0.75%   0.75%        0.62%   0.62%    0.62%
  Total annual fund operating expenses      2.43%    3.18%   3.18%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%
  Fee Waiver and/or expense  reimbursement  0.93%    0.93%   0.93%        0.00%    0.00%   0.00%        0.00%   0.00%    0.00%
  Net Expenses                              1.50%    2.25%   2.25%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%


--------------------------------------------------------------------------------------------------
                                           International Equity Fund     Large Cap Growth Fund(2)
                                           Class A  Class B Class C      Class B  Class C  Class A
--------------------------------------------------------------------------------------------------
  Management fees                           0.90%    0.90%   0.90%        0.90%    0.90%   0.90%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*
  Other expenses                            1.19%    1.19%   1.19%        1.37%    1.37%   1.37%
  Total annual fund operating expenses      2.34%    3.09%   3.09%        2.52%    3.27%   3.27%
  Fee Waiver and/or expense  reimbursement  0.00%    0.00%   0.00%        1.12%    1.12%   1.12%
  Net Expenses                              2.34%    3.09%   3.09%        1.40%    2.15%   2.15%

--------------------------------------------------------------------------------------------------
                                                Select Fund(3)              Targeted Equity Fund
                                           Class A  Class B Class C      Class A  Class B  Class C
--------------------------------------------------------------------------------------------------
  Management fees                           1.00%    1.00%   1.00%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            0.54%    0.54%   0.54%        0.53%   0.54%    0.54%
  Total annual fund operating expenses      1.79%    2.54%   2.54%        1.47%   2.23%    2.23%
  Fee Waiver and/or expense reimbursement   0.09%    0.09%   0.09%        0.00%   0.00%    0.00%
  Net expenses                              1.70%    2.45%   2.45%        1.47%   2.23%    2.23%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenss, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund                              Capital Growth Fund
                            Class A         Class B              Class C       Class A          Class B            Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   719    $   728    $  228    $  426    $  326    $  743    $  753    $  253    $   451   $   351
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,205    $ 1,194    $  894    $  985    $  985    $1,094    $1,079    $  779    $   871   $   871
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,717    $ 1,783    $1,583    $1,668    $1,668    $1,469    $1,531    $1,331    $ 1,417   $ 1,417
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,116    $ 3,247    $3,247    $3,487    $3,487    $2,519    $2,652    $2,652    $ 2,907   $ 2,907
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Growth and Income Fund                          International Equity Fund
                           Class A           Class B    Class C                Class A         Class B           Class C
                                         (1)        (2)       (1)       (2)                (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   725    $   734    $  234    $  432    $  332    $  798    $  812    $  312    $   509   $   409
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,039    $ 1,021    $  721    $  814    $  814    $1,263    $1,254    $  954    $ 1,044   $ 1,044
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,376    $ 1,435    $1,235    $1,323    $1,323    $1,753    $1,820    $1,620    $ 1,704   $ 1,704
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 2,325    $ 2,458    $2,458    $2,719    $2,719    $3,097    $3,228    $3,228    $ 3,468   $ 3,468
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              Large Cap Growth Fund                                 Select Fund
                           Class A          Class B              Class C       Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   709    $   718    $  218    $  416    $  316    $  738    $  748    $  248    $   446   $   346
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,214    $ 1,202    $  902    $  993    $  993    $1,098    $1,082    $  782    $   874   $   874
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,743    $ 1,811    $1,611    $1,695    $1,695    $1,481    $1,542    $1,342    $ 1,429   $ 1,429
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,187    $ 3,319    $3,319    $3,556    $3,556    $2,552    $2,685    $2,685    $ 2,940   $ 2,940
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        Targeted Equity Fund
                            Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)
------------------------------------------------------------------------------
  1 year                    $   716    $   726    $  226    $  424    $  324
------------------------------------------------------------------------------
  3 years                   $ 1,013    $   997    $  697    $  790    $  790
------------------------------------------------------------------------------
  5 years                   $ 1,332    $ 1,395    $1,195    $1,283    $1,283
------------------------------------------------------------------------------
  10 years**                $ 2,231    $ 2,373    $2,373    $2,639    $2,639
------------------------------------------------------------------------------

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for AEW Real Estate Fund, Large Cap Growth Fund and Select Fund illustrated in the Example and on the Total Annual Fund Operating expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Select Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Capital Growth and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds except Select Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate and Select Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Capital Growth and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except the Targeted Equity Fund (for which CGM serves as adviser) and the AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.750% for the Capital Growth Fund, 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund, 0.376% for the Large Cap Growth Fund (after waiver or reimbursement) and 1.000% for the Select Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund and the Select Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak were the same as the rates under the current agreement with Harris Associates.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing the Fund's portfolio. Members of the Fund's portfolio management team include:
Robert A. Franz, Westpeak's Chief Investment Officer and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.8 billion in assets under management as of December 31, 2002.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Thomas M. Anichini


Thomas M. Anichini is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Star Value Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Floyd J. Bellman

Floyd J. Bellman has co-managed the Select Fund since its inception. Since February 2000, he has also assisted in managing the Harris Associates segment of CDC Nvest Star Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department and Partner of Harris Associates, joined the firm in 1995. He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

William C. Nygren

William C. Nygren has co-managed the Select Fund since its inception. He has also managed Oakmark Select Fund since 1996 and the Oakmark Fund since 2000. Mr. Nygren, Portfolio Manager and Partner, joined Harris Associates in 1983 as an analyst and also served as Director of Research from September 1990 to March 1998. He received an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. Mr. Nygren has over 21 years of investment management experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)    1 Year      Since July 1, 1999
--------------------------------------------------------------------------------
AEW Composite                                 3.22%            10.23%
Morgan Stanley REIT Index                     3.64%             9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 8. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.

The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)      1 Year         Since Inception
--------------------------------------------------------------------------------
Harris Large Cap Value Composite               -14.92%             4.3%(2)
Russell 1000 Value Index                       -15.53%            -1.26%(2)
S&P 500 Index                                  -22.18%            -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Subadviser - Harris Associates (Harris Concentrated Accounts)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of accounts (the "Harris Associates Concentrated Composite" and, together with the Oakmark Select Fund, the "Harris Concentrated Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Select Fund.


The Harris Concentrated Accounts, and in particular, the accounts underlying the Harris Associates Concentrated Composite, have not been subject to the same types of expenses to which CDC Nvest Select Fund is subject. In addition, the accounts underlying the Harris Associates Concentrated Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Select Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Concentrated Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Harris Associates Concentrated Composite, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Select Fund may be subject to more frequent inflows and outflows of assets than the Harris Concentrated Accounts, which may negatively impact performance. The information regarding the performance of the Harris Concentrated Accounts does not represent CDC Nvest Select Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Select Fund commenced operations on March 15, 2001, and has the historical performance record shown on page 15.

The table below shows the average annual total returns for the accounts underlying the Harris Associates Concentrated Composite and the Oakmark Select Fund for one year, five years and ten years, or since inception if shorter. The Harris Concentrated Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Concentrated Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Concentrated Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Select Fund will be higher than the fees and expenses paid by the Harris Concentrated Accounts. The performance of the Harris Concentrated Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Select Fund.

----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)          1 Year           5 Years        10 Years     Since Inception
----------------------------------------------------------------------------------------------------------------
Harris Associates Concentrated Composite           -14.41%           11.33%         15.88%          18.37%(2)
S&P 500 Index                                      -22.10%           -0.58%          9.35%          10.82%(2)
Morningstar Mid Cap Value Average                  -12.76%            3.83%         10.56%          12.45%(2)
Lipper Multicap Value Average                      -17.61%            0.64%          8.99%          10.58%(2)

Oakmark Select Fund                                -12.48%           13.05%            --           21.18%(3)
S&P 500 Index                                      -22.10%           -0.58%            --            5.18%(3)
Morningstar Mid Cap Value Average                  -12.76%            3.83%            --            8.00%(3)
Lipper Multicap Value Average                      -17.61%            0.64%            --            5.52%(3)
----------------------------------------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Concentrated Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Select Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Concentrated Accounts' performance to a broad-based market index. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of mutual funds with an investment style similar to that of the CDC Nvest Select Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Morningstar Mid Cap Value and Lipper Multicap Value Average returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2) As of inception of the Harris Associates Concentrated Composite, January 1, 1991.

(3)   As of inception of the Oakmark Select Fund, November 1, 1996.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                               Class A Sales Charges
                             As a % of        As a % of
Your Investment           offering price   your investment
--------------------------------------------------------------------------------
Less than  $ 50,000           5.75%             6.10%
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999           4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           5.00%
--------------------------------------------------------------------------------
               2nd                           4.00%
--------------------------------------------------------------------------------
               3rd                           3.00%
--------------------------------------------------------------------------------
               4th                           3.00%
--------------------------------------------------------------------------------
               5th                           2.00%
--------------------------------------------------------------------------------
               6th                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
            Class C Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A or Class C Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder         Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
----------------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                    $2,500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                  $2,500                     $25                    $100
Transfers to Minors Act ("UTMA")
----------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                        $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                           $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                           $250                     $25                    $100
and Keogh plans
----------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                   $25                     N/A                     $25
403(b)(7) and certain other retirement plans
----------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

 CDC Nvest Funds Personal Access Line(R)          CDC Nvest Funds Web Site

         800-225-5478, press 1                      www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.


                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


[ENVELOPE ICON]
                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.


Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

                                                      o     Additional documentation may be
                                                            required.

Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.

Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.

                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.

                                                      o     Copy of the death certificate.

                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.

Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.

                                                      o     A signature guarantee.

                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*

Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.

                                                      o     A signature guarantee.

                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)

                                       o     During an emergency

                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:
                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributors prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
              Annually                            Quarterly
--------------------------------------------------------------------------------
           Capital Growth                      AEW Real Estate
          Growth and Income
        International Equity
          Large Cap Growth
               Select
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                                                              41

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period   (loss)(d)   investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class A
   01/31/2003            $11.37      $ 0.40      $(0.22)          $ 0.18      $(0.39)           $(0.16)     $   --     $(0.55)
   01/31/2002             10.49        0.55        0.82             1.37       (0.38)            (0.11)         --      (0.49)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class B
   01/31/2003             11.39        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.78             1.28       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class C
   01/31/2003             11.40        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.79             1.29       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

CAPITAL GROWTH FUND
    Class A
   12/31/2002            $11.93      $(0.09)     $(3.26)          $(3.35)     $   --            $   --      $   --     $   --
   12/31/2001             15.04       (0.13)      (2.95)           (3.08)         --             (0.03)         --      (0.03)
   12/31/2000             22.86       (0.18)      (4.14)           (4.32)         --             (3.50)         --      (3.50)
   12/31/1999             20.67       (0.13)       5.05             4.92          --             (2.73)         --      (2.73)
   12/31/1998             19.95       (0.13)       5.18             5.05          --             (4.33)         --      (4.33)

    Class B
   12/31/2002             10.61       (0.15)      (2.90)           (3.05)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.63)           (2.83)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.10       (0.27)       4.87             4.60          --             (4.33)         --      (4.33)

    Class C
   12/31/2002             10.60       (0.14)      (2.90)           (3.04)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.64)           (2.84)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.11       (0.27)       4.86             4.59          --             (4.33)         --      (4.33)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(h) For the period December 29, 2000 (commencement of operations) through January 31, 2001.

                                                       Ratios to average net assets:
                                              --------------------------------------------

 Net asset                   Net assets,                       Expenses
  value,         Total         end of                        after expense   Net investment    Portfolio
  end of        return       the period       Expenses         reductions     income (loss)    turnover
the period     (%) (a)         (000)           (%) (b)         (%)(b)(c)         (%) (b)       rate (%)
----------     ---------     -----------      ---------      -------------   --------------    ---------
$   11.00        1.3(e)      $  13,307           1.50(f)          1.50(f)          3.47             35
    11.37       13.2(e)          5,522           1.50(f)          1.50(f)          4.92             36
    10.49       (0.9)(e)           820           1.50(f)          1.50(f)          2.30             12

    11.00        0.5(e)          8,401           2.25(f)          2.25(f)          2.72             35
    11.39       12.3(e)          3,718           2.25(f)          2.25(f)          4.43             36
    10.49       (0.9)(e)            87           2.25(f)          2.25(f)          2.14             12

    11.01        0.5(e)          3,288           2.25(f)          2.25(f)          2.72             35
    11.40       12.4(e)          1,061           2.25(f)          2.25(f)          4.52             36
    10.49       (0.9)(e)            44           2.25(f)          2.25(f)          1.79             12

$    8.58      (28.1)        $  58,729           1.75             1.71            (0.84)           103
    11.93      (20.5)           98,412           1.62             1.58            (0.99)            90
    15.04      (19.5)          143,425           1.40             1.37            (0.80)           118
    22.86       24.7           200,821           1.39             1.39            (0.61)           124
    20.67       29.0           175,511           1.46             1.46            (0.62)           136

     7.56      (28.8)           16,267           2.50             2.46            (1.59)           103
    10.61      (21.0)           35,409           2.37             2.33            (1.74)            90
    13.47      (20.1)           56,884           2.15             2.12            (1.55)           118
    21.06       23.8            74,774           2.14             2.14            (1.36)           124
    19.37       28.2            57,796           2.21             2.21            (1.37)           136

     7.56      (28.7)              847           2.50             2.46            (1.59)           103
    10.60      (21.1)            1,745           2.37             2.33            (1.74)            90
    13.47      (20.1)            2,487           2.15             2.12            (1.55)           118
    21.06       23.8             3,110           2.14             2.14            (1.36)           124
    19.37       28.1             1,609           2.21             2.21            (1.37)           136

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
GROWTH AND INCOME FUND
    Class A
   12/31/2002            $11.78     $ 0.01(d)     $(2.37)       $(2.36)       $   --          $   --        $   --       $   --
   12/31/2001             13.79      (0.01)(d)     (2.00)        (2.01)           --              --            --           --
   12/31/2000             15.33       0.01(d)      (1.09)        (1.08)           --           (0.46)           --        (0.46)
   12/31/1999             16.57       0.08          1.40          1.48         (0.06)          (2.66)           --        (2.72)
   12/31/1998             15.35       0.04          3.29          3.33         (0.01)          (2.10)           --        (2.11)

    Class B
   12/31/2002             11.37      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.40      (0.10)(d)     (1.93)        (2.03)           --              --            --           --
   12/31/2000             15.03      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.37      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.05)         3.24          3.19            --           (2.10)           --        (2.10)

    Class C
   12/31/2002             11.36      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.38      (0.10)(d)     (1.92)        (2.02)           --              --            --           --
   12/31/2000             15.01      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.35      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.04)         3.21          3.17            --           (2.10)           --        (2.10)

INTERNATIONAL EQUITY
FUND
    Class A
   12/31/2002            $12.72     $(0.08)(d)    $(2.60)       $(2.68)       $   --          $   --        $   --       $   --
   12/31/2001             16.62      (0.10)(d)     (3.80)        (3.90)           --              --            --           --
   12/31/2000             25.39      (0.22)(d)     (6.90)        (7.12)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.26      (0.03)(d)     12.31         12.28         (0.02)          (1.13)           --        (1.15)
   12/31/1998             14.06       0.15(d)       0.77          0.92         (0.44)          (0.28)           --        (0.72)

    Class B
   12/31/2002             12.14      (0.16)(d)     (2.47)        (2.63)           --              --            --           --
   12/31/2001             15.99      (0.20)(d)     (3.65)        (3.85)           --              --            --           --
   12/31/2000             24.71      (0.37)(d)     (6.70)        (7.07)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             13.98      (0.15)(d)     12.01         11.86            --           (1.13)           --        (1.13)
   12/31/1998             13.71       0.04(d)       0.75          0.79         (0.24)          (0.28)           --        (0.52)

    Class C
   12/31/2002             12.18      (0.16)(d)     (2.53)        (2.69)           --              --            --           --
   12/31/2001             16.05      (0.20)(d)     (3.67)        (3.87)           --              --            --           --
   12/31/2000             24.78      (0.34)(d)     (6.74)        (7.08)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.02      (0.15)(d)     12.04         11.89            --           (1.13)           --        (1.13)
   12/31/1998             13.74       0.05(d)       0.75          0.80         (0.24)          (0.28)           --        (0.52)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period     (%) (a)            (000)            (%)           (%)(c)           (%)          rate (%)
------------    -------          -----------    ----------    -------------   --------------  -----------
   $ 9.42        (20.0)          $ 130,751          1.56            1.54            0.07           195
    11.78        (14.6)            211,138          1.46            1.41           (0.05)          154
    13.79         (7.3)            290,714          1.31            1.28            0.04           139
    15.33          9.5             375,676          1.21            1.21            0.48           133
    16.57         23.9             304,139          1.23            1.23            0.33           114

     9.02        (20.7)             71,436          2.31            2.29           (0.68)          195
    11.37        (15.1)            120,361          2.21            2.16           (0.80)          154
    13.40         (8.1)            165,767          2.06            2.03           (0.71)          139
    15.03          8.6             216,457          1.96            1.96           (0.27)          133
    16.37         23.1             153,369          1.98            1.98           (0.42)          114

     9.01        (20.7)              6,440          2.31            2.29           (0.68)          195
    11.36        (15.1)             10,553          2.21            2.16           (0.80)          154
    13.38         (8.1)             19,373          2.06            2.03           (0.71)          139
    15.01          8.6              26,983          1.96            1.96           (0.27)          133
    16.35         22.9              18,288          1.98            1.98           (0.42)          114

   $10.04        (21.1)          $  22,232          2.34            2.32           (0.67)          125
    12.72        (23.5)             33,773          2.14            2.14           (0.74)          172
    16.62        (28.6)             54,826          1.96            1.96           (1.01)          212
    25.39         87.6(b)           67,197          2.00(e)         2.00(e)        (0.15)          229
    14.26          6.7(b)           47,444          1.91(e)         1.91(e)         1.04           105

     9.51        (21.7)              8,950          3.09            3.07           (1.43)          125
    12.14        (24.1)             17,549          2.89            2.89           (1.48)          172
    15.99        (29.2)             29,013          2.71            2.71           (1.76)          212
    24.71         86.3(b)           29,045          2.75(e)         2.75(e)        (0.90)          229
    13.98          5.8(b)           19,797          2.66(e)         2.66(e)         0.29           105

     9.49        (22.1)              1,195          3.09            3.07           (1.43)          125
    12.18        (24.1)              2,183          2.89            2.89           (1.50)          172
    16.05        (29.1)              5,656          2.71            2.71           (1.76)          212
    24.78         86.2(b)            1,267          2.75(e)         2.75(e)        (0.90)          229
    14.02          5.9(b)              860          2.66(e)         2.66(e)         0.29           105

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period  (loss)(d)    investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
LARGE CAP GROWTH FUND*
    Class A
   12/31/2002            $13.84     $(0.04)       $(4.93)        $(4.97)       $   --          $   --        $   --     $   --
   12/31/2001(k)          12.39      (0.02)         1.47           1.45            --              --            --         --
    9/30/2001             21.67      (0.05)        (7.87)         (7.92)           --           (1.36)           --      (1.36)
    9/30/2000             15.41      (0.13)         6.39           6.26            --              --            --         --
    9/30/1999             10.32      (0.08)         5.17(h)        5.09          0.00(g)           --            --       0.00(g)
    9/30/1998(i)          10.00       0.00(g)       0.32           0.32            --              --            --         --

    Class B
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.53      (0.17)        (7.78)         (7.95)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.58           5.32            --              --            --         --

    Class C
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.54      (0.17)        (7.79)         (7.96)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.59           5.33            --              --            --         --

SELECT FUND
    Class A
   12/31/2002            $10.96     $(0.03)       $(1.69)        $(1.72)       $   --          $   --        $   --     $   --
   12/31/2001(j)          10.00      (0.01)         0.97           0.96            --              --            --         --

    Class B
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(j)          10.00      (0.07)         0.97           0.90            --              --            --         --

    Class C
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(l)          10.00      (0.07)         0.97           0.90            --              --            --         --

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares and Class C shares which were reorganized into Class A shares, Class B shares and Class C shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g)   Amount rounds to less than $0.01 per share.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period   (%) (a) (e)           (000)        (%)(b)(f)     (%)(b)(c)(f)      (%)(b)         rate (%)
------------  -----------        -----------    ----------    -------------   --------------  -----------
   $ 8.87        (35.9)          $  11,340          1.40            1.37           (0.37)           44
    13.84         11.7              27,873          1.40            1.36           (0.56)           27
    12.39        (38.5)             27,668          1.40            1.19           (0.27)          724
    21.67         40.6             103,087          1.40            1.29           (0.62)          826
    15.41         49.4              46,827          1.40            1.40           (0.55)          632
    10.32          3.2               1,054          1.40            1.40            0.32            11

     8.68        (36.3)             11,758          2.15            2.12           (1.12)           44
    13.62         11.5              24,087          2.15            2.11           (1.31)           27
    12.22        (38.9)             22,811          2.15            1.98           (1.04)          724
    21.53         32.8              35,680          2.15            1.99           (1.30)          826

     8.68        (36.3)              1,157          2.15            2.12           (1.12)           44
    13.62         11.5               3,007          2.15            2.11           (1.33)           27
    12.22        (38.9)              3,419          2.15            1.98           (1.04)          724
    21.54         32.9               6,546          2.15            2.01           (1.32)          826

   $ 9.24        (15.7)          $  68,660          1.70            1.69           (0.35)           12
    10.96          9.6              45,987          1.70            1.63           (0.08)           10

     9.12        (16.3)             85,794          2.45            2.44           (1.10)           12
    10.90          9.0              62,671          2.45            2.39           (0.83)           10

     9.12        (16.3)             86,269          2.45            2.44           (1.10)           12
    10.90          9.0              34,406          2.45            2.39           (0.86)           10

(h) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(i)   For the period September 1, 1998 (inception) through September 30, 1998.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the three months ended December 31, 2001.

(l)   For the period March 15, 2001 (inception) through December 31, 2001.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
TARGETED EQUITY FUND
    Class A
   12/31/2002            $ 7.81     $(0.06)(d)    $(2.19)         $(2.25)     $   --          $   --        $   --     $   --
   12/31/2001              9.36      (0.03)(d)     (1.49)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             11.00       0.09(d)      (0.60)          (0.51)      (0.06)          (1.07)           --      (1.13)
   12/31/1999             11.36       0.02          1.57            1.59          --           (1.95)           --      (1.95)
   12/31/1998             10.41       0.08(d)       3.00            3.08       (0.10)          (1.67)        (0.36)     (2.13)

    Class B
   12/31/2002              7.47      (0.11)(d)     (2.08)          (2.19)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998             10.32       0.00(d)(e)    2.95            2.95       (0.06)          (1.67)        (0.39)     (2.12)

    Class C
   12/31/2002              7.47      (0.11)(d)     (2.09)          (2.20)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998(f)          11.18       0.00(d)(e)    2.09            2.09       (0.06)          (1.67)        (0.39)     (2.12)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f)   For the period September 1, 1998 (inception) through December 31, 1998.

                                                      Ratios to average net assets:
                                               --------------------------------------------

  Net asset                     Net assets,                    Expenses
   value,        Total            end of                     after expense  Net investment  Portfolio
   end of       return          the period      Expenses      reductions     income (loss)   turnover
 the period     (%) (a)            (000)        (%) (b)       (%) (b) (c)       (%) (b)      rate (%)
------------    -------         -----------   -----------    -------------  --------------  -----------
   $ 5.56       (28.8)          $  602,989        1.47            1.39           (0.86)          223
     7.81        (16.2)          1,012,161        1.38            1.35           (0.39)          243
     9.36         (4.6)          1,413,685        1.18            1.16            0.83           266
    11.00         15.2           1,871,138        1.12            1.12            0.23           206
    11.36         33.4           1,825,107        1.12            1.12            0.74           202

     5.28        (29.3)             45,633        2.23            2.15           (1.62)          223
     7.47        (16.8)             78,744        2.13            2.10           (1.14)          243
     9.02         (5.2)            107,594        1.93            1.91            0.08           266
    10.67         14.4             135,786        1.87            1.87           (0.52)          206
    11.15         32.4              75,444        1.87            1.87           (0.01)          202

     5.27        (29.5)              2,187        2.23            2.15           (1.62)          223
     7.47        (16.8)              4,162        2.13            2.10           (1.14)          243
     9.02         (5.2)              5,830        1.93            1.91            0.08           266
    10.67         14.4               8,754        1.87            1.87           (0.52)          206
    11.15         22.2               2,030        1.87            1.87           (0.01)          202

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
                                  Inc. (NASD).

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

    As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information aboutsecurities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                                    XS51-0503

                        [LOGO] CDC NvestFunds(SM)

                     CDC IXIS Asset Management Distributors
--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 15

Fund Services.............Page 21
                                           CDC Nvest Equity Funds
Financial Performance.....Page 30              Class Y Shares

[LOGO] AEW                      CDC Nvest AEW Real Estate Fund
                                AEW Management and Advisors, L.P.
Capital Growth
Management                      CDC Nvest Growth and Income Fund
                                Harris Associates L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                CDC Nvest International Equity Fund
[LOGO] LOOMIS-SAYLES A          Loomis, Sayles & Company, L.P.
COMPANY, L.P.
                                CDC Nvest Large Cap Growth Fund
        [LOGO]                  Vaughan, Nelson, Scarborough & Mc Cullough, L.P.
    Vaughan, Nelson
Scarborough & McCullough        CDC Nvest Targeted Equity Fund
                                Capital Growth Management Limited Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund ............................................    2
CDC Nvest Growth and Income Fund ..........................................    4
CDC Nvest International Equity Fund .......................................    6
CDC Nvest Large Cap Growth Fund ...........................................    8
CDC Nvest Targeted Equity Fund ............................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Advisers and Subadvisers .......................   15
Meet the Funds' Portfolio Managers ........................................   17
Adviser and Subadviser Past Performance Information .......................   19

Fund Services

It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   24
Exchanging Shares .........................................................   24
Restrictions on Buying, Selling and Exchanging Shares .....................   25
How Fund Shares Are Priced ................................................   26
Dividends and Distributions ...............................................   27
Tax Consequences ..........................................................   27
Compensation to Securities Dealers ........................................   28

Financial Performance

Financial Performance .....................................................   30
Glossary of Terms
Glossary of Terms .........................................................   32


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                         ------------------------
                              (total return)
                            2001         2002
                           13.31%        3.59%
                         ------------------------

/\  Highest Quarterly Return: Second Quarter 2001, up 10.15%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.66%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was 1.13%.


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                Since Class
Average Annual Total Returns                                     Inception
(for the periods ended December 31, 2002)        Past 1 Year     (8/31/00)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                       3.59%          11.01%
    Return After Taxes on Distributions*            1.53%           8.50%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                         2.23%           7.65%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index**                         3.64%          10.08%
--------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                -------------------------------------------
                              (total return)
                  1999      2000       2001         2002
                  9.77%    -6.97%     13.99%       19.61%
                -------------------------------------------

/\  Highest Quarterly Return: Fourth Quarter 2001, up 11.08%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 16.94%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total returns                                        Inception
(For the periods ended December 31, 2002)     Past 1 Year          (11/18/98)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                   -19.61%              -6.36%
    Return After Taxes on Distributions*        -19.61%              -7.62%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                     -12.04%              -5.02%
-------------------------------------------------------------------------------
Russell 1000 Value Index**+                     -15.52%              -1.32%
S&P 500 Index**                                 -22.10%              -5.88%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/98.

+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class Y
                 -------
                  NEIYX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-------------------------------------------------------------------------------------------------------------
                                                    (total return)
   1994         1995         1996        1997        1998        1999        2000        2001        2002
   8.93%        6.56%        3.95%      -6.74%      7.29%       88.61%      -28.16      -22.97%     -20.44%
-------------------------------------------------------------------------------------------------------------

/\   Highest Quarterly Return:
--     Fourth Quarter 1999, up 66.97%

--   Lowest Quarterly Return:
\/     Third Quarter 2002, down 19.53%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index (" MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


-----------------------------------------------------------------------------------------------------------
                                                                                               Since Class
Average Annual Total Returns                                                                    Inception
(for the periods ended December 31, 2002)          Past 1 Year           Past 5 Years            (9/9/93)
-----------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -20.44%                -2.29%                 0.10%
    Return After Taxes on Distributions*             -20.44%                -3.61%                -1.19%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -12.55%                -2.03%                -0.18%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE**                                          -15.66%                -2.61%                 1.59%
-----------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated as of 9/30/93.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NRLYX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality Management

/     Strong Financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations of the Fund's predecessor.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)+
                          2000         2001       2002
                         -8.87%      -22.65%     -35.61%
                        ---------------------------------

/\  Highest Quarterly Return: First Quarter 2000, up 13.26%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.74%


The table below shows the Fund's predecessor's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                  Since Class
Average Annual Total Returns+                                       Inception
(for the periods ended December 31, 2002)          Past 1 Year     (10/29/99)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -35.61%         -15.07%
    Return After Taxes on Distributions*             -35.61%         -15.83%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -21.86%         -11.72%
-------------------------------------------------------------------------------
Russell 1000 Growth Index**                          -27.88%         -18.76%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from October 31, 1999.

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)
                          2000         2001       2002
                         -4.23%      -15.86%     -28.28%
                        ---------------------------------

/\  Highest Quarterly Return: Fourth Quarter 1999, up 19.58%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 19.47%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total Returns                                        Inception
(for the period ended December 31, 2002)           Past 1 Year      (6/30/99)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -28.28%         -12.20%
    Return After Taxes on Distributions*             -28.28%         -14.35%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -17.36%          -9.54%
--------------------------------------------------------------------------------
S&P 500 Index**                                      -22.10%         -10.29%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)


--------------------------------------------------------------------------------
                                                         All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases            None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                        None
--------------------------------------------------------------------------------
   Redemption fees                                             None*
--------------------------------------------------------------------------------


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


------------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)      Growth and Income Fund       International Equity Fund
                                                    Class Y                      Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
  Management fees                                     0.80%                        0.69%                        0.90%
  Distribution and/or service (12b-1) fees            0.00%                        0.00%                        0.00%
  Other expenses                                      0.98%                        0.27%                        0.70%
  Total annual fund operating expenses                1.78%                        0.96%                        1.60%
  Fee Waiver/Expense Reimbursment                     0.53%                        0.00%                        0.00%
  Net Expenses                                        1.25%                        0.96%                        1.60%


---------------------------------------------------------------------------------------------------
                                           Large Cap Growth Fund(2)       Targeted Equity Fund
---------------------------------------------------------------------------------------------------
                                                   Class Y                       Class Y
---------------------------------------------------------------------------------------------------
  Management fees                                    0.90%                         0.69%
  Distribution and/or service (12b-1) fees           0.00%                         0.00%
  Other expenses                                     0.87%                         0.23%
  Total annual fund operating expenses               1.77%                         0.92%
  Fee Waiver/Expense Reimbursment                    0.62%                         0.00%
  Net Expenses                                       1.15%                         0.92%

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.15% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                            AEW Real Estate Fund              Growth and Income Fund              International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                   Class Y                            Class Y                              Class Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                           $   127                            $    98                              $   163
  3 years                          $   509                            $   306                              $   505
------------------------------------------------------------------------------------------------------------------------------------
  5 years                          $   915                            $   531                              $   871
  10 years                         $ 2,051                            $ 1,178                              $ 1,900
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                            Large Cap Growth Fund               Targeted Equity Fund
-------------------------------------------------------------------------------------------
                                   Class Y                            Class Y
-------------------------------------------------------------------------------------------
  1 year                           $   117                            $    94
  3 years                          $   497                            $   293
-------------------------------------------------------------------------------------------
  5 years                          $   901                            $   509
  10 years                         $ 2,033                            $ 1,131
-------------------------------------------------------------------------------------------

* The example is based on the Net Expenses shown above for the 1-year period for AEW Real Estate Fund and Large Cap Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and Targeted Equity Fund (for which CGM serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. AEW, CGM and the subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund and 0.376% for the Large Cap Growth Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak Global Advisors, L.P. was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak Global Advisors, L.P. were the same as the rates under the current agreement with Harris Associates.


Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Management Team

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Management Team

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
--------------------------------------------------------------------------------
   (for the period ending December 31, 2002)       1 Year    Since July 1, 1999
--------------------------------------------------------------------------------
  AEW Composite                                     3.22%           10.23%
  Morgan Stanley REIT Index                         3.64%            9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Management Team

Adviser and Subadviser Past Performance Information

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 5. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.


The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.


--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
   (for the period ending December 31, 2002)     1 Year       Since Inception
--------------------------------------------------------------------------------
  Harris Large Cap Value Composite               -14.92%           4.30%(2)
  Russell 1000 Value Index                       -15.53%          -1.26%(2)
  S&P 500 Index                                  -22.18%          -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Fund Services

It's Easy to Open an Account

To open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

            Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

            A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

            There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                             Opening an Account                     Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.         o     Make out a check in U.S.
                        dollars for the investment             dollars for the investment
                        amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                        Funds." Third party checks and         Funds." Third party checks and
[envelope icon]         "starter" checks will not be           "starter" checks will not be
                        accepted.                              accepted.


                  o     Mail the check with your         o     Complete the investment slip
                        completed application to CDC           from an account statement or
                        Nvest Funds, P.O. Box 219579,          include a letter specifying
                        Kansas City, MO 64121-9579.            the Fund name, your class of
                                                               shares, your account number
                                                               and the registered account
                                                               name(s).



By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus      o     Call your investment dealer or
                        for the Fund into which you            CDC Nvest Funds to request an
                        are exchanging by calling your         exchange.
[exchange icon]         investment dealer or CDC Nvest
                        Funds at 800-225-5478.           o     Call your investment dealer or
                                                               CDC Nvest Funds at
                                                               800-225-5478 to request an
                                                               exchange.

By Wire

                  o     Call CDC Nvest Funds at          o     Instruct your bank to transfer
                        800-225-5478 to obtain an              funds to State Street Bank &
                        account number and wire                Trust Company, ABA# 011000028,
                        transfer instructions. Your            DDA# 99011538.
                        bank may charge you for such a
[wire icon]             transfer.                        o     Specify the Fund name, your
                                                               class of shares, your account
                                                               number and the registered
                                                               account name(s). Your bank may
                                                               charge you for such a
                                                               transfer.

Through Automated Clearing House ("ACH")

                  o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                        whether it is a member of the          800-225-5478 to add shares to
                        ACH system.                            your account through ACH.

                  o     Complete the "Bank               o     If you have not signed up for
                        Information" section on your           the ACH system, please call
[ACH icon]              account application.                   CDC Nvest Funds for a Service
                                                               Options Form.
                  o     Mail your completed
                        application to CDC Nvest
                        Funds, P.O. Box 219579, Kansas
                        City, MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o     The request must be signed by all of the owners of
[envelope icon]               the shares and must include the capacity in which
                              they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into
                              which you are exchanging by calling your
[exchange icon]               investment dealer or CDC Nvest Funds at
                              800-225-5478.

                        o     Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
[wire icon]
                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.
[ACH icon]
                        o If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                        o     Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                        o     Call CDC Nvest Funds at 800-225-5478 to choose the
[telephone icon]              method you wish to use to redeem your shares. You
                              may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or,

o the proceeds are sent by check, wire or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.

A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Fund Services

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                     Situation
The Fund may suspend the right of               o     When the New York Stock Exchange
redemption or postpone payment for more               (the "Exchange") is closed (other
than 7 days:                                          than a weekend/holiday)

                                                o     During an emergency

                                                o     Any other period permitted by the
                                                      SEC

The Fund reserves the right to suspend          o     With a notice of a dispute
account services or refuse transaction                between registered owners
requests:
                                                o     With suspicion/evidence of a
                                                      fraudulent act

The Fund may pay the redemption price           o     When it is detrimental for a Fund
in whole or in part by a distribution                 to make cash payments as
in kind of readily marketable                         determined in the sole discretion
securities in lieu of cash or may take                of the adviser or subadviser
up to 7 days to pay a redemption
request in order to raise capital:

The Fund may withhold redemption                o     When redemptions are made within
proceeds until the check or funds have                10 calendar days of purchase by
cleared:                                              check or ACH of the shares being
                                                      redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which it may accept orders after 5:00 p.m. Orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
               Annually                           Quarterly
--------------------------------------------------------------------------------
          Growth and Income                    AEW Real Estate
        International Equity
          Large Cap Growth
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

Fund Services

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                       This page left blank intentionally.

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class Y
   01/31/2003            $11.21     $ 0.42(d)      $(0.22)       $ 0.20      $(0.45)          $(0.16)      $   --     $(0.61)
   01/31/2002             10.49       0.58(d)        0.81          1.39       (0.56)           (0.11)          --      (0.67)
   01/31/2001 (g)         10.00       0.23(d)        0.55          0.78       (0.29)              --           --      (0.29)

GROWTH AND INCOME FUND
    Class Y
   12/31/2002            $11.93     $ 0.07(d)      $(2.41)       $(2.34)     $   --           $   --       $   --     $   --
   12/31/2001             13.87       0.06(d)       (2.00)        (1.94)         --               --           --         --
   12/31/2000             15.36       0.07(d)       (1.10)        (1.03)         --            (0.46)          --      (0.46)
   12/31/1999             16.57       0.02           1.51          1.53       (0.08)           (2.66)          --      (2.74)
   12/31/1998(h)          15.42       0.02           1.22          1.24       (0.02)           (0.07)          --      (0.09)

INTERNATIONAL EQUITY
FUND
    Class Y
   12/31/2002             13.11       0.01(d)       (2.69)        (2.68)         --               --           --         --
   12/31/2001             17.02      (0.02)(d)      (3.89)        (3.91)         --               --           --         --
   12/31/2000             25.81      (0.10)(d)      (7.04)        (7.14)      (0.17)           (1.48)          --      (1.65)
   12/31/1999             14.45       0.02(d)       12.54         12.56       (0.07)           (1.13)          --      (1.20)
   12/31/1998             14.35       0.25(d)        0.77          1.02       (0.64)           (0.28)          --      (0.92)

LARGE CAP GROWTH FUND*
    Class Y
   12/31/2002             13.93      (0.01)(d)      (4.95)        (4.96)         --               --           --         --
   12/31/2001(i)          12.46      (0.01)(d)       1.48          1.47          --               --           --         --
    9/30/2001             21.73      (0.01)(d)      (7.90)        (7.91)         --            (1.36)          --      (1.36)
    9/30/2000(j)          16.21      (0.06)(d)       5.58          5.52          --               --           --         --

TARGETED EQUITY FUND
    Class Y
   12/31/2002              7.85      (0.02)(d)      (2.20)        (2.22)         --               --           --         --
   12/31/2001              9.37       0.01(d)       (1.50)        (1.49)      (0.03)              --           --      (0.03)
   12/31/2000             11.01       0.12(d)       (0.60)        (0.48)      (0.09)           (1.07)          --      (1.16)
   12/31/1999(k)          11.94       0.03           0.99          1.02          --            (1.95)         --       (1.95)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class Y shares which were reorganized into Class Y shares of Large Cap Growth Fund as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                                                       Ratios to average net assets:
                                                ------------------------------------------

    Net asset                    Net assets,                    Expenses
     value,         Total          end of                     after expense  Net investment    Portfolio
     end of        return        the period      Expenses      reductions    income (loss)     turnover
   the period      (%) (a)          (000)         (%) (b)       (%)(b)(c)        (%) (b)       rate (%)
  -----------    -----------    -----------     -----------    -----------   --------------   -----------
    $10.80          1.5(e)       $   1,521         1.25(f)        1.25(f)         3.72            35
     11.21         13.5(e)             611         1.25(f)        1.25(f)         5.35            36
     10.49          7.8(e)             539         1.25(f)        1.25(f)         5.40            12

    $ 9.59        (19.6)         $  10,569         0.96           0.94            0.66           195
     11.93        (14.0)            11,918         0.91           0.87            0.52           154
     13.87         (7.0)            10,131         0.87           0.84            0.48           139
     15.36          9.8             14,377         0.96           0.96           (0.73)          133
     16.57          8.1                  1         0.98           0.98            0.58           114

     10.43        (20.4)             3,330         1.60           1.58            0.07           125
     13.11        (23.0)             7,249         1.49           1.49           (0.11)          172
     17.02        (28.2)            11,940         1.39           1.39           (0.44)          212
     25.81         88.6(e)          14,441         1.55(f)        1.55(f)         0.10           229
     14.45          7.3(e)           5,552         1.31(f)        1.31(f)         1.64           105

      8.97        (35.6)(e)            792         1.15(f)        1.12(f)        (0.12)           44
     13.93         11.8(e)           1,196         1.15(f)        1.11(f)        (0.32)           27
     12.46        (38.3)(e)          1,251         1.15(f)        0.98(f)        (0.06)          724
     21.73         34.1(e)           1,746         1.15(f)        0.95(f)        (0.28)          826

      5.63        (28.3)             5,522         0.92           0.84           (0.31)          223
      7.85        (15.9)             8,785         0.87           0.83            0.13           243
      9.37         (4.2)            12,260         0.85           0.83            1.16           266
     11.01          9.7             15,418         0.87           0.87            0.48           206

(g) For the period August 31, 2000 (commencement of operations) through January 31, 2001.

(h)   For the period November 18, 1998 (inception) through December 31, 1998.

(i)   For the three months ended December 31, 2001.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the period June 30, 1999 (inception) through December 31, 1999.

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
       The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                                    YS51-0503

                        [LOGO] CDC NVEST FUNDS(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE


Goals, Strategies &
Risks ..................Page 1

Fund Fees & Expenses ...Page 23

Management Team ........Page 26

Fund Services ..........Page 34

Financial Performance ..Page 47  CDC Nvest Star Funds

[LOGO] HANSBERGER                CDC Nvest Star Advisers Fund
                                 Harris Associates L.P.
HARRIS ASSOCIATES L.P. [LOGO]    Loomis, Sayles & Company, L.P.
                                 Mercury Advisors
LS | LOOMIS SAYLES &
     COMPANY, L.P.               CDC Nvest Star Growth Fund
                                 Miller Anderson
[LOGO] MERCURY ADVISORS          RS Investment Management, L.P.
                                 Vaughan, Nelson, Scarborough & McCullough, L.P.
Miller Anderson                  Westpeak Global Advisors, L.P.

RS | investments                 CDC Nvest Star Small Cap Fund
                                 Harris Associates L.P.
-------------------              Loomis, Sayles & Company, L.P.
   Salomon Brothers              RS Investment Management, L.P.
   ---------------------         Salomon Brothers Asset Management Inc
         Asset Management
                                 CDC Nvest Star Value Fund
          [LOGO]                 Harris Associates L.P.
     Vaughan, Nelson             Loomis, Sayles & Company, L.P.
Scarborough & McCullough         Vaughan, Nelson, Scarborough & McCullough, L.P.
                                 Westpeak Global Advisors, L.P.
[LOGO] WESTPEAK
       GLOBAL ADVISORS           CDC Nvest Star Worldwide Fund
                                 Hansberger Global Investors, Inc.
                                 Harris Associates L.P.
                                 Loomis, Sayles & Company, L.P.


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

      Goals, Strategies & Risks

      CDC Nvest Star Advisers Fund .......................................    1
      CDC Nvest Star Growth Fund .........................................    6
      CDC Nvest Star Small Cap Fund ......................................   11
      CDC Nvest Star Value Fund ..........................................   15
      CDC Nvest Star Worldwide Fund ......................................   19

      Fund Fees & Expenses

      Fund Fees & Expenses ...............................................   23

      More About Risk

      More About Risk ....................................................   25

      Management Team

      Meet the Funds' Investment Adviser and Subadvisers .................   26
      Meet the Funds' Portfolio Managers .................................   28

      Fund Services

      Investing in the Funds .............................................   34
      How Sales Charges Are Calculated ...................................   35
      Ways to Reduce or Eliminate Sales Charges ..........................   36
      It's Easy to Open an Account .......................................   37
      Buying Shares ......................................................   38
      Selling Shares .....................................................   39
      Selling Shares in Writing ..........................................   40
      Exchanging Shares ..................................................   41
      Restrictions on Buying, Selling and Exchanging Shares ..............   41
      How Fund Shares Are Priced .........................................   42
      Dividends and Distributions ........................................   43
      Tax Consequences ...................................................   43
      Compensation to Securities Dealers .................................   44
      Additional Investor Services .......................................   45

      Financial Performance

      Financial Performance ..............................................   47

      Glossary of Terms

      Glossary of Terms ..................................................   53


      If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

      To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

      Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFSX         NESBX         NECCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis) of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

  34.36%     18.98%    20.17%    19.26%    46.44%    -16.98%    -9.36%   -21.82%
--------------------------------------------------------------------------------
   1995       1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 30.94%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 17.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P Midcap 400 Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P Midcap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


---------------------------------------------------------------------------------------------
                                                                                  Since Class
Average Annual Total Returns                                                       Inception
(for the periods ended December 31, 2002)            Past 1 Year   Past 5 Years     (7/07/94)
---------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -26.32%        -0.64%          8.38%
    Return After Taxes on Distributions*               -26.32%        -2.93%          5.51%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -16.16%        -0.80%          6.16%
Class B - Return Before Taxes                          -26.35%        -0.48%          8.32%
Class C - Return Before Taxes                          -24.00%        -0.40%          8.20%
---------------------------------------------------------------------------------------------
S&P 500 Index**                                        -22.10%        -0.59%          9.95%
Wilshire 4500 Index**                                  -17.80%        -1.57%          7.55%
S&P Midcap 400 Index**                                 -14.53%         6.40%         13.15%
---------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 7/31/94.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles - Mid Cap Growth Segment

The Fund's Midcap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

                  o     Distinctive products, technologies or services
                  o Attractive valuation relative to both competitors and their own operating history
                  o     Strong management team
                  o Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.

o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

o Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

Loomis Sayles - Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:


                  o     Attractive valuations
                  o     Positive free cash flow
                  o     Strong balance sheets
                  o     Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

o Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.


Mercury


The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:

                  o Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
                  o Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

                        -     Above-average growth rates in sales
                        -     Improvements in profit margins
                        - Providing proprietary or niche products and services
                        -     Strong industry growth
                        -     A lead in market share


The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:

o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

o Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. Mercury believes sector selection will be a significant contributor to the segment's long-term performance.

o Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

Goals, Strategies & Risks

CDC Nvest Star Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Miller Anderson
             RS Investment Management, L.P. ("RS Investments")
             Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NFGAX         NFGBX         NFGCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Growth Fund - More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The performance results below, prior to November 16, 2001, reflect results achieved by the Fund's predecessor which retained a different adviser and did not use a multi-segment structure. The Fund also used different investment strategies prior to November 16, 2001. In addition, under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)+

                50.00%    73.21%    -41.30%   -33.59%   -33.45%
                -----------------------------------------------
                 1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 50.97%

v   Lowest Quarterly Return:
    Fourth Quarter 2000, down 30.76%

+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 3000 Index, a market value-weighted, unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 3000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------------------------------------------
                                                                                  Since Class A       Since Classes
Average Annual Total Returns+                                                       Inception        B & C Inception
(for the periods endeed December 31, 2002)           Past 1 Year   Past 5 Years     (12/31/97)          (10/29/99)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -37.24%         -8.67%         -8.67%                 --
    Return After Taxes on Distributions*               -37.24%         -9.59%         -9.59%                 --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -22.87%         -6.58%         -6.58%                 --
Class B - Return Before Taxes                          -37.18%            --             --              -27.95%
Class C - Return Before Taxes                          -35.29%            --             --              -27.48%
--------------------------------------------------------------------------------------------------------------------
Russell 3000 Index**                                   -21.54%         -0.71%         -0.71%             -10.53%
--------------------------------------------------------------------------------------------------------------------

+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from October 31, 1999 for Classes B and C shares.

Until October 29, 1999, the Fund had only one class of shares, which was offered without a sales charge. Returns prior to that date have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses."

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Growth Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Miller Anderson

The Miller Anderson segment of the Fund invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Miller Anderson focuses on companies that demonstrate, in its view, one or more of the following characteristics, although not all of the companies selected will have these characteristics:

                  o     Superior growth prospects
                  o     Accelerating returns on invested capital
                  o     Sustainable competitive advantage
                  o     Experienced and incentivized management teams

In making investment decisions, Miller Anderson generally employs the following methods:

o It conducts extensive fundamental bottom-up analysis to evaluate potential candidates for purchase by using financial modeling to evaluate earnings data. In addition, it monitors qualitative measures including a company's competitive position within its industry and its management quality.

o     It also evaluates market valuations.

o Miller Anderson follows a strict sell discipline, selling stocks when it determines that they no longer meet investment criteria.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will gener ally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Vaughan Nelson

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

                  o     Sustainable competitive advantage
                  o     Positive earnings trends
                  o     Quality management
                  o     Strong financials

In selecting investments for its segment, Vaughan Nelson generally employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

Westpeak

Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:

                  o     Earnings-to-price ratios
                  o     Earnings growth rates
                  o     Positive earnings surprises
                  o     Book-to-price ratios
                  o     Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Growth Index, an unmanaged index of companies within the Russell 3000 Index selected for higher price-to-book ratios and higher forecasted growth values. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Small-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             RS Investment Management, L.P ("RS Investments")
             Salomon Brothers Asset Management Inc ("Salomon Brothers")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFJX         NEJBX         NEJCX

Investment Goal

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

o     Invest in foreign securities, including those of emerging markets.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Small Cap Fund" -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

          26.97%     2.05%    65.38%    -12.22%   -12.05%   -30.78%
          ---------------------------------------------------------
           1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 42.28%

v   Lowest Quarterly Return:
    Third Quarter 2001, down 26.44%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index, an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)           Past 1 Year    Past 5 Years    (12/31/96)
---------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -34.78%        -3.20%         1.28%
    Return After Taxes on Distributions*               -34.78%        -5.03%        -0.53%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -21.36%        -2.60%         0.87%
Class B - Return Before Taxes                          -34.72%        -3.07%         1.40%
Class C - Return Before Taxes                          -32.65%        -2.97%         1.35%
---------------------------------------------------------------------------------------------
Russell 2000 Index**                                   -20.40%        -1.36%         2.25%
---------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of "small cap companies" in the United States. Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies that possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o New and/or distinctive products, technologies or services
                  o Dynamic earnings growth with prospects for high levels of profitability
                  o Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers, with the assistance and guidance of the Loomis Sayles' analysts, evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, and an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The segment's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near-term earnings prospects, positions will be reduced. Under normal market conditions, the segment remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities may be sold when their market capitalization exceeds the capitalization range of the Russell 2000 Index. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:.

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Salomon Brothers

Salomon Brothers emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

                  o Low stock price relative to earnings, book value and cash flow
                  o     High return on invested capital

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus or the manager's individual security selection.

Goals, Strategies & Risks

CDC Nvest Star Value Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Large-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Ticker Symbol:   Class A        Class B       Class C
                 ------------------------------------
                  NEFVX          NEVBX         NECVX

Investment Goal

The Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities. The Fund invests primarily in the common stocks of mid- and large-capitalization companies of various industries. The companies in which the Fund invests are value-oriented according to one or more of the following measures: price-to-earnings ratio, return on equity, dividend yield, price-to-book value ratio or price-to-sales ratio.

The Fund may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Value Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund assumed a multi-manager structure on February 28, 2000. The performance results shown below reflect results achieved by the previous sole subadviser for periods prior to February 28, 2000. In addition, under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                         (total return)

16.99%   -1.39%    32.32%     26.31%    20.95%     7.07%    -6.92%      2.03%     1.32%   -19.48%
-------------------------------------------------------------------------------------------------
 1993     1994      1995       1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1998, up 17.52%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 18.55%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index selected for their lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Class B      Since Class C
Average Annual Total Returns                                                                        Inception         Inception
(for the periods ended December 31, 2002)       Past 1 Year    Past 5 Years      Past 10 Years      (9/13/93)         (12/30/94)
---------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                     -24.11%          -4.81%            6.19%              --                --
    Return After Taxes on Distributions*          -24.11%          -5.94%            3.96%              --                --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                       -14.81%          -3.64%            4.58%              --                --
Class B - Return Before Taxes                     -24.10%          -4.67%              --             5.49%               --
Class C - Return Before Taxes                     -21.66%          -4.61%              --               --              5.73%
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**                        -15.52%           1.16%           10.80%            9.71%            11.62%
---------------------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.


**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Value Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of mid- and large- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for constructing a concentrated portfolio, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

Loomis Sayles uses fundamental research in a value-oriented selection process to seek companies with the following characteristics:

                  o     Low price-to-earnings ratios based on earnings estimates
                  o     Competitive return on equity
                  o     Competitive current and estimated dividend yield
                  o     Favorable earnings prospects

In selecting investments for its Fund segment, Loomis Sayles employs the following strategy:

o Loomis Sayles starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.

o Stocks are then ranked using the Loomis Sayles' proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.

o Stocks are selected based on fundamental research focusing on those that are ranked favorably in the valuation model.

o Its segment's portfolio is constructed by choosing approximately 50 to 70 stocks that Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.

o The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.

o Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

Vaughan Nelson

In managing its segment of the Fund, Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o     Strong balance sheets
                  o     Growing cash flows
                  o Reasonable valuations based upon discounted cash flow models
                  o     Stable and proven management teams
                  o     High relative dividend yield

In selecting investments for its segment of the Fund, Vaughan Nelson generally employs the following strategy:

o Value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

o Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of 300 to 400 companies with market capitalizations of at least $2 billion.

o Use fundamental analysis to construct a portfolio of 45-75 securities consisting of quality companies in the opinion of Vaughan Nelson.

o Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Westpeak

In managing its segment of the Fund, Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:

                  o     Earnings-to-price ratios
                  o     Earnings growth rates
                  o     Positive earnings surprises
                  o     Book-to-price ratios
                  o     Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Global Equity
Subadvisers: Hansberger Global Investors, Inc. ("Hansberger")
             Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFDX         NEDBX         NEDCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the three subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Harris) of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Non-U.S. markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Non-U.S. markets include those located in large, developed countries such as Great Britain and in smaller, developing markets such as Thailand.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower quality debt securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Worldwide Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

        16.67%    12.68%     4.01%    37.63%    -12.22%    -8.98%   -16.42%
        -------------------------------------------------------------------
         1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 24.05%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 20.60%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world, and the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index and MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                       Since Class
Average Annual Total Returns                                                            Inception
(for the periods ended December 31, 2002)            Past 1 Year      Past 5 Years      (12/29/95)
--------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -21.20%           -2.06%            2.45%
    Return After Taxes on Distributions*               -21.32%           -3.45%            1.15%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -13.00%           -1.58%            1.93%
Class B - Return Before Taxes                          -21.08%           -1.90%            2.57%
Class C - Return Before Taxes                          -18.63%           -1.82%            2.42%
--------------------------------------------------------------------------------------------------
MSCI World Index**                                     -19.54%           -1.76%            2.79%
MSCI EAFE**                                            -15.66%           -2.61%           -0.72%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns for each Index are calculated from 12/31/95.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Hansberger

In managing its segment of the Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

                  o     High secular growth
                  o     Superior profitability
                  o Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

o Securities are selected on the basis of fundamental company-by-company analysis.

o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

o In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

o Portfolio risk is controlled through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company's fundamental change, or if the portfolio is fully invested and a better investment opportunity arises.

Harris Associates -- U.S. Segment

The U.S. segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization U.S. companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based on its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Harris Associates -- International Segment

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment, which is described above, and applies them to non-U.S. companies. However, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:

                  o The relative political and economic stability of the issuer's home country
                  o     The ownership structure of the company
                  o     The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits on geographic asset distribution, but to provide diversification this segment of the Fund will generally be invested in at least five countries outside the United States.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles invests primarily in equity securities of companies organized or headquartered outside of the United States. The segment holds securities from at least three different countries, including those within emerging markets. The segment focuses on securities with large market capitalization, but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles have these attributes:

                  o     Strong, competitive position as an industry leader
                  o     Strong pricing power
                  o     Strong distribution channels
                  o     Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles sells a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

Loomis Sayles uses a "No-Walls Decision Making(TM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------
                                                           Class A          Class B          Class C
------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              5.75%            None             1.00%(4)
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
     (as a percentage of original purchase price
     or redemption proceeds, as applicable)(2)                (3)            5.00%            1.00%
------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*            None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Star Value Fund              Star Growth Fund**         Star Small Cap Fund
                                           Class A    Class B   Class C   Class A    Class B   Class C   Class A   Class B   Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                              0.75%     0.75%     0.75%     1.00%      1.00%     1.00%      1.05%    1.05%     1.05%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees     0.25%     1.00%*    1.00%*    0.25%      1.00%*    1.00%*     0.25%    1.00%*    1.00%*
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                               0.68%     0.68%     0.68%     1.30%      1.30%     1.30%      0.83%    0.83%     0.83%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses         1.68%     2.43%     2.43%     2.55%      3.30%     3.30%      2.13%    2.88%     2.88%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or
    Expense Reimbursement                    0.00%     0.00%     0.00%     1.05%      1.05%     1.05%      0.00%    0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                 1.68%     2.43%     2.43%     1.50%      2.25%     2.25%      2.13%    2.88%     2.88%
------------------------------------------------------------------------------------------------------------------------------------
                                                 Star Advisers Fund            Star Worldwide Fund
                                            Class A   Class B   Class C   Class A    Class B   Class C
------------------------------------------------------------------------------------------------------
Management fees                              1.05%     1.05%     1.05%     1.05%      1.05%     1.05%
------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees     0.25%     1.00%*    1.00%*    0.25%      1.00%*    1.00%*
------------------------------------------------------------------------------------------------------
Other expenses                               0.59%     0.59%     0.59%     0.89%      0.89%     0.89%
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses         1.89%     2.64%     2.64%     2.19%      2.94%     2.94%
------------------------------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares. This undertaking is in effect through April 30, 2004 and will be reevaluated on an annual basis. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee is 0.90% through April 30, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------------------------------------
                                  Star Advisers Fund                                  Star Growth Fund
                  Class A         Class B               Class C         Class A         Class B               Class C
                               (1)        (2)        (1)       (2)                   (1)        (2)         (1)        (2)
----------------------------------------------------------------------------------------------------------------------------
1 year            $  756     $  767     $  267     $  464     $  364     $  719     $  728     $  228     $  426     $  326
----------------------------------------------------------------------------------------------------------------------------
3 years           $1,135     $1,120     $  820     $  912     $  912     $1,229     $1,218     $  918     $1,009     $1,009
----------------------------------------------------------------------------------------------------------------------------
5 years           $1,538     $1,600     $1,400     $1,486     $1,486     $1,764     $1,831     $1,631     $1,715     $1,715
----------------------------------------------------------------------------------------------------------------------------
10 years**        $2,659     $2,792     $2,792     $3,044     $3,044     $3,220     $3,352     $3,352     $3,588     $3,588
----------------------------------------------------------------------------------------------------------------------------
                                  Star Small Cap Fund                                 Star Value Fund
                 Class A          Class B               Class C         Class A         Class B                Class C
                               (1)        (2)        (1)       (2)                    (1)       (2)         (1)        (2)
----------------------------------------------------------------------------------------------------------------------------
1 year            $  779     $  791     $  291     $  488     $  388     $  736     $  746     $  246     $  444     $  344
----------------------------------------------------------------------------------------------------------------------------
3 years           $1,204     $1,192     $  892     $  983     $  983     $1,074     $1,058     $  758     $  850     $  850
----------------------------------------------------------------------------------------------------------------------------
5 years           $1,653     $1,718     $1,518     $1,603     $1,603     $1,435     $1,496     $1,296     $1,383     $1,383
----------------------------------------------------------------------------------------------------------------------------
10 years**        $2,895     $3,027     $3,027     $3,272     $3,272     $2,448     $2,581     $2,581     $2,839     $2,839
----------------------------------------------------------------------------------------------------------------------------
                                  Star Worldwide Fund
                  Class A         Class B               Class C
                               (1)        (2)       (1)         (2)
---------------------------------------------------------------------
1 year            $  784     $  797     $  297     $  494     $  394
---------------------------------------------------------------------
3 years           $1,221     $1,210     $  910     $1,000     $1,000
---------------------------------------------------------------------
5 years           $1,682     $1,748     $1,548     $1,632     $1,632
---------------------------------------------------------------------
10 years**        $2,954     $3,085     $3,085     $3,329     $3,329
---------------------------------------------------------------------

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for Star Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds except Star Value Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Star Value Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds except Star Value Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (Star Advisers and Star Growth Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk (All Funds except Star Value Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Star Funds (the "Funds" and each a "Fund"), which along with CDC Nvest Equity Funds, CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 1.05% for the CDC Nvest Star Advisers Fund, 0.626% (after waiver or reimbursement) for the Star Growth Fund, 1.05% for the CDC Nvest Star Small Cap Fund, 0.748% for the Star Value Fund and 1.05% for the CDC Nvest Star Worldwide Fund.

Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $3 billion in assets as of December 31, 2002, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Small Cap, Star Value and Star Worldwide Funds. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the Star Advisers, Star Small Cap, Star Value and Star Worldwide Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch, managed approximately $462 billion in assets as of December 31, 2002. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

Miller Anderson, located at 1221 Avenue of the Americas, New York, New York 10020, serves as a subadviser to a segment of the Star Growth Fund. "Miller Anderson" is a name under which Morgan Stanley Investment Management Inc. ("MSIM Inc.") does business in certain instances (including its role as subadviser to the Star Growth Fund). MSIM Inc. and its affiliates conduct a worldwide portfolio management business and provide a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2002, Miller Anderson, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management.

RS Investments, located at 388 Market Street, San Francisco, California 94111, serves as subadviser to a segment of the Star Growth and Star Small Cap Funds. RS Investments was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investments, from BankAmerica Corporation. As of December 31, 2002, RS Investments had over $4 billion in assets under management. Kobrick Funds LLC and RS Investments served as adviser to the Star Growth Fund's predecessor (Kobrick Capital Fund) from inception until June 2001 and from June 2001 through November 2001, respectively.

Salomon Brothers, located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to a segment of the Star Small Cap Fund. Founded in 1987, Salomon managed approximately $34.2 billion in assets as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had approximately $479.3 billion in assets under management as of December 31, 2002 and approximately 500 investment professionals.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to segments of the Star Growth and Star Value Funds. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the Star Growth and Star Value Funds. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing each Fund's portfolio. Members of the portfolio management team that manages Westpeak's segment of the Star Growth and Star Value Funds include: Robert Franz, Westpeak's Chief Investment Officer and Thomas Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.8 billion in assets under management as of December 31, 2002.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

CDC Nvest Star Advisers Fund

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Advisers Fund since January 2001. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates segment of the Star Advisers Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and CDC Nvest Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 14 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small-Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of the Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Mercury Advisors

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 34 years of investment management experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Assistant Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 10 years of investment management experience.

CDC Nvest Star Growth Fund

Miller Anderson

Miller Anderson's segment of the Star Growth Fund is managed by its Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director and David Cohen, Executive Director.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also co-manages the RS Investments segment of the CDC Nvest Star Small Cap Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. degree in finance from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also co-manages the RS Investments segment of the CDC Nvest Star Small Cap Fund, the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Vice President and Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Vaughan Nelson

William R. Berger

William R. Berger has served as co-manager of the Vaughan Nelson segment of the Star Growth Fund since February 2002 and previously served as co-manager of the Fund from July 2001 through November 2002. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Brian A. Grove

Brian A. Grove has co-managed the Vaughan Nelson segment of the Star Growth Fund since December 2001. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

Curt E. Rohrman

Curt E. Rohrman has co-managed the Vaughan Nelson segment of the Star Growth Fund since November 2002. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Westpeak

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and CDC Nvest Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak segment of the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and CDC Nvest Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

CDC Nvest Star Small Cap Fund

Harris Associates

James P. Benson

James P. Benson has co-managed the Harris Associates segment of the Star Small Cap Fund since November 1999. He joined Harris Associates in 1997 as an investment analyst. Mr. Benson received an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Clyde S. McGregor

Clyde S. McGregor has co-managed the Harris Associates segment of the Star Small Cap Fund since July 2000. Mr. McGregor joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He received an M.B.A. from the University of Wisconsin-Madison and a B.A. from Oberlin College. Mr. McGregor has over 21 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Aggressive Growth Fund, and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. He has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 14 years of investment management experience.

David L. Smith

David L. Smith has co-managed the Loomis segment of the Star Small Cap Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Small Cap Fund since October 1997. He also co-manages the RS Investments segment of the CDC Nvest Star Growth Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has served as portfolio manager for the RS Investments segment of the Star Small Cap Fund from inception until October 1997 and as co-portfolio manager thereafter. He also manages the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Salomon Brothers

Salomon Brothers utilizes a team approach.

CDC Nvest Star Value Fund

Harris Associates

Floyd J. Bellman

Floyd J. Bellman has assisted in managing the Harris Associates segment of the Star Value Fund since February 2000. He also co-manages the CDC Nvest Select Fund. Mr. Bellman, Vice President of the Investment Advisory Department, joined the firm in 1995. He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Robert M. Levy

Robert M. Levy has co-managed the Harris Associates segment of the Star Value Fund since February 2000. He also manages the CDC Nvest Growth and Income Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Loomis Sayles

Jeffrey W. Wardlow

Jeffrey W. Wardlow served as co-manager of the Loomis Sayles segment of the Star Value Fund from August 1998 until May 2000 and as sole portfolio manager thereafter. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 11 years ago. He received both his B.B.A. and his M.B.A. from Michigan State University. Mr. Wardlow holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Vaughan Nelson

Mark J. Roach

Mark J. Roach has co-managed the Vaughan Nelson segment of the Star Value Fund since November 2002. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining the Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001 and a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 11 years of investment management experience.

Margaret M. Buescher

Margaret M. Buescher has served as co-manager of the Vaughan Nelson segment of the Star Value Fund from February to August 2000, served as sole portfolio manager from September 2000 to October 2002 and served as co-manager thereafter. Ms. Buescher, Senior Portfolio Manager of Vaughan Nelson, joined the company in 1994. She received a B.A. from Vanderbilt University. Ms. Buescher holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.

Westpeak

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak segment of the Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

CDC Nvest Star Worldwide Fund

Hansberger

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has five years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience.

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since January 2001. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

David G. Herro

David G. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He received an M.A. and a B.S. from the University of Wisconsin. Mr. Herro holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since October 2000. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.M. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Michael J. Welsh

Michael J. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He received an M.M. from Northwestern University and a B.S. from the University of Kansas. Mr. Welsh holds the designation of Chartered Financial Analyst and Certified Public Accountant. He has over 17 years of investment management experience.

Loomis Sayles

Eswar Menon

Eswar Menon has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Emerging markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Global Technology Fund. Prior to joining Loomis Sayles in 1999, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Alexander Muromcew

Alexander Muromcew has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Asian markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 through 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College. Mr. Muromcew has over 12 years of investment experience.

John Tribolet

John Tribolet has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on European markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999. He received a B.S. from Columbia University and has over 10 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                                      Class A Sales Charges
                                                  As a % of         As a % of
Your Investment                                offering price    your investment
--------------------------------------------------------------------------------
Less than  $ 50,000                                 5.75%             6.10%
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999                                 4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                                 3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                                 2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                                 2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*                                 0.00%             0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
             Class B Contingent Deferred Sales Charges
        Year Since Purchase        CDSC on Shares Being Sold
--------------------------------------------------------------------------------
                1st                          5.00%
--------------------------------------------------------------------------------
                2nd                          4.00%
--------------------------------------------------------------------------------
                3rd                          3.00%
--------------------------------------------------------------------------------
                4th                          3.00%
--------------------------------------------------------------------------------
                5th                          2.00%
--------------------------------------------------------------------------------
                6th                          1.00%
--------------------------------------------------------------------------------
            thereafter                       0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
             Class C Contingent Deferred Sales Charges
        Year Since Purchase        CDSC on Shares Being Sold
--------------------------------------------------------------------------------
                1st                          1.00%
--------------------------------------------------------------------------------
            thereafter                       0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Classes A or Class C Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                            Minimum to           Investment Builder         Minimum for
Type of Account                                           Open an Account      or Payroll Deduction      Existing Accounts
----------------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                    $100
Transfers to Minors Act ("UTMA")
----------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                        $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                           $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                           $250                     $25                    $100
and Keogh plans
----------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                   $25                     N/A                     $25
403(b)(7) and certain other retirement plans
----------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

                            CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                              Opening an Account                               Adding to an Account
Through Your Investment Dealer

                        o     Call your investment dealer for information about opening or adding to an account.

By Mail

                        o     Make out a check in U.S. dollars           o     Make out a check in U.S. dollars
                              for the investment amount, payable               for the investment amount, payable
                              to "CDC Nvest Funds." Third party                to "CDC Nvest Funds." Third party
[ENVELOPE ICON]               checks and "starter" checks will                 checks and "starter" checks will
                              not be accepted.                                 not be accepted.


                        o     Mail the check with your completed         o     Complete the investment slip from
                              application to CDC Nvest Funds,                  an account statement or include a
                              P.O. Box 219579, Kansas City, MO                 letter specifying the Fund name,
                              64121-9579.                                      your class of shares, your account
                                                                               number and the registered account
                                                                               name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for            o     Call your investment dealer or CDC
                              the Fund into which you are                      Nvest Funds at 800-225-5478 or
                              exchanging by calling your                       visit www.cdcnvestfunds.com to
[EXCHANGE ICON]               investment dealer or CDC Nvest                   request an exchange.
                              Funds at 800-225-5478.

                        o     Call your investment dealer or CDC
                              Nvest Funds or visit
                              www.cdcnvestfunds.com to request
                              an exchange.

By Wire

                        o     Call CDC Nvest Funds at                    o     Visit www.cdcnvestfunds.com to add
                              800-225-5478 to obtain an account                shares to your account by wire.
                              number and wire transfer                         Instruct your bank to transfer
                              instructions. Your bank may charge               funds to State Street Bank & Trust
[WIRE ICON]                   you for such a transfer.                         Company, ABA # 011000028, and DDA #
                                                                               99011538.

                                                                         o     Specify the Fund name, your class
                                                                               of shares, your account number and
                                                                               the registered account name(s).
                                                                               Your bank may charge you for such
                                                                               a transfer.

Through Automated Clearing House ("ACH")

                        o     Ask your bank or credit union              o     Call CDC Nvest Funds at
                              whether it is a member of the ACH                800-225-5478 or visit
                              system.                                          www.cdcnvestfunds.com to add
                                                                               shares to your account through
[ACH icon]              o     Complete the "Bank Information"                  ACH.
                              section on your account
                              application.                               o     If you have not signed up for the
                                                                               ACH system, please call CDC Nvest
                        o     Mail your completed application to               Funds or visit
                              CDC Nvest Funds, P.O. Box 219579,                www.cdcnvestfunds.com for a
                              Kansas City, MO 64121-9579.                      Service Options Form.

Automatic Investing Through Investment Builder

                        o     Indicate on your application that          o     Please call CDC Nvest Funds at
                              you would like to begin an                       800-225-5478 or visit
                              automatic investment plan through                www.cdcnvestfunds.com for a
                              Investment Builder and the amount                Service Options Form. A signature
[INVESTING ICON]              of the monthly investment ($25                   guarantee may be required to add
                              minimum).                                        this privilege.

                        o     Include a check marked "Void" or a         o     See the section entitled
                              deposit slip from your bank                      "Additional Investor Services."
                              account.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o     Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the
[ENVELOPE ICON]               method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in
                              Writing."

                        o     The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


                        o     Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579,
                              Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                        o     Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o     Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                        o     Complete the "Bank Information" section on your account application.

[WIRE ICON]             o     Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                        o     Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o     Ask your bank or credit union whether it is a member of the ACH system.

[ACH ICON]              o     Complete the "Bank Information" section on your account application.

                        o     If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit
                              www.cdcnvestfunds.com for a Service Options Form.

                        o     Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                        o     Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

[TELEPHONE ICON]        o     Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                        o     Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                        o     Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative, or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                             Requirements for Written Requests
Qualified retirement benefit plans (except        o   The request must include the signatures of all those authorized to
CDC Nvest Funds prototype documents)                  sign, including title.

                                                  o   Signature guarantee, if applicable (see above).

Individual Retirement Accounts                    o   Additional documentation and distribution forms may be required.

Individual, joint, sole proprietorship,           o   The request must include the signatures of all persons authorized
UGMA/UTMA (minor accounts)                            to sign, including title, if applicable.

                                                  o   Signature guarantee, if applicable (see above).

                                                  o   Additional documentation may be required.

Corporate or association accounts                 o   The request must include the signatures of all persons authorized to sign, including title.

Owners or trustees of trust accounts              o   The request must include the signatures of all trustees authorized to sign, including title.

                                                  o   If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.

                                                  o   Signature guarantee, if applicable (see above).

Joint tenancy whose co-tenants are deceased       o   The request must include the signatures of all surviving tenants of the account.

                                                  o   Copy of the death certificate.

                                                  o   Signature guarantee if proceeds check is issued to other than the surviving tenants.

Power of Attorney (POA)                           o   The request must include the signatures of the attorney-in-fact, indicating such title.

                                                  o   A signature guarantee.

                                                  o   Certified copy of the POA document stating it is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*

Executors of estates, administrators,             o   The request must include the signatures of all those authorized to
guardians, conservators                               sign, including capacity.

                                                  o   A signature guarantee.

                                                  o   Certified copy of court document where signer derives authority,
                                                      e.g., Letters of Administration, Conservatorship and Letters
                                                      Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                       Situation
The Fund may suspend the right of redemption or   o   When the New York Stock Exchange (the "Exchange") is
postpone payment for more than 7 days:                closed (other than a weekend/holiday)

                                                  o   During an emergency

                                                  o   Any other period permitted by the SEC

The Fund reserves the right to suspend account    o   With a notice of a dispute between registered owners
services or refuse transaction requests:
                                                  o   With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole    o   When it is detrimental for a Fund to make cash payments
or in part by a distribution in kind of readily       as determined in the sole discretion of the adviser or
marketable securities in lieu of cash or may          subadviser
take up to 7 days to pay a redemption request in
order to raise capital:

The Fund may withhold redemption proceeds until   o   When redemptions are made within 10 calendar days of
the check or funds have cleared:                      purchase by check or ACH of the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                       Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calcu- lated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value deter- mined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your invest-ment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in addi- tional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code")necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including Star Small Cap, Star Advisers and Star Worldwide Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees

                       This Page Left Blank Intentionally

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                       Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                      Net asset
                       value,         Net        Net realized                  Dividends     Distributions
                     beginning    investment    and unrealized   Total from       from          from net
                         of         income      gain (loss) on   investment  net investment     realized    Return of      Total
                     the period   (loss) (a)      investments    operations      income      capital gains   capital   distributions
                     ----------   ----------    --------------   ----------  --------------  -------------  ---------  -------------
STAR ADVISERS FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002           $15.90      $(0.11)          $(3.36)        $(3.47)      $   --           $   --        $   --     $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            17.55       (0.05)           (1.59)         (1.64)          --            (0.01)           --      (0.01)
  12/31/2000            24.50       (0.06)           (3.87)         (3.93)          --            (3.02)           --      (3.02)
  12/31/1999            20.02       (0.12)            8.91           8.79           --            (4.31)           --      (4.31)
  12/31/1998            18.17       (0.05)            3.28           3.23           --            (1.38)           --      (1.38)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            14.64       (0.20)           (3.09)         (3.29)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            16.29       (0.16)           (1.48)         (1.64)          --            (0.01)           --      (0.01)
  12/31/2000            23.14       (0.22)           (3.61)         (3.83)          --            (3.02)           --      (3.02)
  12/31/1999            19.23       (0.27)            8.49           8.22           --            (4.31)           --      (4.31)
  12/31/1998            17.63       (0.18)            3.16           2.98           --            (1.38)           --      (1.38)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            14.66       (0.20)           (3.09)         (3.29)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            16.30       (0.16)           (1.47)         (1.63)          --            (0.01)           --      (0.01)
  12/31/2000            23.16       (0.22)           (3.62)         (3.84)          --            (3.02)           --      (3.02)
  12/31/1999            19.25       (0.27)            8.49           8.22           --            (4.31)           --      (4.31)
  12/31/1998            17.64       (0.18)            3.17           2.99           --            (1.38)           --      (1.38)

STAR GROWTH FUND*

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002           $ 8.76      $(0.07)          $(2.86)        $(2.93)      $   --           $   --        $   --     $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.21       (0.02)            1.57           1.55           --               --            --         --
  09/30/2001            19.05       (0.05)          (11.79)        (11.84)          --               --            --         --
  09/30/2000            17.21       (0.14)            4.35(e)        4.21           --            (2.37)           --      (2.37)
  09/30/1999            10.71       (0.18)            6.68           6.50           --               --            --         --
  09/30/1998(f)         10.00       (0.13)            0.84           0.71           --               --            --         --

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             8.62       (0.12)           (2.80)         (2.92)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.12       (0.03)            1.53           1.50           --               --            --         --
  09/30/2001            18.92       (0.13)          (11.67)        (11.80)          --               --            --         --
  09/30/2000(f)         15.64       (0.24)            3.52(e)        3.28           --               --            --         --

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             8.63       (0.12)           (2.81)         (2.93)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.12       (0.03)            1.54           1.51           --               --            --         --
  09/30/2001            18.93       (0.13)          (11.68)        (11.81)          --               --            --         --
  09/30/2000 (f)        15.64       (0.25)            3.54(e)        3.29           --               --            --         --

                                                                                 Ratios to average net assets:
                                                                          ------------------------------------------
                           Net asset                      Net assets,                 Expenses after        Net
                            value,          Total           end of                       expense         investment     Portfolio
                            end of          return        the period      Expenses     reductions          income        turnover
                          the period        (%) (b)         (000's)       (%) (c)      (%) (c) (d)     (loss) (%) (c)    rate (%)
                          ----------        -------       ----------      -------     --------------   --------------    --------
STAR ADVISERS FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                $12.43          (21.8)         $269,180         1.89           1.87            (0.75)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 15.90           (9.4)          389,405         1.83           1.82            (0.31)           183
  12/31/2000                 17.55          (17.0)          525,479         1.62           1.60            (0.25)           524
  12/31/1999                 24.50           46.4           619,184         1.62           1.62            (0.54)           186
  12/31/1998                 20.02           19.3           443,165         1.62           1.62            (0.24)           101

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                 11.35          (22.5)          282,361         2.64           2.62            (1.50)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 14.64          (10.1)          491,614         2.58           2.57            (1.06)           183
  12/31/2000                 16.29          (17.6)          649,107         2.37           2.35            (1.00)           524
  12/31/1999                 23.14           45.4           742,908         2.37           2.37            (1.29)           186
  12/31/1998                 19.23           18.4           508,937         2.37           2.37            (0.99)           101

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                 11.37          (22.4)           54,291         2.64           2.62            (1.50)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 14.66          (10.0)           87,245         2.58           2.57            (1.06)           183
  12/31/2000                 16.30          (17.6)          118,921         2.37           2.35            (1.00)           524
  12/31/1999                 23.16           45.3           139,710         2.37           2.37            (1.29)           186
  12/31/1998                 19.25           18.5            97,849         2.37           2.37            (0.99)           101

STAR GROWTH FUND*

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                $ 5.83          (33.5)         $ 25,326         1.50           1.49            (0.95)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.76           21.5            60,684         1.50           1.50            (0.90)            80
  09/30/2001                  7.21          (62.2)           34,736         1.50           1.47            (0.44)         1,371
  09/30/2000                 19.05           28.0           193,897         1.51           1.48            (0.67)         1,320
  09/30/1999                 17.21           60.7           102,879         1.75           1.75            (1.09)           778
  09/30/1998(f)              10.71            7.1            27,463         1.75           1.75            (1.38)           350

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  5.70          (33.9)           24,841         2.25           2.24            (1.70)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.62           21.1            47,106         2.25           2.25            (1.66)            80
  09/30/2001                  7.12          (62.4)           27,248         2.25           2.22            (1.19)         1,371
  09/30/2000(f)              18.92          21.00            89,645         2.25           2.21            (1.29)         1,320

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  5.70          (34.0)            3,418         2.25           2.24            (1.70)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.63           21.2             7,002         2.25           2.25            (1.66)            80
  09/30/2001                  7.12          (62.4)            4,162         2.25           2.22            (1.19)         1,371
  09/30/2000 (f)             18.93           21.0            16,247         2.25           2.21            (1.32)         1,320

* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class A shares, Class B shares and Class C shares which were reorganized into Star Growth Fund Class A shares, Class B shares and Class C shares, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two of the current investment managers from July 1 to November 16. Kobrick Capital Fund had a September 30 fiscal year end.

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(c)   Computed on an annualized basis for periods less than one year.

(d) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gains (loss) on investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f) Class A commenced operations December 31, 1997. Class B and Class C commenced operations October 29, 1999.



                                     47 & 48

Financial Performance

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                     Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                       Net asset
                        value,        Net       Net realized                 Dividends   Distributions  Distributions
                      beginning   investment   and unrealized   Total from    from net      from net        from
                          of        income     gain (loss) on   investment   investment     realized       paid in         Total
                      the period    (loss)       investments    operations     income    capital gains     capital     distributions
                      ----------  ----------   --------------   ----------     ------    -------------  -------------  -------------
STAR SMALL CAP FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            $14.52    $(0.21)(c)      $(4.26)        $(4.47)      $   --         $   --        $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             16.51     (0.21)(c)       (1.78)         (1.99)          --             --            --            --
  12/31/2000             23.42     (0.28)          (2.30)         (2.58)          --          (4.33)           --         (4.33)
  12/31/1999             15.66     (0.27)          10.22           9.95           --          (2.19)           --         (2.19)
  12/31/1998             15.37     (0.23)           0.54           0.31           --          (0.02)           --         (0.02)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             13.84     (0.28)(c)       (4.05)         (4.33)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             15.86     (0.30)(c)       (1.72)         (2.02)          --             --            --            --
  12/31/2000             22.85     (0.44)          (2.22)         (2.66)          --          (4.33)           --         (4.33)
  12/31/1999             15.43     (0.39)          10.00           9.61           --          (2.19)           --         (2.19)
  12/31/1998             15.26     (0.33)           0.52           0.19           --          (0.02)           --         (0.02)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             13.84     (0.28)(c)       (4.05)         (4.33)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             15.86     (0.30)(c)       (1.72)         (2.02)          --             --            --            --
  12/31/2000             22.85     (0.44)          (2.22)         (2.66)          --          (4.33)           --         (4.33)
  12/31/1999             15.43     (0.39)          10.00           9.61           --          (2.19)           --         (2.19)
  12/31/1998             15.26     (0.33)           0.52           0.19           --          (0.02)           --         (0.02)

STAR VALUE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            $ 7.70    $(0.01)(c)      $(1.49)        $(1.50)      $   --         $   --        $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.60     (0.02)(c)        0.12           0.10           --             --            --            --
  12/31/2000              7.45      0.01            0.14           0.15         0.00(d)          --            --            --
  12/31/1999              9.68      0.03           (0.71)         (0.68)       (0.02)         (1.53)           --         (1.55)
  12/31/1998             10.14      0.03(c)         0.59           0.62        (0.02)         (1.06)           --         (1.08)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              7.26     (0.06)(c)       (1.40)         (1.46)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.22     (0.07)(c)        0.11           0.04           --             --            --            --
  12/31/2000              7.13     (0.04)           0.13           0.09         0.00(d)          --            --            --
  12/31/1999              9.38     (0.04)          (0.68)         (0.72)          --          (1.53)           --         (1.53)
  12/31/1998              9.91     (0.05)(c)        0.58           0.53           --          (1.06)           --         (1.06)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              7.26     (0.06)(c)       (1.40)         (1.46)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.22     (0.07)(c)        0.11           0.04           --             --            --            --
  12/31/2000              7.14     (0.05)           0.13           0.08         0.00(d)          --            --            --
  12/31/1999              9.39     (0.04)          (0.68)         (0.72)          --          (1.53)           --         (1.53)
  12/31/1998              9.92     (0.05)(c)        0.58           0.53           --          (1.06)           --         (1.06)

                                                                             Ratios to average net assets:
                                                                       ------------------------------------------
                            Net asset                  Net assets,                 Expenses after        Net
                             value,       Total          end of                        expense        investment     Portfolio
                             end of       return       the period      Expenses      reductions     income (loss)    turnover
                           the period     (%) (a)        (000's)          (%)          (%) (b)           (%)         rate (%)
                           ----------     -------      -----------     --------    --------------   -------------    --------
STAR SMALL CAP FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002               $   10.05       (30.8)       $ 38,441         2.13           2.11           (1.72)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   14.52       (12.1)         69,873         2.08           2.07           (1.43)           174
  12/31/2000                   16.51       (12.2)         89,714         1.88           1.88           (1.19)           216
  12/31/1999                   23.42        65.4          84,725         2.06           2.06           (1.54)           263
  12/31/1998                   15.66         2.1          56,161         2.07           2.07           (1.52)           182

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    9.51       (31.3)         46,215         2.88           2.86           (2.47)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   13.84       (12.7)         82,060         2.83           2.82           (2.18)           174
  12/31/2000                   15.86       (12.9)        107,083         2.63           2.63           (1.94)           216
  12/31/1999                   22.85        64.1         102,029         2.81           2.81           (2.29)           263
  12/31/1998                   15.43         1.3          61,409         2.82           2.82           (2.27)           182

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    9.51       (31.3)         10,930         2.88           2.86           (2.47)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   13.84       (12.7)         22,047         2.83           2.82           (2.18)           174
  12/31/2000                   15.86       (12.9)         28,090         2.63           2.63           (1.94)           216
  12/31/1999                   22.85        64.1          26,027         2.81           2.81           (2.29)           263
  12/31/1998                   15.43         1.3          15,412         2.82           2.82           (2.27)           182

STAR VALUE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002               $    6.20       (19.5)       $ 99,894         1.68           1.63           (0.21)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.70         1.3         137,855         1.64           1.61           (0.28)            77
  12/31/2000                    7.60         2.0         154,179         1.62           1.59            0.10            129
  12/31/1999                    7.45        (6.9)        216,740         1.33           1.33            0.32             70
  12/31/1998                    9.68         7.1         317,902         1.26           1.26            0.29             75

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    5.80       (20.1)         27,808         2.43           2.38           (0.96)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.26         0.6          44,325         2.39           2.36           (1.03)            77
  12/31/2000                    7.22         1.3          45,364         2.37           2.34           (0.65)           129
  12/31/1999                    7.13        (7.6)         59,497         2.08           2.08           (0.43)            70
  12/31/1998                    9.38         6.3          86,243         2.01           2.01           (0.46)            75

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    5.80       (20.1)          2,047         2.43           2.38           (0.96)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.26         0.6           2,833         2.39           2.36           (1.03)            77
  12/31/2000                    7.22         1.1           2,496         2.40           2.37           (0.68)           129
  12/31/1999                    7.14        (7.6)          3,398         2.08           2.08           (0.43)            70
  12/31/1998                    9.39         6.3           6,445         2.01           2.01           (0.46)            75

(a) A sales charge for Class A and Class C s hares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)   Amount rounds to less than $0.01 per share.



                                     49 & 50

Financial Performance

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                     Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                       Net asset
                        value,        Net       Net realized                  Dividends  Distributions  Distributions
                      beginning   investment   and unrealized    Total from   from net     from net          from
                          of        income     gain (loss) on    investment  investment    realized        paid in         Total
                      the period  (loss) (a)     investments     operations    income    capital gains     capital     distributions
                      ----------  ----------   --------------    ----------  ----------  -------------  -------------  -------------
STAR WORLDWIDE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             $13.02     $(0.05)        $(2.08)         $(2.13)     $(0.05)      $   --         $   --         $(0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              14.42       0.13          (1.42)          (1.29)      (0.03)       (0.08)            --          (0.11)
  12/31/2000              19.90      (0.02)         (2.43)          (2.45)         --        (3.03)            --          (3.03)
  12/31/1999              16.08      (0.07)          5.98            5.91          --        (2.09)            --          (2.09)
  12/31/1998              15.46       0.01           0.61            0.62          --           --             --             --

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              12.32      (0.14)         (1.94)          (2.08)      (0.05)                         --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              13.74       0.03          (1.36)          (1.33)      (0.01)       (0.08)            --          (0.09)
  12/31/2000              19.26      (0.16)         (2.33)          (2.49)         --        (3.03)            --          (3.03)
  12/31/1999              15.73      (0.20)          5.82            5.62          --        (2.09)            --          (2.09)
  12/31/1998              15.23      (0.11)          0.61            0.50          --           --             --             --

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              12.33      (0.14)         (1.95)          (2.09)      (0.05)          --             --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              13.75       0.03          (1.36)          (1.33)      (0.01)       (0.08)            --          (0.09)
  12/31/2000              19.27      (0.16)         (2.33)          (2.49)         --        (3.03)            --          (3.03)
  12/31/1999              15.75      (0.21)          5.82            5.61          --        (2.09)            --          (2.09)
  12/31/1998              15.24      (0.11)          0.62            0.51          --           --             --             --

                                                                                 Ratios to average net assets:
                                                                           -------------------------------------------
                           Net asset                       Net assets,                   Expenses after        Net
                            value,           Total           end of                         expense        investment     Portfolio
                            end of           return        the period      Expenses        reductions     income (loss)    turnover
                          the period         (%) (b)         (000's)          (%)            (%) (c)           (%)         rate (%)
                          ----------         -------       -----------     --------      --------------   -------------   ---------
STAR WORLDWIDE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              $   10.84          (16.4)          $ 50,053         2.19            2.18           (0.45)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  13.02           (9.0)            71,536         2.12            2.10            0.98          110
  12/31/2000                  14.42          (12.2)           102,507         2.01            2.01           (0.13)         175
  12/31/1999                  19.90           37.6            126,415         2.06            2.06           (0.42)          91
  12/31/1998                  16.08            4.0            106,763         2.09            2.09            0.03           84

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  10.19          (17.0)            53,306         2.94            2.93           (1.20)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  12.32           (9.7)            82,861         2.87            2.85            0.23          110
  12/31/2000                  13.74          (12.8)           114,450         2.76            2.76           (0.88)         175
  12/31/1999                  19.26           36.6            141,338         2.81            2.81           (1.17)          91
  12/31/1998                  15.73            3.3            116,305         2.84            2.84           (0.72)          84

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  10.19          (17.0)            11,013         2.94            2.93           (1.20)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  12.33           (9.7)            16,493         2.87            2.85            0.23          110
  12/31/2000                  13.75          (12.8)            23,949         2.76            2.76           (0.88)         175
  12/31/1999                  19.27           36.5             28,703         2.81            2.81           (1.17)          91
  12/31/1998                  15.75            3.3             23,016         2.84            2.84           (0.72)          84

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.



                                     51 & 52

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

                            CDC IXIS Asset Management
                              Distributors, L.P.,
                               399 Boylston Street
                                Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com
                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                                    XRSI-0503

                        [LOGO] CDC NVEST FUNDS(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


WHAT'S INSIDE

Goals, Strategies & Risks ...Page 1

Fund Fees & Expenses ........Page 14

Management Team .............Page 17

Fund Services ...............Page 23

Financial Performance .......Page 31    CDC Nvest Star Funds -- Class Y Shares

[LOGO] HANSBERGER                       CDC Nvest Star Advisers Fund
                                        Harris Associates L.P.
HARRIS-ASSOCIATES L.P. [LOGO]           Loomis, Sayles & Company, L.P.
                                        Mercury Advisors
LS | LOOMIS-SAYLES &
     COMPANY, L.P.                      CDC Nvest Star Small Cap Fund
                                        Harris Associates L.P.
[LOGO] MERCURY ADVISORS                 Loomis, Sayles & Company, L.P.
                                        RS Investment Management, L.P.
RS | investments                        Salomon Brothers Asset Management Inc

-------------------                     CDC Nvest Star Worldwide Fund
   Salomon Brothers                     Hansberger Global Investors, Inc.
   ---------------------                Harris Associates L.P.
         Asset Mangement                Loomis, Sayles & Company, L.P.


                                                                      Prospectus
                                                                     May 1, 2003

                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

      Goals, Strategies & Risks

      CDC Nvest Star Advisers Fund ......................................      1
      CDC Nvest Star Small Cap Fund .....................................      6
      CDC Nvest Star Worldwide Fund .....................................     10

      Fund Fees & Expenses

      Fund Fees & Expenses ..............................................     14

      More About Risk

      More About Risk ...................................................     16

      Management Team

      Meet the Funds' Investment Adviser and Subadvisers ................     17
      Meet the Funds' Portfolio Managers ................................     19

      Fund Services

      It's Easy to Open an Account ......................................     23
      Buying Shares .....................................................     24
      Selling Shares ....................................................     25
      Selling Shares in Writing .........................................     26
      Exchanging Shares .................................................     26
      Restrictions on Buying, Selling and Exchanging Shares .. ..........     27
      How Fund Shares Are Priced ........................................     28
      Dividends and Distributions .......................................     29
      Tax Consequences ..................................................     29
      Compensation to Securities Dealers ................................     30

      Financial Performance

      Financial Performance .............................................     31

      Glossary of Terms

      Glossary of Terms .................................................     33


      If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

      To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

      Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Ticker Symbol:   Class Y
                 -------
                  NESYX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

  34.85%     19.55%    20.50%    19.61%    46.78%    -16.56%    -8.95%   -21.33%
--------------------------------------------------------------------------------
   1995       1996      1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
   Fourth Quarter 1999, up 31.02%

v  Lowest Quarterly Return:
   Third Quarter 2002, down 17.18%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year, ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P Midcap 400 Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distribution only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P Midcap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


-------------------------------------------------------------------------------------------------
                                                                                      Since Class
Average Annual Total Returns                                                           Inception
(for the periods ended December 31, 2002)          Past 1 Year       Past 5 Years      (11/15/94)
-------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                         -21.33%            0.96%             8.87%
    Return After Taxes on Distributions*              -21.33%           -1.31%             5.89%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           -13.10%            0.46%             6.50%
-------------------------------------------------------------------------------------------------
S&P 500 Index**                                       -22.10%           -0.59%            10.38%
Wilshire 4500 Index**                                 -17.80%           -1.57%             7.84%
S&P Midcap 400 Index**                                -14.53%            6.40%            13.78%
-------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/94.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles - Mid Cap Growth Segment

The Fund's Midcap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

                  o     Distinctive products, technologies or services
                  o Attractive valuation relative to both competitors and their own operating history
                  o     Strong management team
                  o Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.

o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

o Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

Loomis Sayles - Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

                  o     Attractive valuations
                  o     Positive free cash flow
                  o     Strong balance sheets
                  o     Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

o Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.


Mercury


The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:

                  o Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
                  o Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

                        -     Above-average growth rates in sales
                        -     Improvements in profit margins
                        - Providing proprietary or niche products and services
                        -     A lead in market share


The segment may also invest in the securities of foreign companies, either directly or indirectly, through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:

o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

o Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time; Mercury believes sector selection will be a significant contributor to the segment's long-term performance.

o Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Small-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             RS Investment Management, L.P. ("RS Investments")
             Salomon Brothers Asset Management, Inc ("Salomon Brothers")

Investment Goal

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

o     Invest in foreign securities, including those of emerging markets.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Small Cap Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Small-cap companies: Small-cap companies tend to have more limited markets and resources and less liquidity than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)
           26.97%     2.05%    65.38%    -12.22%   -12.05%   -39.13%
          ----------------------------------------------------------
            1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
     Fourth Quarter 1999, up 42.28%

v  Lowest Quarterly Return:
     Third Quarter 2001, down 26.44%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index, an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. You may not invest directly in an index. The Fund's total returns, on a class by class basis, reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   (12/31/96)
--------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -34.78%        -3.20%         1.28%
    Return After Taxes on Distributions*               -34.78%        -5.03%        -0.53%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -21.36%        -2.60%         0.87%
--------------------------------------------------------------------------------------------
Russell 2000 Index**                                   -20.40%        -1.36%         2.25%
--------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of the Index does not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96 for Class A shares.

For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of "small cap companies" in the United States. Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies that possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o New and/or distinctive products, technologies or services
                  o Dynamic earnings growth with prospects for high levels of profitability
                  o Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers, with the assistance and guidance of the Loomis Sayles' analysts, evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, and an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The segment's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near-term earnings prospects, positions will be reduced. Under normal market conditions, the segment remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities may be sold when their market capitalization exceeds the capitalization range of the Russell 2000 Index. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS Investment

RS Investment pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investment Management generally employs the following methods:

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Salomon Brothers

Salomon Brothers emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

                  o Low stock price relative to earnings, book value and cash flow
                  o     High return on invested capital

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus or the manager's individual security selection.

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")
Category:    Global Equity
Subadvisers: Hansberger Global Investors, Inc.("Hansberger")
             Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Non-U.S. markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Non-U.S. markets include those located in large, developed countries such as Great Britain and in smaller, developing markets such as Thailand.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower quality debt securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Worldwide Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds Concept, the Fund uses multiple subadvisers. The Fund's performance might have been different if the current subadvisers had been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

          16.67%  12.68%     4.01%    37.63%    -12.22%    -8.98%   -16.42%
         ------------------------------------------------------------------
           1996    1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
   Fourth Quarter 1999, up 24.05%

v  Lowest Quarterly Return:
   Third Quarter 2002, down 20.06%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year, ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world and the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index. The Fund's total returns reflect the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)           Past 1 Year    Past 5 Years   (12/29/95)
--------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -21.20%        -2.06%         2.45%
    Return After Taxes on Distributions*               -21.32%        -3.45%         1.15%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -13.00%        -1.58%         1.93%
--------------------------------------------------------------------------------------------
MSCI World Index**                                     -19.54%        -1.76%         2.79%
MSCI EAFE**                                            -15.66%        -2.61%        -0.72%
--------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95 for Class A shares.


For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Hansberger

In managing its segment of the Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

                  o     High secular growth
                  o     Superior profitability
                  o Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

o Securities are selected on the basis of fundamental company-by-company analysis.

o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

o In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

o Portfolio risk is controlled through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Harris Associates -- U.S. Segment

The U.S. segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization U.S. companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based on its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Harris Associates -- International Segment

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment, which is described above, and applies them to non-U.S. companies. However, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:

                  o The relative political and economic stability of the issuer's home country
                  o     The ownership structure of the company
                  o     The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits on geographic asset distribution, but to provide diversification this segment of the Fund will generally be invested in at least five countries outside the United States.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles invests primarily in equity securities of companies organized or headquartered outside of the United States. The segment holds securities from at least three different countries, including those within emerging markets. The segment focuses on securities with large market capitalization, but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles have these attributes:

                  o     Strong, competitive position as an industry leader
                  o     Strong pricing power
                  o     Strong distribution channels
                  o     Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles sells a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

o Loomis Sayles uses a "No-Walls Decision Making(TM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------
                                                           All Funds
                                                            Class Y
--------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             None
--------------------------------------------------------------------
Maximum deferred sales charge (load)                         None
--------------------------------------------------------------------
Redemption fees                                              None*
--------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------
                                          Star Advisers Fund         Star Small Cap Fund**         Star Worldwide Fund**
                                                Class Y                     Class Y                       Class Y
------------------------------------------------------------------------------------------------------------------------
Management fees                                  1.05%                        1.00%                         1.05%
------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees         0.00%                        0.00%                         0.00%
------------------------------------------------------------------------------------------------------------------------
Other expenses                                   0.24%                        0.43%                         0.49%
------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses             1.29%                        1.48%                         1.54%
------------------------------------------------------------------------------------------------------------------------

** Star Small Cap Fund and Star Worldwide Fund did not have any Class Y shares outstanding during the Fund's last fiscal year. Expenses for Star Small Cap Fund and Star Worldwide Fund are based on estimated amounts for the current fiscal year.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------
                            Star Advisers Fund      Star Small Cap Fund    Star Worldwide Fund
                                 Class Y                   Class Y             Class Y
----------------------------------------------------------------------------------------------
1 year                           $  131                    $  151               $  157
----------------------------------------------------------------------------------------------
3 years                          $  409                    $  468               $  486
----------------------------------------------------------------------------------------------
5 years                          $  708                    $  808               $  839
----------------------------------------------------------------------------------------------
10 years                         $1,556                    $1,768               $1,834
----------------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (Star Advisers
Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of CDC Nvest Star Funds (the "Funds" and each a "Fund"), which along with CDC Nvest Equity Funds, CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 1.05% for the CDC Nvest Star Advisers Fund, 1.05% for the CDC Nvest Star Small Cap Fund and 1.05% for the CDC Nvest Star Worldwide Fund.

Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $3 billion in assets as of December 31, 2002, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Small Cap, and Star Worldwide Funds. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the Star Advisers, Star Small Cap and Star Worldwide Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch, managed approximately $462 billion in assets as of December 31, 2002. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

RS Investments, located at 388 Market Street, San Francisco, California 94111, serves as subadviser to a segment of the Star Small Cap Fund. RS Investments was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investments, from BankAmerica Corporation. As of December 31, 2002 RS Investments had over $4 billion in assets under management.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

Salomon Brothers, located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to Star Small Cap Fund. Founded in 1987, Salomon managed approximately $34.2 billion in assets as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had approximately $479.3 billion in assets under management as of December 31, 2002 and approximately 500 investment professionals.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

CDC Nvest Star Advisers Fund

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Advisers Fund since January 2001. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates segment of the Star Advisers Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and CDC Nvest Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 23 years of investment management experience.

Philip C. Fine

Mr. Philip C. Fine has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 14 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small-Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of the Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Mercury Advisors

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 34 years of investment management experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Assistant Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 10 years of investment management experience.

CDC Nvest Star Small Cap Fund

Harris Associates

James P. Benson

James P. Benson has co-managed the Harris Associates segment of the Star Small Cap Fund since November 1999. He joined Harris Associates in 1997 as an investment analyst. Mr. Benson received an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Clyde S. McGregor

Clyde S. McGregor has co-managed the Harris Associates segment of the Star Small Cap Fund since July 2000. Mr. McGregor joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He received an M.B.A. from the University of Wisconsin-Madison and a B.A. from Oberlin College. Mr. McGregor has over 21 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Aggressive Growth Fund, and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. He has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 14 years of investment management experience.

David L. Smith

David L. Smith has co-managed the Loomis segment of the Star Small Cap Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Small Cap Fund since October 1997. He also co-manages the RS Investments segment of the CDC Nvest Star Growth Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has served as portfolio manager for the RS Investments segment of the Star Small Cap Fund from inception until October 1997 and as co-portfolio manager thereafter. He also manages the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Salomon Brothers

Salomon Brothers utilizes a team approach.

CDC Nvest Star Worldwide Fund

Hansberger

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has five years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience.

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since January 2001. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

David G. Herro

David G. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He received an M.A. and a B.S. from the University of Wisconsin. Mr. Herro holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since October 2000. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.M. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Michael J. Welsh

Michael J. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He received an M.M. from Northwestern University and a B.S. from the University of Kansas. Mr. Welsh holds the designation of Chartered Financial Analyst and Certified Public Accountant. He has over 17 years of investment management experience.

Loomis Sayles

Eswar Menon

Eswar Menon has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Emerging markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Global Technology Fund. Prior to joining Loomis Sayles in 1999, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Alexander Muromcew

Alexander Muromcew has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Asian markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 through 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College. Mr. Muromcew has over 12 years of investment experience.

John Tribolet

John Tribolet has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on European markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999. He received a B.S. from Columbia University and has over 10 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

      o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

      o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

      o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

      o Separate Accounts of New England Financial, MetLife or their affiliates.

      o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

      o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

      o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

      o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                        Opening an Account                               Adding to an Account
Through Your Investment Dealer

                        o     Call your investment dealer for information about opening or adding to an account.

By Mail

                        o     Make out a check in U.S. dollars           o     Make out a check in U.S. dollars
                              for the investment amount, payable               for the investment amount, payable
                              to "CDC Nvest Funds." Third party                to "CDC Nvest Funds." Third party
                              checks and "starter" checks will                 checks and "starter" checks will
[ENVELOPE ICON]               not be accepted.                                 not be accepted.


                        o     Mail the check with your completed         o     Complete the investment slip from
                              application to CDC Nvest Funds,                  an account statement or include a
                              P.O. Box 219579, Kansas City, MO                 letter specifying the Fund name,
                              64121-9579.                                      your class of shares, your account
                                                                               number and the registered account name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the        o     Call your investment dealer or CDC
                              Fund into which you are exchanging               Nvest Funds at 800-225-5478 to
[EXCHANGE ICON]               by calling your investment dealer                request an exchange.
                              or CDC Nvest Funds at 800-225-5478.

                        o     Call your investment dealer or CDC
                              Nvest Funds to request an exchange.

By Wire

                        o     Call CDC Nvest Funds at                    o     Instruct your bank to transfer
                              800-225-5478 to obtain an account                funds to State Street Bank & Trust
                              number and wire transfer                         Company, ABA # 011000028, and DDA #
[WIRE ICON]                   instructions. Your bank may charge               99011538.
                              you for such a transfer.
                                                                         o     Specify the Fund name, your class
                                                                               of shares, your account number and
                                                                               the registered account name(s).
                                                                               Your bank may charge you for such a
                                                                               transfer.

Through Automated Clearing House ("ACH")

                        o     Ask your bank or credit union              o     Call CDC Nvest Funds at
                              whether it is a member of the ACH                800-225-5478 to add shares to your
                              system.                                          account through ACH.
[ACH ICON]
                        o     Complete the "Bank Information"            o     If you have not signed up for the
                              section on your account                          ACH system, please call CDC Nvest
                              application.                                     Funds for a Service Options Form.


                        o     Mail your completed application to
                              CDC Nvest Funds, P.O. Box 219579,
                              Kansas City, MO 64121-9579.


Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o     Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
[ENVELOPE ICON]
                        o     The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


                        o     Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas
                              City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest
                              Funds, 303 West 9th Street, Kansas City, MO 64105-1514.


                        o     Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o     Call CDC Nvest Funds to request an exchange.

By Wire

                        o     Complete the "Bank Information" section on your account application.

[WIRE ICON]             o     Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                        o     Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o     Ask your bank or credit union whether it is a member of the ACH system.

                        o     Complete the "Bank Information" section on your account application.
[ACH ICON]
                        o     If you have not signed up for the ACH system on your application, please call
                              CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                        o     Call CDC Nvest Funds to request an ACH redemption.

                        o     Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

[TELEPHONE ICON]        o     Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through
                              ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Fund Services

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o     When the New York Stock Exchange (the
payment for more than 7 days:                                             "Exchange") is closed (other than a
                                                                          weekend/holiday)

                                                                    o     During an emergency

                                                                    o     Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o     With a notice of a dispute between registered
refuse transaction requests:                                              owners

                                                                    o     With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part by a      o     When it is detrimental for a Fund to make cash
distribution in kind of readily marketable securities in lieu of          payments as determined in the sole discretion
cash or may take up to 7 days to pay a redemption request in              of the adviser or subadviser
order to raise capital:

The Fund may withhold redemption proceeds until the check or        o     When redemptions are made within 10 calendar
funds have cleared:                                                       days of purchase by check or ACH of the shares
                                                                          being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                           Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =       ----------------------------------------------------------------------
                                                Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if a market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including Star Small Cap, Star Advisers and Star Worldwide Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                    Income (loss) from investment operations:                    Less distributions:
                                    -----------------------------------------   ----------------------------------------------------
                      Net asset
                        value,          Net       Net realized                  Dividends   Distributions
                      beginning     investment   and unrealized    Total from    from net      from net
                          of          income     gain (loss) on    investment   investment    realized      Return of      Total
                      the period    (loss) (a)     investments     operations     income    capital gains    capital   distributions
                      ----------    ----------   --------------    ----------   ----------  -------------- ----------  -------------
STAR ADVISERS FUND

    Class Y
------------------------------------------------------------------------------------------------------------------------------------
12/31/2002              $16.50        $(0.02)        $(3.50)          $(3.52)     $   --        $   --       $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
12/31/2001               18.13          0.04          (1.66)           (1.62)         --         (0.01)          --         (0.01)
12/31/2000               25.08          0.03          (3.96)           (3.93)         --         (3.02)          --         (3.02)
12/31/1999               20.37         (0.07)          9.09             9.02          --         (4.31)          --         (4.31)
12/31/1998               18.41          0.00(c)        3.34             3.34          --         (1.38)          --         (1.38)

                                                                           Ratios to average net assets:
                                                                     ----------------------------------------
                           Net asset                 Net assets,                 Expenses after       Net
                            value,        Total         end of                       expense       investment     Portfolio
                            end of       return      the period      Expenses      reductions        income        turnover
                          the period     (%) (a)       (000's)          (%)          (%) (b)       (loss) (%)      rate (%)
                          ----------     -------     ----------      --------    --------------    ----------     ---------
STAR ADVISERS FUND

    Class Y
------------------------------------------------------------------------------------------------------------------------------------
12/31/2002               $   12.98       (21.3)       $37,911          1.29            1.27           (0.15)           95
------------------------------------------------------------------------------------------------------------------------------------
12/31/2001                   16.50        (9.0)        55,970          1.29            1.28            0.23           183
12/31/2000                   18.13       (16.6)        73,310          1.25            1.23            0.12           524
12/31/1999                   25.08        46.8         75,013          1.37            1.37           (0.29)          186
12/31/1998                   20.37        19.6         42,517          1.37            1.37            0.01           101

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)   Amount rounds to less than $0.01 per share.



                                    31 & 32

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

           Information on the operation of the Public Reference Room
                       may be obtained by calling the SEC
                               at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                                    YRSI-0503

                           [LOGO] CDC Nvest Funds(SM)

               CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 1

Fund Fees & Expenses.......Page 5

Management Team............Page 8

Fund Services..............Page 10

Financial Performance......Page 23  CDC Nvest Tax Free Income Funds

[LOGO] LOOMIS-SAYLES A              CDC Nvest Massachusetts Tax Free Income Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Municipal Income Fund
                                    Loomis, Sayles & Company, L.P.



                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478

                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund ..............................  1
CDC Nvest Municipal Income Fund ...........................................  3

Fund Fees & Expenses

Fund Fees & Expenses ......................................................  5

More About Risk

More About Risk............................................................  7

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................  8
Meet the Funds' Portfolio Managers ........................................  9

Fund Services

Investing in the Funds .................................................... 10
How Sales Charges Are Calculated .......................................... 11
Ways to Reduce or Eliminate Sales Charges ................................. 12
It's Easy to Open an Account .............................................. 13
Buying Shares ............................................................. 14
Selling Shares ............................................................ 15
Selling Shares in Writing ................................................. 17
Exchanging Shares ......................................................... 18
Restrictions on Buying, Selling and Exchanging Shares ..................... 18
How Fund Shares Are Priced ................................................ 19
Dividends and Distributions ............................................... 20
Tax Consequences .......................................................... 20
Compensation to Securities Dealers ........................................ 21
Additional Investor Services .............................................. 22

Financial Performance

Financial Performance ..................................................... 23

Glossary of Terms

Glossary of Terms.......................................................... 25


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Advisers")

Subadviser: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")

Managers:   Robert Payne and Martha A. Strom

Category:   Tax Free Income

Ticker Symbol:         Class A       Class B
                       ---------------------
                       NEFMX         NEMBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles.

To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT") and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities")) and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.

Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:

/     Average credit rating of A (as rated by S&P or Moody's)

/     Average maturity of between 15 and 25 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.

The Fund may also:

o Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

o     Invest in zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.40%  -7.34%   17.83%  3.24%   9.32%   4.92%   -4.12%  9.27%   3.21%   8.12%

/\  Highest Quarterly Return: First Quarter 1995, up 7.55%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 6.11%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Class B
Average Annual Total Returns                                                                            Inception
(for the periods ended December 31, 2002)           Past 1 Year     Past 5 Years     Past 10 Years      (9/13/93)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          3.53%            3.27%             4.98%              --
    Return After Taxes on Distributions*               1.87%            2.72%             4.44%              --
    Return After Taxes on Distributions &
    Sales of Fund Shares*                              2.13%            3.01%             4.51%              --
Class B - Return Before Taxes                          2.43%            3.16%               --              3.93%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                 9.60%            6.06%             6.71%             6.09%
--------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.


** The returns of the Index do not reflect the effect of taxes. The returns the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 3/23/84.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Municipal Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P.
                  ("Loomis Sayles")

Managers:    Robert Payne and Martha A. Strom

Category:    Tax Free Income

Ticker Symbol:          Class A       Class B
                        ---------------------
                        NEFTX         NETBX

Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.

Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:

/     revenue projections and spending requirements/forecasts

/     earnings prospects and cash flow

/     debt as a percentage of assets and cash flow

/     borrowing requirements, debt maturity schedules and reserve requirements

/     the relationship between cash flows and dividend obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.

The Fund may also:

o Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

o     Invest in zero-coupon bonds.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Municipal Securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.16%  -7.99%   17.22%  4.63%   8.58%   5.33%   -2.76%  8.76%   3.00%   7.31%

/\   Highest Quarterly Return: First Quarter 1995, up 8.46%
--
--
\/   Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Since Class B
Average Annual Total Returns                                                                        Inception
(for the periods ended December 31, 2002)         Past 1 Year    Past 5 Years    Past 10 Years      (9/13/93)
-----------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        2.50%           3.28%            4.91%              --
    Return After Taxes on Distributions*             0.70%           2.73%            4.31%              --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          1.50%           3.03%            4.40%              --
Class B - Return Before Taxes                        1.66%           3.16%              --             3.90%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**               9.60%           6.06%            6.71%            6.10%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 5/9/77.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------
                                                               Massachusetts Tax                      Municipal
                                                               Free Income Fund                      Income Fund
                                                           Class A          Class B           Class A           Class B
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              4.25%            None              4.50%            None
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%              (3)             5.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*             None*            None*
------------------------------------------------------------------------------------------------------------------------

(1)   A reduced sales charge on Class A shares applies in some cases.

      See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


-------------------------------------------------------------------------------------------------
                                              Massachusetts Tax             Municipal Income
                                              Free Income Fund*                   Fund
                                             Class A     Class B           Class A     Class B
-------------------------------------------------------------------------------------------------
Management fees                               0.60%        0.60%            0.46%        0.46%
Distribution and/or service (12b-1) fees      0.35%        1.00%**          0.25%        1.00%**
Other expenses                                0.39%        0.39%            0.35%        0.35%
Total annual fund operating expenses          1.34%        1.99%            1.06%        1.81%
-------------------------------------------------------------------------------------------------

* CDC IXIS Advisers has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.


** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                      Massachusetts Tax Free Income Fund      Municipal Income Fund
----------------------------------------------------------------------------------------
                         Class A          Class B          Class A         Class B
                                       (1)       (2)                    (1)        (2)
----------------------------------------------------------------------------------------
1 year                    $556        $702      $202         $553       $684       $184
----------------------------------------------------------------------------------------
3 years                   $831        $924      $624         $772       $869       $569
----------------------------------------------------------------------------------------
5 years                 $1,128      $1,273    $1,073       $1,008     $1,180       $980
----------------------------------------------------------------------------------------
10 years**              $1,969      $2,149    $2,149       $1,686     $1,930     $1,930
----------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Tax Free Income Funds (the "Funds" and each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust, constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.460% for the Municipal Income Fund and 0.600% for the Massachusetts Tax Free Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 35 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 15 years of investment management experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("the offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

----------------------------------------------------------------------------------------------------
                         Massachusetts Tax Free Income Fund              Municipal Income Fund
                               Class A Sales Charges                     Class A Sales Charges
                            As a % of        As a % of             As a % of         As a % of
Your Investment           offering price   your investment       offering price    your investment
----------------------------------------------------------------------------------------------------
Less than  $ 50,000           4.25%             4.44%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$ 50,000 - $ 99,000           4.00%             4.17%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%                 3.50%             3.63%
----------------------------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%                 2.50%             2.56%
----------------------------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%                 2.00%             2.04%
----------------------------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%                 0.00%             0.00%
----------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
------------------------------------------------------------------
               1st                           5.00%
------------------------------------------------------------------
               2nd                           4.00%
------------------------------------------------------------------
               3rd                           3.00%
------------------------------------------------------------------
               4th                           3.00%
------------------------------------------------------------------
               5th                           2.00%
------------------------------------------------------------------
               6th                           1.00%
------------------------------------------------------------------
           thereafter                        0.00%
------------------------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

---------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder          Minimum for
Type of Account                                          Open an Account       or Payroll Deduction      Existing Accounts
---------------------------------------------------------------------------------------------------------------------------
Any account other than those
listed below                                                  $2,500                   $25                     $100
---------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                   $25                     $100
Transfers to Minors Act ("UTMA")
---------------------------------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)               CDC Nvest Funds Web Site

           800-225-5478, press 1                        www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                            Opening an Account                  Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.       o     Make out a check in U.S.
                        dollars for the investment           dollars for the investment
                        amount, payable to "CDC              amount, payable to "CDC
                        Nvest Funds." Third party            Nvest Funds." Third party
[ENVELOPE ICON]         checks and "starter" checks          checks and "starter" checks
                        will not be accepted.                will not be accepted.


                  o     Mail the check with your       o     Complete the investment slip
                        completed application to CDC         from an account statement or
                        Nvest Funds, P.O. Box                include a letter specifying
                        219579, Kansas City, MO              the Fund name, your class of
                        64121-9579.                          shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus    o     Call your investment dealer
                        for the Fund into which you          or CDC Nvest Funds at
                        are exchanging by calling            800-225-5478 or visit
                        your investment dealer or            www.cdcnvestfunds.com to
                        CDC Nvest Funds at                   request an exchange.
                        800-225-5478.
[EXCHANGE ICON]
                  o     Call your investment dealer
                        or CDC Nvest Funds or visit
                        www.cdcnvestfunds.com to
                        request an exchange.

By Wire

                  o     Call CDC Nvest Funds at        o     Visit www.cdcnvestfunds.com
                        800-225-5478 to obtain an            to add shares to your
                        account number and wire              account by wire. Instruct
                        transfer instructions. Your          your bank to transfer funds
                        bank may charge you for such         to State Street Bank & Trust
                        a transfer.                          Company, ABA# 011000028, and
                                                             DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your
                                                             account number and the
                                                             registered account name(s).
                                                             Your bank may charge you for
                                                             such a transfer.

Through Automated Clearing House ("ACH")


                  o     Ask your bank or credit        o     Call CDC Nvest Funds at
                        union whether it is a member         800-225-5478 or visit
                        of the ACH system.                   www.cdcnvestfunds.com to add
                                                             shares to your account
                  o     Complete the "Bank                   through ACH.
[ACH ICON]              Information" section on your
                        account application.           o     If you have not signed up
                                                             for the ACH system, please
                  o     Mail your completed                  call CDC Nvest Funds or
                        application to CDC Nvest             visit www.cdcnvestfunds.com
                        Funds, P.O. Box 219579,              for a Service Options Form.
                        Kansas City, MO 64121-9579.


Automatic Investing Through Investment Builder

                  o     Indicate on your application   o     Please call CDC Nvest Funds
                        that you would like to begin         at 800-225-5478 or visit
                        an automatic investment plan         www.cdcnvestfunds.com for a
                        through Investment Builder           Service Options Form. A
                        and the amount of the                signature guarantee may be
[INVESTING ICON]        monthly investment ($25              required to add this
                        minimum).                            privilege.

                  o     Include a check marked         o     See the section entitled
                        "Void" or a deposit slip             "Additional Investor
                        from your bank account.              Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o     The request must be signed by all of the owners of the
                        shares and must include the capacity in which they are
[ENVELOPE ICON]         signing, if appropriate.


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
[EXCHANGE ICON]         Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
                        www.cdcnvestfunds.com or indicate in your redemption
[WIRE ICON]             request letter (see above) that you wish to have your
                        proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
[TELEPHONE ICON]        method you wish to use to redeem your shares. You may
                        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Check (for Class A shares of Massachusetts Tax Free Income Fund only)

                  o Select the check writing option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECK ICON]
                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s), or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                   Requirements for Written Requests

Individual, joint, sole                 o     The request must include the
proprietorship, UGMA/UTMA (minor              signatures of all persons
accounts)                                     authorized to sign,
                                              including title, if
                                              applicable.

                                        o     Signature guarantee, if
                                              applicable (see above).

                                        o     Additional documentation may
                                              be required.

Corporate or association accounts      o      The request must include the
                                              signatures of all persons
                                              authorized to sign,
                                              including title.

Owners or trustees of trust             o     The request must include the
accounts                                      signatures of all trustees
                                              authorized to sign,
                                              including title.

                                        o     If the names of the trustees
                                              are not registered on the
                                              account, please provide a
                                              copy of the trust document
                                              certified within the past 60
                                              days.

                                        o     Signature guarantee, if
                                              applicable (see above).

Joint tenancy whose co-tenants are      o     The request must include the
deceased                                      signatures of all surviving
                                              tenants of the account.

                                        o     Copy of the death certificate.

                                        o     Signature guarantee if
                                              proceeds check is issued to
                                              other than the surviving
                                              tenants.

Power of Attorney (POA)                o      The request must include the
                                              signatures of the
                                              attorney-in-fact, indicating
                                              such title.

                                        o     A signature guarantee.

                                        o     Certified copy of the POA
                                              document stating it is still
                                              in full force and effect,
                                              specifying the exact Fund
                                              and account number, and
                                              certified within 30 days of
                                              receipt of instructions.*

Executors of estates,                   o     The request must include the
administrators, guardians,                    signatures of all those
conservators                                  authorized to sign,
                                              including capacity.

                                        o     A signature guarantee.

                                        o     Certified copy of court
                                              document where signer
                                              derives authority, e.g.,
                                              Letters of Administration,
                                              Conservatorship and Letters
                                              Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in the prospectus:

Restriction                                  Situation

The Fund may suspend the right of            o     When the New York Stock
redemption or postpone payment for                 Exchange (the "Exchange") is
more than 7 days:                                  closed (other than a
                                                   weekend/holiday)

                                             o     During an emergency

                                             o     Any other period permitted
                                                   by the SEC

The Fund reserves the right to               o     With a notice of a dispute
suspend account services or refuse                 between registered owners
transaction requests:
                                             o     With suspicion/evidence of a
                                                   fraudulent act

The Fund may pay the redemption              o     When it is detrimental for a
price in whole or in part by a                     Fund to make cash payments
distribution in kind of readily                    as determined in the sole
marketable securities in lieu of                   discretion of the adviser or
cash or may take up to 7 days to                   subadviser
pay a redemption request in order
to raise capital:

The Fund may withhold redemption             o     When redemptions are made
proceeds until the check or funds                  within 10 calendar days of
have cleared:                                      purchase by check or ACH of
                                                   the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =       -----------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Funds may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

If you receive social security or railroad retirement benefits, a portion of those benefits may be subject to federal income tax as a result of receiving exempt interest dividends. Also, an investment in the Funds may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders.

Fund Services


Tax Consequences

Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax adviser for more information on your own situation, including possible state or local tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Special tax considerations for Massachusetts Tax Free Income Fund

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

Under new tax legislation enacted by Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single tax rate rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

Special tax considerations for Municipal Income Fund

The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Massachusetts Tax Free Income Fund also pay an annual distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                       Income (loss) from investment
                                                 operations:                      Less distributions:
                                     ------------------------------------  ---------------------------------
                                                    Net
                                                  realized                             Distribu-
                         Net asset                  and                    Dividends     tions
                          value,                 unrealized      Total       from       from net               Net asset
                         beginning      Net      gain (loss)     from         net       realized      Total      value,     Total
                            of       investment      on        investment  investment    capital    distribu-    end of     return
                        the period     income    investments   operations    income       gains       tions    the period  (%) (a)
                        ----------   ----------  -----------   ----------  ----------  ----------   ---------  ----------  -------
MASSACHUSETTS TAX FREE
INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $15.82      $ 0.67      $ 0.59        $ 1.26      $(0.68)    $     --      $(0.68)     $16.40     8.1
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.06        0.75       (0.24)         0.51       (0.75)          --       (0.75)      15.82     3.2(b)
    12/31/2000              15.48        0.82        0.57          1.39       (0.81)          --       (0.81)      16.06     9.3(b)
    12/31/1999              17.02        0.82       (1.50)        (0.68)      (0.83)       (0.03)      (0.86)      15.48    (4.1)(b)
    12/31/1998              17.13        0.86       (0.04)         0.82       (0.85)       (0.08)      (0.93)      17.02     4.9(b)

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002              15.78        0.57        0.58          1.15       (0.57)          --       (0.57)      16.36     7.4
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.03        0.64       (0.24)         0.40       (0.65)          --       (0.65)      15.78     2.5(b)
    12/31/2000              15.45        0.71        0.58          1.29       (0.71)          --       (0.71)      16.03     8.6(b)
    12/31/1999              16.98        0.71       (1.49)        (0.78)      (0.72)       (0.03)      (0.75)      15.45    (4.7)(b)
    12/31/1998              17.09        0.74       (0.03)         0.71       (0.74)       (0.08)      (0.82)      16.98     4.2(b)

MUNICIPAL INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $ 7.25      $ 0.34      $ 0.18        $ 0.52      $(0.34)    $     --      $(0.34)     $ 7.43     7.3
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.36       (0.14)         0.22       (0.36)          --       (0.36)       7.25     3.0
    12/31/2000               7.17        0.40        0.21          0.61       (0.39)          --       (0.39)       7.39     8.8
    12/31/1999               7.76        0.39       (0.59)        (0.20)      (0.39)          --       (0.39)       7.17    (2.8)
    12/31/1998               7.75        0.39        0.01          0.40       (0.39)          --       (0.39)       7.76     5.3

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002               7.25        0.29        0.19          0.48       (0.29)          --       (0.29)       7.44     6.7
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.31       (0.14)         0.17       (0.31)          --       (0.31)       7.25     2.2
    12/31/2000               7.17        0.35        0.21          0.56       (0.34)          --       (0.34)       7.39     8.0
    12/31/1999               7.76        0.33       (0.59)        (0.26)      (0.33)          --       (0.33)       7.17    (3.5)
    12/31/1998               7.75        0.33        0.01          0.34       (0.33)          --       (0.33)       7.76     4.5

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                Ratios to average net assets:
                -----------------------------


   Net assets,
     end of                     Net investment    Portfolio
   the period      Expenses         income        turnover
      (000)          (%)             (%)          rate (%)
  ------------    -----------    -----------    ------------

----------------------------------------------------------------
    $ 92,053        1.34            4.19             33
----------------------------------------------------------------
      89,376        1.35(c)         4.67             60
      91,785        1.13(c)         5.24             68
      97,270        1.00(c)         5.02             73
     113,910        1.00(c)         4.93            125

----------------------------------------------------------------
       6,742        1.99            3.54             33
----------------------------------------------------------------
       8,313        2.00(c)         4.03             60
       8,715        1.78(c)         4.59             68
       8,874        1.65(c)         4.37             73
       9,026        1.65(c)         4.28            125

----------------------------------------------------------------
    $133,005        1.06            4.67             33
----------------------------------------------------------------
     137,852        1.07            4.89             80
     142,539        0.95            5.39            156
     152,829        0.93            5.13            137
     172,643        0.93            5.03             26

----------------------------------------------------------------
      12,326        1.81            3.92             33
----------------------------------------------------------------
      14,549        1.82            4.14             80
      14,520        1.70            4.64            156
      15,644        1.68            4.38            137
      15,878        1.68            4.28             26

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

          If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports -- Provide additional information about each
    Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                To order a free copy of the Funds' annual or
           semiannual report or their SAI, contact your financial
                      representative, or the Funds at:

               CDC IXIS Asset Management Distributors, L.P.,
                   399 Boylston Street, Boston, MA 02116
                          Telephone: 800-225-5478
                      Internet: www.cdcnvestfunds.com

                   Important Notice Regarding Delivery of
                           Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

   Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington,
                                   D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's
          Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

   CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
 Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
   Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at
                               www.NASDR.com.

                 (Investment Company Act File No. 811-242)
                 (Investment Company Act File No. 811-4323)

                                 XTF51-0503

                        [LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE

Goals, Strategies &
Risks ..................  Page  2

Fund Fees & Expenses ...  Page 12

Management Team ........  Page 15

Fund Services ..........  Page 17

Financial Performance ..  Page 32    CDC Nvest Income Funds

LS [LOGO] LOOMIS-SAYLES a            CDC Nvest Bond Income Fund
COMPANY, L.P.                        Loomis, Sayles & Company, L.P.

                                     CDC Nvest Government Securities Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest High Income Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Limited Term U.S. Government Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Strategic Income Fund
                                     Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003


                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   15
Meet the Funds' Portfolio Managers ........................................   16

Fund Services

Investing in the Funds ....................................................   17
How Sales Charges Are Calculated ..........................................   18
Ways to Reduce or Eliminate Sales Charges .................................   20
It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   25
Exchanging Shares .........................................................   26
Restrictions on Buying, Selling and Exchanging Shares .....................   26
How Fund Shares Are Priced ................................................   27
Dividends and Distributions ...............................................   28
Tax Consequences ..........................................................   28
Compensation to Securities Dealers ........................................   30
Additional Investor Services ..............................................   31

Financial Performance

Financial Performance .....................................................   32

Glossary of Terms

Glossary of Terms .........................................................   38


If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks


CDC Nvest Bond Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Peter W. Palfrey and
               Richard G. Raczkowski

Ticker Symbol:        Class A       Class B       Class C
                      -----------------------------------
                      NEFRX         NERBX         NECRX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and debt service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
11.86%  -4.17%  20.77%   4.61%   11.05%  8.01%   -0.34%   7.39%    7.24%   2.84%

/\  Highest Quarterly Return: Second Quarter 1995, up 7.41%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B    Since Class C
   Average Annual Total Returns                                                                      Inception         Inception
   (for the period ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years     (9/13/93)       (12/30/94)
------------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                             -1.82%          4.02%         6.23%
    Return After Taxes on Distributions*                  -3.88%          1.34%         3.31%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                               -1.16%          1.86%         3.51%
Class B - Return Before Taxes                             -2.75%          3.90%                         5.12%
Class C - Return Before Taxes                              0.11%          3.99%                                          6.43%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                     10.25%         7.55%         7.51%           7.07%            8.61%
Lehman Brothers U.S. Credit Index**                        10.53%         7.28%         7.86%           7.17%            8.90%
------------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 11/7/73.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Government Securities Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B
                    ---------------------
                    NEFUX          NEUBX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.


The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
 9.00%  -5.44%   20.03%  0.78%   10.32%  9.02%    -6.42%  12.89%   4.93%  13.35%

/\  Highest Quarterly Return: Third Quarter 2002, up 8.02%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.18%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B
   Average Annual Total Returns                                                                      Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years     (9/23/93)
-----------------------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                         8.22%          5.53%           6.05%
       Return After Taxes on Distributions*              6.38%          3.33%           3.58%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                           4.98%          3.28%           3.55%
   Class B - Return Before Taxes                         7.62%          5.38%                          5.20%
-----------------------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                            11.50%          7.77%           7.56%          6.98%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 9/16/85.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Matthew J. Eagan and Kathleen C. Gaffney

   Ticker Symbol:    Class A   Class B   Class C
                     ---------------------------
                      NEFHX     NEHBX     NEHCX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/   issuer debt and debt maturity schedules

/   earnings prospects

/   responsiveness to changes in interest rates

/   experience and perceived strength of management

/   borrowing requirements and liquidation value

/   market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:

o     Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.


o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%   4.00%  -16.09%  -10.65%  -8.86%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception        Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years     (9/20/93)       (3/2/98)
------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                       -12.91%         -7.78%           1.08%
    Return After Taxes on Distributions*            -15.84%        -11.48%          -2.76%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -7.90%         -7.29%           0.66%
Class B - Return Before Taxes                       -13.86%         -7.83%                         -0.23%
Class C - Return Before Taxes                       -11.26%                                                         -8.34%
Lehman Brothers High Yield Composite Index**         -1.41%          0.38%           5.86%          4.98%           -2.35%
------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares. Class A commenced operations 2/22/84.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                    NEFLX          NELBX         NECLX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.


Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
7.10%  -2.22%   13.02%  2.38%    7.27%  6.46%   -0.67%   8.34%    6.86%   8.18%

/\  Highest Quarterly Return: Third Quarter 1998, up 4.63%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 1.62%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B      Since Class C
Average Annual Total Returns                                                                      Inception           Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years    (9/27/93)          (12/30/94)
--------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                         4.94%          5.14%           5.19%
    Return After Taxes on Distributions*              3.08%          2.90%           2.72%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           2.99%          2.96%           2.86%
Class B - Return Before Taxes                         2.49%          4.78%                          4.50%
Class C - Return Before Taxes                         5.45%          4.88%                                              5.47%
Lehman Int. Gov't Bond Index**                        9.64%          7.44%           6.91%          6.60%               7.89%
--------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 1/3/89.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Daniel J. Fuss and Kathleen C. Gaffney

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                     NEFZX         NEZBX         NECZX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may also:


o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.


Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      (total return)
1996     1997    1998     1999    2000     2001    2002
14.49%   9.33%  -1.73%   12.17%   0.68%   -0.14%  15.47%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
--
--
\/  Lowest Quarterly Return: Third Quarter 1998, down 10.57%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                           Since Class Inception
(for the periods ended December 31, 2002)         Past 1 Year         Past 5 Years           (5/1/95)
------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        10.23%               4.09%                7.07%
    Return After Taxes on Distributions*              7.61%               0.54%                3.37%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           6.15%               1.49%                3.83%
Class B - Return Before Taxes                         9.64%               4.01%                6.90%
Class C - Return Before Taxes                        12.51%               4.06%                6.72%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               10.25%               7.55%                7.66%
Lehman Brothers Universal Bond Index**                9.83%               7.18%                7.57%
------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------------
                                                                All Funds except
                                                       Limited Term U.S. Government Fund   Limited Term U.S. Government Fund
                                                        Class A     Class B    Class C     Class A  Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         4.50%       None      1.00%(4)      3.00%     None     1.00% (4)
     (as a percentage of offering price)(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a                (3)        5.00%     1.00%         (3)       5.00%    1.00%
     percentage of original purchase price or
     redemption proceeds, as applicable)(2)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          None*       None*      None*        None*     None*      None*


      (1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."


      (2)   Does not apply to reinvested distributions.

      (3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

      (4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

      * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Government
                                                  Bond Income Fund               Securities Fund              High Income Fund
                                               Class A  Class B  Class C      Class A        Class B      Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                0.41%    0.41%   0.41%        0.55%            0.55%        0.70%    0.70%    0.70%
Distribution and/or service (12b-1) fees**     0.25%    1.00%*  1.00%*       0.25%            1.00%*       0.25%*   1.00%*   1.00%*
Other expenses                                 0.52%    0.52%   0.52%        0.45%            0.45%        0.63%    0.63%    0.63%
Total annual fund operating expenses           1.18%    1.93%   1.93%        1.25%            2.00%        1.58%    2.33%    2.33%

------------------------------------------------------------------------------------------------------
                                                    Limited Term
                                                U.S. Government Fund          Strategic Income Fund
                                               Class A  Class B  Class C     Class A  Class B  Class C
------------------------------------------------------------------------------------------------------
Management fees                                0.57%    0.57%    0.57%       0.65%    0.65%    0.65%
Distribution and/or service (12b-1) fees**     0.35%    1.00%*   1.00%*      0.25%    1.00%*   1.00%*
Other expenses                                 0.43%    0.43%    0.43%       0.43%    0.43%    0.43%
Total annual fund operating expenses           1.35%    2.00%    2.00%       1.33%    2.08%    2.08%



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its daily net assets.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that:


o     You invest $10,000 in the Fund for the time periods indicated;

o     Your investment has a 5% return each year;

o     A Fund's operating expenses remain the same; and

o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------------------------
                        Bond Income Fund               Government Securities Fund               High Income Fund
             Class A      Class B           Class C       Class A      Class B      Class A      Class B            Class C
                         (1)     (2)      (1)     (2)               (1)       (2)               (1)     (2)       (1)      (2)
-------------------------------------------------------------------------------------------------------------------------------
1 year       $  565   $  696   $  196   $  394   $  294   $  572   $  703   $  203   $  603   $  736   $  236   $  434   $  334
-------------------------------------------------------------------------------------------------------------------------------
3 years      $  808   $  906   $  606   $  700   $  700   $  829   $  927   $  627   $  926   $1,027   $  727   $  820   $  820
-------------------------------------------------------------------------------------------------------------------------------
5 years      $1,070   $1,242   $1,042   $1,131   $1,131   $1,105   $1,278   $1,078   $1,272   $1,445   $1,245   $1,333   $1,333
-------------------------------------------------------------------------------------------------------------------------------
10 years**   $1,817   $2,059   $2,059   $2,331   $2,331   $1,893   $2,134   $2,134   $2,244   $2,479   $2,479   $2,739   $2,739
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                   Limited Term U.S. Government Fund              Strategic Income Fund
              Class A     Class B           Class C       Class A      Class B          Class C
                        (1)      (2)      (1)      (2)               (1)     (2)      (1)      (2)
----------------------------------------------------------------------------------------------------
1 year       $  433   $  703   $  203   $  401   $  301   $  579   $  711   $  211   $  409   $  309
----------------------------------------------------------------------------------------------------
3 years      $  715   $  927   $  627   $  721   $  721   $  852   $  952   $  652   $  745   $  745
----------------------------------------------------------------------------------------------------
5 years      $1,017   $1,278   $1,078   $1,167   $1,167   $1,146   $1,319   $1,119   $1,207   $1,207
----------------------------------------------------------------------------------------------------
10 years**   $1,875   $2,160   $2,160   $2,404   $2,404   $1,979   $2,219   $2,219   $2,486   $2,486
----------------------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.


** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.


Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest
Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund, and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.


Subadvisory Agreements


The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Government Securities Fund which offers only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

-------------------------------------------------------------------------------------------------------------
                                                          Class A Sales Charges
                                  All Funds Except Limited
                                  Term U.S. Government Fund                 Limited Term U.S. Government
                                As a % of             As a % of             As a % of            As a % of
   Your Investment           offering price        your investment       offering price       your investment
-------------------------------------------------------------------------------------------------------------
   Less than  $100,000           4.50%                  4.71%                 3.00%                3.09%
-------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999           3.50%                  3.63%                 2.50%                2.56%
-------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999           2.50%                  2.56%                 2.00%                2.04%
-------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999           2.00%                  2.04%                 1.25%                1.27%
-------------------------------------------------------------------------------------------------------------
   $1,000,000 or more*           0.00%                  0.00%                 0.00%                0.00%
-------------------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                    Class B Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 5.00%
--------------------------------------------------------------------------------
               2nd                                 4.00%
--------------------------------------------------------------------------------
               3rd                                 3.00%
--------------------------------------------------------------------------------
               4th                                 3.00%
--------------------------------------------------------------------------------
               5th                                 2.00%
--------------------------------------------------------------------------------
               6th                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
                    Class C Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

Fund Services

How Sales Charges Are Calculated

How the CDSC Is Applied to Your Shares - continued

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges


Class A Shares


Reducing Sales Charges


There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:


o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.


Class A or Class C shares

Eliminating Sales Charges and CDSCs


Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

o Investments of $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.


Classes A, B or C Shares


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


--------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to          Investment Builder          Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
--------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                   $100
Transfers to Minors Act ("UTMA")
--------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                         $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                            $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                            $250                    $25                   $100
and Keogh plans
--------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                    $25                    N/A                    $25
403(b)(7) and certain other retirement plans
--------------------------------------------------------------------------------------------------------------------------


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o     order duplicate account statements; and

o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares


                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.

                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

[ENVELOPE ICON]


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

[EXCHANGE ICON]   o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
                        Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


By Check (for Class A shares of Limited Term U.S. Government Fund only)

                  o Select the checkwriting option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECKWRITING ICON]

                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;


o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.
Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
                                                      o     Additional documentation may be
                                                            required.
Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.
Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.
                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.
                                                      o     Copy of the death certificate.
                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.
Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.
                                                      o     A signature guarantee.
                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*
Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.
                                                      o     A signature guarantee.
                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

**Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions


Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)
                                       o     During an emergency
                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:

                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
--------------------------------------------------------------------------------
                                 Total market value of securities +
                                 Cash and other assets - Liabilities
   Net Asset Value = -----------------------------------------------------------
                                    Number of outstanding shares
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined according to this schedule:


o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.


o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order wsa received by your investment dealer.



Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines its net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.


      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Fund Services



The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are a part of a Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

Fund Services

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Each Fund's Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ---------------------------------------
                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized        Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------    -------------
BOND INCOME FUND
     Class A
   12/31/2002                  $  11.59     $    0.63(b)   $   (0.32)     $   0.31      $   (0.62)     $     --        $  (0.62)
   12/31/2001(c)                  11.52          0.73           0.10          0.83          (0.76)           --           (0.76)
   12/31/2000                     11.51          0.78           0.03          0.81          (0.80)           --           (0.80)
   12/31/1999                     12.36          0.81          (0.86)        (0.05)         (0.79)        (0.01)          (0.80)
   12/31/1998                     12.39          0.81           0.15          0.96          (0.81)        (0.18)          (0.99)

     Class B
   12/31/2002                     11.59          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.51          0.64           0.10          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.51          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.36          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.39          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

     Class C
   12/31/2002                     11.60          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.52          0.65           0.09          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.52          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.37          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.40          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

GOVERNMENT SECURITIES FUND
     Class A
   12/31/2002                   $ 11.18     $    0.45(b)   $    1.01     $    1.46      $   (0.52)     $     --        $  (0.52)
   12/31/2001(c)                  11.18          0.50           0.05          0.55          (0.55)           --           (0.55)
   12/31/2000                     10.47          0.62           0.69          1.31          (0.60)           --           (0.60)
   12/31/1999                     11.90          0.67          (1.42)        (0.75)         (0.68)           --           (0.68)
   12/31/1998                     11.56          0.68           0.33          1.01          (0.67)           --           (0.67)

     Class B
   12/31/2002                     11.17          0.36(b)        1.02          1.38          (0.43)           --           (0.43)
   12/31/2001(c)                  11.18          0.42           0.03          0.45          (0.46)           --           (0.46)
   12/31/2000                     10.47          0.54           0.69          1.23          (0.52)           --           (0.52)
   12/31/1999                     11.90          0.59          (1.42)        (0.83)         (0.60)           --           (0.60)
   12/31/1998                     11.56          0.58           0.34          0.92          (0.58)           --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)           (%)            (%)          rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

$     11.28           2.8        $147,647            1.18           5.65            65
      11.59           7.2         173,836            1.09           6.26            84
      11.52           7.4         174,969            1.04           7.03            83
      11.51          (0.3)        213,769            0.97           6.87            63
      12.36           8.0         221,799            1.01           6.44            65

      11.28           2.1         141,188            1.93           4.90            65
      11.59           6.5         127,520            1.84           5.49            84
      11.51           6.5         100,353            1.79           6.28            83
      11.51          (1.1)         89,213            1.72           6.12            63
      12.36           7.2          64,240            1.76           5.69            65

      11.29           2.1           9,024            1.93           4.90            65
      11.60           6.5          11,470            1.84           5.52            84
      11.52           6.5          12,541            1.79           6.28            83
      11.52          (1.1)         14,872            1.72           6.12            63
      12.37           7.2           8,969            1.76           5.69            65

$     12.12          13.4        $ 76,338            1.25           3.90            52
      11.18           4.9          70,551            1.39           4.46           317
      11.18          12.9          70,909            1.41           5.69           622
      10.47          (6.4)         84,904            1.36           6.00           313
      11.90           9.0         103,032            1.38           5.80           106

      12.12          12.6          16,878            2.00           3.15            52
      11.17           4.1          13,249            2.14           3.71           317
      11.18          12.1          10,343            2.16           4.94           622
      10.47          (7.1)          9,430            2.11           5.25           313
      11.90           8.2           9,657            2.13           5.05           106

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
HIGH INCOME FUND
     Class A
   12/31/2002                  $   4.94     $    0.39(c)   $   (0.82)     $  (0.43)     $   (0.39)     $     --        $   (0.39)
   12/31/2001(d)                   6.21          0.66          (1.25)        (0.59)         (0.68)           --            (0.68)
   12/31/2000                      8.30          0.86          (2.11)        (1.25)         (0.84)           --            (0.84)
   12/31/1999                      8.86          0.89          (0.54)         0.35          (0.91)           --            (0.91)
   12/31/1998                      9.94          0.92          (1.08)        (0.16)         (0.92)           --            (0.92)

     Class B
   12/31/2002                      4.95          0.36(c)       (0.83)        (0.47)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.62          (1.26)        (0.64)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998                      9.93          0.85          (1.08)        (0.23)         (0.85)           --            (0.85)


     Class C
   12/31/2002                      4.94          0.36(c)       (0.82)        (0.46)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.61          (1.26)        (0.65)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998(e)                   9.96          0.69          (1.08)        (0.39)         (0.72)           --            (0.72)

LIMITED TERM U.S. GOVERNMENT FUND
     Class A
   12/31/2002                   $ 11.36     $    0.42(c)   $    0.49      $   0.91      $   (0.54)     $     --        $   (0.54)
   12/31/2001(d)                  11.16          0.51           0.25          0.76          (0.56)           --            (0.56)
   12/31/2000                     10.97          0.69           0.20          0.89          (0.70)           --            (0.70)
   12/31/1999                     11.70          0.66          (0.74)        (0.08)         (0.65)           --            (0.65)
   12/31/1998                     11.64          0.67           0.06          0.73          (0.67)           --            (0.67)

     Class B
   12/31/2002                     11.34          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.14          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.95          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.69          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.62          0.60           0.07          0.67          (0.60)           --            (0.60)

     Class C
   12/31/2002                     11.35          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.15          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.96          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.70          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.63          0.60           0.07          0.67          (0.60)           --            (0.60)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)         (%) (b)        (%) (b)        rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

   $   4.12          (8.9)       $ 22,454            1.58           8.85           114
       4.94         (10.7)         33,471            1.47          11.31            65
       6.21         (16.1)         46,960            1.36          11.47            60
       8.30           4.0          74,589            1.28          10.22            89
       8.86          (1.8)         73,023            1.32           9.81            75

       4.12          (9.7)         23,031            2.33           8.10           114
       4.95         (11.3)         34,713            2.22          10.56            65
       6.22         (16.6)         47,793            2.11          10.72            60
       8.30           3.3          70,218            2.03           9.47            89
       8.85          (2.5)         60,322            2.07           9.06            75

       4.12          (9.5)          2,605            2.33           8.10           114
       4.94         (11.5)          4,153            2.22          10.54            65
       6.22         (16.6)          5,369            2.11          10.72            60
       8.30           3.3           9,138            2.03           9.47            89
       8.85          (4.1)          7,732            2.07           9.06            75

   $  11.73           8.2        $106,013            1.35           3.66            88
      11.36           6.9         109,189            1.42           4.52           275
      11.16           8.3         118,833            1.40           6.18           384
      10.97          (0.7)        149,756            1.33           5.91           400
      11.70           6.5         194,032            1.31           5.81         1,376

      11.71           7.5          16,263            2.00           3.01            88
      11.34           6.2          14,317            2.07           3.85           275
      11.14           7.7          11,884            2.05           5.53           384
      10.95          (1.4)         14,601            1.98           5.26           400
      11.69           5.9          18,116            1.96           5.16         1,376

      11.72           7.5           8,079            2.00           3.01            88
      11.35           6.2           5,851            2.07           3.89           275
      11.15           7.7           6,617            2.05           5.53           384
      10.96          (1.4)          9,054            1.98           5.26           400
      11.70           5.9          13,962            1.96           5.16         1,376

(e)   For the period March 2, 1998 (inception) to December 31, 1998.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net     from net
                                   of        investment   gain (loss) on   investment    investment    realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
STRATEGIC INCOME FUND
     Class A
   12/31/2002                  $   9.88     $    0.75(b)   $    0.72      $   1.47      $   (0.63)     $      --       $   (0.63)
   12/31/2001(c)                  10.80          0.91(b)       (0.92)        (0.01)         (0.91)            --           (0.91)
   12/31/2000                     11.65          0.99(b)       (0.91)         0.08          (0.93)            --           (0.93)
   12/31/1999                     11.37          1.03           0.31          1.34          (1.02)         (0.04)          (1.06)
   12/31/1998                     13.42          1.05          (1.30)        (0.25)         (1.05)         (0.75)          (1.80)

     Class B
   12/31/2002                      9.88          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.79          0.83(b)       (0.90)        (0.07)         (0.84)            --           (0.84)
   12/31/2000                     11.65          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.37          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.42          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

     Class C
   12/31/2002                      9.87          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.78          0.83(b)       (0.91)        (0.08)         (0.83)            --           (0.83)
   12/31/2000                     11.64          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.36          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.41          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B and 8.04% to 8.02 for Class C. There was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)          (%)            (%)           rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------
   $  10.72          15.5        $ 92,303            1.33           7.38            30
       9.88          (0.1)         94,156            1.31           8.77            10
      10.80           0.7         116,986            1.24           8.73            13
      11.65          12.2         124,869            1.21           9.09            19
      11.37          (1.7)        127,306            1.19           8.33            33

      10.71          14.6          98,501            2.08           6.63            30
       9.88          (0.8)        102,159            2.06           8.02            10
      10.79          (0.2)        120,200            1.99           7.98            13
      11.65          11.3         127,723            1.96           8.34            19
      11.37          (2.5)        134,049            1.94           7.58            33

      10.70          14.7          27,727            2.08           6.63            30
       9.87          (0.8)         28,925            2.06           8.02            10
      10.78          (0.2)         37,208            1.99           7.98            13
      11.64          11.3          40,265            1.96           8.34            19
      11.36          (2.5)         45,457            1.94           7.58            33

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     Notes

                                     Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)

                                   XB51-0503

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 16

Fund Services.............Page 18    CDC Nvest Income Funds--
                                          Class Y Shares
Financial Performance.....Page 26


[LOGO] LOOMIS-SAYLES A              CDC Nvest Bond Income  Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Government Securities Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest High Income Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Limited Term U.S. Government Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Strategic Income Fund
                                    Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds 399 Boylston Street,
                        Boston, Massachusetts 02116
                        800-225-5478 www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   16
Meet the Funds' Portfolio Managers ........................................   17

Fund Services

It's Easy to Open an Account ..............................................   18
Buying Shares .............................................................   19
Selling Shares ............................................................   20
Selling Shares in Writing .................................................   21
Exchanging Shares .........................................................   22
Restrictions on Buying, Selling and Exchanging Shares .....................   22
How Fund Shares Are Priced ................................................   23
Dividends and Distributions ...............................................   24
Tax Consequences ..........................................................   24
Compensation to Securities Dealers ........................................   25

Financial Performance

Financial Performance .....................................................   26

Glossary of Terms

Glossary of Terms .........................................................   28


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Goals, Strategies & Risks

CDC Nvest Bond Income Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Peter W. Palfrey and Richard G. Raczkowski

Category:    Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NERYX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and dividend service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's credit-worthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.70%     4.59%      11.40%       8.26%       -0.01%       7.60%       7.80%       3.45%

/\   Highest Quarterly Return: Second Quarter 1995, up 7.47%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 2.19%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years     (12/30/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          3.45%          5.37%           7.82%
       Return After Taxes on Distributions*               1.08%          2.53%           4.88%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            2.06%          2.87%           4.85%
   Lehman Brothers Aggregate Bond Index**                10.25%          7.55%           8.61%
--------------------------------------------------------------------------------------------------
   Lehman Brothers U.S. Credit Index**                   10.53%          7.28%           8.90%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/94.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Government Securities Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 -------
                  NEUYX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.31%     1.12%      10.51%       9.31%       -6.28%      13.50%       5.32%      13.70%

/\   Highest Quarterly Return: Third Quarter 2002, up 8.12%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 3.12%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Gov't. Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years      (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          13.70%         6.84%           7.18%
       Return After Taxes on Distributions*               11.64%         4.50%           4.66%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             8.33%         4.28%           4.47%
--------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                              11.50%         7.77%           7.81%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Managers:    Matthew J. Eagan and
             Kathleen C. Gaffney

Category:    Corporate Income

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/     issuer debt and debt maturity schedules

/     earnings prospects

/     responsiveness to changes in interest rates

/     experience and perceived strength of management

/     borrowing requirements and liquidation value

/     market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection.

      Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:


o Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class Y shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                       (total return)
   1993       1994       1995       1996        1997        1998         1999       2000        2001        2002
   16.52%    -3.22%     11.78%      14.88%      15.37%     -1.70%        4.00%     -16.09%     -10.65%      -8.86%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/   Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------

   Average Annual Total Returns
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                          -12.91%        -7.78%          1.08%
       Return After Taxes on Distributions*               -15.84%       -11.48%         -2.76%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             -7.90%        -7.29%         -0.66%
   Lehman Brothers High Yield Composite Index**            -1.41%         0.38%          5.86%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.


      Class A commenced operations 2/22/84.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 --------
                  NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc. ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   13.35%     2.73%       7.53%       6.91%       -0.32%       8.82%       7.41%       8.62%

/\   Highest Quarterly Return: Third Quarter 1998, up 4.80%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)         Past 1 Year     Past 5 Years     (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          8.62%          6.23%           6.18%
       Return After Taxes on Distributions*               6.51%          3.82%           3.57%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            5.24%          3.76%           3.61%
--------------------------------------------------------------------------------------------------
   Lehman Int. Gov't Bond Index**                         9.64%          7.44%           7.20%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Daniel J. Fuss and Kathleen C. Gaffney

Category:      Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NEZYX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.


The Fund may also:

o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                       (total return)
   2000       2001        2002
    1.04%     0.33%      15.85%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 9.63%
--
--
\/   Lowest Quarterly Return: Third Quarter 2001, down 2.69%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
                                                                    Since
   Average Annual Total Returns                                Class Inception
   (for the periods ended December 31, 2002)     Past 1 Year      (12/1/99)
--------------------------------------------------------------------------------
   Class Y - Return Before Taxes                     15.85%         6.25%
       Return After Taxes on Distributions*          12.95%         2.93%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                        9.58%         3.29%
   Lehman Brothers Aggregate Bond Index**            10.25%         7.07%
--------------------------------------------------------------------------------
   Lehman Brothers Universal Bond Index**             9.83%         9.58%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                             All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases                 None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                             None
--------------------------------------------------------------------------------
   Redemption fees                                                  None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                              Bond Income Fund         Government Securities Fund         High Income Fund*
                                                   Class Y                       Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                      0.41%                         0.55%                        0.70%
Distribution and/or service (12b-1) fees             0.00%                         0.00%                        0.00%
Other expenses                                       0.26%                         0.32%                        0.45%
Total annual fund operating expenses                 0.67%                         0.87%                        1.15%
----------------------------------------------------------------------------------------------------
                                                Limited Term
                                             U.S. Government Fund         Strategic Income Fund
                                                   Class Y                       Class Y
----------------------------------------------------------------------------------------------------
Management fees                                      0.57%                         0.65%
Distribution and/or service (12b-1) fees             0.00%                         0.00%
Other expenses                                       0.31%                         0.29%
Total annual fund operating expenses                 0.88%                         0.94%

* Class Y shares of the High Income Fund were not outstanding during 2002. Expenses for High Income Fund have been estimated.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                             Bond Income Fund               Government Securities Fund               High Income Fund
                                  Class Y                             Class Y                             Class Y
------------------------------------------------------------------------------------------------------------------------------------
1 year                           $     68                            $    89                              $  117
------------------------------------------------------------------------------------------------------------------------------------
3 years                          $    214                            $   278                              $  365
------------------------------------------------------------------------------------------------------------------------------------
5 years                          $    373                            $   482                              $  633
------------------------------------------------------------------------------------------------------------------------------------
10 years                         $    835                            $ 1,073                              $1,398
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                     Limited Term U.S. Government Fund         Strategic Income Fund
                                 Class Y                             Class Y
-----------------------------------------------------------------------------------------
1 year                           $    90                             $    96
-----------------------------------------------------------------------------------------
3 years                          $   281                             $   300
-----------------------------------------------------------------------------------------
5 years                          $   488                             $   520
-----------------------------------------------------------------------------------------
10 years                         $ 1,084                             $ 1,155
-----------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts, an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o     Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y shares.

Fund Services

Buying Shares

                                    Opening an Account                              Adding to an Account

Through Your Investment Dealer
                        o Call your investment dealer for information about opening or adding to an account.

By Mail

                        o Make out a check in U.S. dollars for the        o Make out a check in U.S. dollars for the
                          investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
                          Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                          checks will not be accepted.                      checks will not be accepted.

[ENVELOPE ICON]
                        o Mail the check with your completed applica-     o Complete the investment slip from an
                          tion to CDC Nvest Funds, P.O. Box 219579,         account statement or include a letter specify-
                          Kansas City, MO 64121-9579.                       ing the Fund name, your class of shares, your
                                                                            account number and the registered account
                                                                            name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund        o Call your investment dealer or CDC Nvest
                          into which you are exchanging by calling          Funds at 800-225-5478 to request an
[WIRE ICON]               your investment dealer or CDC Nvest Funds         exchange.
                          at 800-225-5478.

                        o Call your investment dealer or CDC Nvest
                          Funds to request an exchange.

By Wire

                        o Call CDC Nvest Funds at 800-225-5478 to         o Instruct your bank to transfer funds to State
                          obtain an account number and wire transfer        Street Bank & Trust Company, ABA#
                          instructions. Your bank may charge you for        011000028, and DDA # 99011538.
                          such a transfer.
[TELEPHONE ICON]
                                                                          o Specify the Fund name, your class of shares,
                                                                            your account number and the registered
                                                                            account name(s). Your bank may charge you
                                                                            for such a transfer.

Through Automated Clearing House ("ACH")

                        o Ask your bank or credit union whether it is a   o Call CDC Nvest Funds at 800-225-5478 to
                          member of the ACH system.                         add shares to your account through ACH.

[ACH ICON]              o Complete the "Bank Information" section on      o If you have not signed up for the ACH system,
                          your account application.                         please call CDC Nvest Funds for a
                                                                            Service Options Form.

                        o Mail your completed application to CDC
                          Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
                          Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o The request must be signed by all of the owners of the shares and must include the capacity
[ENVELOPE ICON]           in which they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579, or by registered, express or certified mail to CDC Nvest Funds,
                          390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see
[WIRE ICON]               above) that you wish to have your proceeds wired to your bank.

                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day.
                          wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.


Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.

[ACH ICON]              o If you have not signed up for the ACH system on your application, please call CDC Nvest
                          Funds at 800-225-5478 for a Service Options Form.

                        o Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


By Telephone

[TELEPHONE ICON]        o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or


o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Fund Services

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o When the New York Stock Exchange (the "Exchange") is
payment for more than 7 days:                                         closed (other than a weekend/holiday)
                                                                    o During an emergency
                                                                    o Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o With a notice of a dispute between registered owners
refuse transaction requests:                                        o With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part           o When it is detrimental for a Fund to make cash payments
by a distribution in kind of readily marketable securities in         as determined in the sole discretion of the adviser or
lieu of cash or may take up to 7 days to pay a redemption             subadviser
request in order to raise capital:

The Fund may withhold redemption proceeds until the                 o When redemptions are made within 10 calendar days of
check or funds have cleared:                                          purchase by check or ACH of the shares being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Fund Services


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                                Income (loss)
                                          from investment operations:                       Less distributions:
                                      --------------------------------------  ---------------------------------------------

                          Net asset
                            value,                Net realized                  Dividends    Distributions
                          beginning       Net    and unrealized   Total from      from          from net
                              of      investment gain (loss) on   investment  net investment    realized          Total
                          the period    income     investments    operations      income      capital gains   distributions
                          ----------  ---------- --------------   ----------  -------------- --------------  --------------
BOND INCOME FUND
    Class Y
   12/31/2002               $11.63      $ 0.69(f)     $(0.32)       $ 0.37        $(0.67)       $   --          $(0.67)
   12/31/2001(c)             11.54        0.79          0.10          0.89         (0.80)           --           (0.80)
   12/31/2000                11.54        0.83          0.01          0.84         (0.84)           --           (0.84)
   12/31/1999                12.38        0.85         (0.86)        (0.01)        (0.82)        (0.01)          (0.83)
   12/31/1998                12.41        0.84          0.15          0.99         (0.84)        (0.18)          (1.02)

GOVERNMENT SECURITIES
FUND
    Class Y
   12/31/2002                11.17        0.49(f)       1.00          1.49         (0.55)           --           (0.55)
   12/31/2001(c)             11.17        0.55          0.04          0.59         (0.59)           --           (0.59)
   12/31/2000                10.44        0.65          0.71          1.36         (0.63)           --           (0.63)
   12/31/1999                11.88        0.70         (1.43)        (0.73)        (0.71)           --           (0.71)
   12/31/1998                11.54        0.72          0.32          1.04         (0.70)           --           (0.70)

LIMITED TERM U.S.
GOVERNMENT FUND
    Class Y
   12/31/2002                11.41        0.48(f)       0.48          0.96         (0.59)           --           (0.59)
   12/31/2001(c)             11.20        0.56          0.26          0.82         (0.61)           --           (0.61)
   12/31/2000                11.00        0.75          0.19          0.94         (0.74)           --           (0.74)
   12/31/1999                11.73        0.70         (0.74)        (0.04)        (0.69)           --           (0.69)
   12/31/1998                11.66        0.72          0.06          0.78         (0.71)           --           (0.71)

STRATEGIC INCOME FUND
    Class Y
   12/31/2002                 9.90        0.80(f)       0.71          1.51         (0.67)           --           (0.67)
   12/31/2001(c)             10.81        0.94(f)      (0.92)         0.02         (0.93)           --           (0.93)
   12/31/2000                11.65        0.96(f)      (0.84)         0.12         (0.96)           --           (0.96)
   12/31/1999(e)             11.45        0.86         (0.56)         0.30         (0.10)           --           (0.10)


(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68%. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.04 per share and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85%. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $0.04 and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98%. For Strategic Income Fund there was no effect of this change. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                   Ratios to average net assets:
                                                   -----------------------------

 Net asset                          Net assets,
  value,          Total               end of                     Net investment    Portfolio
  end of         return             the period       Expenses        income         turnover
the period       (%) (a)               (000)         (%) (b)         (%) (b)        rate (%)
----------      ---------           -----------    -----------   ---------------   ----------
$   11.33          3.5              $  18,346          0.67            6.15              65
    11.63          7.8                 17,351          0.67            6.68              84
    11.54          7.6                 14,013          0.67            7.40              83
    11.54         (0.0)(d)             10,320          0.72            7.12              63
    12.38          8.2                  9,289          0.76            6.69              65

    12.11         13.7                  6,822          0.87            4.28              52
    11.17          5.3                  4,821          1.00            4.85             317
    11.17         13.5                  4,593          1.01            6.09             622
    10.44         (6.3)                 2,754          1.11            6.25             313
    11.88          9.3                  3,404          1.13            6.05             106

    11.78          8.6                  8,529          0.88            4.14              88
    11.41          7.4                  3,441          0.95            4.98             275
    11.20          8.8                  3,254          0.95            6.63             384
    11.00         (0.3)                 7,086          0.98            6.26             400
    11.73          6.9                  8,345          0.96            6.16           1,351

    10.74         15.9                  1,039          0.94            7.77              30
     9.90          0.3                    445          0.93            9.10              10
    10.81          1.0                    335          0.90            9.07              13
    11.65          2.7                     --(g)       0.96            9.34              19

(d)   Amount is less than one tenth of one percent.

(e)   For the period December 1, 1999 (inception) through December 31, 1999.

(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(g)   Amount is less than $500.

Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

  Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's
                         Internet site at: www.sec.gov.

Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

                                    YB51-0503

CDC Nvest Balanced Fund

CDC Nvest Jurika & Voyles Relative Value Fund
CDC Nvest Jurika & Voyles Small Cap Growth Fund
CDC Nvest Large Cap Value Fund
CDC Nvest Short Term Bond Fund
(collectively, the "Funds")

PROSPECTUS
MAY 1, 2003


      For CDC Nvest Balanced Fund, CDC Nvest Jurika & Voyles Relative Value Fund, CDC Nvest Jurika & Voyles Small Cap Growth Fund and CDC Nvest Large Cap Value Fund, the CDC Nvest Equity Funds Classes A, B, and C prospectus dated May 1, 2002 as revised July 1, 2002, as supplemented on July 1, 2002, September 10, 2002, September 16, 2002, November 25, 2002, December 27, 2002, February 25, 2003, March 13, 2003, and March 19, 2003, and the CDC Nvest Equity Funds Class Y prospectus dated May 1, 2002, as supplemented on July 1, 2002, November 25, 2002, December 27, 2002, February 25, 2003, March 13, 2003, and March 19, 2003
are incorporated herein by reference.

      For the CDC Nvest Short Term Bond Fund, the CDC Nvest Income Funds Classes A, B and C prospectus dated May 1, 2002, as supplemented on August 27, 2002, December 27, 2002, March 13, 2003, and March 31, 2003 is incorporated herein by reference.

      The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports to shareholders for the year ended December 31, 2002 are incorporated herein by reference. Each Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

      The Funds' shares are not available for purchase by prospective or current shareholders, through the reinvestment of distributions or otherwise.

[LOGO] CDC NVEST FUNDS(SM)
           CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


CDC NVEST AEW REAL ESTATE FUND           CDC NVEST LARGE CAP GROWTH FUND
CDC NVEST CAPITAL GROWTH FUND            CDC NVEST SELECT FUND
CDC NVEST GROWTH AND INCOME FUND         CDC NVEST TARGETED EQUITY FUND
CDC NVEST INTERNATIONAL EQUITY FUND


Statement of Additional Information - PART I

May 1, 2003

      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2003 (the "Prospectus" or "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.


      Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds as well as other CDC Nvest Funds. CDC Nvest Capital Growth Fund, CDC Nvest International Equity Fund, CDC Nvest Large Cap Growth Fund and CDC Nvest Targeted Equity Fund are each a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of thirteen funds. CDC Nvest Growth and Income Fund is a diversified fund and a series of CDC Nvest Funds Trust II, a registered open-end management investment company that offers a total of four funds. CDC Nvest Select Fund is a non-diversified fund and a series of CDC Nvest Funds Trust III, a registered open-end management investment company that currently offers one fund. CDC Nvest AEW Real Estate Fund is a diversified fund and a series of CDC Nvest Companies Trust I, a registered open-end management investment company that currently offers one fund. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I are collectively referred to in Part I of this Statement as the "Trusts" and are each referred to as a "Trust."


      The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478.

                                                                       XS33-0503

                                Table of Contents

                                      Part I                               Page
                                                                           ----

Investment Restrictions                                                     ii
Fund Charges and Expenses                                                   xi
Ownership of Fund Shares                                                   xxiv
Investment Performance of the Funds                                       xxvii

                                     Part II

Miscellaneous Investment Practices 3
Management of the Trusts 37
Portfolio Transactions and Brokerage 51
Description of the Trusts and Ownership of Shares 59
Portfolio Turnover 63
How to Buy Shares 63
Net Asset Value and Public Offering Price 64
Reduced Sales Charges 65
Shareholder Services 67
Redemptions 74
Standard Performance Measures 76
Income Dividends, Capital Gain Distributions and Tax Status 81
Financial Statements 85
Appendix A - Description of Bond Ratings 86
Appendix B - Media That May Contain Fund Information 91
Appendix C - Advertising and Promotional Literature 92

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act"). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC Nvest AEW Real Estate Fund

CDC Nvest AEW Real Estate Fund (the "AEW Real Estate Fund") may not:

*(1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. government securities")) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

*(2) Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry;

*(3)  Issue senior securities, except as otherwise permitted by the 1940 Act;

+*(4) Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security;

*(5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities;

*(6) Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

*(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities;

*(8) Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements;

(9) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin;

(10) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

+(11) Invest more than 15% of the Fund's net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Fund's Board of Trustees);

(12) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts;

(13) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company; or

(14) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments of real estate investment trusts and/or real estate related companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").

      The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Management and Advisors, L.P. ("AEW") or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

      Restrictions (3) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

      In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest Capital Growth Fund

CDC Nvest Capital Growth Fund (the "Capital Growth Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on future contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts;

+(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(12) above.

CDC Nvest Growth and Income Fund

CDC Nvest Growth and Income Fund (the "Growth and Income Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

*(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein;

*(5) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(6) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(7) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(8) Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act; or

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees).

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

      Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest International Equity Fund

CDC Nvest International Equity Fund (the "International Equity Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well);

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees);

*(13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom); or

(14) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in equity investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(12) above.

      In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest Large Cap Growth Fund

CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of the Fund's total assets (based on current value) would then be invested in securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities (as defined in the 1940 Act);

*(2) Purchase any security (other than government securities) if, as a result, more than 25% of its total assets (taken at current value) would be invested in any one industry;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute senior securities under the 1940 Act;

*(4) Borrow money, except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

*(9) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

(11) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.

      Restrictions (3) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

      In restriction (11) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest Select Fund
CDC Nvest Select Fund (the "Select Fund") may not:

+(1) Acquire securities of any one issuer which (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

*(2) Invest more than 25% of its net assets in any one industry. This restriction does not apply to U.S. government securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(3) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

+*(4) Borrow money, except to the extent permitted under the 1940 Act;

*(5) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For the purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan);

*(6) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(7) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(8) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

      Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

      In addition, it is contrary to Select Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Adviser or Subadviser has determined to be liquid under procedures approved by the Board of Trustees.

CDC Nvest Targeted Equity Fund

CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

*(3) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(4) Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

(10) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

(11)  Write options or warrants;

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees); or

(13) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in equity investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(12) above.

      In investment restriction (13) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

      Restrictions (2) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      Pursuant to an advisory agreement dated October 30, 2000, AEW has agreed to manage the investment and reinvestment of the assets of the AEW Real Estate Fund, subject to the supervision of the Board of Trustees of CDC Nvest Companies Trust I.

      For the services described in the advisory agreement, the AEW Real Estate Fund has agreed to pay AEW an advisory fee at the annual rate set forth in the following table:

                                      Advisory fee payable by Fund to AEW
        Fund                   (as a % of average daily net assets of the Fund)
--------------------           ------------------------------------------------
AEW Real Estate Fund             0.80%  of the first $500 million
                                 0.75%  of amounts in excess of $500 million

      Pursuant to an advisory agreement dated October 30, 2000, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Targeted Equity Fund, subject to the supervision of the Board of Trustees of CDC Nvest Funds Trust I.

      For the services described in the advisory agreements, the Targeted Equity Fund has agreed to pay CGM an advisory fee at the annual rate set forth in the following table:

                                    Advisory fee payable by Fund to CGM
        Fund                   (as a % of average daily net assets of the Fund)
--------------------           ------------------------------------------------
Targeted Equity Fund             0.75%  of the first $200 million
                                 0.70%  of the next $300 million
                                 0.65%  of the next $1.5 billion
                                 0.60%  of amounts in excess of $2 billion


      Pursuant to separate advisory agreements, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Growth and Income, International Equity Large Cap Growth and Select Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements (dated March 15, 2001 for Select Fund, November 19, 2001 for Large Cap Growth Fund and October 30, 2000 for the remaining Funds), each such Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to any subadvisory agreements:

                               Advisory fee payable by Fund to CDC IXIS Advisers
          Fund                  (as a % of average daily net assets of the Fund)
--------------------------      ------------------------------------------------


Capital Growth Fund                  0.75%  of the first $200 million
                                     0.70%  of the next $300 million
                                     0.65%  of amounts in excess of $500 million

Growth and Income Fund               0.70%  of the first $200 million
                                     0.65%  of the next $300 million
                                     0.60%  of amounts in excess of $500 million


International Equity Fund            0.90%  of the first $200 million
                                     0.85%  of the next $300 million
                                     0.80%  of amounts in excess of $500 million



Large Cap Growth Fund                0.90%

Select Fund                          1.00%  of the first $1 billion
                                     0.95%  of amounts in excess of $1 billion

SUBADVISORY FEES


      The advisory agreements for the Capital Growth, Growth and Income, International Equity, Large Cap Growth and Select Funds each provide that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated the portfolio management responsibilities of each of these Funds' assets to a subadviser. The subadviser is Harris Associates L.P. ("Harris Associates") in the case of the Growth and Income Fund and the Select Fund, Loomis, Sayles & Company, L.P. ("Loomis Sayles") in the case of the International Equity Fund, Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") in the case of the Large Cap Growth Fund and Westpeak Global Advisors, L.P. ("Westpeak"), in the case of the Capital Growth Fund. For the services described in the subadvisory agreements, the respective subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                              Date of
                                            Subadvisory               Subadvisory fee payable to subadviser
       Fund              Subadviser         Agreements           (as a % of average daily net assets of the Fund)
------------------      -------------      ------------          ------------------------------------------------

Capital Growth          Westpeak             10/30/00               0.40%    of the first $200 million
Fund                                                                0.35%    of the next $300 million
                                                                    0.30%    of amounts in excess of $500 million

Growth and Income       Harris               10/29/02               0.45%    of the first $250 million
Fund                    Associates(1)                               0.40%    of the next $250 million
                                                                    0.35%    of amounts in excess of $500 million

International           Loomis Sayles        10/30/00               0.40%    of the first $200 million
Equity Fund                                                         0.35%    of amounts in excess of $200 million

Large Cap Growth        Vaughan              11/19/01               0.50%
Fund                    Nelson

Select Fund             Harris                3/15/01               0.60%    of the first $1 billion
                        Associates                                  0.55%    of amounts in excess of $1 billion


      (1) Prior to July 1, 2002, Westpeak served as subadviser to the Growth and Income Fund providing for a subadvisory fee payable to Westpeak at the annual rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million of the Fund's average daily net assets, 0.35% of the next $100 million of the Fund's average daily net assets and 0.30% of amounts in excess of $200 million.


      CDC IXIS Advisers has given a binding undertaking (for all classes of the relevant funds) to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Fund, to the extent necessary to limit the Fund's expense to the annual rates indicated. The undertaking will be binding on CDC IXIS Advisers until the ending date shown, and will be reevaluated on an annual basis thereafter, subject to the obligation of each Fund to pay such deferred fees or expense reimbursement in later periods to the extent that each Fund's expenses fall below the expense limit; (provided however, that each Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred).

Fund                        Expense Limit        Ending Date of Undertaking
----                        -------------        --------------------------
AEW Real Estate Fund                             April 30, 2004
         Class A            1.50%
         Class B            2.25%
         Class C            2.25%
         Class Y            1.25%

Large Cap Growth Fund                            April 30, 2004
         Class A            1.40%
         Class B            2.15%
         Class C            2.15%
         Class Y            1.15%

Select Fund                                      April 30, 2004
         Class A            1.70%
         Class B            2.45%
         Class C            2.45%


      For the last three fiscal years (or the periods indicated) the following table shows the advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers and the total paid to a subadviser of a Fund:


                                                                           xviii

AEW REAL ESTATE FUND


                               9/1/00-1/31/01   2/1/01-1/31/02  2/1/02 - 1/31/03
                               --------------   --------------  ----------------
Total Advisory Fee               $    1,989       $   52,572      $  167,318

AEW
          Fee Earned             $    1,989       $   52,572      $  167,318
          Fee Waived             $    1,989       $   52,572      $   89,408
          Total Paid                     --*              --*     $   77,910*

CAPITAL GROWTH FUND

                                    2000             2001            2002
                                    ----             ----            ----
Total Advisory Fee               $1,933,858       $1,206,965      $  777,861

CDC IXIS Advisers
          Total Paid             $  916,955       $  563,398      $  363,002

Westpeak
          Total Paid             $1,016,903       $  643,567      $  414,859

GROWTH AND INCOME FUND(1)

                                    2000             2001            2002
                                    ----             ----            ----
Total Advisory Fee               $3,609,994       $2,760,399      $1,933,542

CDC IXIS Advisers
          Total Paid             $1,819,201       $1,357,522      $  822,272

Westpeak
          Total Paid             $1,790,793       $1,402,877      $  575,608

Harris Associates
          Total Paid                     --               --      $  535,662

INTERNATIONAL EQUITY FUND(2)

                                    2000             2001            2002
                                    ----             ----            ----
Total Advisory Fee               $1,076,376       $  676,887      $  428,168

CDC IXIS Advisers

          Total Paid             $   597,986        $  376,048      $  237,871

Loomis Sayles

          Total Paid             $   478,390        $  300,839      $  190,297

LARGE CAP GROWTH FUND(3)

                                 0/1/00-9/30/01  10/1/01-12/31/01      2002
                                 --------------  ----------------      ----
Total Advisory Fee               $   976,870        $  140,374      $  336,604

CDC IXIS Advisers
          Fee Earned                      --        $   30,888      $  336,604
          Fee Waived                      --        $   30,888      $    9,092
          Total Paid                      --                --*     $  327,512*

Vaughan Nelson
          Fee Earned             $    48,124        $  109,486      $  187,002
          Fee Waived             $    32,910        $   96,638      $  187,002
          Total Paid             $    15,214        $   12,848              --

Kobrick Funds LLC
          Fee Earned             $   928,746                --              --
          Fee Waived             $   514,839                --              --
          Total Paid             $   413,907                --              --

SELECT FUND


                                        2000              2001            2002
                                        ----              ----            ----
Total Advisory Fee                        --        $  567,368      $2,201,287

CDC IXIS Advisers
          Fee Earned                      --        $  226,947      $  880,515
          Fee Waived                      --        $  214,528              --
          Total Paid                      --        $   12,419      $  880,515*

Harris Associates
          Fee Earned                      --        $  340,421      $1,320,772
          Fee Waived                      --                --              --
          Total Paid                      --        $  340,421      $1,320,772

TARGETED EQUITY FUND

                                     2000              2001            2002
                                     ----              ----            ----
Total Advisory Fee               $11,676,626        $8,138,041      $6,317,642

Capital Growth Management
          Total Paid             $11,676,626        $8,138,041      $6,317,642





* In addition to waiving its advisory fee, as indicated in the preceding table, CDC IXIS Advisers (or AEW as indicated) assumed additional expenses of the following Funds for the following time periods:

Adviser                Fund                   Time Period            Expenses
-------                ----                   -----------            --------
AEW                    AEW Real Estate        9/1/01 - 1/31/01       $87,814
AEW                    AEW Real Estate        2/1/01 - 1/31/02       $215,401
AEW                    AEW Real Estate        2/1/02 - 1/31/03       $101,864

CDC IXIS Advisers      Large Cap Growth       10/1/01 - 12/31/01     $8,915

CDC IXIS Advisers      Large Cap Growth       1/1/02 - 12/31/02      $219,490
CDC IXIS Advisers      Select                 1/1/02 - 12/31/02      $208,138


(1) Effective July 1, 2002, Harris Associates replaced Westpeak as subadviser to the Growth and Income Fund.

(2) From May 1, 1998 to April 30, 2000, CDC IXIS Advisers gave a binding undertaking to the International Equity Fund to reduce its fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, to an annual rate of 2.00% of the average daily net assets of the Fund's Class A shares, 2.75% of the average daily net assets of the Fund's Class B shares, 2.75% of the average daily net assets of the Fund's Class C shares and 1.75% of the average daily net assets of the Fund's Class Y shares.





(3) On November 16, 2001, Kobrick Growth Fund reorganized into the Large Cap Growth Fund and, as a result, Large Cap Growth Fund assumed the financial and accounting information of Kobrick Growth Fund. Kobrick served as adviser to Kobrick Growth Fund until June 30, 2001 pursuant to an advisory agreement dated October 30, 2000 and continued to receive advisory fees until August 30, 2001 pursuant to the terms of the advisory agreement. Vaughan Nelson served as the interim adviser through November 16, 2001 pursuant to an interim advisory agreement dated July 1, 2001. The advisory fee rate under the advisory agreement with Kobrick as adviser and under the interim advisory agreement with Vaughan Nelson as interim adviser was 1.00% of the Fund's average daily net assets.




      For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

AEW REAL ESTATE FUND

                                                                      2000*               2001**               2002
                                                                      -----               ------               ----
Brokerage Transactions
   Allocated to brokers providing research services                       --                   --                  --

Brokerage Commissions
   Total Brokerage Commissions Paid                                   $2,400              $20,173             $58,188
   Commissions paid to Brokers providing research services                --                   --                  --


 *    For the period September 1, 2000 to January 31, 2001
**    For the fiscal year ended January 31, 2002



CAPITAL GROWTH FUND


                                                                      2000                 2001                 2002
                                                                      ----                 ----                 ----
Brokerage Transactions
   Allocated to brokers providing research services                        --          $12,425,699          $38,884,837

Brokerage Commissions
   Total Brokerage Commissions Paid                                 $ 446,645          $   305,499          $   280,290
   Commissions paid to Brokers providing research services                 --          $    15,335          $    63,140


GROWTH AND INCOME FUND


                                                                      2000                 2001                 2002
                                                                      ----                 ----                 ----
Brokerage Transactions
   Allocated to brokers providing research services                        --         $182,352,701         $162,448,957

Brokerage Commissions
   Total Brokerage Commissions Paid                                $1,110,676         $  1,215,373         $    700,976
   Commissions paid to Brokers providing research services                 --         $    236,414         $    204,275
   Commissions paid to Affiliated Brokers*                                 --                   --         $    150,573
   Harris Associates Securities L.P ("HASLP")

* For the fiscal year ended December 31, 2002, the Fund paid 5.6% of its total brokerage commissions to HASLP and effected 6.6% of its total brokerage transactions through HASLP.


INTERNATIONAL EQUITY FUND


                                                                       2000                2001                 2002
                                                                       ----                ----                 ----
Brokerage Transactions
   Allocated to brokers providing research services                         --         $406,052,611         $223,907,879

Brokerage Commissions
   Total Brokerage Commissions Paid                                 $  767,454         $    627,514         $    344,416
   Commissions paid to Brokers providing research services                  --         $    627,514         $    344,416



                                                                           xxiii

LARGE CAP GROWTH FUND


                                                                        2000*               2001**              2002
                                                                        -----               ------              ----
Brokerage Transactions
   Allocated to brokers providing research services                           --         $26,660,590         $35,739,075

Brokerage Commissions
   Total Brokerage Commissions Paid                                   $1,048,313         $    58,187         $    88,788
   Commissions paid to Brokers providing research services                    --         $    48,587         $    68,625
   * For the fiscal year ended September 30, 2001
   **For the period from October 1, 2001 to December 31, 2001

SELECT FUND


                                                                           2000            2001*                2002
                                                                           ----            -----                ----
Brokerage Transactions
   Allocated to brokers providing research services                          --         $  7,622,346         $ 32,312,143

Brokerage Commissions
   Total Brokerage Commissions Paid                                          --         $    257,384         $    345,668
   Commissions paid to Brokers providing research services                   --         $     15,759         $     64,693
   Commisions paid to Affiliated Brokers Harris Associates                   --         $    150,573         $    145,768
   Securities, L.P. ("HASLP")
   *For the period March 31, 2001 to December 31, 2001


TARGETED EQUITY FUND


                                                                        2000                 2001                 2002
                                                                        ----                 ----                 ----
Brokerage Transactions
   Allocated to brokers providing research services                  $8,300,085,037     $5,795,551,783       $4,257,252,369

Brokerage Commissions
   Total Brokerage Commissions Paid                                  $   10,192,921     $    6,316,878       $    6,236,818
   Commissions paid to Brokers providing research services                       --     $      725,835       $    6,236,818


Regular Broker-Dealers

The table below contains the aggregate value of securities of each Fund's regular broker-dealer* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending December 31, 2002.


----------------------------------------------------------------------------------------------
Fund                      Regular Broker-Dealer                     Aggregate Value of
                                                                    Securities of each Regular
                                                                    Broker or Dealer (or its
                                                                    parent) held by Fund
----------------------------------------------------------------------------------------------
Capital Growth            Goldman Sachs & Co.                       $266,933
----------------------------------------------------------------------------------------------
International Equity      Deutsche Bank Securities Inc.             $359,113
----------------------------------------------------------------------------------------------
                          Credit Suisse First Boston Corporation    $583,345
----------------------------------------------------------------------------------------------
                          Goldman Sachs & Co.                       $113,732
----------------------------------------------------------------------------------------------
Large Cap Growth          State Street Bank & Trust Company         $764,400
----------------------------------------------------------------------------------------------
                          Salomon Smith Barney Inc.                 $323,748
----------------------------------------------------------------------------------------------
                          Goldman Sachs & Co.                       $466,051
----------------------------------------------------------------------------------------------
                          Bear Stearns & Company Inc.               $100,980
----------------------------------------------------------------------------------------------
                          Salomon Smith Barney Inc.                 $1,881,750
----------------------------------------------------------------------------------------------
                          Goldman Sachs & Co.                       $925,712
----------------------------------------------------------------------------------------------
                          Lehman Brothers Inc.                      $420,991
----------------------------------------------------------------------------------------------
                          Merrill Lynch Pierce Fenner & Smith       $303,600
----------------------------------------------------------------------------------------------
Select Fund               Goldman Sachs & Co.                       $688,392
----------------------------------------------------------------------------------------------
Targeted Equity           Salomon Smith Barney Inc.                 $49,617,900
----------------------------------------------------------------------------------------------
                          Lehman Brothers Inc.                      $24,619,980
----------------------------------------------------------------------------------------------
                          Goldman Sachs & Co.                       $592,962
----------------------------------------------------------------------------------------------

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

      As explained in Part II of this Statement, the Classes A, B and C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the last three fiscal years (except where indicated, the Fund's fiscal year is the calendar year).


          Fund                                2000          2001         2002
-------------------------                  ----------    ----------   ----------
AEW Real Estate Fund*        (Class A)     $      203    $    8,457   $   25,820
                             (Class B)     $      185    $   21,218   $   69,838
                             (Class C)     $       90    $    4,932   $   25,185

Capital Growth Fund          (Class A)     $  466,657    $  286,602   $  195,192
                             (Class B)     $  722,386    $  443,820   $  243,257
                             (Class C)     $   30,728    $   19,533   $   13,043

Growth and Income Fund       (Class A)     $  813,590    $  613,071   $  421,102
                             (Class B)     $1,848,154    $1,384,899   $  935,177
                             (Class C)     $  221,749    $  132,025   $   80,657

International Equity Fund    (Class A)     $  170,958    $  103,583   $   70,788
                             (Class B)     $  330,653    $  219,721   $  129,014
                             (Class C)     $   37,710    $   34,336   $   16,136

Large Cap Growth Fund**      (Class A)     $  145,784    $   18,169   $   44,663
                             (Class B)     $  320,506    $   61,143   $  167,484
                             (Class C)     $   56,473    $    8,413   $   18,686

Select Fund***               (Class A)             --    $   47,500   $  160,533
                             (Class B)             --    $  249,277   $  838,330
                             (Class C)             --    $  128,056   $  720,847

Targeted Equity Fund         (Class A)     $4,014,853    $2,749,081   $2,106,363
                             (Class B)     $1,172,243    $  847,071   $  647,092
                             (Class C)     $   60,690    $   44,628   $   34,480

* The AEW Real Estate Fund commenced operations on August 31, 2000, offering Class Y shares (and on December 29, 2000, offering Classes A, B and C shares). Amounts provided under the headings for 2000, 2001 and 2002 are for the fiscal years ended January 31, 2001, 2002 and 2003, respectively.

** Amounts provided under the headings for 2000, 2001 and 2002 are for the fiscal year ended September 30, 2001, the period from October 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002, respectively.

*** Amounts provided under the heading for 2001 are for the period from March 15, 2001 through December 31, 2001.



                                                                           xxvii

During the fiscal year ended December 31, 2002 (January 31, 2003 for AEW Real Estate Fund), the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):


AEW Real Estate Fund

(Class A shares)
Compensation to Investment Dealers                                          $   25,724
Compensation to Distributor's Sales Personnel and Other Related Costs       $  178,922
                                                     TOTAL                  $  204,646

(Class B shares)
Compensation to Investment Dealers                                          $   73,447
Compensation to Distributor's Sales Personnel and Other Related Costs       $  100,548
                                                     TOTAL                  $  173,995

(Class C shares)
Compensation to Investment Dealers                                          $   33,703
Compensation to Distributor's Sales Personnel and Other Related Costs       $   98,471
                                                     TOTAL                  $  132,174

Capital Growth Fund

(Class A shares)
Compensation to Investment Dealers                                          $  194,569
Compensation to Distributor's Sales Personnel and Other Related Costs       $   93,488
                                                     TOTAL                  $  288,057
(Class B shares)
Compensation to Investment Dealers                                          $  237,508
Compensation to Distributor's Sales Personnel and Other Related Costs       $   65,507
                                                     TOTAL                  $  303,015

(Class C shares)
Compensation to Investment Dealers                                          $   14,030
Compensation to Distributor's Sales Personnel and Other Related Costs       $    5,675
                                                     TOTAL                  $   19,705



                                                                          xxviii

Growth and Income Fund

(Class A shares)
Compensation to Investment Dealers                                          $  419,264
Compensation to Distributor's Sales Personnel and Other Related Costs       $  192,122
                                                     TOTAL                  $  611,386
(Class B shares)
Compensation to Investment Dealers                                          $  919,329
Compensation to Distributor's Sales Personnel and Other Related Costs       $  163,369
                                                     TOTAL                  $1,082,698
(Class C shares)
Compensation to Investment Dealers                                          $   81,286
Compensation to Distributor's Sales Personnel and Other Related Costs       $   28,760
                                                     TOTAL                  $  110,046

International Equity Fund

(Class A shares)
Compensation to Investment Dealers                                          $   70,906
Compensation to Distributor's Sales Personnel and Other Related Costs       $  478,337
                                                     TOTAL                  $  549,243

(Class B shares)
Compensation to Investment Dealers                                          $  126,385
Compensation to Distributor's Sales Personnel and Other Related Costs       $   26,261
                                                     TOTAL                  $  152,646

(Class C shares)
Compensation to Investment Dealers                                          $   15,678
Compensation to Distributor's Sales Personnel and Other Related Costs       $    4,864
                                                     TOTAL                  $   20,542

Large Cap Growth Fund

(Class A shares)
Compensation to Investment Dealers                                          $   46,339
Compensation to Distributor's Sales Personnel and Other Related Costs       $   46,783
                                                     TOTAL                  $   93,122

(Class B shares)
Compensation to Investment Dealers                                          $  163,342
Compensation to Distributor's Sales Personnel and Other Related Costs       $   38,685
                                                     TOTAL                  $  202,027

(Class C shares)
Compensation to Investment Dealers                                          $   19,142
Compensation to Distributor's Sales Personnel and Other Related Costs       $    5,849
                                                     TOTAL                  $   24,991

Select Fund

(Class A shares)
Compensation to Investment Dealers                                          $  164,007
Compensation to Distributor's Sales Personnel and Other Related Costs       $1,671,437
                                                     TOTAL                  $1,835,444

(Class B shares)
Compensation to Investment Dealers                                          $  683,800
Compensation to Distributor's Sales Personnel and Other Related Costs       $1,722,560
                                                     TOTAL                  $2,406,360
(Class C shares)
Compensation to Investment Dealers                                          $  859,505
Compensation to Distributor's Sales Personnel and Other Related Costs       $2,614,705
                                                     TOTAL                  $3,474,210


Targeted Equity Fund

(Class A shares)
Compensation to Investment Dealers                                           2,098,469
Compensation to Distributor's Sales Personnel and Other Related Costs       $  531,576
                                                     TOTAL                  $2,630,045
(Class B shares)
Compensation to Investment Dealers                                          $  634,452
Compensation to Distributor's Sales Personnel and Other Related Costs       $  152,444
                                                     TOTAL                  $  786,896
(Class C shares)
Compensation to Investment Dealers                                          $   32,004
Compensation to Distributor's Sales Personnel and Other Related Costs       $    8,394
                                                     TOTAL                  $   40,398

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


      As of April 3, 2003, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.





Fund                                Shareholder and Address                                 Ownership Percentage
----                                -----------------------                                 --------------------
AEW Real Estate Fund

    Class A                         Wexford Clearing Serivces Corp FBO                              6.36%
                                    Ruth R. Remmel TTEE*
                                    Ruth R. Remmel REV TR
                                    UA DTD 10/01/93
                                    11219 Fincl Ctr Pkwy #311
                                    Little Rock, AR 7221

    Class B                         MLPF&S for the Sole Benefit of Its Customers*                  11.76%
                                    Attn Fund Administration
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                  33.39%
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E Fl 2
                                    Jacksonville, FL 32246-6484

    Class Y                         Charles Schwab & Co Inc*                                       62.46%
                                    Special Cusotdy Account for Bnft Cust
                                    Attn Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    AEW Capital Management LP                                      30.00%
                                    Attn James J Finnegan
                                    Two Seaport Lane
                                    Boston, MA 02210-2001

                                    AEW Capital Management LP                                      7.51%
                                    Attn James J Finnegan
                                    Two Seaport Lane
                                    Boston, MA 02210-2001

Capital Growth Fund

    Class A                         Deferred Compensation Plan for General Agents of                7.98%
                                    New England Fin*
                                    Met Life Securities Acctng
                                    Attn: Jay Langone
                                    4100 Boyscout Ave
                                    Tampa, FL 33607-5740

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                   5.24%
                                    Attn Fund Administration ML#97UA4
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484


                                                                           xxxii

Growth and Income Fund

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                  11.40%
                                    Attn Fund Administration ML#97UAZ
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         T Rowe Price Trust Co*                                         37.04%
                                    FBO Retirement Plan Clients
                                    PO Box 17215
                                    Baltimore, MD 21297-1215

                                    Metropolitan Life Ins*                                         33.65%
                                    GADC Dianne Lunny
                                    501-6 Boylston
                                    Boston, MA 02116-3769

                                    Charles Schwab & Co Inc*                                       22.13%
                                    Special Custody Account for Bnft Cust
                                    Attn Mutual Funds
                                    101 Montogmery St
                                    San Francisco, CA 94104-4122

International Equity Fund

    Class B                         MLPF&S for the Sole Benefit of its                              5.09%
                                    Customers* Attn Fund Administration ML#97CH2
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of its                             43.51%
                                    Customers* Attn Fund Administration ML#97UB0
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

                                    Dean Witter for the Benefit of Minneapolis                      6.50%
                                    Society for the Blind*
                                    PO Box 250 Church Street Station
                                    New York, NY 10008-0250

    Class Y                         Metropolitan Life Insurance Co*                                89.25%
                                    C/O GADC_Gerald Hart-Agency Operations NELICO
                                    501 Boylston St 10th FL Boston, MA
                                    02116-3769

                                    Metropolitan Life Ins Co*                                       6.07%
                                    C/O Met Life FBC/SFM
                                    Attn: Jay Langan
                                    4100 @ Boy Scout Blvd
                                    Tampa, FL 33607-5793



                                                                          xxxiii

Large Cap Growth Fund

    Class B                         MLPF&S for the Sole Benefit of its Customers                    5.53%
                                    Attn Fund Administration
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of its Customers*                  25.99%
                                    Attn Fund Administration ML#97UB0
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

                                    Jeffrey C P Wang                                                6.76%
                                    A Law Corporation
                                    1301 Dove St STE 1050
                                    Newport Beach, CA 92660-2484

    Class Y                         Charles Schwab & Co Inc*                                       55.79%
                                    Spl Cstdy A/C for Excl Bnft Cust
                                    Attn Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    New England Life Insurance Company*                            43.26%
                                    C/O Inv Accounting Attn Bill Sharka
                                    501 Boylston St
                                    Boston, MA 02116-3769

Select Fund**

    Class A                         MLPF&S for the Sole Benefit of its Customers*                  37.99%
                                    Attn Fund Administration ML#97GM8
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class B                         MLPF&S for the Sole Benefit of its Customers*                  31.05%
                                    Attn Fund Administration ML#97GM8
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of its Customers*                  36.86%
                                    Attn Fund Administration ML#97GM8
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

Targeted Equity Fund

    Class B                         MLPF&S for the Sole Benefit of its Customers*                   5.05%
                                    Attn Fund Administration ML#97CH1
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of its Customers*                  16.70%
                                    Attn Fund Administration ML#97UR8
                                    4800 Deer Lake Drive East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         Charles Schwab & Co Inc*                                       99.06%
                                    Special Custody Account
                                    For the benefit of its customers
                                    Attn Mutual Funds
                                    101 Montgomery Street
                                    San Francisco, CA 9401-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed.

** As of April 3, 2003, Merrill Lynch Pierce Fenner &Smith Inc. ("MFPF&S") for the Sole Benefit of its Customers, Attn Fund Administration ML#97UB1, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 35.13% of the Select Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.



                                                                           xxxiv

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------

         Performance Results - Percent Change* and Comparative Averages
                         For the Periods Ended 12/31/02

AEW REAL ESTATE FUND
Class A shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                                                                                                   Since
As a % of                                 Since 12/29/00**                          1 Year                       12/29/00**
---------                                 ----------------                          ------                       ----------
Net Asset Value                              16.89%                                  3.45%                         8.09%
Maximum Sales Charge                         10.12%                                 -2.51%                         4.93%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    12/29/00**                1 Year                       12/29/00**
---------                       ------                    ----------                ------                       ----------
Net Asset Value                  1.80%                      6.37%                    2.31%                         5.73%
Maximum Sales Charge            -4.07%                      3.25%                   -1.36%                         3.19%

                                                             Since
                                1 Year                     12/31/00
                                ------                     --------
Morningstar Specialty Real
Estate Funds Average+            3.64%                      8.14%
Lipper Real Estate Funds
Average+                         4.1%                       6.60%


Class B shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                                                                                                   Since
As a % of                                 Since 12/29/00**                          1 Year                       12/29/00**
---------                                 ----------------                          ------                       ----------
Net Asset Value                              15.18%                                  2.64%                         7.30%
CDSC and Redemption at End
of Period                                    12.18%                                 -2.29%                         5.90%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    12/29/00**                1 Year                       12/29/00**
---------                       ------                    ----------                ------                       ----------
Net Asset Value                  1.21%                      5.89%                    1.78%                         5.24%
CDSC and Redemption at End
of Period                       -3.72%                      4.47%                   -1.24%                         4.10%

                                                            Since
                                1 Year                     12/31/00
                                ------                     --------
Morningstar Specialty Real
Estate Funds Average+            3.64%                      8.14%
Lipper Real Estate Funds
Average+                         4.1%                       6.60%

Class C shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                                                                                                   Since
As a % of                                 Since 12/29/00**                          1 Year                       12/29/00**
---------                                 ----------------                          ------                       ----------
Net Asset Value                              15.27%                                  2.64%                         7.34%
Maximum Sales Charge and
Redemption at End of
Period***                                    14.08%                                  0.60%                         6.79%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                 Since
As a % of                       1 Year                    12/29/00**                 1 Year                     12/29/00**
---------                       ------                    ----------                 ------                     ----------
Net Asset Value                  1.07%                      5.86%                    1.64%                         5.20%
Maximum Sales Charge and
Redemption at End of
Period***                       -0.95%                      5.32%                    0.39%                         4.76%

                                                             Since
                                1 Year                     12/31/00
                                ------                     --------
Morningstar Specialty Real
Estate Funds Average+            3.64%                      8.14%
Lipper Real Estate Funds
Average+                         4.1%                       6.60%


Class Y shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                                                                                                   Since
As a % of                                 Since 8/31/00**                           1 Year                       8/31/00**
---------                                 ---------------                           ------                       ---------
Net Asset Value                              27.61%                                  3.59%                         11.01%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                           Since                                                   Since
As a % of                       1 Year                    8/31/00**                 1 Year                       8/31/00**
---------                       ------                    ---------                 ------                       ---------
Net Asset Value                  1.53%                      8.50%                    2.23%                         7.65%

                                                            Since
                                1 Year                    8/31/00**
                                ------                    ---------
Morningstar Specialty Real
Estate Funds Average+            3.64%                      10.08%
Lipper Real Estate Funds
Average+                          4.1%                       6.60%





                                                                           xxxvi

CAPITAL GROWTH FUND

Class A shares


                                             Aggregate Total Return                     Average Annual Total Return
                                             ----------------------                      ---------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years        10 Years
---------                                    -------       --------                 ------         -------        --------
Net Asset Value                              -25.88%        41.14%                  -28.08%        -5.81%          3.51%
Maximum Sales Charge                         -30.15%        33.01%                  -32.23%        -6.92%          2.89%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years        10 Years
---------                       ------       -------       --------                 ------         -------        --------
Net Asset Value                 -28.08%      -8.04%         1.50%                   -17.24%        -3.85%          3.17%
Maximum Sales Charge            -32.23%      -9.13%         0.89%                   -19.79%        -4.71%          2.65%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Large Growth
Average+                        -27.73%      -2.72%         6.22%
Lipper Multi-Cap Core Funds
Average+                        -21.74%      -0.68%         8.14%


Class B shares


                                             Aggregate Total Return                      Average Annual Total Return
                                             ----------------------                      ---------------------------
                                                            Since                                                 Since
As a % of                                    5 Years       9/13/93**               1 Year         5 Years        9/13/93**
---------                                    -------       ---------               ------         -------        ---------
Net Asset Value                              -28.76%        26.02%                  -28.75%        -6.56%          2.52%
CDSC and Redemption at End
of Period                                    -29.55%        26.02%                  -32.31%        -6.76%          2.52%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year       5 Years      9/13/93**                  1 Year       5 Years         9/13/93**
---------                       ------       -------      ---------                  ------       -------         ---------
Net Asset Value                 -28.75%      -8.93%         0.26%                   -17.65%        -4.32%          2.44%
CDSC and Redemption at End
of Period                       -32.31%      -9.17%         0.26%                   -19.84%        -4.47%          2.44%

                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Large Growth
Average+                        -27.73%      -2.72%         5.62%
Lipper Multi-Cap Core Funds
Average+                        -21.74%      -0.68%         5.84%



                                                                          xxxvii

Class C shares


                                             Aggregate Total Return                             Average Annual Total Return
                                             ----------------------                             ---------------------------
                                                            Since                                                   Since
As a % of                                    5 Years      12/30/94**                1 Year         5 Years        12/30/94**
---------                                    -------      ----------                ------         -------        ----------
Net Asset Value                              -28.77%        24.55%                  -28.68%         -6.56%          2.78%
Maximum Sales Charge and
Redemption at End of
Period***                                    -29.47%        23.30%                  -30.12%         -6.74%          2.65%

                                 Average Annual Total Return - After             Average Annual Total Return - After Taxes on
                                       Taxes on Distributions                       Distributions and Sales of Fund Shares
                                 -----------------------------------             --------------------------------------------
                                                             Since                                                 Since
As a % of                       1 Year       5 Years       12/30/94**                1 Year         5 Years      12/30/94**
---------                       ------       -------       ----------                ------         -------      ----------
Net Asset Value                 -28.68%      -8.94%          0.18%                  -17.61%         -4.33%          2.73%
Maximum Sales Charge and
Redemption at End of
Period***                       -30.12%      -9.12%          0.05%                  -18.49%         -4.47%          2.62%

                                                            Since
                                1 Year       5 Years      12/31/94**
                                ------       -------      ----------
Morningstar Large Growth
Average+                        -27.73%      -2.72%          6.63%
Lipper Multi-Cap Core Funds
Average+                        -21.74%      -0.68%          6.93%


GROWTH AND INCOME FUND

Class A shares


                                             Aggregate Total Return                       Average Annual Total Return
                                             ----------------------                       ---------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years        10 Years
---------                                    -------       --------                 ------         -------        --------
Net Asset Value                              -14.12%        97.83%                  -20.03%        -3.00%          7.06%
Maximum Sales Charge                         -19.08%        86.52%                  -24.64%        -4.15%          6.43%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years        10 Years
---------                       ------       -------       --------                 ------         -------        --------
Net Asset Value                 -20.03%      -4.77%         4.18%                   -12.30%        -2.52%          4.99%
Maximum Sales Charge            -24.64%      -5.89%         3.57%                   -15.13%        -3.41%          4.45%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Large Blend
Average+                        -22.02%      -1.47%         7.85%
Lipper Large Cap Core Funds
Average+                        -23.49%      -1.90%         7.55%



                                                                         xxxviii

Class B shares


                                              Aggregate Total Return                     Average Annual Total Return
                                              ----------------------                     ---------------------------
                                                           Since                                                  Since
As a % of                                    5 Years      9/13/93**                  1 Year       5 Years        9/13/93**
---------                                    -------      ---------                  ------       -------        ---------
Net Asset Value                              -17.27%        73.23%                  -20.67%        -3.72%          6.09%
CDSC and Redemption at End
of Period                                    -18.45%        73.23%                  -24.63%        -4.00%          6.09%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                           Since                                                   Since
As a % of                       1 Year       5 Years      9/13/93**                  1 Year       5 Years        9/13/93**
---------                       ------       -------      ---------                  ------       -------        ---------
Net Asset Value                 -20.67%      -5.47%         3.16%                   -12.69%        -3.04%          4.22%
CDSC and Redemption at End
of Period                       -24.63%      -5.77%         3.16%                   -15.13%        -3.26%          4.22%

                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Large Blend
Average+                        -22.02%      -1.47%         7.45%
Lipper Large Cap Core Funds
Average+                        -23.49%      -1.90%         7.71%


Class C shares


                                            Aggregate Total Return                            Average Annual Total Return
                                            ----------------------                            ---------------------------
                                                           Since                                                    Since
As a % of                                   5 Years       5/1/95**              1 Year         5 Years            5/1/95**
---------                                   -------       --------              ------         -------            --------
Net Asset Value                              -17.34%        53.16%                  -20.69%        -3.74%          5.72%
Maximum Sales Charge and
Redemption at End of
Period***                                    -18.15%        51.62%                  -22.23%        -3.93%          5.58%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                           Since                                                  Since
As a % of                       1 Year       5 Years       5/1/95**                 1 Year        5 Years        5/1/95**
---------                       ------       -------       --------                 ------        -------        --------
Net Asset Value                 -20.69%      -5.49%         2.45%                   -12.70%        -3.06%          3.87%
Maximum Sales Charge and
Redemption at End of
Period***                       -22.23%      -5.68%         2.32%                   -13.65%        -3.20%          3.75%

                                                            Since
                                1 Year       5 Years       5/31/95
                                ------       -------       -------
Morningstar Large Blend
Average+                        -22.02%      -1.47%         6.82%
Lipper Large Cap Core Funds
Average+                        -23.49%      -1.90%         6.50%



                                                                           xxxix

Class Y shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                              Since                                                                 Since
As a % of                                   11/18/98**                              1 Year                        11/18/98**
Net Asset Value                              -23.70%                                -19.61%                        -6.36%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                               Since                                                Since
As a % of                       1 Year                       11/18/98**             1 Year                        11/18/98**
---------                       ------                       ----------             ------                        ----------
Net Asset Value                 -19.61%                     -7.62%                  -12.04%                        -5.02%

                                                             Since
                                1 Year                     11/30/98
                                ------                     --------
Morningstar Large Blend
Average+                        -22.02%                     -4.61%
Lipper Large Cap Core Funds
Average+                        -23.49%                     -5.92%


INTERNATIONAL EQUITY FUND

Class A shares


                                             Aggregate Total Return                      Average Annual Total Return
                                             ----------------------                      ---------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years        10 Years
---------                                    -------       --------                 ------         -------        --------
Net Asset Value                              -13.62%        21.95%                  -21.07%        -2.89%          2.00%
Maximum Sales Charge                         -18.60%        14.94%                  -25.63%        -4.03%          1.40%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years        10 Years
---------                       ------       -------       --------                 ------         -------        --------
Net Asset Value                 -21.07%      -4.10%         0.90%                   -12.94%        -2.43%          1.46%
Maximum Sales Charge            -25.63%      -5.23%         0.31%                   -15.74%        -3.32%          0.97%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Foreign Stock
Fund Average+                   -16.35%      -2.09%         4.86%
Lipper International Funds
Average+                        -16.67%      -2.63%         4.76%



                                                                              xl

Class B shares


                                             Aggregate Total Return                      Average Annual Total Return
                                             ----------------------                      ---------------------------
                                                            Since                                                   Since
As a % of                                    5 Years       9/13/93**                1 Year        5 Years         9/13/93**
---------                                    -------       ---------                ------        -------         ---------
Net Asset Value                              -16.95%       -11.43%                  -21.66%        -3.65%          -1.30%
CDSC and Redemption at End
of Period                                    -18.33%       -11.43%                  -25.58%        -3.97%          -1.30%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                             Since                                                 Since
As a % of                       1 Year       5 Years       9/13/93**                1 Year         5 Years       9/13/93**
---------                       ------       -------       ---------                ------         -------       ---------
Net Asset Value                 -21.66%      -4.76%         -2.42%                  -13.30%        -2.96%          -1.17%
CDSC and Redemption at End
of Period                       -25.58%      -5.10%         -2.42%                  -15.71%        -3.21%          -1.17%

                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Foreign Stock
Fund Average+                   -16.35%      -2.09%         2.97%
Lipper International Funds
Average+                        -16.67%      -2.63%         2.54%


Class C shares


                                              Aggregate Total Return                      Average Annual Total Return
                                              ----------------------                      ---------------------------
                                                            Since                                                  Since
As a % of                                    5 Years      12/30/94**                 1 Year       5 Years        12/30/94**
---------                                    -------      ----------                 ------       -------        ----------
Net Asset Value                              -17.35%       -17.96%                  -22.09%        -3.74%          -2.44%
Maximum Sales Charge and
Redemption at End of
Period***                                    -18.18%       -18.81%                  -23.62%        -3.93%          -2.57%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year       5 Years      12/30/94**              1 Year         5 Years         12/30/94**
---------                       ------       -------      ----------              ------         -------         ----------
Net Asset Value                 -22.09%      -4.85%         -3.48%                  -13.56%        -3.03%          -2.01%
Maximum Sales Charge and
Redemption at End of
Period***                       -23.62%      -5.04%         -3.60%                  -14.50%        -3.18%          -2.10%

                                                           Since
                                1 Year       5 Years      12/31/94
                                ------       -------      --------
Morningstar Foreign Stock
Fund Average+                   -16.35%      -2.09%         2.03%
Lipper International Funds
Average+                        -16.67%      -2.63%         1.53%



                                                                             xli

Class Y shares


                                            Aggregate Total Return                      Average Annual Total Return
                                            ----------------------                      ---------------------------
                                                            Since                                                  Since
As a % of                                    5 Years       9/9/93**                 1 Year         5 Years        9/9/93**
---------                                    -------       --------                 ------         -------        --------
Net Asset Value                              -10.92%        0.98%                   -20.44%        -2.29%          0.10%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year       5 Years       9/9/93**                 1 Year         5 Years        9/9/93**
---------                       ------       -------       --------                 ------         -------        --------
Net Asset Value                 -20.44%      -3.61%         -1.19%                  -12.55%        -2.03%          -0.18%

                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Foreign Stock
Fund Average+                   -16.35%      -2.09%         2.97%
Lipper International Funds
Average+                        -16.67%      -2.63%         2.54%





                                                                            xlii

LARGE CAP GROWTH FUND (1)
Class A shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
As a % of                                  Since 9/1/98**                           1 Year                     Since 9/1/98**
---------                                  --------------                           ------                     --------------
Net Asset Value                              -4.50%                                 -35.91%                        -1.06%
Maximum Sales Charge                         -9.99%                                 -39.58%                        -2.40%

                                  Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                         Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                  -----------------------------------               -----------------------------------------
As a % of                       1 Year                  Since 9/1/98**              1 Year                     Since 9/1/98**
---------                       ------                  --------------              ------                     --------------
Net Asset Value                 -35.91%                     -1.71%                  -22.05%                        -0.96%
Maximum Sales Charge            -39.58%                     -304%                   -24.30%                        -2.02%

                                1 Year                  Since 9/30/98
                                ------                  -------------
Morningstar Large Cap
Growth Fund Average+            -27.73%                     -4.48%
Lipper Large Cap Growth
Fund's Average+                 -28.63%                     -5.28%



                                                                            xlvi

Class B shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                              Since                                                               Since
As a % of                                   10/29/99**                              1 Year                      10/29/99**
---------                                   ----------                              ------                      ----------
Net Asset Value                              -42.32%                                -36.27%                       -15.92%
CDSC and Redemption at End
of Period                                    -43.93%                                -39.64%                       -16.67%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    10/29/99**                1 Year                       10/29/99**
---------                       ------                    ----------                ------                       ----------
Net Asset Value                 -36.27%                    -16.68%                  -22.27%                       -12.34%
CDSC and Redemption at End
of Period                       -39.46%                    -17.44%                  -24.23%                       -12.88%

                                                            Since
                                1 Year                     10/31/99
                                ------                     --------
Morningstar Large Cap
Growth Fund Average+            -27.73%                    -16.31%
Lipper Large Cap Growth
Fund's Average+                 -28.63%                    -17.24%


Class C shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                               Since                                                               Since
As a % of                                    10/29/99**                             1 Year                       10/29/99**
---------                                    ----------                             ------                       ----------
Net Asset Value                              -42.32%                                -36.27%                       -15.92%
Maximum Sales Charge and
Redemption at End of
Period***                                    -42.88%                                -37.55%                       -16.18%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    10/29/99**                1 Year                       10/29/99**
---------                       ------                    ----------                ------                       ----------
Net Asset Value                 -36.27%                    -16.68%                  -22.27%                       -12.34%
Maximum Sales Charge and
Redemption at End of
Period***                       -37.55%                    -16.94%                  -23.06%                       -12.53%

                                                            Since
                                1 Year                     10/31/99
                                ------                     --------
Morningstar Large Cap
Growth Fund Average+            -27.73%                    -16.31%
Lipper Large Cap Growth
Fund's Average+                 -28.63%                    -17.24%



                                                                           xlvii

Class Y shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                               Since                                                               Since
As a % of                                    10/29/99**                             1 Year                       10/29/99**
---------                                    ----------                             ------                       ----------
Net Asset Value                              -40.44%                                -35.61%                       -15.07%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    10/29/99**                1 Year                       10/29/99**
---------                       ------                    ----------                ------                       ----------
Net Asset Value                 -35.61%                    -15.83%                  -21.86%                       -11.72%

                                                            Since
                                1 Year                    10/31/99
                                ------                    --------
Morningstar Large Cap
Growth Fund Average+            -27.73%                    -16.31%
Lipper Large Cap Growth
Fund's Average+                 -28.63%                    -17.24%





                                                                          xlviii

SELECT FUND

Class A shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                               Since                                                               Since
As a % of                                     3/15/01**                             1 Year                       3/15/01**
---------                                     ---------                             ------                       ---------
Net Asset Value                              -7.60%                                 -15.69%                        -4.30%
Maximum Sales Charge                         -12.91%                                -20.55%                        -7.40%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    3/15/01**                 1 Year                       3/15/01**
---------                       ------                    ---------                 ------                       ---------
Net Asset Value                 -15.69%                     -4.30%                  -9.64%                         -3.43%
Maximum Sales Charge            -20.55%                     -7.40%                  -12.62%                        -5.89%

                                                            Since
                                1 Year                     3/31/01
                                ------                     -------
Morningstar Large Value
Fund Average+                   -18.92%                    -10.55%
Lipper Multi Cap Value
Funds Average+                  -17.89%                     -9.07%


Class B shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
                                               Since                                                               Since
As a % of                                    3/15/01**                              1 Year                       3/15/01**
---------                                    ---------                              ------                       ---------
Net Asset Value                              -8.80%                                 -16.33%                        -5.00%
CDSC and Redemption at End
of Period                                    -12.45%                                -20.51%                        -7.13%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year                    3/15/01**                 1 Year                       3/15/01**
---------                       ------                    ---------                 ------                       ---------
Net Asset Value                 -16.33%                     -5.00%                  -10.03%                        -3.98%
CDSC and Redemption at End
of Period                       -20.51%                     -7.13%                  -12.60%                        -5.67%

                                                            Since
                                1 Year                     3/31/01
                                ------                     -------
Morningstar Large Value
Fund Average+                   -18.92%                    -10.55%
Lipper Multi Cap Value
Funds Average+                  -17.89%                     -9.07%



                                                                               l

Class C shares


                                      Aggregate Total Return                            Average Annual Total Return
                                      ----------------------                            ---------------------------
                                              Since                                                                 Since
As a % of                                   3/15/01**                              1 Year                         3/15/01**
---------                                   ---------                              ------                         ---------
Net Asset Value                              -8.80%                                 -16.33%                        -5.00%
Maximum Sales Charge and
Redemption at End of
Period***                                    -9.70%                                 -17.99%                        -5.52%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                           Since                                                   Since
As a % of                       1 Year                    3/15/01**                 1 Year                        3/15/01**
---------                       ------                    ---------                 ------                        ---------
Net Asset Value                 -16.33%                     -5.00%                  -10.03%                        -3.98%
Maximum Sales Charge and
Redemption at End of
Period***                       -17.99%                     -5.52%                  -11.05%                        -4.40%

                                                             Since
                                1 Year                     3/31/01
                                ------                     -------
Morningstar Large Value
Fund Average+                   -18.92%                    -10.55%
Lipper Multi Cap Value
Funds Average+                  -17.89%                     -9.07%

TARGETED EQUITY FUND (2)


Class A shares


                                             Aggregate Total Return                     Average Annual Total Return
As a % of                                    5 Years       10 Years                 1 Year         5 Years        10 Years
---------                                    -------       --------                 ------         -------        --------
Net Asset Value                              -12.51%        86.65%                  -28.81%        -2.64%          6.44%
Maximum Sales Charge                         -17.57%        76.00%                  -32.93%        -3.79%          5.82%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years        10 Years
---------                       ------       -------       --------                 ------         -------        --------
Net Asset Value                 -28.81%      -5.09%         2.76%                   -17.69%        -2.24%          4.25%
Maximum Sales Charge            -32.93%      -6.21%         2.16%                   -20.22%        -3.14%          3.72%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Large Blend
Average+                        -22.02%      -1.47%         7.85%
Lipper Multi Cap Value
Funds Average+                  -17.91%       1.32%         9.69%



                                                                              li

Class B shares


                                              Aggregate Total Return                     Average Annual Total Return
                                                            Since                                                  Since
As a % of                                    5 Years       2/28/97**                1 Year         5 Years       2/28/97**
---------                                    -------       ---------                ------         -------       ---------
Net Asset Value                              -15.62%        -3.47%                  -29.32%        -3.34%          -0.60%
CDSC and Redemption at End
of Period                                    -16.65%        -3.89%                  -32.85%        -3.58%          -0.68%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
                                                           Since                                                  Since
As a % of                       1 Year       5 Years      2/28/97**                 1 Year         5 Years       2/28/97**
---------                       ------       -------      ---------                 ------         -------       ---------
Net Asset Value                 -29.32%      -5.77%         -4.16%                  -18.00%        -2.73%          -0.87%
CDSC and Redemption at End
of Period                       -32.85%      -6.03%         -4.25%                  -20.17%        -2.91%          -0.93%

                                                            Since
                                1 Year       5 Years      2/28/97**
                                ------       -------      ---------
Morningstar Large Blend
Average+                        -22.02%      -1.47%         2.17%
Lipper Multi Cap Value
Funds Average+                  -17.91%       1.32%         4.57%


Class C shares


                                       Aggregate Total Return                            Average Annual Total Return
                                       ----------------------                            ---------------------------
As a % of                                  Since 9/1/98**                           1 Year                     Since 9/1/98**
---------                                  --------------                           ------                     --------------
Net Asset Value                              -22.26%                                -29.45%                        -5.65%
Maximum Sales Charge and
Redemption at End of
Period***                                    -23.02%                                -30.90%                        -5.86%

                                Average Annual Total Return - After                 Average Annual Total Return - After Taxes
                                       Taxes on Distributions                       on Distributions and Sales of Fund Shares
                                -----------------------------------                 -----------------------------------------
As a % of                       1 Year                  Since 9/1/98**              1 Year                     Since 9/1/98**
---------                       ------                  --------------              ------                     --------------
Net Asset Value                 -29.45%                     -8.38%                  -18.08%                        -4.53%
Maximum Sales Charge and
Redemption at End of
Period***                       -30.90%                     -8.59%                  -18.97%                        -4.69%

                                1 Year                  Since 9/30/98
                                ------                  -------------
Morningstar Large Blend
Average+                        -22.02%                     -1.51%
Lipper Multi Cap Value
Funds Average+                  -17.91%                      3.08%



                                                                             lii

Class Y shares


                                      Aggregate Total Return                            Average Annual Total Return
                                      ----------------------                            ---------------------------
                                              Since                                                               Since
As a % of                                   6/30/99**                               1 Year                       6/30/99**
---------                                   ---------                               ------                       ---------
Net Asset Value                              -36.62%                                -28.28%                       -12.20%

                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                                -----------------------------------               -----------------------------------------
As a % of                       1 Year                     10 Years                 1 Year                         Since
---------                       ------                     --------                 ------                         -----
Net Asset Value                 -28.28%                    -14.35%                  -17.36%                        -9.54%

                                                            Since
                                1 Year                    6/30/99**
                                ------                    ---------
Morningstar Large Blend
Average+                        -22.02%                     -9.73%
Lipper Multi Cap Value
Funds Average+                  -17.91%                     -3.87%

+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.


* Federal regulations require these examples to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

**    Commencement of Fund operations or offering of specified class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC that applies to sales within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.




(1) Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Therefore, performance results of Class A prior to October 29, 1999 reflect the returns of that class, restated to account for fees and expenses under the Fund's multiple class structure.

(2) The numbers presented for Class A shares of the Targeted Equity Fund reflect the maximum front-end sales charge currently in effect. Prior to March 3, 1997, a higher maximum front-end sales charge was in effect, so that the total returns achieved by investors may have been lower than those shown above.


      The foregoing data represents past performance only and is not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                            liii

[LOGO] CDC NVEST FUNDS(SM)
           CDC IXIS Asset Management Distributors

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CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND
CDC NVEST MUNICIPAL INCOME FUND

Statement of Additional Information - PART I

May 1, 2003

      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2003 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

      Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other CDC Nvest Funds.

      The CDC Nvest Massachusetts Tax Free Income Fund is a diversified fund and a series of CDC Nvest Funds Trust II, a registered open-end management investment company that offers a total of four funds. The CDC Nvest Municipal Income Fund is a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of thirteen funds. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II are collectively referred to in Part I of this Statement as the "Trusts" and are each referred to as a "Trust."

      Each Fund's financial statements and accompanying notes that appear in such Fund's annual and semiannual reports are incorporated by reference into this Statement. The Funds' annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.

                                Table of Contents
                                                                        Page
                                                                        ----
                                            Part I
Investment Restrictions                                                  ii
Fund Charges and Expenses                                                iv
Ownership of Fund Shares                                                  v
Investment Performance of the Fund                                       vii

                                            Part II
Miscellaneous Investment Practices 3
Management of the Trusts 37
Portfolio Transactions and Brokerage 51
Description of the Trusts and Ownership of Shares 59
Portfolio Turnover 63
How to Buy Shares 63
Net Asset Value and Public Offering Price 64
Reduced Sales Charges 65
Shareholder Services 67
Redemptions 74
Standard Performance Measures 76
Income Dividends, Capital Gain Distributions and Tax Status 81
Financial Statements 85
Appendix A - Description of Bond Ratings 86
Appendix B - Media That May Contain Fund Information 91
Appendix C - Advertising and Promotional Literature 92

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act"). The other restrictions set forth below are not fundamental policies and may be changed by the Trusts' Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC Nvest Massachusetts Tax Free Income Fund
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Fund") will not:

*(1) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(5) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

(7) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

*(8) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(9) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments the income of which is exempt from federal and Massachusetts state income tax.

(12) Invest less than 90% of its net assets in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax) and Massachusetts personal income tax.

(13) Invest more than 20% of its assets in securities on which the interest is subject to the alternative minimum tax for individuals.

      In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

      The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's or Fitch, or Aaa, Aa, A, or Baa by Moody's or are non-rated but are considered to be of comparable quality by the Fund's subadviser.

CDC Nvest Municipal Income Fund
CDC Nvest Municipal Income Fund (the "Municipal Income Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(3) Invest more than 25% of its total assets (taken at current value) in private activity bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(5) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(7) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts.

*(11) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(13) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax).

(14) Invest more than 20% of the Fund's net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals.

      The Fund may invest more than 25% of its assets in private activity bonds, subject to limitation (3) above.

      In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

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                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      Pursuant to separate advisory agreements, each dated October 30, 2000, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trusts, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreements:

                              Advisory Fee payable by Fund to CDC IXIS Advisers
                              (includes any subadvisory fees paid)
Fund                          (as a % of average daily net assets of the Fund)
----                          ------------------------------------------------
Massachusetts Fund            0.600% of the first $100 million
                              0.500% of amounts in excess of $100 million

Municipal Income Fund         0.500% of the first $100 million
                              0.375% of amounts in excess of $100 million

SUBADVISORY FEES

      Each advisory agreement provides that CDC IXIS Advisers may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management responsibilities to Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser. For providing such subadvisory services to the Fund, the Fund pays Loomis Sayles a subadvisory fee at the annual rates set forth in the following table:

                                                        Date of Subadvisory     Subadvisory fee payable to subadviser
Fund                              Subadviser                 Agreement          (as a % of average daily net assets of the Fund)
----                              ----------                 ---------          ------------------------------------------------
Massachusetts Fund                Loomis Sayles              10/01/01           0.30% of the first $100 million
                                                                                0.25% of amounts in excess of $100 million

Municipal Income Fund             Loomis Sayles              10/01/01           0.2500% of the first $100 million
                                                                                0.1875% of amounts in excess of $100 million

      CDC IXIS Advisers has given a binding undertaking to the Massachusetts Fund to reduce its fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to an annual rate of 1.40% of the average daily net assets attributable to the Fund's Class A shares and 2.05% of such assets attributable to the Fund's Class B shares. The undertaking will be binding on CDC IXIS Advisers until April 30, 2004, subject to the obligation of the Fund to pay such deferred fees and expenses in later periods to the extent that the expenses of the Massachusetts Fund fall below the annual rate of 1.40% of average daily net assets for Class A shares and 2.05% for Class B shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred.

      For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers and the total paid to a subadviser of a Fund:

Massachusetts Fund
                                     2000         2001         2002
                                     ----         ----         ----
Total Advisory Fee
                                 $597,512     $600,558     $590,987
CDC IXIS Advisers
         Fee Earned              $298,756     $300,278     $295,493
         Amount Waived           $128,411     $  7,304
                                 --------     --------
                                                                 --
         Total Paid              $170,345     $292,974     $295,493
Loomis Sayles*
         Total Paid                    --     $151,859     $295,494
Back Bay Advisors*
         Fee Earned              $298,756     $148,421           --
         Amount Waived           $128,411       $7,304           --
                                 --------       ------
         Total Paid              $170,345     $141,117           --

Municipal Income Fund
                                     2000         2001         2002
                                     ----         ----         ----
Total Advisory Fee               $720,304     $717,087     $686,999
CDC IXIS Advisers
         Total Paid              $360,152     $358,543     $343,500
Loomis Sayles*
         Total Paid                    --     $181,586     $343,499
Back Bay Advisors*
         Total Paid              $360,152     $176,958           --

* Prior to June 1, 2001 Back Bay Advisors, L.P. ("Back Bay Advisors") served as subadviser to each Fund, pursuant to separate subadvisory agreements between CDC IXIS Advisers and Back Bay Advisors providing for the same subadvisory fees as are currently payable by each Fund to Loomis Sayles.

Brokerage Commissions

      Set forth below are the amounts each Fund paid in brokerage commissions during the last three calendar years. For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

      For the fiscal years ended December 31, 2000, 2001 and 2002, the Massachusetts Fund paid total brokerage commissions of $0, $0 and $0 , respectively.

      For the fiscal years ended December 31, 2000, 2001 and 2002, the Municipal Income Fund paid total brokerage commissions of $0, $0 and $0, respectively.

SALES CHARGES AND 12B-1 FEES

      As explained in Part II of this Statement, the Class A and Class B shares of each Fund pay the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds during the fiscal years ended December 31, 2000, 2001 and 2002:

Fund                                                                  2000            2001        2002
----                                                                  ----            ----        ----
Massachusetts Fund                          (Class A)             $319,292        $320,575    $318,340
                                            (Class B)             $84,737         $ 86,125    $ 75,554

Municipal Income Fund                       (Class A)             $360,102        $357,421    $341,958
                                            (Class B)             $147,075        $149,211    $130,927

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advance commissions sold to a third party):

Massachusetts Fund
(Class A Shares)
Compensation to Investment Dealers                                                    $227,460
Compensation to Distributor's Sales Personnel and Other Related Costs                 $193,256
                                                                                      --------
                                                            TOTAL                     $420,716

(Class B Shares)
Compensation to Investment Dealers                                                    $ 72,981
Compensation to Distributor's Sales Personnel and Other Related Costs                 $ 15,497
                                                                                      --------
                                                            TOTAL                     $ 88,478

Municipal Income Fund
(Class A Shares)
Compensation to Investment Dealers                                                    $342,039
Compensation to Distributor's Sales Personnel and Other Related Costs                 $251,240
                                                                                      --------
                                                            TOTAL                     $593,278

(Class B Shares)
Compensation to Investment Dealers                                                    $126,404
Compensation to Distributor's Sales Personnel and Other Related Costs                 $ 50,786
                                                                                      --------
                                                            TOTAL                     $177,190

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                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------

      As of April 3, 2003 to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.

Fund                              Shareholder and Address                               Ownership Percentage
----                              -----------------------                               --------------------
Massachusetts Fund
         Class B                  MLPF&S for the Sole Benefit of It's Customers*               14.03%
                                  Attn Fund Administration ML#97CJ1
                                  4800 Deer lake Dr East 2nd FL
                                  Jacksonville, FL 32246-6484

Municipal Income Fund
         Class B                  MLPF&S for the Sole Benefit of It's Customers*                8.10%
                                  Attn Fund Administration ML#97CH7
                                  4800 Deer lake Dr East 2nd FL
                                  Jacksonville, FL 32246-6484

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUND
--------------------------------------------------------------------------------

        Performance Results - Percent Change(1) and Comparative Averages
                         For The Periods Ended 12/31/02

Massachusetts Fund

Class A Shares

                                                      Aggregate                              Average Annual
                                                    Total Return                              Total Return
                                             ----------------------------      --------------------------------------------
As a % of                                        5 Years      10 Years             1 Year        5 Years       10 Years
------------------------                         -------      --------             ------        -------       --------
Net Asset Value                                   22.65%       69.88%               8.12%         4.17%          5.44%
Maximum Sales Charge                              17.44%       62.64%               3.53%         3.27%          4.98%


                                  Average Annual Total Return - After           Average Annual Total Return - After Taxes on
                                         Taxes on Distributions                     Distributions & Sale of Fund Shares
                                -----------------------------------------     -------------------------------------------------
As a % of                            1 Year     5 Years       10 Years             1 Year        5 Years         10 Years
------------------------             ------     -------       --------             ------        -------         --------
Net Asset Value                      6.37%       3.62%         4.90%                4.94%         3.76%            4.91%
Maximum Sales Charge                 1.87%       2.72%         4.44%                2.13%         3.01%            4.51%


                                                              1 Year          5 Years          10 Years
                                                              ------          -------          --------
Morningstar Muni Single State Long Fund Average+               8.27             4.69             5.83
Lipper MA Municipal Debt Funds Average+                        8.61             4.86             5.98

Class B Shares

                                                      Aggregate                              Average Annual
                                                    Total Return                              Total Return
                                             ----------------------------      --------------------------------------------
                                                               Since                                             Since
As a % of                                        5 Years     9/13/93(2)            1 Year        5 Years       9/13/93(2)
------------------------                         -------     ----------            ------        -------       ----------
Net Asset Value                                   18.77%        43.12%              7.43%         3.50%          3.93%
With Contingent Deferred Sales Charge and
Redemption at End of Period                       16.86%        42.66%              2.43%         3.16%          3.93%


                                         Average Annual Total Return -          Average Annual Total Return - After Taxes on
                                          After Taxes on Distributions              Distributions & Sale of Fund Shares
                                        ---------------------------------     -------------------------------------------------
                                                                  Since                                            Since
As a % of                                   1 Year    5 Years   9/13/93(2)         1 Year        5 Years         9/13/93(2)
------------------------                    ------    -------    --------          ------        -------         ----------
Net Asset Value                              5.97%     3.06%      3.40%             4.53%         3.20%            3.53%
With Contingent Deferred SalesCharge and     0.97%     2.72%      3.40%             1.46%         2.93%            3.53%
Redemption at End of Period

                                                              1 Year          5 Years        Since 9/30/93
                                                              ------          -------        -------------
Morningstar Muni Single State Long Fund Average+               8.27             4.69             5.00
Lipper MA Municipal Debt Funds Average+                        8.61             4.86             5.15

Municipal Income Fund

Class A Shares

                                                      Aggregate                              Average Annual
                                                    Total Return                       Total Return - Before Taxes
                                             ----------------------------      --------------------------------------------
As a % of                                        5 Years      10 Years             1 Year        5 Years       10 Years
------------------------                         -------      --------             ------        -------       --------
Net Asset Value                                   23.11%       69.18%               7.31%         4.25%          5.40%
Maximum Sales Charge                              17.50%       61.47%               2.50%         3.28%          4.91%


                                  Average Annual Total Return - After           Average Annual Total Return - After Taxes on
                                         Taxes on Distributions                     Distributions & Sale of Fund Shares
                                -----------------------------------------     -------------------------------------------------
As a % of                           1 Year     5 Years       10 Years              1 Year        5 Years         10 Years
---------                           ------     -------       --------              ------        -------         --------
Net Asset Value                      5.42%       3.69%         4.80%                4.45%         3.84%            4.82%
Maximum Sales Charge                 0.70%       2.73%         4.31%                1.50%         3.03%            4.40%


                                                              1 Year          5 Years          10 Years
                                                              ------          -------          --------
Morningstar Muni National Long Fund Average+                   7.96             4.39             5.75
Lipper General Municipal Debt Funds Average+                   8.36             4.62             5.80

Class B Shares

                                                      Aggregate                              Average Annual
                                                    Total Return                       Total Return - Before Taxes
                                             ----------------------------      --------------------------------------------
                                                                Since                                            Since
As a % of                                        5 Years       9/13/932            1 Year        5 Years       9/13/932
------------------------                         -------       --------            ------        -------       --------
Net Asset Value                                   18.78%        42.66%              6.66%         3.50%          3.90%
With Contingent Deferred                                                            1.66%         3.16%          3.90%
Sales Charge and Redemption
at End of Period                                  16.86%        42.66%


                                  Average Annual Total Return - After           Average Annual Total Return - After Taxes on
                                         Taxes on Distributions                     Distributions & Sale of Fund Shares
                                -----------------------------------------     -------------------------------------------------
                                                               Since                                               Since
As a % of                            1 Year     5 Years      9/13/93(2)            1 Year        5 Years         9/13/93(2)
------------------------             ------     -------      --------              ------        -------         ----------
Net Asset Value                      5.09%       2.88%         3.39%                4.07%         3.02%            3.51%
With Contingent Deferred Sales       0.09%       2.53%         3.39%                1.00%         2.75%            3.51%
Charge and Redemption at End of
Period


                                                              1 Year          5 Years        Since 9/30/93
                                                              ------          -------        -------------
Morningstar Muni National Long Fund Average+                   7.96             4.39             4.90
Lipper General Municipal Debt Funds Average+                   8.36             4.62             4.97

(1) Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.

(2) Commencement of Fund operations or offering of the indicated class of shares.

+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

      The foregoing data represent past performance only and are not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                       YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 12/31/02*

       Yields:                         Class A         Class B
       -------                         -------         -------
       Massachusetts Fund               3.46%           2.97%
       Municipal Income Fund            4.07%           3.52%

Taxable equivalent yields:

                                               Tax Rate                          Taxable Equivalent Yield
                                     Class A              Class B              Class A              Class B
                                     -------              -------              -------              -------
Massachusetts Fund                  41.85%**             41.85%**               5.95%                5.11%
Municipal Income Fund               38.60%***            38.60%***              6.63%                5.73%

* Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on the highest combined federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

***   Based on the highest federal marginal tax rate for individuals.

DISTRIBUTION RATE OF RETURN

      Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.

                               DISTRIBUTION RATES
For Period Ended 12/31/02

                               As a % of                          1 month
               ------------------------------------------         --------
               Massachusetts Fund
               (Class A shares)
               Net Asset Value...........................          3.82%
               Maximum Offering Price....................          3.66%
               (Class B shares)
               Net Asset Value...........................          3.17%


               Municipal Income Fund
               (Class A shares)
               Net Asset Value...........................          4.39%
               Maximum Offering Price....................          4.19%
               (Class B shares)
               Net Asset Value...........................          3.65%

      The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principle value of any investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO] CDC NVEST FUNDS(SM)
       CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

CDC NVEST BOND INCOME FUND
CDC NVEST GOVERNMENT SECURITIES FUND
CDC NVEST HIGH INCOME FUND
CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND



CDC NVEST STRATEGIC INCOME FUND

Statement of Additional Information - PART I


May 1, 2003

      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2003 for Class A, Class B and Class C shares, or the Prospectus of the Funds dated May 1, 2003 for Class Y shares (the "Prospectus" or "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.


      Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other CDC Nvest Funds.


      CDC Nvest Bond Income Fund, CDC Nvest Government Securities Fund and CDC Nvest Strategic Income Fund are each a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of thirteen funds, and CDC Nvest High Income Fund and CDC Nvest Limited Term U.S. Government Fund are each a diversified fund and a series of CDC Nvest Funds Trust II, a registered open-end management investment company that offers a total of four funds. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."


      The Funds' financial statements and accompanying notes that appear in such Fund's annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.


                                Table of Contents
                                                                            Page
                                     Part I
Investment Restrictions                                                     ii
Fund Charges and Expenses                                                   viii
Ownership of Fund Shares                                                    xii
Investment Performance of the Fund                                          xvi


                                     Part II

Miscellaneous Investment Practices                                           3
Management of the Trusts                                                    27
Portfolio Transactions and Brokerage                                        51
Description of the Trusts and Ownership of Shares                           59
Portfolio Turnover                                                          63
How to Buy Shares                                                           63
Net Asset Value and Public Offering Price                                   64
Reduced Sales Charges                                                       65
Shareholder Services                                                        67
Redemptions                                                                 74
Standard Performance Measures                                               76

Income Dividends, Capital Gain Distributions and Tax Status                 81
Financial Statements                                                        85
Appendix A - Description of Bond Ratings                                    86
Appendix B - Media That May Contain Fund Information                        91
Appendix C - Advertising and Promotional Literature                         92

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of those restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


CDC Nvest Bond Income Fund
CDC Nvest Bond Income Fund (the "Bond Income Fund") will not:


*(1) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.


+(11) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).


(12) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").


      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

      In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest Government Securities Fund
CDC Nvest Government Securities Fund (the "Government Securities Fund") will not:


(1) Invest in any securities other than U.S. government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements.

*(2) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(6) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

(10) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.


      Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (4), (5) and (6) above, the Fund has no current intention of engaging in such investment techniques.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(9) above.

      In restriction (10), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest High Income Fund
CDC Nvest High Income Fund (the "High Income Fund") will not:


*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases.

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction.

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)  Make short sales of securities or maintain a short position.

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10) Underwrite the securities of other issuers.

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


+(15) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees).

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(15) above.

CDC Nvest Limited Term U.S. Government Fund
CDC Nvest Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund") will not:


*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees).


(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

      Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.

      In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.



CDC Nvest Strategic Income Fund
CDC Nvest Strategic Income Fund (the "Strategic Income Fund") will not:


*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry).

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well).

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities.

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).


*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

            Pursuant to separate advisory agreements, each dated October 30, 2000 (October 1, 2001 for Limited Term U.S. Government Fund and Government Securities Fund), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to its subadviser pursuant to any subadvisory agreements:


Fund                                            Advisory fee payable by Fund to CDC IXIS Advisers
                                                (includes nay subadvisory fees paid) (as a %
                                                of average daily net assets of the Fund)
-------------------------------------------     --------------------------------------------------------
Bond Income Fund                                0.500%         of the first $100 million
                                                0.375%         of amounts in excess of $100 million

Government Securities Fund                      0.550%         of the first $200 million
                                                0.525%         of the next $300 million
                                                0.500%         of amounts in excess of $500 million

High Income Fund                                0.700%         of the first $200 million
                                                0.650%         of amounts in excess of $200 million

Limited Term U.S. Government Fund               0.570%         of the first $200 million
                                                0.545%         of the next $300 million
                                                0.520%         of amounts in excess of $500 million

Strategic Income Fund                           0.650%         of the first $200 million
                                                0.600%         of amounts in excess of $200 million


SUBADVISORY FEES


         Each advisory agreement provides that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management responsibilities to Loomis Sayles & Company, L.P. ("Loomis Sayles"), as subadviser. For the services described in the subadvisory agreements Loomis Sayles receives subadvisory fees at the annual rates set forth in the following table:

                                                Date of Subadvisory       Subadvisory fee payable to subadviser
Fund                                            Agreement                 (as a % of average daily net assets of the Fund)
-------------------------------------------     ----------------------    ---------------------------------------------------
Bond Income Fund                                10/01/01                  0.2500%     of the first $100 million
                                                                          0.1875%     of amounts in excess of $100 million

Government Securities Fund                      10/01/01                  0.2750%     of the first $200 million
                                                                          0.2625%     of the next $300 million
                                                                          0.2500%     of amounts in excess of $500 million

High Income Fund and                            10/30/00                  0.350%      of the first $200 million
Strategic Income Fund                                                     0.300%      of amounts in excess of $200 million

Limited Term U.S. Government Fund               10/01/01                  0.2850%     of the first $200 million
                                                                          0.2725%     of the next $300 million
                                                                          0.2600%     of amounts in excess of $500 million

         For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers and the total paid to a subadviser of a Fund:


Bond Income Fund
                                     2000           2001           2002
                                     ----           ----           ----
Total Advisory Fee             $1,240,185     $1,323,375     $1,317,903
CDC IXIS Advisers
         Total Paid            $  620,092     $  661,687     $  658,951
Loomis Sayles*
         Total Paid                    --     $  340,262     $  658,952
Back Bay Advisors*
         Total Paid            $  620,093     $  321,426             --

Government Securities Fund
                                     2000           2001           2002
                                     ----           ----           ----
Total Advisory Fee**           $  564,715     $  553,031     $  502,700
CDC IXIS Advisers
         Total Paid            $  282,357     $  274,516     $  251,350
Loomis Sayles***
         Total Paid                    --     $  135,584     $  251,350
Back Bay Advisors***
         Total Paid            $  282,358     $  142,931             --

High Income Fund
                                     2000           2001           2002
                                     ----           ----           ----
Total Advisory Fee             $  905,934     $  639,246     $  407,408
CDC IXIS Advisers
         Total Paid            $  452,967     $  319,623     $  203,704
Loomis Sayles
         Total Paid            $  452,967     $  319,623     $  203,704

Limited Term U.S.
Government Fund
                                     2000           2001           2002
                                     ----           ----           ----
Total Advisory Fee**           $  984,627     $  872,975     $  774,861
CDC IXIS Advisers
         Total Paid            $  492,314     $  436,488     $  387,430
Loomis Sayles***
         Total Paid                    --     $  208,832     $  387,431
Back Bay Advisors***
         Total Paid            $  492,313     $  227,655             --

Strategic Income Fund
                                     2000           2001           2002
                                     ----           ----           ----
Total Advisory Fee             $1,821,471     $1,621,731     $1,404,810
CDC IXIS Advisers
         Total Paid            $  860,735     $  760,865     $  652,405
Loomis Sayles
         Total Paid            $  960,736     $  860,866     $  752,405

      * Prior to June 18, 2002, Back Bay Advisors, L.P. ("Back Bay Advisors") served as subadviser to the Fund, pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for the same subadvisory fees as are currently payable by the Fund to Loomis Sayles.


      ** Prior to October 1, 2001, CDC IXIS Advisers served as adviser to the Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million of the Fund's average daily net assets and 0.60% of such assets in excess of $500 million.


      *** Prior to June 1, 2001, Back Bay Advisors served as subadviser to the Fund pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for a subadvisory fee at the annual rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million of the Fund's average daily net assets and 0.300% of such assets in excess of $500 million. For the period June 1, 2001 to September 30, 2001 Loomis Sayles served as subadviser to the Fund under an interim subadvisory agreement providing for the same fee payable to Back Bay Advisors.


BROKERAGE COMMISSIONS

      Set forth below are the amounts each Fund paid in brokerage commissions during the last three calendar years. For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see "Portfolio Transactions and Brokerage" in Part II of this Statement.


      None of the Funds paid any brokerage commissions in 2000, 2001 or 2002.

Regular Broker-Dealers

      The table below contains the aggregate value of securities of each Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending December 31, 2002.


------------------------------------------------------------------------------------------------
Fund                           Regular Broker-Dealer                  Aggregate Value of
                                                                      Securities of each Regular
                                                                      Broker or Dealer (or its
                                                                      parent) held by Fund
------------------------------------------------------------------------------------------------
Bond Income                    Chase Securities, Inc.                 $3,012,637
------------------------------------------------------------------------------------------------
                               State Street Bank & Trust Company      $2,450,239
------------------------------------------------------------------------------------------------
                               Goldman Sachs & Co.                    $930,118
------------------------------------------------------------------------------------------------
Limited Term U.S. Government   Goldman Sachs & Co.                    $212,693
------------------------------------------------------------------------------------------------
Government Securities          Goldman Sachs & Co.                    $796,509
------------------------------------------------------------------------------------------------
High Income                    Goldman Sachs & Co.                    $223,928
------------------------------------------------------------------------------------------------

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES


      As explained in Part II of this Statement, the Class A, Class B and (except in the case of the Government Securities Fund, which does not offer Class C shares), Class C shares of each Fund pay the Distributor a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds during the fiscal years ended December 31, 2000, 2001 and 2002:

Fund                                                            2000            2001            2002
----                                                            ----            ----            ----
Bond Income Fund                          (Class A)         $453,608        $440,761        $397,181
                                          (Class B)         $916,336      $1,152,707      $1,314,367
                                          (Class C)         $135,121        $122,914        $103,081

Government Securities Fund                (Class A)         $187,097        $178,196        $177,887
                                          (Class B)          $88,844        $119,911        $142,039

High Income Fund                          (Class A)         $153,426        $106,262         $67,018
                                          (Class B)         $607,186        $439,819        $282,083
                                          (Class C)          $73,309         $48,339         $31,502

Limited Term U.S. Government Fund         (Class A)         $450,933        $404,102        $373,753
                                          (Class B)         $121,510        $127,255        $144,101
                                          (Class C)          $71,993         $70,969         $68,615

Strategic Income Fund                     (Class A)         $307,109        $266,260        $226,621
                                          (Class B)       $1,246,660      $1,125,961        $984,230
                                          (Class C)         $392,600        $341,235        $277,462

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

Bond Income Fund
(Class A shares)
Compensation to Investment Dealers                                          $413,533
Compensation to Distributor's Sales Personnel and Other Related Costs       $697,085
                                                  TOTAL                   $1,110,617

(Class B shares)
Compensation to Investment Dealers                                        $1,590,770
Compensation to Distributor's Sales Personnel and Other Related Costs     $1,847,686
                                                  TOTAL                   $3,438,456

(Class C shares)
Compensation to Investment Dealers                                           $95,755
Compensation to Distributor's Sales Personnel and Other Related Costs        $45,351
                                                  TOTAL                     $141,105

Government Securities Fund
(Class A shares)
Compensation to Investment Dealers                                          $177,866
Compensation to Distributor's Sales Personnel and Other Related Costs       $178,901
                                                  TOTAL                     $356,768

(Class B shares)
Compensation to Investment Dealers                                          $137,558
Compensation to Distributor's Sales Personnel and Other Related Costs        $55,452
                                                  TOTAL                     $193,009

High Income Fund
(Class A shares)
Compensation to Investment Dealers                                           $66,657
Compensation to Distributor's Sales Personnel and Other Related Costs       $143,431
                                                  TOTAL                     $210,088

(Class B shares)
Compensation to Investment Dealers                                          $276,276
Compensation to Distributor's Sales Personnel and Other Related Costs        $29,360
                                                  TOTAL                     $305,636

(Class C shares)
Compensation to Investment Dealers                                           $27,623
Compensation to Distributor's Sales Personnel and Other Related Costs         $6,410
                                                  TOTAL                      $34,034

Limited Term U.S. Government Fund
(Class A shares)
Compensation to Investment Dealers                                          $266,769

Compensation to Distributor's Sales Personnel and Other Related Costs       $359,402
                                                  TOTAL                     $626,170

(Class B shares)
Compensation to Investment Dealers                                          $138,580
Compensation to Distributor's Sales Personnel and Other Related Costs        $69,311
                                                  TOTAL                     $207,891

(Class C shares)
Compensation to Investment Dealers                                          $107,568
Compensation to Distributor's Sales Personnel and Other Related Costs       $215,175
                                                  TOTAL                     $322,743

Strategic Income Fund
(Class A shares)
Compensation to Investment Dealers                                          $226,435
Compensation to Distributor's Sales Personnel and Other Related Costs       $214,412
                                                  TOTAL                     $440,847

(Class B shares)
Compensation to Investment Dealers                                          $966,975
Compensation to Distributor's Sales Personnel and Other Related Costs       $161,140
                                                  TOTAL                   $1,128,114

(Class C shares)
Compensation to Investment Dealers                                          $265,038
Compensation to Distributor's Sales Personnel and Other Related Costs        $89,711
                                                  TOTAL                     $354,749


--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


         As of April 3, 2003, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes set forth below.

Fund                                Shareholder and Address                                 Ownership Percentage
----                                -----------------------                                 --------------------

Bond Income Fund**
------------------
    Class A                         MLPF&S for the Sole Benefit of ItsCustomers*                    5.40%

                                    Attn Fund Administration ML#98484
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class B                         MLPF&S for the Sole Benefit of Its Customers*                  49.94%
                                    Attn Fund Administration ML#97CJ10
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                  18.65%
                                    Attn Fund Administration ML#97UD1
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         MetLife Insurance Company*                                     39.37%
                                    Attn Adrienne Lavis
                                    2 Montgomery St 3rd FL
                                    Jersey City, NJ 07302-3899

                                    Charles Schwab & Co Inc*                                       17.12%
                                    Special Cusotdy Account for Bnft Cust
                                    Attn Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    Metropolitan Life Insurance Co*                                12.35%
                                    C/O GADC_Gerald Hart-Agency
                                    Operations NELICO
                                    501 Boylston St 10th FL
                                    Boston, MA 02116-3769

                                    MLPF&S for the Sole Benefit of Its Customers                   11.67%
                                    Attn Fund Administration ML#97PN8
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

                                    New England Life Insurance Co                                  10.91%
                                    C/O Andrew Kaniuk
                                    Met Life The Crestent Floor 6
                                    501 Route 22
                                    Bridgewater, NJ 08807-2441

                                    Chase Manhattan Bank DirectedTrustee                            7.24%
                                    Metlife Defined Contribution Group*
                                    4 New York Plz Fl 2
                                    New York, NY 10004-2413

Government Securities Fund

    Class B                         MLPF&S for the Sole Benefit of Its Customers                    5.36%
                                    Attn Fund Administration ML#97CH8
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         New England Mutual Life Ins Co*                                99.87%
                                    Separate Investment Accounting
                                    Attn Larry Hoisington
                                    501 Boylston Street - 6th FL
                                    Boston, MA 02116-3769

High Income Fund

    Class B                         MLPF&S for the Sole Benefit of Its Customers*                   7.91%
                                    Attn Fund Administration ML#97CJ3
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                   9.74%
                                    Attn Fund Administration ML#97UA1
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

                                    Samuel B. Foard, Jr. Trustee                                    5.16%
                                    Parker J. Beshore Trust
                                    4425 Fawn Grove Rd
                                    Street, MD 21154-1009

Limited Term U.S.
Government Fund

    Class B                         MLPF&S for the Sole Benefit of Its Customers*                  11.86%
                                    Attn Fund Administration ML#97CH9
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         The Bank of New York as Fund's Custodian for the                6.83%
                                    City of Forsyth Georgia*
                                    100 Ashford Center N Ste 520
                                    Atlanta, GA 30338-4865

    Class Y                         New England Mutual Life Ins Co*                                65.55%
                                    Separate Investment Accounting
                                    Attn Larry Hoisington
                                    501 Boylston Street - 6th FL
                                    Boston, MA 02116-3769

                                    Charles Schwab & Co Inc                                        27.48%
                                    Special Cusotdy Account for Bnft Cust*
                                    Attn Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

Strategic Income Fund

    Class B                         MLPF&S for the Sole Benefit of Its Customers*                   5.18%
                                    Attn Fund Administration ML#97GM8
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class C                         MLPF&S for the Sole Benefit of Its Customers*                   9.62%
                                    Attn Fund Administration ML#97UB1
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         Metlife Insurance Company*                                     97.79%
                                    Attn Adrienne Lavis
                                    Mellon Bank
                                    Attn: Queen Roberts
                                    1 Mellon Bank Center
                                    Pittsburgh, PA 15259-0001

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

**As of April 3, 2003, Merrill Lynch Pierce Fenner &Smith Inc. ("MFPF&S") for the Sole Benefit of its Customers, Attn Fund Administration ML#98484, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 27.06% of the Select Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------


          PERFORMANCE RESULTS - PERCENT CHANGE AND COMPARATIVE AVERAGES
                         For the Periods Ended 12/31/02*

BOND INCOME FUND
Class A shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
As a % of                                    5 Years       10 Years                1 Year         5 Years       10 Years
-----------------------                      -------       --------                ------         -------       --------
Net Asset Value                              27.49%         91.71%                   2.84%          4.98%          6.72%
Maximum Sales Charge                         21.79%         83.09%                  -1.82%          4.02%          6.23%


                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
As a % of                       1 Year       5 Years       10 Years                1 Year         5 Years       10 Years
-----------------------         ------       -------       --------                ------         -------       --------
Net Asset Value                  0.68%        2.27%         3.79%                   1.70%           2.63%          3.92%
Maximum Sales Charge            -3.88%        1.34%         3.31%                  -1.16%           1.86%          3.51%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Intermediate
Bond Fund Average+               7.88%        6.20%         6.69%
Lipper Intermediate
Investment Grade Debt
Average+                         8.14%        6.36%         7.97%

Class B shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                                    5 Years      9/13/93**                 1 Year         5 Years       9/13/93**
---------------------                        -------      ---------                 ------         -------       ---------
Net Asset Value                              22.88%         59.04%                   2.12%          4.21%          5.12%
CDSC and Redemption at End
of Period                                    21.06%         59.04%                  -2.75%          3.90%          5.12%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                  Since
As a % of                       1 Year       5 Years      9/13/93**                 1 Year         5 Years       9/13/93**
------------------              ------       -------      ---------                 ------         -------       ---------
Net Asset Value                  0.25%        1.82%         2.50%                    1.26%           2.18%          2.76%
CDSC and Redemption at End
of Period                       -4.62%        1.48%         2.50%                   -1.72%           1.91%          2.76%

                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Intermediate
Bond Fund Average+               7.88%        6.20%         6.09%
Lipper Intermediate
Investment Grade Debt
Average+                         8.14%        6.36%         6.11%

Class C shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                                    5 Years      12/30/94**                1 Year         5 Years      12/30/94**
--------------------                         -------      ----------                ------         -------      ----------
Net Asset Value                              22.86%         66.29%                  2.12%           4.20%          6.56%
Maximum Sales Charge and
Redemption at End of
Period***                                    21.58%         64.63%                  0.11%           3.99%          6.43%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since
As a % of                       1 Year       5 Years      12/30/94**                1 Year         5 Years       10 Years
-----------------               ------       -------      ----------                ------         -------       --------
Net Asset Value                  0.24%        1.82%         4.12%                   1.26%           2.17%          4.09%
Maximum Sales Charge  and
Redemption at End of
Period***                       -1.75%        1.61%         3.99%                   0.03%           2.00%          3.98%

                                1 Year       5 Years    Since 12/31/94
                                ------       -------    --------------
Morningstar Intermediate
Bond Fund Average+               7.88%        6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average+                         8.14%        6.36%         7.53%

Class Y shares

                                       Aggregate Total Return                            Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                               Since
As a % of                                    5 Years       12/30/94**              1 Year         5 Years      12/30/94**
------------------                           -------       ----------              ------         -------      ----------
Net Asset Value                              29.90%         82.66%                  3.45%           5.37%          7.82%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                 Since
As a % of                       1 Year       5 Years     12/30/94**                1 Year         5 Years      12/30/94**
--------------------            ------       -------     ----------                ------         -------      ----------
Net Asset Value                  1.08%        2.53%         4.88%                   2.06%           2.87%          4.85%

                                1 Year       5 Years    Since 12/31/94
                                ------       -------    --------------
Morningstar Intermediate
Bond Fund Average+               7.88%        6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average+                         8.14%        6.36%         7.53%



                                     xviii

GOVERNMENT SECURITIES FUND
Class A shares

                                       Aggregate Total Return                            Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years       10 Years
----------------------                       -------       --------                 ------         -------       --------
Net Asset Value                              36.98%         88.40%                  13.35%          6.50%          6.54%
Maximum Sales Charge                         30.87%         79.96%                  8.22%           5.53%          6.05%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years       10 Years
----------------------          ------       -------       --------                 ------         -------       --------
Net Asset Value                 11.42%        4.28%         4.05%                   8.12%           4.07%          3.96%
Maximum Sales Charge             6.38%        3.33%         3.58%                   4.98%           3.28%          3.55%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Long Government
Fund Average+                   13.15%        6.92%         7.72%
Lipper General Government
Funds Average+                   9.88%        6.55%         6.54%

Class B shares

                                       Aggregate Total Return                             Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                  Since
As a % of                                    5 Years      9/23/93**                 1 Year         5 Years       9/23/93**
---------------------                        -------      ---------                 ------         -------       ---------
Net Asset Value                              31.98%         59.94%                  12.62%          5.71%          5.20%
CDSC and Redemption at End
of Period                                    29.98%         59.94%                  7.62%           5.38%          5.20%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year       5 Years      9/23/93**                 1 Year         5 Years       9/23/93**
---------                       ------       -------      ---------                 ------         -------       ---------
Net Asset Value                 11.01%        3.81%         3.07%                   7.69%           3.60%          3.05%
CDSC and Redemption at End
of Period                        6.01%        3.46%         3.07%                   4.62%           3.32%          3.05%

                                1 Year       5 Years    Since 9/30/93
                                ------       -------    -------------
Morningstar Long Government
Fund Average+                   13.15%        6.92%         6.58%
Lipper General Government
Funds Average+                   9.88%        6.55%         5.95%

Class Y shares


                                       Aggregate Total Return                             Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                                 Since
As a % of                                    5 Years       3/31/94**                1 Year         5 Years       3/31/94**
---------                                    -------       ---------                ------         -------       ---------
Net Asset Value                              39.23%         83.45%                  13.70%          6.84%          7.18%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                                 Since
As a % of                       1 Year       5 Years       3/31/94**                1 Year         5 Years       3/31/94**
---------------------           ------       -------       ---------                ------         -------       ---------
Net Asset Value                 11.64%        4.50%         4.66%                   8.33%           4.28%          4.47%

                                1 Year       5 Years    Since 3/31/94
                                ------       -------    -------------
Morningstar Long Government
Fund Average+                   13.15%        6.92%         7.57%
Lipper General Government
Funds Average+                   9.88%        6.55%         6.75%

HIGH INCOME FUND
Class A shares

                                       Aggregate Total Return                             Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years       10 Years
----------------------                       -------       --------                 ------         -------       --------
Net Asset Value                              -30.15%        16.67%                  -8.86%         -6.93%          1.55%
Maximum Sales Charge                         -33.30%        11.38%                 -12.91%         -7.78%          1.08%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years       10 Years
--------------------            ------       -------       --------                 ------         -------       --------
Net Asset Value                 -11.92%      -10.66%        -2.31%                  -5.41%         -6.67%         -0.29%
Maximum Sales Charge            -15.84%      -11.48%        -2.76%                  -7.90%         -7.29%         -0.66%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar High Yield Bond
Fund Average+                   -1.89%       -1.47%         4.63%
Lipper High Current Yield
Funds Average+                  -1.76%       -1.41%         4.60%

Class B shares

                                       Aggregate Total Return                             Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                                 Since
As a % of                                    5 Years       9/20/93**               1 Year         5 Years        9/20/93**
------------------------                     -------       ---------               ------         -------        ---------
Net Asset Value                              -32.66%        -2.12%                  -9.70%         -7.60%         -0.23%
CDSC and Redemption at End
of Period                                    -33.49%        -2.12%                 -13.86%         -7.83%         -0.23%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                                 Since
As a % of                       1 Year       5 Years       9/20/93**                1 Year         5 Years       9/20/93**
------------------------        ------       -------       ---------                ------         -------       ---------
Net Asset Value                 -12.49%      -11.05%        -3.77%                  -5.92%         -7.05%         -1.51%
CDSC and Redemption at End
of Period                       -16.65%      -11.31%        -3.77%                  -8.47%         -7.23%         -1.51%

                                1 Year       5 Years    Since 9/30/93
                                ------       -------    -------------
Morningstar High Yield Bond
Fund Average+                   -1.89%       -1.47%         3.37%
Lipper High Current Yield
Funds Average+                  -1.76%       -1.41%         3.26%

Class C shares

                                       Aggregate Total Return                             Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                 Since
As a % of                                                 3/2/98**                  1 Year                      3/2/98**
------------------------                                  --------                  ------                      --------
Net Asset Value                                            -33.69%                  -9.53%                        -8.15%
Maximum Sales Charge and
Redemption at End of
Period***                                                  -34.35%                 -11.26%                        -8.34%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         --------------------------------------------
                                                            Since                                                 Since
As a % of                       1 Year                     3/2/98**                 1 Year                       3/2/98**
------------------------        ------                     --------                 ------                       --------
Net Asset Value                 -12.32%                    -11.60%                  -5.81%                        -7.47%
Maximum Sales Charge and
Redemption at End of
Period***                       -14.02%                    -11.78%                  -6.88%                        -7.60%

                                1 Year                  Since 3/31/98
                                ------                  -------------
Morningstar High Yield Bond
Fund Average+                   -1.89%                      -2.19%
Lipper High Current Yield
Funds Average+                  -1.76%                      -2.22%

LIMITED TERM U.S. GOVERNMENT FUND
Class A shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
As a % of                                    5 Years       10 Years                 1 Year         5 Years       10 Years
------------------------                     -------       --------                 ------         -------       --------
Net Asset Value                              32.43%         71.04%                  8.18%           5.78%          5.51%
Maximum Sales Charge                         28.46%         65.88%                  4.94%           5.14%          5.19%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
As a % of                       1 Year       5 Years       10 Years                 1 Year         5 Years       10 Years
---------                       ------       -------       --------                 ------         -------       --------
Net Asset Value                  6.25%        3.53%         3.03%                   4.98%           3.48%          3.13%
Maximum Sales Charge             3.08%        2.90%         2.72%                   2.99%           2.96%          2.86%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Short
Government Fund Average+         6.61%        5.92%         5.64%
Lipper Short Intermediate
U.S. Government Funds
Average+                         7.84%        6.31%         6.12%

Class B shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                   Since
As a % of                                    5 Years      9/27/93**                 1 Year         5 Years        9/27/93**
------------------------                     -------      ---------                 ------         -------        ---------
Net Asset Value                              28.27%         50.36%                  7.49%           5.11%          4.50%
CDSC and Redemption at End
of Period                                    26.67%         50.36%                  2.49%           4.78%          4.50%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                  Since
As a % of                       1 Year       5 Years      9/27/93**                 1 Year         5 Years        9/27/93**
------------------------        ------       -------      ---------                 ------         -------        ---------
Net Asset Value                  5.84%        3.13%         2.33%                   4.57%           3.08%          2.47%
CDSC and Redemption at End
of Period                        0.84%        2.78%         2.33%                   1.50%           2.80%          2.47%

                                1 Year       5 Years    Since 9/30/93
                                ------       -------    -------------
Morningstar Short
Government Fund Average+         6.61%        5.92%         5.43%
Lipper Short Intermediate
U.S. Government Funds
Average+                         7.84%        6.31%         5.77%

Class C shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                             Since                                                 Since
As a % of                                    5 Years       12/30/94**              1 Year         5 Years        12/30/94**
------------------------                     -------       ----------              ------         -------        ----------
Net Asset Value                              28.22%         54.73%                  7.48%           5.10%          5.61%
Maximum Sales Charge and
Redemption at End of
Period***                                    26.92%         53.12%                  5.45%           4.88%          5.47%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                       1 Year       5 Years      12/30/94**               1 Year         5 Years       12/30/94**
------------------------        ------       -------      ----------               ------         -------       ----------
Net Asset Value                  5.83%        3.13%         3.47%                   4.56%           3.08%          3.41%
Maximum Sales Charge and
Redemption at End of
Period***                        3.82%        2.91%         3.33%                   3.31%           2.90%          3.30%

                                1 Year       5 Years    Since 12/31/94
                                ------       -------    --------------
Morningstar Short
Government Fund Average+         6.61%        5.92%         6.36%
Lipper Short Intermediate
U.S. Government Funds
Average+                         7.84%        6.31%         6.86%

Class Y shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                                    5 Years      3/31/94**                1 Year         5 Years       3/31/94**
------------------------                     -------      ---------                ------         -------       ---------

Net Asset Value                              35.31%         69.07%                  8.62%           6.23%          6.18%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                       1 Year       5 Years      3/31/94**                1 Year         5 Years       3/31/94**
------------------------        ------       -------      ---------                ------         -------       ---------
Net Asset Value                  6.51%        3.82%         3.57%                   5.24%           3.76%          3.61%

                                1 Year       5 Years    Since 3/31/94
                                ------       -------    -------------
Morningstar Short
Government Fund Average+         6.61%        5.92%         5.86%
Lipper Short Intermediate
U.S. Government Funds
Average+                         7.84%        6.31%         6.24%

STRATEGIC INCOME FUND
Class A shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                  Since
As a % of                                   5 Years       5/1/95**                  1 Year         5 Years       5/1/95**
------------------------                    -------       --------                  ------         -------       --------
Net Asset Value                              27.95%        76.79%                   15.47%          5.05%          7.71%
Maximum Sales Charge                         22.21%        68.83%                   10.23%          4.09%          7.07%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                          Since                                                    Since
As a % of                       1 Year       5 Years     5/1/95**                  1 Year          5 Years        5/1/95**
------------------------        ------       -------     --------                  ------          -------        --------
Net Asset Value                 12.73%        1.47%         3.99%                   9.36%           2.26%          4.36%
Maximum Sales Charge             7.61%        0.54%         3.37%                   6.15%           1.49%          3.83%

                                1 Year       5 Years    Since 5/31/95
                                ------       -------    -------------
Morningstar Multi-Sector
Bond Fund Average+               6.25%        3.15%         5.58%
Lipper Multi-Sector Income
Funds Average+                   6.59%        2.84%         5.53%



                                     xxiii

Class B shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                 Since
As a % of                                    5 Years      5/1/95**                 1 Year         5 Years       5/1/95**
------------------------                     -------      --------                 ------         -------       --------
Net Asset Value                              23.29%         66.80%                  14.64%          4.28%          6.90%
CDSC and Redemption at End
of Period                                    21.70%         66.80%                   9.64%          4.01%          6.90%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                            Since                                                 Since
As a % of                       1 Year       5 Years       5/1/95**                 1 Year         5 Years       5/1/95**
------------------------        ------       -------       --------                 ------         -------       --------
Net Asset Value                 12.20%        1.00%         3.51%                   8.87%           1.81%          3.89%
CDSC and Redemption at End
of Period                        7.20%        0.69%         3.51%                   5.80%           1.57%          3.89%

                                1 Year       5 Years    Since 5/31/95
                                ------       -------    -------------
Morningstar Multi-Sector
Bond Fund Average+               6.25%        3.15%         5.58%
Lipper Multi-Sector Income
Funds Average+                   6.59%        2.84%         5.53%

Class C shares

                                       Aggregate Total Return                           Average Annual Total Return
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                  Since
As a % of                                    5 Years      5/1/95**                  1 Year         5 Years       5/1/95**
------------------------                     -------      --------                  ------         -------       --------
Net Asset Value                              23.30%         66.42%                  14.65%          4.28%          6.87%
Maximum Sales Charge and
Redemption at End of
Period***                                    22.02%         64.71%                  12.51%          4.06%          6.72%


                                Average Annual Total Return - After              Average Annual Total Return - After Taxes
                                       Taxes on Distributions                    on Distributions and Sales of Fund Shares
                              -----------------------------------------         ---------------------------------------------
                                                           Since                                                  Since
As a % of                       1 Year       5 Years      5/1/95**                  1 Year         5 Years       5/1/95**
------------------------        ------       -------      --------                  ------         -------       --------
Net Asset Value                 12.20%        1.00%         3.48%                   8.88%           1.81%          3.87%
Maximum Sales Charge and
Redemption at End of
Period***                       10.09%        0.79%         3.34%                   7.57%           1.64%          3.75%

                                1 Year       5 Years    Since 5/31/95
                                ------       -------    -------------
Morningstar Multi-Sector
Bond Fund Average+               6.25%        3.15%         5.58%
Lipper Multi-Sector Income
Funds Average+                   6.59%        2.84%         5.53%

Class Y shares

                                       Aggregate Total Return                            Average Annual Total Return
                              -----------------------------------------          --------------------------------------------
                                                            Since                                                  Since
As a % of                                                  12/1/99**                1 Year                       12/1/99**
------------------------                                   ---------                ------                       ---------
Net Asset Value                                             20.56%                  15.85%                         6.25%


                                Average Annual Total Return - After               Average Annual Total Return - After Taxes
                                       Taxes on Distributions                     on Distributions and Sales of Fund Shares
                              -----------------------------------------          --------------------------------------------
                                                           Since                                                  Since
As a % of                        1 Year                   12/1/99**                 1 Year                      12/1/99**
------------------------         ------                   ---------                 ------                      ---------
Net Asset Value                  12.95%                      2.93%                   9.58%                         3.29%

                                                            Since
                                 1 Year                    12/31/99
                                 ------                    --------
Morningstar Multi-Sector
Bond Fund Average+               6.25%                       4.06%
Lipper Multi-Sector Income
Funds Average+                   6.59%                       3.51%


* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Funds is $2,500.

** Commencement of Fund operations or offering of the indicated class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.




+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

                          YIELD FOR THE 30-DAY PERIOD
                                ENDED 12/31/02*

                  Fund                          Class A            Class B          Class C         Class Y
-------------------------------------           -------            -------          -------         -------
Bond Income Fund                                 4.84%              4.32%            4.28%           5.65%
Government Securities Fund                       3.52%              2.98%              --            3.45%
High Income Fund                                 8.39%              8.02%            7.94%             --
Limited Term U.S. Government Fund                2.54%              1.95%            2.02%           2.78%
Strategic Income Fund                            6.83%              6.40%            6.35%           7.57%

* Yields for the Classes A and C shares of the Funds are based on the public offering price of Classes A and C shares of the Funds and yields for the Classes B and Y shares are based on the net asset value of a share of the Funds.

      Distribution Rate. The Bond Income, Government Securities, High Income, Limited Term U.S. Government and Strategic IncomeFunds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains, if any, for a recent 30-day, three-month or one-year period.


      Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.

                               DISTRIBUTION RATES
                           FOR PERIODS ENDING 12/31/02


                  As a % of                                         1 month
---------------------------------------------                       -------
Bond Income Fund
(Class A shares)
Net Asset Value ........................        4.57%
Maximum Offering Price .................        4.36%

(Class B shares)
Net Asset Value ........................        3.90%

(Class C shares)
Net Asset Value ........................        3.90%
Maximum Offering Price .................        3.86%

(Class Y shares)
Net Asset Value ........................        5.09%

Government Securities Fund
(Class A shares)
Net Asset Value ........................        4.67%
Maximum Offering Price .................        4.46%

(Class B shares)
Net Asset Value ........................        3.93%

(Class Y shares)
Net Asset Value ........................        4.35%

High Income Fund
(Class A shares)
Net Asset Value ........................        8.19%
Maximum Offering Price .................        7.83%

(Class B shares)
Net Asset Value ........................        7.75%

(Class C shares)
Net Asset Value ........................        7.54%
Maximum Offering Price .................        7.47%

Limited Term U.S. Government Fund
(Class A shares)
Net Asset Value ........................        4.52%
Maximum Offering Price .................        4.39%

(Class B shares)
Net Asset Value ........................        3.87%

(Class C shares)
Net Asset Value ........................        3.87%
Maximum Offering Price .................        3.84%

(Class Y shares)
Net Asset Value ........................        4.65%

Strategic Income Fund
(Class A shares)
Net Asset Value ........................        5.50%
Maximum Offering Price .................        5.25%

(Class B shares)
Net Asset Value ........................        4.94%

(Class C shares)
Net Asset Value ........................        4.94%
Maximum Offering Price .................        4.89%

(Class Y shares)
Net Asset Value ........................        5.81%


      The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.


                                     xxvii

[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors

---------------------------------------------------------------------------

CDC NVEST STAR ADVISERS FUND
CDC NVEST STAR GROWTH FUND
CDC NVEST STAR SMALL CAP FUND
CDC NVEST STAR VALUE FUND
CDC NVEST STAR WORLDWIDE FUND


Statement of Additional Information -- PART I
May 1, 2003


      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 2003 for Classes A, B and C shares or the Prospectus dated May 1, 2003 for Class Y shares (the "Prospectus" or "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.


      Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other CDC Nvest Funds. Each of the Funds is a diversified fund and a series of CDC Nvest Funds Trust I (the "Trust"), a registered open-end management investment company that offers a total of thirteen funds.


      The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and is available upon request and without charge, by calling 800-225-5478.


                                Table of Contents

                                     Part I                           Page

Investment Restrictions                                                ii
Fund Charges and Expenses                                              xi
Ownership of Fund Shares                                              xxiv
Investment Performance of the Funds                                   xxvii

                                     Part II

Miscellaneous Investment Practices                                      3
Management of the Trusts                                               37
Portfolio Transactions and Brokerage                                   51
Description of the Trusts and Ownership of Shares                      59
Portfolio Turnover                                                     63
How to Buy Shares                                                      63
Net Asset Value and Public Offering Price                              64
Reduced Sales Charges - Class A Shares Only                            65
Shareholder Services                                                   67
Redemptions                                                            74
Standard Performance Measures                                          76
Income Dividends, Capital Gain Distributions and Tax Status            81
Financial Statements                                                   85
Appendix A - Description of Bond Ratings                               86
Appendix B - Media That May Contain Fund Information                   91
Appendix C - Advertising and Promotional Literature                    92

                             INVESTMENT RESTRICTIONS

      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC Nvest Star Advisers Fund

CDC Nvest Star Advisers Fund (the "Star Advisers Fund") may not:

*(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

 (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except when, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

 (4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

 (6) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

 (10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

 (11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (3) or (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

CDC Nvest Star Growth Fund

CDC Nvest Star Growth Fund (the "Star Growth Fund") may not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of the Fund's total assets (based on current value) would then be invested in securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities (as defined in the 1940 Act);

*(2) Purchase any security (other than government securities) if, as a result, more than 25% of its total assets (taken at current value) would be invested in any one industry;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute senior securities under the 1940 Act;

*(4) Borrow money, except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

*(9) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign currency exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities; or

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

      Restrictions (3) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest Star Small Cap Fund

CDC Nvest Star Small Cap Fund (the "Star Small Cap Fund") may not:

 (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

 (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); (for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

 (4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

 (6) Pledge more than 33 1/3% of its total assets (taken at cost); (for the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts, short sales and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

 (10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

+(11) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees);

*(12) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments); or

 (13) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that have a market capitalization within the capitalization range of the Russell 2000 Index. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

      In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CDC Nvest Star Value Fund

CDC Nvest Star Value Fund (the "Star Value Fund") may not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

*(4) Borrow money except for temporary or emergency purposes, provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

 (10) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

 (11) Write options or warrants; or

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees.)


      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.


      Restrictions (3) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest Star Worldwide Fund

CDC Nvest Star Worldwide Fund (the "Star Worldwide Fund") may not:

 (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

 (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

 (4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

 (6) Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

 (10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

 (11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments, (b) enter into currency forward contracts and (c) invest in structured notes;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments).

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

                            FUND CHARGES AND EXPENSES

ADVISORY FEES

      Pursuant to separate advisory agreements, each dated October 30, 2000 (dated November 19, 2001 for Star Growth Fund), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to its subadvisers pursuant to any subadvisory agreements:

                                              Advisory Fee payable by Fund to CDC IXIS Advisers
                  Fund                        (as a % of average daily net assets of the Fund)
         -----------------------           ------------------------------------------------------
         Star Advisers Fund                  1.05%   of the first $1 billion
                                             1.00%   of next $1 billion
                                             0.95%   of amounts in excess of $2 billion

         Star Growth Fund                    1.00%*

         Star Small Cap Fund                 1.05%

         Star Value Fund                     0.75%   of the first $200 million
                                             0.70%   of the next $300 million
                                             0.65%   of amounts in excess of $500 million

         Star Worldwide Fund                 1.05%


      *Through April 30, 2004, CDC IXIS Advisers has agreed to waive a portion of its fee on the Star Growth Fund to limit the effective management fee to 0.90% of the Fund's average daily net assets. CDC IXIS Advisers has also given a binding undertaking to the Star Growth Fund to reduce the Fund's fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, to an annual rate of 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets of Classes A, B, C and Y shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.


SUBADVISORY FEES

      Each advisory agreement provides that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. As explained in the Prospectus, the Star Advisers, Star Growth, Star Small Cap, Star Value and Star Worldwide Funds' portfolios are each divided into four segments. The portfolio management of each Fund's segment has been delegated to a subadviser as described below.

Star Advisers Fund

      Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management investment responsibilities to the Star Advisers Fund among three subadvisers. The subadvisers of the Star Advisers Fund are Harris Associates L.P. ("Harris Associates"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") (which manages two of the four segments) and Fund Asset Management, L.P. doing business as Mercury Advisors ("Mercury"). For the services described in the subadvisory agreements, the respective subadvisers receive subadvisory fees at the annual rates set forth in the following table:

                                       Date of Subadvisory       Subadvisory fee payable to subadviser
         Subadviser                         Agreement            (as a % of average daily net assets of the Segment)
------------------------------        -----------------------    ----------------------------------------------------
      Harris Associates                10/30/00 as amended        0.650%  of the first $50 million
                                            06/01/01(1)           0.600%  of the next $50 million
                                                                  0.550%  of  the next $400 million
                                                                  0.500%  of amounts in excess of $500 million

       Loomis Sayles -                 05/18/01 as amended        0.550%  of the first $50 million
   Mid Cap Growth Segment                   06/01/01(1)           0.500%  of the next $450 million
                                                                  0.475%  of amounts in excess of $500 million

       Loomis Sayles -                 10/30/00 as amended        0.550%  of the first $50 million
   Small Cap Value Segment                  06/01/01(1)           0.500%  of the next $250 million
                                                                  0.475%  of the next $250 million
                                                                  0.450%  of amounts in excess of $550 million

           Mercury                           09/01/01             0.550%  of the first $300 million
                                                                  0.500%  of amounts in excess of $300 million


(1) The subadvisory agreements with Harris Associates, Loomis Sayles for the Mid Cap Growth Segment and Loomis Sayles for the Small Cap Value Segment were amended on June 1, 2001. The purpose of these amendments was to add additional break points to the subadvisory fee structures. The additional break point added for the Harris Associates segment was 0.50% of amounts in excess of $500 million, for the Loomis Sayles Mid Cap Growth Segment was 0.475% of amounts in excess of $500 million and for the Loomis Sayles Small Cap Value Segment was 0.450% of amounts in excess of $550 million.


Star Growth Fund

      Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management investment responsibilities to the Star Growth Fund among four subadvisers. The subadvisers of the Star Growth Fund are Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson"), RS Investment Management, L.P. ("RS Investments"), Westpeak Global Advisors, L.P. ("Westpeak") and Morgan Stanley Investment Management Inc. doing business as Miller Anderson ("Miller Anderson"), each of which manages one of the four segments. For the services described in the subadvisory agreements, the subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                               Date of
                                             Subadvisory                  Subadvisory fee payable to subadviser
          Subadviser                          Agreement             (as a % of average daily net assets of the segment)
--------------------------------        ---------------------     ------------------------------------------------------
        Vaughan Nelson                        11/19/01             0.60%

        RS Investments                        11/19/01             0.65%   of the first $200 million
                                                                   0.55%   of the next $100 million
                                                                   0.50%   of amounts in excess of $300 million

           Westpeak                           11/19/01             0.50%

        Miller Anderson                       11/19/01             0.65%   of the first $150 million
                                                                   0.55%   of amounts in excess of $150 million

Star Small Cap Fund

      Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management investment responsibilities to the Star Small Cap Fund among four subadvisers. The subadvisers of the Star Small Cap Fund are Loomis Sayles, RS Investments, Salomon Brothers Asset Management Inc. ("Salomon Brothers") and Harris Associates, each of which manages one of the four segments. For services described in the subadvisory agreements, the subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                          Date of Subadvisory        Subadvisory fee payable to subadviser
               Subadviser                      Agreement             (as a % of average daily net assets of the segment)
         ------------------------        -----------------------     ----------------------------------------------------
              Loomis Sayles                     10/30/00                 0.55%  of the first $50 million
                                                                         0.50%  of amounts in excess of $50 million

             RS Investments                     10/30/00                 0.55%  of the first $50 million
                                                                         0.50%  of amounts in excess of $50 million

            Salomon Brothers(1)                 09/01/02                 0.55%

            Harris Associates                   10/30/00                 0.70%

(1) Prior to September 1, 2002, Montgomery Asset Management, LLC ("Montgomery") served as subadviser to this segment of the Star Small Cap Fund pursuant to a subadvisory agreement providing for a subadvisory fee payable to Montgomery at the annual rate of 0.65% of the first $50 million of the segment's average daily net assets and 0.50% of the segment's average daily net assets in excess of $50 million.

Star Value Fund

      Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management responsibilities to the Star Value Fund among four subadvisers. The subadvisers of Star Value Fund are Loomis Sayles, Vaughan Nelson, Harris Associates and Westpeak, each of which manages one of the four segments. For the services described in the subadvisory agreements, the subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                           Date of Subadvisory       Subadvisory fee payable to subadviser
                Subadviser                      Agreement            (as a % of average daily net assets of the segment)
         ------------------------        -----------------------     ----------------------------------------------------

              Loomis Sayles                      10/30/00             0.535%  of the first $200 million
                                                                      0.350%  of the next $300 million
                                                                      0.300%  of amounts in excess of $500 million

              Vaughan Nelson                     10/30/00             0.500%  of the first $25 million
                                                                      0.400%  of the next $175 million
                                                                      0.325%  of the next $300 million
                                                                      0.275%  of amounts in excess of $500 million

            Harris Associates                    10/30/00             0.500%  of the first $100 million
                                                                      0.450%  of amounts in excess of $100 million

                 Westpeak                        10/30/00             0.500%  of the first $25 million
                                                                      0.400%  of the next $75 million
                                                                      0.350%  of the next $100 million
                                                                      0.300%  of amounts in excess of $200 million


Star Worldwide Fund

      Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management investment responsibilities to the Star Worldwide Fund among three subadvisers. The subadvisers of the Star Worldwide Fund are Harris Associates (which manages two of the four segments), Loomis Sayles and Hansberger Global Investments, Inc. ("Hansberger"). For the services described in the subadvisory agreements, the subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                         Date of Subadvisory              Subadvisory fee payable to subadviser
                Subadviser                    Agreement                   (as a % of average daily net assets of the segment)
         -------------------------      ----------------------            ----------------------------------------------------
         Harris Associates -                  10/30/00                      0.65%  of the first $50 million
         U.S. Segment                                                       0.60%  of the next $50 million
                                                                            0.55%  of amounts in excess of $100 million

         Harris Associates -                  10/30/00                      0.65%  of the first $50 million
         International Segment                                              0.60%  of the next $50 million
                                                                            0.55%  of amounts in excess of $100 million

         Loomis Sayles                        10/30/00                      0.65%  of the first $50 million
                                                                            0.60%  of the next $50 million
                                                                            0.55%  of amounts in excess of $100 million

         Hansberger*                          03/01/02                      0.55%  of the first $50 million
                                                                            0.50%  of the next $50 million
                                                                            0.35%  of amounts in excess of $100 million

      *Prior to March 1, 2002, Montgomery served as subadviser to this segment of the Star Worldwide Fund, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Montgomery at the annual rate of 0.85% of the first $25 million of the segment's average daily net assets, 0.65% of the next $25 million of the segment's average daily net assets and 0.55% of such assets in excess of $50 million.

      For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers and the total paid to a subadviser of a Fund:


         -------------------------------------------------------------------------------------------------
         Star Advisers Fund
         -------------------------------------------------------------------------------------------------
                                                  2000                    2001                    2002
                                                  ----                    ----                    ----
         -------------------------------------------------------------------------------------------------
         Total Advisory Fee                   $16,544,494             $11,832,639              $8,746,516
         -------------------------------------------------------------------------------------------------
         CDC IXIS Advisers
                   Total Paid                  $8,398,283              $5,854,811              $4,238,636
         -------------------------------------------------------------------------------------------------
         Harris Associates
                   Total Paid                  $1,200,482              $1,629,085              $1,522,387
         -------------------------------------------------------------------------------------------------
         Loomis Sayles - Small Cap
         Value Segment
                   Total Paid                  $1,434,511              $1,508,788              $1,345,161
         -------------------------------------------------------------------------------------------------
         Loomis Sayles - Mid Cap
         Growth Segment
                   Total Paid                      --                    $727,549                $634,784
         -------------------------------------------------------------------------------------------------
         Mercury
                   Total Paid                      --                    $437,490              $1,005,548
         -------------------------------------------------------------------------------------------------
         Kobrick*
                   Total Paid                  $2,274,818                $899,421                  --
         -------------------------------------------------------------------------------------------------
         Janus Capital**
                   Total Paid                  $3,236,400                $775,495                  --
         -------------------------------------------------------------------------------------------------


      *Prior to June 30, 2001, Kobrick served as subadviser to the segment of the Star Advisers Fund now managed by Mercury, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Kobrick at the annual rate of 0.55% of the first $50 million of the segment's average daily net assets, 0.50% of the next $200 million of the segment's average daily net assets and 0.475% of the segment's average daily net assets in excess of $250 million.

      **Prior to March 1, 2001, Janus Capital served as subadviser to this segment of the Star Advisers Fund now managed by Loomis Sayles, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Janus Capital at the same rates as those currently paid by the Fund to Loomis Sayles.

      --------------------------------------------------------------------------------
      STAR GROWTH FUND*
      --------------------------------------------------------------------------------

                                     2000**               2001***             2002****
                                  ----------           ----------            --------
      --------------------------------------------------------------------------------
      Total Advisory Fee          $  231,716           $  787,005
      --------------------------------------------------------------------------------
      CDC IXIS Advisers
                Fee Earned             --              $   55,317            $310,155
                Fee Waived             --              $   31,164            $ 78,453
                                                       ----------            --------
                Total Paid             --              $   24,153            $231,702
      --------------------------------------------------------------------------------
      Kobrick Funds LLC
                Fee Earned        $2,851,423           $1,426,186                --
                Fee Waived        $  325,567           $  692,921                --
                                  ----------           ----------
                Total Paid        $2,525,856           $  733,265                --
      --------------------------------------------------------------------------------
      RS Investments
                Fee Earned             --              $   71,725            $181,170
                Fee Waived             --              $   43,615            $ 18,117
                                                       ----------            --------
                Total Paid             --              $   28,110            $163,053
      --------------------------------------------------------------------------------
      Vaughan Nelson
                Fee Earned             --              $   68,776            $ 98,353
                Fee Waived             --              $   43,149            $ 98,353
                                                       ----------            --------
                Total Paid             --              $   25,627                --
      --------------------------------------------------------------------------------
      Westpeak
                Fee Earned             --              $   15,574            $ 88,346
                Fee Waived             --              $    8,774            $ 88,346
                                                       ----------            --------
                Total Paid             --              $    6,800                --
      --------------------------------------------------------------------------------
      Miller Anderson
                Fee Earned             --              $   20,324            $108,981
                Fee Waived             --              $   11,450            $ 10,898
                                                       ----------            --------
                Total Paid             --              $    8,874            $ 98,083
      --------------------------------------------------------------------------------


      *On November 16, 2001, Kobrick Capital Fund and Kobrick Emerging Growth Fund merged into the Star Growth Fund and, as a result, Star Growth Fund assumed the financial and accounting information of the Kobrick Capital Fund.

      **The fiscal year-end of the predecessor fund (Kobrick Capital Fund) was September 30. Therefore the amounts shown for 2000 reflect fees paid through September 30, 2000.

      ***Kobrick served as adviser to Kobrick Capital Fund until June 30, 2001 pursuant to an advisory agreement dated October 30, 2000 and continued to receive advisory fees until August 30, 2001 pursuant to the terms of the advisory agreement. RS Investments and Vaughan Nelson jointly served as the interim advisers through November 16, 2001 pursuant to interim advisory agreements dated July 1, 2001. The advisory fee rate under all advisory agreements was an annual rate of 1.00% of the average daily net assets of the Fund's assets managed. CDC IXIS Advisers has also given a binding undertaking to the Star Growth Fund to reduce the Fund's fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets of Classes A, B, C and Y shares, respectively. This undertaking is in effect through April 30, 2004 and will be reevaluated on an annual basis thereafter.


      ****In addition to waiving its advisory fee, as indicated in the preceding table, CDC IXIS Advisers assumed additional expenses of the following Fund for the following time period:

Adviser                        Fund                         Time Period                 Expenses
-------                        ----                         -----------                 --------
CDC IXIS Advisers              Star Growth                  1/1/02 - 12/31/02           $521,777

      --------------------------------------------------------------------------
         STAR SMALL CAP FUND
      --------------------------------------------------------------------------
                                     2000              2001              2002
                                  ----------        ----------        ----------
      --------------------------------------------------------------------------
      Total Advisory Fee          $2,642,369        $1,943,178        $1,369,520
      --------------------------------------------------------------------------
      CDC IXIS Advisers
                Total Paid        $1,192,667        $  825,823        $  568,966
      --------------------------------------------------------------------------
      Harris Associates
                Total Paid        $  253,574        $  306,734        $  302,150
      --------------------------------------------------------------------------
      Loomis Sayles
                Total Paid        $  404,152        $  213,087        $  112,289
      --------------------------------------------------------------------------
      RS Investments
                Total Paid        $  485,913        $  335,897        $  217,610
      --------------------------------------------------------------------------
      Salomon Brothers
                Total Paid             --                --           $   41,180
      --------------------------------------------------------------------------
      Montgomery*
                Total Paid        $  306,063        $  261,637        $  127,325
      --------------------------------------------------------------------------


      *Prior to September 1, 2002, Montgomery served as subadviser to the segment of the Star Small Cap Fund now managed by Salomon Brothers pursuant to a subadvisory agreement providing for a subadvisory fee payable to Montgomery at the annual rate of 0.65% of the first $50 million of the segment's average daily net assets and 0.50% of the segment's average daily net assets in excess of $50 million.


      --------------------------------------------------------------------------
      STAR VALUE FUND
      --------------------------------------------------------------------------
                                     2000              2001              2002
                                  ----------        ----------        ----------
      --------------------------------------------------------------------------
      Total Advisory Fee          $1,692,812        $1,511,547        $1,212,277
      --------------------------------------------------------------------------
      CDC IXIS Advisers
                Total Paid        $  591,154        $  522,761        $  405,746
      --------------------------------------------------------------------------
      Loomis Sayles
                Total Paid        $  469,365        $  283,222        $  221,666
      --------------------------------------------------------------------------
      Harris Associates
                Total Paid        $  226,954        $  297,598        $  272,263
      --------------------------------------------------------------------------
      Vaughan Nelson
                Total Paid        $  204,686        $  217,634        $  169,704
      --------------------------------------------------------------------------
      Westpeak
                Total Paid        $  200,653        $  190,332        $  142,898
      --------------------------------------------------------------------------

      ----------------------------------------------------------------------------
      STAR WORLDWIDE FUND
      ----------------------------------------------------------------------------
                                       2000              2001              2002
                                    ----------        ----------        ----------
      ----------------------------------------------------------------------------
      Total Advisory Fee            $2,891,302        $2,076,636        $1,506,394
      ----------------------------------------------------------------------------
      CDC IXIS Advisers
                Total Paid          $1,114,073        $  751,956        $  591,399
      ----------------------------------------------------------------------------
      Harris Associates
                Total Paid          $  724,802        $  703,341        $  515,628
      ----------------------------------------------------------------------------
      Loomis Sayles
                Total Paid          $  496,709        $  374,022        $  220,991
      ----------------------------------------------------------------------------
      Hansberger
                  Total Paid             --                --           $  140,307
      ----------------------------------------------------------------------------
      Montgomery*
                  Total Paid        $  439,778        $  247,317        $   38,069
      ----------------------------------------------------------------------------
      Janus Capital**
                Total Paid          $  115,940             --                --
      ----------------------------------------------------------------------------


      *Prior March 1, 2002, Montgomery served as subadviser to the segment of the Star Worldwide Fund now managed by Hansberger, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Montgomery at the annual rate of 0.85% of the first $25 million of the segment's average daily net assets, 0.65% of the next $25 million of the segment's average daily net assets and 0.55% of such assets in excess of $50 million.

      **Prior to March 1, 2000, Janus served as subadviser to the segment of the Star Worldwide Fund now managed by Loomis Sayles, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Janus at the annual rate of 0.65% of the first $50 million of the segment's average daily net assets, 0.60% of such assets between $50 million and $100 million, and 0.55% of such assets in excess of $100 million.

Brokerage Commissions

Set forth below are the amounts each Fund paid in brokerage commissions during the last three calendar years. For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.


STAR ADVISERS FUND

                                                                    2000                2001                2002
                                                                    ----                ----                ----
Brokerage Transactions
      Allocated to brokers providing research services               N/A           $1,563,960,246       $812,860,521

Brokerage Commissions
      Total Brokerage Commissions Paid                           $7,878,486          $3,060,366          $3,068,266
      Commissions paid to Brokers providing research
      services                                                    $197,619           $1,368,533          $2,426,011
      Commissions Paid to Affiliated Brokers*
          Harris Associates Securities, L.P. ("HASLP")            $196,010            $353,927            $108,264
          Merrill Lynch                                              --               $494,771             $73,317

*For the fiscal year ended December 31, 2002, the Fund paid 0.03% and 0.02% of its total brokerage commissions to HASLP and Merrill Lynch, respectively, and effected 0.03% and 0.03% of the aggregate dollar amount of its total brokerage transactions through HASLP and Merrill Lynch, respectively.

STAR GROWTH FUND

                                                            10/1/99-      10/01/00-       10/1/01-        01/01/02-
                                                             9/30/00       9/30/01        12/31/01         12/31/02
                                                             -------       -------        --------         --------
Brokerage Transactions
      Allocated to brokers providing research services         N/A           N/A        $256,016,762     $120,478,415

Brokerage Commissions
      Total Brokerage Commissions Paid                     $3,203,772      $72,039        $159,547         $558,762
      Commissions paid to Brokers providing research
      services                                                 N/A         $61,473         $21,948         $261,350
      Commissions Paid to Affiliated Brokers*
          Morgan Stanley                                       N/A           N/A             N/A            $2,716

*For the fiscal year ended December 31, 2002, the Fund paid 0.004% of its total brokerage commissions to HASLP and effected 0.000% of the aggregate dollar amount of its total brokerage transactions through HASLP.

STAR SMALL CAP FUND

                                                                 2000              2001             2002
                                                                 ----              ----             ----
Brokerage Transactions
      Allocated to brokers providing research services            N/A          $224,241,743     $113,046,394

Brokerage Commissions
      Total Brokerage Commissions Paid                        $2,199,563        $1,827,132       $1,407,689
      Commissions paid to Brokers providing research
      services                                                 $108,034          $399,057         $323,634
      Commissions Paid to Affiliated Brokers*
          HASLP                                                 $48,630          $14,803           $23,960

*For the fiscal year ended December 31, 2002, the Fund paid 0.01% of its total brokerage commissions to HASLP and effected 0.01% of the aggregate dollar amount of its total brokerage transactions through HASLP.

STAR VALUE FUND

                                                                 2000              2001              2002
                                                                 ----              ----              ----
Brokerage Transactions
      Allocated to brokers providing research services           N/A           $104,331,472      $57,054,319

Brokerage Commissions
      Total Brokerage Commissions Paid                         $533,363          $449,206          $405,517
      Commissions paid to Brokers providing research
      services                                                 $155,947          $150,730          $110,069
      Commissions Paid to Affiliated Brokers*
          HASLP                                                $94,283            $52,593          $38,295

*For the fiscal year ended December 31, 2002, the Fund paid 0.09% of its total brokerage commissions to HASLP and effected 0.09% of the aggregate dollar amount of its total brokerage transactions through HASLP.

STAR WORLDWIDE FUND

                                                         2000                 2001                 2002
                                                         ----                 ----                 ----
Brokerage Transactions
      Brokers providing research services                N/A              $455,908,191         $160,940,776

Brokerage Commissions
      Total Brokerage Commissions Paid                $1,425,492           $1,022,237            $554,910
      Commissions paid to Brokers providing
      research services                                $194,596             $727,082             $270,527
      Commissions Paid to Affiliated Brokers*
          HASLP                                        $66,998               $78,683             $24,246

*For the fiscal year ended December 31, 2002, the Fund paid 0.04% of its total brokerage commissions to HASLP and effected 0.06% of the aggregate dollar amount of its total brokerage transactions through HASLP.

Regular Broker-Dealers

      The table below contains the aggregate value of securities of each Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending December 31, 2002.

-------------------------------------------------------------------------------------
Fund                  Regular Broker-Dealer                    Aggregate Value of
                                                               Securities of each
                                                               Regular Broker or
                                                               Dealer (or its parent)
                                                               held by Fund
-------------------------------------------------------------------------------------
Star Advisers         State Street Bank & Trust Company        $3,201,900
-------------------------------------------------------------------------------------
                      Goldman Sachs & Co.                      $3,063,711
-------------------------------------------------------------------------------------
                      Goldman Sachs & Co.                      $930,118
-------------------------------------------------------------------------------------
Star Growth           State Street Bank & Trust Company        $299,325
-------------------------------------------------------------------------------------
                      Salomon Smith Barney Inc.                $128,443
-------------------------------------------------------------------------------------
Star Small Cap        Goldman Sachs & Co.                      $901,209
-------------------------------------------------------------------------------------
Star Value            Banc of America Securities LLC           $2,622,789
-------------------------------------------------------------------------------------
                      Bear Stearns & Company Inc.              $100,980
-------------------------------------------------------------------------------------
                      Salomon Smith Barney Inc.                $1,881,750
-------------------------------------------------------------------------------------
                      Goldman Sachs & Co.                      $925,712
-------------------------------------------------------------------------------------
                      Lehman Brothers Inc.                     $420,991
-------------------------------------------------------------------------------------
                      Merrill Lynch Pierce Fenner & Smith      $303,600
-------------------------------------------------------------------------------------
Star Worldwide        Deutsche Bank Securities Inc.            $262,429
-------------------------------------------------------------------------------------
                      UBS Warburg LLC                          $927,801
-------------------------------------------------------------------------------------
                      Goldman Sachs & Co.                      $334,152
                      Goldman Sachs International
-------------------------------------------------------------------------------------

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

Sales Charges and 12b-1 Fees

      As explained in Part II of this Statement, the Classes A, B and C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds during the fiscal years ended December 31, 2000, 2001 and 2002:


                     Fund                 2000             2001             2002
                                          ----             ----             ----
          Star Advisers Fund
                   Class A               $1,554,095        $1,079,692        $809,378
                   Class B               $7,553,290        $5,423,369      $3,901,226
                   Class C               $1,440,760          $983,957        $709,322

          Star Growth Fund*
                   Class A                 $215,093           $30,421         $98,792
                   Class B                 $494,833           $93,990        $338,509
                   Class C                  $87,102           $14,319         $47,373

          Star Small Cap Fund
                   Class A                 $251,222          $185,532        $130,449
                   Class B               $1,193,110          $873,686        $622,787
                   Class C                 $318,544          $234,831        $159,799

          Star Value Fund
                   Class A                 $425,329          $361,980        $290,736
                   Class B                 $459,663          $452,765        $357,869
                   Class C                  $26,750           $27,936         $24,488

          Star Worldwide Fund
                   Class A                 $294,478          $209,071        $153,424
                   Class B               $1,300,089          $948,866        $682,589
                   Class C                 $275,236          $192,609        $138,602

      *For the fiscal years ended September 30, 2000 for the 2000 column; for the fiscal year ended September 30, 2001 and for the fiscal period from October 1, 2001 to December 31, 2001 for the 2001 column; and for the fiscal year ended December 31, 2002 for the 2002 column.

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

        Star Advisers Fund
        (Class A shares)
        Compensation to Investment Dealers                                           $  807,422
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  486,952
                                                                                     ----------
                                                             TOTAL                   $1,294,374
        (Class B shares)
        Compensation to Investment Dealers                                           $3,844,805
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  618,635
                                                                                     ----------
                                                             TOTAL                   $4,463,440
        (Class C shares)
        Compensation to Investment Dealers                                           $  695,432
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  119,328
                                                                                     ----------
                                                             TOTAL                   $  814,760

        Star Growth Fund

        (Class A Shares)
        Compensation to Investment Dealers                                           $  101,208
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  106,293
                                                                                     ----------
                                                             TOTAL                   $  207,501
        (Class B Shares)
        Compensation to Investment Dealers                                           $  320,287
        Compensation to Distributor's Sales Personnel and Other Related Costs        $   84,437
                                                                                     ----------
                                                             TOTAL                   $  404,724
        (Class C Shares)
        Compensation to Investment Dealers                                           $   47,490
        Compensation to Distributor's Sales Personnel and Other Related Costs        $   13,500
                                                                                     ----------
                                                             TOTAL                   $   60,990

        Star Small Cap Fund

        (Class A shares)
        Compensation to Investment Dealers                                           $  130,721
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  193,648
                                                                                     ----------
                                                             TOTAL                   $  324,369
        (Class B shares)
        Compensation to Investment Dealers                                           $  589,774
        Compensation to Distributor's Sales Personnel and Other Related Costs        $  159,559
                                                                                     ----------
                                                             TOTAL                   $  749,333
        (Class C shares)
        Compensation to Investment Dealers                                           $  152,590
        Compensation to Distributor's Sales Personnel and Other Related Costs        $   43,690
                                                                                     ----------
                                                             TOTAL                   $  196,280



                                     xviii

      Star Value Fund
      (Class A Shares)
      Compensation to Investment Dealers                                           $290,214
      Compensation to Distributor's Sales Personnel and Other Related Costs        $135,573
                                                                                   --------
                                                           TOTAL                   $425,787
      (Class B Shares)
      Compensation to Investment Dealers                                           $349,231
      Compensation to Distributor's Sales Personnel and Other Related Costs        $ 90,468
                                                                                   --------
                                                           TOTAL                   $439,699
      (Class C Shares)
      Compensation to Investment Dealers                                           $ 23,241
      Compensation to Distributor's Sales Personnel and Other Related Costs        $ 15,253
                                                                                   --------
                                                           TOTAL                   $ 38,494

      Star Worldwide Fund

      (Class A shares)
      Compensation to Investment Dealers                                           $153,089
      Compensation to Distributor's Sales Personnel and Other Related Costs        $658,239
                                                                                   --------
                                                           TOTAL                   $811,328
      (Class B shares)
      Compensation to Investment Dealers                                           $669,183
      Compensation to Distributor's Sales Personnel and Other Related Costs        $ 87,521
                                                                                   --------
                                                           TOTAL                   $756,704
      (Class C shares)
      Compensation to Investment Dealers                                           $141,276
      Compensation to Distributor's Sales Personnel and Other Related Costs        $ 31,144
                                                                                   --------
                                                           TOTAL                   $172,420

                            OWNERSHIP OF FUND SHARES

      As of April 3, 2003, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes set forth below.

Fund                                Shareholder and Address                                 Ownership Percentage
----                                -----------------------                                 --------------------
Star Advisers Fund

    Class C                         MLPF&S for the Sole Benefit of It's Customers*                 10.55%
                                    Attn Fund Administration ML#97UA7
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

    Class Y                         New England Mutual Life Ins Co                                 39.62%
                                    Separate Investment Accounting
                                    Attn Larry Hoisington
                                    501 Boylston Street - 6th Floor
                                    Boston, MA 02116-3769

                                    Metropolitan Life Insurance Co                                 23.48%
                                    C/O Mary Beth Klein
                                    Insurance Accting 6th Flr

                                    501 Boylston St
                                    Boston, MA 02116-3769

                                    New England Life Insurance Co                                  14.45%
                                    C/O Andrew Kaniuk
                                    Met Life The Cresent Floor 6
                                    501 Route 22
                                    Bridgewater, NJ 08807-2441

                                    New England Life Insurance Co                                  13.62%
                                    Attn Christy Wright
                                    1 Mellon Ctr Rm 151-0930
                                    Pittsburgh, PA 15258-0001

Star Growth Fund

    Class C                         MLPF&S for the Sole Benefit of It's Customers*                 22.37%
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484
                                                                                                   66.22%
    Class Y                         Charles Schwab & Co Inc*
                                    SPL Cstdy A/C/ For Excl Bnft Cust
                                    Attn Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122
Star Small Cap Fund
                                                                                                   20.64%
    Class C                         MLPF&S for the Sole Benefit of It's Customers*
                                    Attn Fund Administration ML#97UA9
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484
Star Value Fund
                                                                                                    6.75%
    Class C                         Painewebber for the Benefit of Robert Adam, Brian
                                    King, Robert Champagone, Kathleen Lomeli & Assoc
                                    Willimantic Pst 5/1/73
                                    PO Box 23
                                    Willimantic, CT 06226-0023
                                                                                                    6.70%
                                    MLPF&S for the Sole Benefit of It's Customers*
                                    Attn Fund Administration ML#97UA6
                                    4800 Deer Lake Dr East 2nd FL
                                    Jacksonville, FL 32246-6484

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

                       INVESTMENT PERFORMANCE OF THE FUNDS

        Performance Results - Percent Change(1) and Comparative Averages
                         For The Periods Ended 12/31/02

Star Advisers Fund

Class A Shares

                                                           Aggregate                           Average Annual
                                                          Total Return                          Total Return
                                                ---------------------------------    -----------------------------------
                                                                     Since                                      Since
As a % of                                         5 Years          7/7/94(2)           1 Year     5 Years     7/7/94(2)
                                                  -------          ---------           ------     -------     ---------
Net Asset Value                                     2.74%          109.96%             -21.82%      0.54%      9.14%
Maximum Sales Charge                               -3.18%           97.92%             -26.32%     -0.64%      8.38%

                                                                                        Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                After Taxes on Distributions                 Sale of Fund Shares
                                              ----------------------------------      ----------------------------------
                                                                        Since                                   Since
As a % of                                       1 Year    5 Years     7/7/94(2)        1 Year     5 Years     7/7/94(2)
                                                ------    --------    ---------        ------     -------     ---------
Net Asset Value                                -21.82%     -1.78%      6.24%           -13.40%     0.14%       6.81%
Maximum Sales Charge(3)                        -26.32%     -2.93%      5.51%           -16.16%    -0.80%       6.16%

                                                              1 Year         5 Years      Since 7/31/94
                                                              ------         -------      -------------
Morningstar Mid Cap Growth Fund Average+                     -27.73%         -1.09%           6.85%
Lipper Multi-Cap Core Funds Average+                         -21.74%         -0.68%           7.71%

Class B Shares

                                                           Aggregate                          Average Annual
                                                          Total Return                         Total Return
                                                ---------------------------------    -----------------------------------
                                                                     Since                                      Since
As a % of                                         5 Years          7/7/94(2)           1 Year     5 Years     7/7/94(2)
                                                  -------          ---------           ------     -------     ---------
Net Asset Value                                   -1.09%            97.02%             -22.47%    -0.22%       8.32%
With Contingent Deferred Sales Charge and
Redemption at End of Period                       -2.37%            97.02%             -26.35%    -0.48%       8.32%

                                                                                        Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                 After Taxes on Distributions                Sale of Fund Shares
                                               ---------------------------------      ----------------------------------
                                                                        Since                                   Since
As a % of                                       1 Year    5 Years     7/7/94(2)        1 Year     5 Years     7/7/94(2)
                                                ------    --------    ---------        ------     -------     ---------
Net Asset Value                                 -22.47%    -2.64%      5.36%           -13.80%    -0.44%       6.14%
With Contingent Deferred Sales Charge and
Redemption at End of Period(3)                  -26.35%    -2.93%      5.36%           -16.18%    -0.65%       6.14%

                                                              1 Year         5 Years      Since 7/31/94
                                                              ------         -------      -------------
Morningstar Mid Cap Growth Fund Average+                     -27.73%         -1.09%           6.85%
Lipper Multi-Cap Core Funds Average+                         -21.74%         -0.68%           7.71%

Class C Shares

                                                           Aggregate                            Average Annual
                                                          Total Return                           Total Return
                                                ---------------------------------    -----------------------------------
                                                                    Since                                       Since
As a % of                                         5 Years         7/7/94(2)            1 Year     5 Years     7/7/94(2)
                                                  -------         ---------            ------     -------     ---------
Net Asset Value                                   -1.00%           97.22%              -22.44%    -0.20%       8.33%
Maximum Sales Charge and
Redemption at End of Period(3)                    -2.00%           95.18%              -24.00%    -0.40%       8.20%

                                                                                        Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                 After Taxes on Distributions                Sale of Fund Shares
                                               ---------------------------------      ----------------------------------
                                                                        Since                                   Since
As a % of                                       1 Year    5 Years     7/7/94(2)        1 Year     5 Years     7/7/94(2)
                                                ------    --------    ---------        ------     -------     ---------
Net Asset Value                                 -22.44%    -2.63%      5.37%           -13.78%    -0.43%       6.15%
Maximum Sales Charge and Redemption at End
of Period(3)                                    -24.00%    -2.82%      5.24%           -14.73%    -0.59%       6.04%

                                                              1 Year         5 Years      Since 7/31/94
                                                              ------         -------      -------------
Morningstar Mid Cap Growth Fund Average+                     -27.73%         -1.09%           6.85%
Lipper Multi-Cap Core Funds Average+                         -21.74%         -0.68%           7.71%

Class Y Shares

                                                           Aggregate                           Average Annual
                                                          Total Return                          Total Return
                                                ---------------------------------    -----------------------------------
                                                                     Since                                      Since
As a % of                                         5 Years         11/15/94(2)          1 Year     5 Years    11/15/94(2)
                                                  -------         -----------          ------     -------    -----------
Net Asset Value                                    4.91%           99.42%              -21.33%     0.96%       8.87%

                                                                                        Average Annual Total Return -
                                                 Average Annual Total Return -          After Taxes on Distributions &
                                                  After Taxes on Distributions               Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
                                                                         Since                                  Since
As a % of                                        1 Year     5 Years    11/15/94(2)     1 Year     5 Years     11/15/94(2)
                                                 ------     -------    -----------     ------     -------     -----------
Net Asset Value                                 -21.33%     -1.31%       5.89%         -13.10%     0.46%       6.50%

                                                              1 Year         5 Years      Since 11/30/94
                                                              ------         -------      --------------
Morningstar Mid Cap Growth Fund Average+                      -27.73          -1.09            6.74
Lipper Multi-Cap Core Funds Average+                          -21.74          -0.68            8.55

Star Growth Fund

Class A Shares

                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                                ---------------------------------    -----------------------------------
                                                                                                               Since
As a % of                                             Since 12/31/97(2)               1 Year    5 Years     12/31/97(2)
                                                      -----------------               ------    -------     -----------
Net Asset Value                                           -30.68%                    -33.45%     -7.58         7.58
Maximum Sales Charge                                      -34.64%                    -37.24%     -8.67        -8.67

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
                                                                      Since                                    Since
As a % of                                          1 Year          12/31/97(2)        1 Year     5 Years    12/31/97(2)
                                                   ------          -----------        ------     -------    -----------
Net Asset Value                                    -33.45%          -27.83%           -20.54%                -22.17%
Maximum Sales Charge(3)                            -37.24%          -31.52%           -22.87%                -25.09%

                                                              1 Year           5 Year       Since 12/31/97
                                                              ------           ------       --------------
Morningstar Mid Cap Growth Fund Average+                     -27.73%           -1.09%            -1.09%
Lipper Multi-Cap Growth Funds Average+                       -29.92%           -2.27%            -2.27%

Class B Shares

                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                                ---------------------------------    -----------------------------------
                                                              Since                                          Since
As a % of                                                  10/29/99(2)                    1 Year          10/29/99(2)
                                                           -----------                    ------          -----------
Net Asset Value                                             -31.24%                      -33.87%           -27.25%
With Contingent Deferred Sales Charge and
Redemption at End of Period                                 -33.99%                      -37.18%           -27.95%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                  After Taxes on Distributions              Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
                                                                      Since                                  Since
As a % of                                           1 Year         10/29/99(2)            1 Year          10/29/99(2)
                                                    ------         -----------            ------          -----------
Net Asset Value                                    -33.87%          -28.36%              -20.80%           -22.59%
With Contingent Deferred Sales Charge and
Redemption at End of Period(3)                     -37.18%          -30.91%              -22.83%           -24.61%

                                                              1 Year       Since 10/31/99
                                                              ------       --------------
Morningstar Mid Cap Growth Fund Average+                     -27.73%          -16.31%
Lipper Multi-Cap Growth Funds Average+                       -29.92%          -17.39%

Class C Shares
                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                                ---------------------------------    -----------------------------------
                                                              Since                                          Since
As a % of                                                  10/29/99(2)                    1 Year          10/29/99(2)
                                                           -----------                    ------          -----------
Net Asset Value                                             -31.24%                      -33.95%           -27.25%
Maximum Sales Charge and Redemption at End of
Period                                                      -31.90%                      -35.29%            27.48%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                  After Taxes on Distributions              Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
                                                                      Since                                  Since
As a % of                                           1 Year         10/29/99(2)            1 Year          10/29/99(2)
                                                    ------         -----------            ------          -----------
Net Asset Value                                    -33.95%          -28.36%              -20.85%           -22.59%
Maximum Sales Charge and Redemption at End of
Period(3)                                          -35.29%          -28.97%              -21.67%           -23.07%



                                     xxiii

                                                              1 Year       Since 10/31/99
                                                              ------       --------------
Morningstar Large Growth Fund Average+                       -27.73%          -16.31%
Lipper Multi-Cap Growth Funds Average+                       -29.92%          -17.39%

Star Small Cap Fund

Class A Shares

                                                          Aggregate                           Average Annual
                                                        Total Return                           Total Return
                                              -----------------------------------    -----------------------------------
                                                                      Since                                    Since
As a % of                                          5 Years         12/31/96(2)        1 Year     5 Years    12/31/96(2)
                                                   --------        -----------        ------     -------    -----------
Net Asset Value                                     -9.82%          14.50%            -30.78%    -2.05%       2.28%
Maximum Sales Charge                               -15.02%           7.94%            -34.78%    -3.20%       1.28%

                                                                                       Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                              -----------------------------------    -----------------------------------
                                                                        Since                                  Since
As a % of                                       1 Year    5 Years    12/31/96(2)      1 Year     5 Years    12/31/96(2)
                                                ------    --------   -----------      ------     -------    -----------
Net Asset Value                                -30.78%    -3.90%       0.46%          -18.90%    -1.69%       1.68%
Maximum Sales Charge(3)                        -34.78%    -5.03%      -0.53%          -21.36%    -2.60%        0.87

                                                              1 Year          5 Years       Since 12/31/96
                                                              ------          -------       --------------
Morningstar Small-Cap Growth Fund Average+                   -28.42%           -1.10%            1.87%
Lipper Small-Cap Growth Funds Average+                       -29.72%           -2.31%            0.32%

Class B Shares

                                                           Aggregate                           Average Annual
                                                         Total Return                           Total Return
                                              -----------------------------------    -----------------------------------
                                                                      Since                                      Since
As a % of                                          5 Years         12/31/96(2)        1 Year     5 Years      12/31/96(2)
                                                   --------        -----------        ------     -------      -----------
Net Asset Value                                    -13.17%           9.48%            -31.29%    -2.78%         1.52%
With Contingent Deferred Sales Charge and
Redemption at End of Period                        -14.41%           8.72%            -34.72%    -3.07%         1.40%

                                                                                       Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                              -----------------------------------    -----------------------------------
                                                                        Since                                  Since
As a % of                                      1 Year   5 Years      12/31/96(2)      1 Year     5 Years    12/31/96(2)
                                               ------   --------     -----------      ------     -------    -----------
Net Asset Value                               -31.29%    -4.68%       -0.34%          -19.21%    -2.25%       1.08%
With Contingent Deferred Sales Charge and
Redemption at End of Period(3)                -34.72%    -4.98%       -0.47%          -21.32%    -2.47%       0.99%

                                                              1 Year          5 Years       Since 12/31/96
                                                              ------          -------       --------------
Morningstar Small-Cap Growth Fund Average+                   -28.42%           -1.10%            1.87%
Lipper Small-Cap Growth Funds Average+                       -29.72%           -2.31%            0.32%

Class C Shares

                                                          Aggregate                            Annualized
                                                        Total Return                          Total Return
                                              -----------------------------------    -----------------------------------
                                                                       Since                                   Since
As a % of                                          5 Years          12/31/96(2)       1 Year     5 Years    12/31/96(2)
                                                   --------         -----------       ------     -------    -----------
Net Asset Value                                     -13.16%           9.49%           -31.29%    -2.78%       1.52%
Maximum Sales Charge and
Redemption at End of Period(3)                      -14.01%           8.37%           -32.65%    -2.97%       1.35%

                                                                                       Average Annual Total Return -
                                                Average Annual Total Return -          After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                              -----------------------------------    -----------------------------------
                                                                        Since                                  Since
As a % of                                       1 Year    5 Years    12/31/96(2)      1 Year     5 Years    12/31/96(2)
                                                ------    --------   -----------      ------     -------    -----------
Net Asset Value                                -31.29%    -4.68%      -0.34%          -19.21%    -2.25%       1.08%
Maximum Sales Charge and Redemption at End
of Period(3)                                   -32.65%    -4.86%      -0.51%          -20.05%    -2.40%       0.94%

                                                              1 Year          5 Years       Since 12/31/96
                                                              ------          -------       --------------
Morningstar Small-Cap Growth Fund Average+                   -28.42%           -1.10%            1.87%
Lipper Small-Cap Growth Funds Average+                       -29.72%           -2.31%            0.32%

Star Value Fund

Class A Shares

                                                           Aggregate                         Average Annual
                                                         Total Return                         Total Return
                                                ---------------------------------    -----------------------------------
As a % of                                            5 Years         10 Years         1 Year     5 Years     10 Years
                                                     -------         --------         ------     -------     --------
Net Asset Value                                      -17.05%           6.82%          -19.48%    -3.67%       6.82%
Maximum Sales Charge                                 -21.83%          82.40%          -24.11%    -4.81%       6.19%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                  After Taxes on Distributions              Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
As a % of                                        1 Year    5 Years     10 Years       1 Year     5 Years     10 Years
                                                 ------    --------    --------       ------     -------     --------
Net Asset Value                                  -19.48%    -4.82%      4.57%         -11.96%    -2.76%       5.12%
Maximum Sales Charge(3)                          -24.11%    -5.94%      3.96%         -14.81%    -3.64%       4.58%

                                                              1 Year          5 Years          10 Years
                                                              ------          -------          --------
Morningstar Large-Cap Value Fund Average+                    -18.92%          -0.54%             8.63%
Lipper Multi-Cap Value Funds Average+                        -17.91%           1.32%             9.69%

Class B Shares

                                                           Aggregate                         Average Annual
                                                         Total Return                         Total Return
                                                ---------------------------------    -----------------------------------
                                                                       Since                                   Since
As a % of                                           5 Years          9/13/93(2)       1 Year     5 Years     9/13/93(2)
                                                    -------         -----------       ------     -------     ----------
Net Asset Value                                     -20.10%           64.41%          -20.11%    -4.39%        5.49%
With Contingent Deferred Sales Charge and
Redemption at End of Period                         -21.27%           64.41%          -24.10%    -4.67%        5.49%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                  After Taxes on Distributions              Sale of Fund Shares
                                                ---------------------------------    -----------------------------------
                                                                         Since                                 Since
As a % of                                        1 Year    5 Years     9/13/93(2)     1 Year     5 Years     9/13/93(2)
                                                 ------    --------    ----------     ------     -------     ----------
Net Asset Value                                  -20.11%    -5.53%      3.16%         -12.35%    -3.28%       4.03%
With Contingent Deferred Sales Charge and
Redemption at End of Period(3)                   -24.10%    -5.83%      3.16%         -14.80%    -3.49%       4.03%

                                                              1 Year          5 Years        Since 9/30/93
                                                              ------          -------        -------------
Morningstar Large-Cap Value Fund Average+                    -18.92%          -0.54%             8.02%
Lipper Multi-Cap Value Funds Average+                        -17.91%           1.32%             5.84%

Class C Shares

                                                           Aggregate                         Average Annual
                                                         Total Return                         Total Return
                                                ---------------------------------    -----------------------------------
                                                                      Since                                   Since
As a % of                                          5 Years         12/30/94(2)        1 Year     5 Years    12/30/94(2)
                                                   -------         -----------        ------     -------    -----------
Net Asset Value                                    -20.22%           57.74%           -20.11%    -4.42%       5.86%
Maximum Sales Charge and
Redemption at End of Period(3)                     -21.01%           56.23%           -21.66%    -4.61%       5.73%

                                                                                        Average Annual Total Return -
                                                  Average Annual Total Return -        After Taxes on Distributions &
                                                  After Taxes on Distributions               Sale of Fund Shares
                                                ----------------------------------    ----------------------------------
                                                                          Since                                 Since
As a % of                                        1 Year    5 Years     12/30/94(2)     1 Year     5 Years    12/30/94(2)
                                                 ------    --------    -----------     ------     -------    -----------
Net Asset Value                                  -20.11%    -5.56%       3.75%         -12.35%    -3.29%       4.59%
Maximum Sales Charge and Redemption at End of
Period(3)                                        -21.66%    -5.75%       3.63%         -13.30%    -3.44%       4.48%

                                                              1 Year          5 Years        Since 12/31/94
                                                              ------          -------        --------------
Morningstar Large-Cap Value Fund Average+                    -18.92%           -0.54%            8.89%
Lipper Multi-Cap Value Funds Average+                        -17.91%            1.32%            6.93%

Star Worldwide Fund

Class A Shares

                                                           Aggregate                           Average Annual
                                                         Total Return                           Total Return
                                                ----------------------------------    ----------------------------------
                                                                     Since                                      Since
As a % of                                         5 Years         12/29/95(2)          1 Year     5 Years    12/29/95(2)
                                                  -------         -----------          ------     -------    -----------
Net Asset Value                                    -4.41%          25.66%              -16.42%    -0.90%       3.31%
Maximum Sales Charge                               -9.89%          18.46%              -21.20%    -2.06%       2.45%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                               ----------------------------------    -----------------------------------
                                                                       Since                                    Since
As a % of                                       1 Year    5 Years    12/29/95(2)       1 Year     5 Years    12/29/95(2)
                                                ------    --------   -----------       ------     -------    -----------
Net Asset Value                                 -16.54%   -2.30%       2.00%          -10.07%     -0.66%       2.64%
Maximum Sales Charge(3)                         -21.32%   -3.45%       1.15%          -13.00%     -1.58%       1.93%

                                                              1 Year          5 Years       Since 12/31/95
                                                              ------          -------       --------------
Morningstar World Stock Fund Average+                        -19.85%           -1.37%            2.81%
Lipper Global Funds Average+                                 -19.53%           -1.01%            3.39%

Class B Shares

                                                         Aggregate                            Average Annual
                                                        Total Return                           Total Return
                                               ----------------------------------    -----------------------------------
                                                                     Since                                      Since
As a % of                                         5 Years         12/29/95(2)          1 Year     5 Years    12/29/95(2)
                                                  -------         -----------          ------     -------    -----------
Net Asset Value                                    -7.81%          19.48%              -16.95%    -1.61%       2.57%
With Contingent Deferred Sales Charge and
Redemption at End of Period                        -9.15%          19.48%              -21.08%    -1.90%       2.57%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                               ----------------------------------    -----------------------------------
                                                                        Since                                   Since
As a % of                                       1 Year    5 Years    12/29/95(2)       1 Year     5 Years    12/29/95(2)
                                                ------    --------   -----------       ------     -------    -----------
Net Asset Value                                 -17.08%   -3.04%       1.24%          -10.39%     -1.20%       2.06%
With Contingent Deferred Sales Charge and
Redemption at End of Period(3)                  -21.21%   -3.35%       1.24%          -12.93%     -1.42%       2.06%

                                                              1 Year          5 Years       Since 12/31/95
                                                              ------          -------       --------------
Morningstar World Stock Fund Average+                        -19.85%           -1.37%            2.81%
Lipper Global Funds Average+                                 -19.53%           -1.01%            3.39%



                                     xviii

Class C Shares

                                                         Aggregate                             Annualized
                                                       Total Return                           Total Return
                                               ----------------------------------    -----------------------------------
                                                                      Since                                    Since
As a % of                                          5 Years         12/29/95(2)         1 Year     5 Years   12/29/95(2)
                                                   -------         -----------         ------     -------   -----------
Net Asset Value                                     -7.89%           19.45%           -17.01%     -1.63%      2.57%
Maximum Sales Charge and Redemption at End of
Period(3)                                           -8.78%           18.22%           -18.63%     -1.82%      2.42%

                                                                                       Average Annual Total Return -
                                                 Average Annual Total Return -         After Taxes on Distributions &
                                                 After Taxes on Distributions               Sale of Fund Shares
                                               ----------------------------------    -----------------------------------
                                                                        Since                                   Since
As a % of                                       1 Year    5 Years    12/29/95(2)       1 Year     5 Years    12/29/95(2)
                                                ------    --------   -----------       ------     -------    -----------
Net Asset Value                                 -17.15%   -3.06%       1.24%          -10.43%     -1.21%       2.05%
Maximum Sales Charge and Redemption at End
of Period(3)                                    -18.76%   -3.25%       1.09%          -11.43%     -1.36%       1.93%

                                                              1 Year          5 Years       Since 12/31/95
                                                              ------          -------       --------------
Morningstar World Stock Fund Average+                        -19.85%           -1.37%            2.81%
Lipper Global Funds Average+                                 -19.53%           -1.01%            3.39%


(1) Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

(2) Commencement of Fund operations or offering of the specified class of shares.

(3) Class C share performance assumes a 1.00% front-end sales charge and, for the 1-year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

      The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]CDC NVEST FUNDS(SM)
          CDC IXIS Asset Management Distributors

Statement of Additional Information -- PART II

May 1, 2003:

CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I


      The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2003, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement is not a prospectus. For information about how to obtain copies of the Funds' Prospectuses, please see this Statement's cover page. The following Funds are described in this
Statement:

Series of CDC Nvest Funds Trust I

CDC Nvest Bond Income Fund (the "Bond Income Fund")
CDC Nvest Capital Growth Fund (the "Capital Growth Fund")
CDC Nvest Government Securities Fund (the "Government Securities Fund") CDC Nvest International Equity Fund (the "International Equity Fund") CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Municipal Income Fund (the "Municipal Income Fund")
CDC Nvest Star Advisers Fund (the "Star Advisers Fund")
CDC Nvest Star Growth Fund (the "Star Growth Fund")
CDC Nvest Star Small Cap Fund (the "Star Small Cap Fund")
CDC Nvest Star Value Fund (the "Star Value Fund")
CDC Nvest Star Worldwide Fund (the "Star Worldwide Fund")
CDC Nvest Strategic Income Fund (the "Strategic Income Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund")

Series of CDC Nvest Funds Trust II

CDC Nvest Growth and Income Fund (the "Growth and Income Fund")
CDC Nvest High Income Fund (the "High Income Fund")
CDC Nvest Limited Term U.S. Government Fund
   (the "Limited Term U.S. Government Fund")
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Fund")

Series of CDC Nvest Funds Trust III

CDC Nvest Select Fund (the "Select Fund")

Series of CDC Nvest Companies Trust I

CDC Nvest AEW Real Estate Fund (the "AEW Real Estate Fund")


                                                                       XI33-0503

                                Table of Contents
                                     Part II

Miscellaneous Investment Practices 3
Management of the Trusts 37
Portfolio Transactions and Brokerage 51
Description of the Trusts and Ownership of Shares 59
Portfolio Turnover 63
How to Buy Shares 63
Net Asset Value and Public Offering Price 64
Reduced Sales Charges 65
Shareholder Services 67
Redemptions 74
Standard Performance Measures 76
Income Dividends, Capital Gain Distributions and Tax Status 81
Financial Statements 85
Appendix A - Description of Bond Ratings 86
Appendix B - Media that May Contain Fund Information 91
Appendix C - Advertising and Promotional Literature 92

              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS


The following is a list of certain investment strategies, including particular types of securities or specific practices that may used by an adviser or sub-adviser of a Fund in managing the Fund and that are not principal strategies. A Fund's primary strategies are detailed in its Prospectuses. Due to the multi-manager approach of CDC Nvest Star Funds and the Balanced Fund, investing in a certain security or engaging in a certain practice may be a primary strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. The list of securities under each category below is not intended to be an exclusive list of securities for investment. An adviser or subadviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. An adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. An adviser or subadviser may invest in any security that falls under the specific category including securities that are not listed below.

Fund                                Securities                                  Practices
----                                ----------                                  ---------
AEW Real Estate Fund                Debt Securities (Mortgage-related           When-issued Securities
                                    Securities, Collateralized Mortgage
                                    Obligations, Zero-Coupon Securities,
                                    Convertible Securities)
                                    Equity Securities (REITS, Real Estate
                                    Securities)
                                    Foreign Securities (Depositary Receipts)

Bond Income Fund                    Debt Securities (Asset-backed Securities,   When-issued Securities
                                    Collateralized Mortgage Obligations,        Illiquid Securities
                                    Structured Notes, Stripped Securities,      Futures Contracts
                                    Zero-coupon Securities, Pay-in-kind         Options
                                    Securities, Convertible Securities)         Swap Contracts
                                    Foreign Securities (Depositary Receipts)

Capital Growth Fund                 Debt Securities (Investment Grade           Initial Public Offerings
                                    Corporate Securities, Zero-coupon           Reverse Repurchase Agreements
                                    Securities, Convertible Securities, U.S.    Illiquid Securities
                                    Government Securities)                      Futures Contracts
                                    Equity Securities (Investment Companies)    Options
                                    Foreign Securities (Bonds, Depositary       Swap Contracts
                                    Receipts, Supranational Entities,           Short Sales
                                    Currency Hedging Transactions)

Government Securities Fund                                                      When-issued Securities
                                                                                Futures Contracts
                                                                                Options

Fund                                Securities                                  Practices
----                                ----------                                  ---------
Growth and Income Fund              Debt Securities (Investment Grade           Initial Public Offerings
                                    Corporate Securities, Zero-coupon           Futures Contracts
                                    Securities, Convertible Securities, U.S.    Options
                                    Government Securities)                      Swap Contracts
                                    Equity Securities (Investment Companies)    Illiquid Securities
                                    Foreign Securities (Supranational           Borrowing
                                    Entities, Depositary Receipts, Currency
                                    Hedging)

High Income Fund                    Debt Securities (Mortgage-related           When-issued Securities
                                    Securities, Asset-backed Securities,        Illiquid Securities
                                    Collateralized Mortgage Obligations,
                                    Stripped Securities, Convertible
                                    Securities, Structured Notes, Step Coupon
                                    Securities, U.S. Government Securities)
                                    Foreign Securities (Currency Hedging)

International Equity Fund           Debt Securities (Zero-coupon Securities)    When-issued Securities
                                    Equity Securities (Investment Companies)    Foreign Initial Public Offerings
                                    Foreign Securities (Bonds, Lower-quality    Futures Contracts
                                    Debt Securities, Corporate Securities,      Options
                                    Convertible Securities, Government          Swap Contracts
                                    Securities, Supranational Entities,         Short Sales
                                    Warrants)                                   Illiquid Securities

Large Cap Growth Fund               Debt Securities (Convertible Securities,    Initial Public Offerings
                                    Investment Grade Corporate Securities,      When-issued Securities
                                    Stripped Securities, Mortgage-related       Futures Contracts
                                    Securities, Collateralized Mortgage         Options
                                    Obligations, Government Securities)         Swap Contracts
                                    Equity Securities (Investment Companies)    Short Sales
                                    Foreign Securities (Bonds, Currency         Illiquid Securities
                                    Hedging, Emerging Markets, Government
                                    Securities)

Large Cap Value Fund                Debt Securities (Lower Quality Corporate    When-issued Securities
                                    Securities, Zero Coupon Securities, U.S.    Futures Contracts
                                    Government Securities)                      Options
                                    Equity Securities (Investment Companies)    Swap Contracts
                                    Foreign Securities (Emerging Markets,       Short Sales
                                    Currency Hedging)                           Illiquid Securities
                                                                                Initial Public Offering

Limited Term U.S. Government Fund   Debt Securities (Mortgage-related           When-issued Securities
                                    Securities, Collateralized Mortgage         Futures Contracts
                                    Obligations, Stripped Securities)           Options
                                    Foreign Securities (Currency Hedging)       Illiquid Securities

Fund                                Securities                                  Practices
----                                ----------                                  ---------
Massachusetts Fund                  Debt Securities (Tax Exempt Securities,     Insurance on Portfolio Holdings
                                    Mortgage-related Securities, Stripped       When-issued Securities
                                    Securities, Pay-in-kind Securities, U.S.    Futures Contracts
                                    Government Securities)                      Options
                                                                                Illiquid Securities
Municipal Income Fund               Debt Securities (Tax Exempt Securities,     Insurance on Portfolio Holdings
                                    Stripped Securities, U.S. Government        When-issued Securities
                                    Securities)                                 Futures Contracts
                                                                                Options
                                                                                Illiquid Securities
Relative Value Fund                 Debt Securities (Convertible Securities,    Initial Public Offerings
                                    Government Securities)                      When-issued Securities
                                    Equity Securities (Investment Companies)    Futures Contracts
                                    Foreign Securities (Depositary Receipts,    Options
                                    Supranational Entities, Currency Hedging,   Swap Contracts
                                    Emerging Markets, Bonds, Government         Illiquid Securities
                                    Securities)                                 Short Sales
Select Fund                         Debt Securities (Convertible Securities,    Initial Public Offerings
                                    Investment Grade Corporate Securities,      When-issued Securities
                                    Zero Coupon Securities, Pay-in-kind         Futures Contracts
                                    Securities, Lower Quality Corporate         Options
                                    Securities, U.S. Government Securities)     Illiquid Securities
                                    Equity Securities (Investment Companies)    Short Sales
                                    Foreign Securities (Supranational
                                    Entities, Depositary Receipts, Bonds,
                                    Currency Hedging)
Small Cap Growth Fund               Debt Securities (Convertible Securities,    When-issued Securities
                                    U.S. Government Securities)                 Futures Contracts
                                    Equity Securities (Investment Companies)    Options
                                    Foreign Securities (Supranational           Swap Contracts
                                    Entities, Emerging Markets)                 Illiquid Securities
                                                                                Short Sales

Fund                                Securities                                  Practices
----                                ----------                                  ---------
Star Advisers Fund                  Debt Securities (Structured Notes, Zero     Initial Public Offerings
                                    Coupon Securities, Pay-in-kind              When-issued Securities
                                    Securities, Stripped Securities, Step       Privatizations
                                    Coupon Securities, Mortgage-related         Futures Contracts
                                    Securities, Asset-backed Securities,        Options
                                    Collateralized Mortgage Obligations, U.S.   Swap Contracts
                                    Government Securities)                      Illiquid Securities
                                    Equity Securities (Investment Companies)    Short Sales
                                    Foreign Securities (Bonds, Currency
                                    Hedging, Supranational Entities, Emerging
                                    Markets, Depositary Receipts, Currency
                                    Speculation)
Star Growth Fund                    Debt Securities (Zero Coupon Securities,    Initial Public Offerings
                                    Pay-in-kind Securities, Step Coupon         When-issued Securities
                                    Securities, Stripped Securities, Lower      Futures Contracts
                                    Quality Corporate Securities,               Options
                                    Mortgage-backed Securities, Asset-backed    Swap Contracts
                                    Securities, Collateralized Mortgage         Short Sales
                                    Obligations, Convertible Securities,        Illiquid Securities
                                    Structured Notes, Government Securities)    Privatizations
                                    Equity Securities (Investment Companies)
                                    Foreign Securities (Bonds, Supranational
                                    Entities, Emerging Markets, Depositary
                                    Receipts, Currency Hedging, Currency
                                    Speculation, Government Securities)
Star Small Cap Fund                 Debt Securities (Structured Notes,          Initial Public Offerings
                                    Mortgage-related Securities, Asset-backed   When-issued Securities
                                    Securities, Collateralized Mortgage         Privatizations
                                    Obligations, Step Coupon Securities,        Futures Contracts
                                    Pay-in-kind Securities, Zero Coupon         Options
                                    Securities, Stripped Securities,            Swap Contracts
                                    Convertible Securities, U.S. Government     Illiquid Securities
                                    Securities)                                 Short Sales
                                    Equity Securities (Investment Companies)
                                    Foreign Securities (Bonds, Currency
                                    Hedging, Currency Speculation, Emerging
                                    Markets, Depositary Receipts,
                                    Supranational Entities)
Star Value Fund                     Debt Securities (Investment Grade           Initial Public Offerings
                                    Corporate Securities, Zero Coupon           When-issued Securities
                                    Securities, Convertible Securities, Lower   Futures Contracts
                                    Quality Securities, U.S. Government         Options
                                    Securities)                                 Swap Contracts
                                    Equity Securities (Investment Companies)    Illiquid Securities
                                    Foreign Securities (Bonds, Currency         Short Sales
                                    Hedging, Depositary Receipts)

Fund                                Securities                                  Practices
----                                ----------                                  ---------
Star Worldwide Fund                 Debt Securities (Structured Notes, Zero     Initial Public Offerings
                                    Coupon Securities, Stripped Securities,     When-issued Securities
                                    Mortgage-related Securities, Asset-backed   Privatizations
                                    Securities, Step Coupon Securities,         Futures Contracts
                                    Pay-in-kind Securities, Collateralized      Options
                                    Mortgage Obligations, U.S. Government       Swap Contracts
                                    Securities)                                 Illiquid Securities
                                    Equity Securities (Investment Companies,    Short Sales
                                    Convertible Preferred Stocks)
                                    Foreign Securities (Bonds, Currency
                                    Hedging, Currency Speculation,
                                    Supranational Entities, Emerging Markets,
                                    Depositary Receipts)
Strategic Income Fund               Debt Securities (Asset-backed securities,   Initial Public Offerings
                                    Collateralized Mortgage Obligations, Step   When-issued Securities
                                    Coupon Securities)                          Futures Contracts
                                    Equity Securities (Investment Companies)    Options
                                    Foreign Securities (Currency Hedging)       Swap Contracts
                                                                                Illiquid Securities
                                                                                Short Sales
Targeted Equity Fund                Debt Securities (Investment Grade           Initial Public Offerings
                                    Corporate Securities, Zero Coupon           Futures Contracts
                                    Securities, Convertible Securities, U.S.    Options
                                    Government Securities)                      Swap Contracts
                                                                                Illiquid Securities
                                                                                Short Sales

TYPES OF SECURITIES

DEBT SECURITIES


Certain Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities.


Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.


Risk. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


Asset-backed Securities Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs") Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.


Convertible Securities Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.


Investment-Grade Debt Securities Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."


Lower Quality Debt Securities Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-related Securities Certain Funds may invest in mortgage-related securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Pay-in-kind Securities Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.


Step Coupon Securities Certain Funds may invest in step coupon securities. Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

"Stripped" Securities Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the

"SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.


Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax Exempt Securities The Funds, especially the Municipal Income Fund and the Massachusetts Fund (the "Tax Free Income Funds"), may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes (other than the possible incidence of any alternative minimum taxes). Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes. The Massachusetts Fund may invest more than 25% of the value of its total assets in private activity bonds, the interest from which is exempt from both federal and state personal income taxes, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a non-fundamental policy of the Massachusetts Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

The ability of the Tax Free Income Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligations bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

Although the yield of a Tax Free Income Fund generally will be lower than that of another Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. They show what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8% under current federal tax rates, in the case of the Municipal Income Fund, and under combined federal and state tax rates, in the case of the Massachusetts Fund. For example, while a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0% in the Municipal Income Fund, a single person with a taxable income of $40,000 would have to earn a taxable yield of 8.22% to equal a tax-free yield of 6.0%. This example and these tables do not take into account the effects of state income tax, in the case of the Municipal Income Fund, local income taxes, if any, or federal income taxes on social security benefits that may arise as a result of receiving tax-exempt income, or any federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity bonds." Also, a portion of a Tax Free Income Fund's distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.



                Taxable Equivalent Yields - Municipal Income Fund


           Taxable Income*                  2003                   If Tax Exempt Yield Is
           ---------------               Fed. Marg.       4%         5%         6%         7%       8%
Single Return ($)   Joint Return ($)      Tax Rate    Then The Equivalent Taxable Yield Would Be:
-----------------   -----------------    ----------   ------------------------------------------------
    0 - 6,000          0 - 12,000         10.00%       4.44%      5.56%      6.67%      7.78%    8.89%
 6,001 - 27,950      12,001 - 46,700      15.00%       4.71%      5.88%      7.06%      8.24%    9.41%
 27,951 - 67,700    46,701 - 112,850      27.00%       5.48%      6.85%      8.22%      9.59%   10.96%
67,701 - 141,250    112,851 - 171,950     30.00%       5.71%      7.14%      8.57%     10.00%   11.43%
141,251 - 307,050   171,951 - 307,050     35.00%       6.15%      7.69%      9.23%     10.77%   12.31%
307,051 and over    307,051 and over      38.60%       6.51%      8.14%      9.77%     11.40%   13.03%


* This amount represents taxable income as defined in the Code.

                      Tax Free Investing-Massachusetts Fund


                                            2003
                                          Combined              If Tax Exempt Yield Is
           Taxable Income*               MA and Fed.      4%         5%         6%         7%       8%
Single Return ($)    Joint Return ($)     Tax Rate**  Then The Equivalent Taxable Yield Would Be:
-----------------    ----------------    -----------  -----------------------------------------------
    0 - 6,000           0 - 12,000        14.77%       4.69%      5.87%      7.04%      8.21%    9.39%
 6,001 - 27,950       12,001 - 46,700     19.51%       4.97%      6.21%      7.45%      8.70%    9.94%
 27,951 - 67,700     46,701 - 112,850     30.87%       5.79%      7.23%      8.68%     10.13%   11.57%
67,701 - 141,250     112,851 - 171,950    33.71%       6.03%      7.54%      9.05%     10.56%   12.07%
141,251 - 307,050    171,951 - 307,050    38.45%       6.50%      8.12%      9.75%     11.37%   13.00%
307,051 and over     307,051 and over     41.85%       6.88%      8.60%     10.32%     12.04%   13.76%


* This amount represents taxable income as defined in the Code and the Massachusetts tax law. Note that Massachusetts taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions and other items.


** These combined rates reflect the 2003 federal and Massachusetts applicable marginal rates. These rates include the effect of deducting state taxes on a federal return. Depending on economic conditions, the Massachusetts applicable rate may be decreased in future years.


The Tax Free Income Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

Securities in which a Tax Free Income Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Tax Free Income Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Massachusetts Fund.

U.S. Government Securities Certain Funds may invest in some or all of the following U.S. government securities:

o U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

o U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

o Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

      Risk The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

o "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

o "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

o "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risk U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Zero-coupon Securities Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES


Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

-- Market Capitalizations Certain Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.


      -- Small Capitalization Companies - Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.


-- Warrants Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

-- Real estate investment trusts (REITs) Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. A Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

-- Real Estate Securities The AEW Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.


Investment Companies Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.


Emerging Markets Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.


In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.


Depository Receipts Certain Funds may invest in foreign equity securities by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.


Supranational Entities Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Foreign Currency Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS (All Funds)


A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.


Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.


TYPES OF PRACTICES


Repurchase Agreements (All Funds) The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

o Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-issued Securities Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.


Illiquid Securities Illiquid securities are those that are not readily resaleable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings Certain funds may purchase securities of companies that are offered pursuant to an initial public offerings ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.


Privatizations In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

Futures and Options on Tax-Exempt Bonds and Bond Indices Tax Free Income Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Free Income Funds' net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

Swap Contracts Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options The Government Securities Fund may enter into over-the-counter options with respect to U.S. Government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Loomis Sayles has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.


Economic Effects and Limitations Income earned by a Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.


The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.


Short Sales Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. In addition to selling shares short against the box, the Select Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Select Fund's net assets, and the Fund covers such short sales as described in the following paragraph.


In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Select Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.


Insurance on Portfolio Holdings Tax Free Income Funds may obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Free Income Fund, is generally non-cancelable and runs for the life of the security. To the extent that a Tax Free Income Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.

Insurance on the Tax Free Income Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Free Income Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as the premiums for such insurance are paid and, in the judgment of such Funds' subadviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Free Income Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Free Income Funds may purchase lower rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Free Income Funds will be restricted by such standards in the purchase and retention of municipal securities.

The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and (ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Free Income Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

Insurers of the Tax Free Income Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be willing or able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Free Income Funds' subadviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.


Securities Lending (All Funds) The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.


These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading (All Funds) The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Strategies (All Funds) A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                            MANAGEMENT OF THE TRUSTS

      The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.


      The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

                                              Term of                                     Number of
                                             Office and                                   Portfolios
                             Position(s)     Length of                                    in Fund
                              Held with         Time          Principal Occupation(s)     Complex
   Name, Age and Address        Funds          Served           During Past 5 Years       Overseen      Other Directorships Held
--------------------------  --------------  ------------    ----------------------------  ----------  -----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (63)     Trustee         Until       Douglas Dillon Professor and       22     Director, Taubman Centers,
399 Boylston Street                          retirement*    Director of the Belfer                    Inc.
Boston, MA 02116                Contract                    Center of Science for
                               Review and      19 years     International Affairs, John               Board Member, USEC Inc.
                               Governance                   F. Kennedy School of
                               Committee                    Government, Harvard
                                 Member                     University

Daniel M. Cain (58)             Trustee         Until       President and CEO, Cain            22     Trustee, Universal Health
452 Fifth Avenue                             retirement*    Brothers & Company,                       Realty Income Trust
New York, NY 10018            Chairman of                   Incorporated (investment
                               the Audit       7 years      banking)                                  Director, PASC
                               Committee

                                              Term of                                     Number of
                                             Office and                                   Portfolios
                             Position(s)     Length of                                    in Fund
                              Held with         Time          Principal Occupation(s)     Complex
   Name, Age and Address        Funds          Served           During Past 5 Years       Overseen      Other Directorships Held
--------------------------  --------------  ------------    ----------------------------  ----------  -----------------------------
Kenneth J. Cowan (71)           Trustee         Until       Retired                            22     None
399 Boylston Street                          retirement*
Boston, MA 02116              Chairman of
                              the Contract     28 years
                               Review and
                               Governance
                               Committee

Richard Darman (59)             Trustee         Until       Partner, The Carlyle Group         22     Director and Vice Chairman,
                                             retirement*    (investments); formerly,                  AES Corporation
399 Boylston Street             Contract                    Professor, John F. Kennedy
Boston, MA 02116               Review and      7 years      School of Government,
                               Governance                   Harvard University
                               Committee
                                 Member

Sandra O. Moose (61)            Trustee         Until       Senior Vice President and          22     Director, Verizon
One Exchange Place                           retirement*    Director, The Boston                      Communications
Boston, MA 02109                 Audit                      Consulting Group, Inc.
                               Committee       21 years     (management                               Director, Rohm and Haas
                                 Member                     consulting)                               Company

John A. Shane (70)              Trustee         Until       President, Palmer Service          22     Director, Gensym Corporation;
200 Unicorn Park Drive                       retirement*    Corporation (venture capital              Director, Overland Storage,
Woburn, MA 01801                 Audit                      organization)                             Inc.; Director, Abt
                               Committee       21 years                                               Associates Inc.
                                 Member

Pendleton P. White (72)         Trustee         Until       Retired                            22     None
6 Breckenridge Lane                          retirement*
Savannah, GA 31411              Contract
                               Review and      22 years
                               Governance
                               Committee
                                 Member

                                              Term of                                     Number of
                                             Office and                                   Portfolios
                             Position(s)     Length of                                    in Fund
                              Held with         Time          Principal Occupation(s)     Complex
   Name, Age and Address        Funds          Served           During Past 5 Years       Overseen      Other Directorships Held
--------------------------  --------------  ------------    ----------------------------  ----------  -----------------------------
INTERESTED TRUSTEES

John T. Hailer** (42)        President and  Not Applicable  President and Chief                22     None
399 Boylston Street              Chief                      Executive Officer, CDC IXIS
Boston, MA 02116               Executive       3 years      Asset Management
                                Officer                     Distributors, L.P.;
                                                            formerly, Senior Vice
                                                            President, Fidelity
                                Trustee                     Investments

Peter S. Voss*** (56)         Chairman of   Not Applicable  Director, President and            22     Trustee, Harris Associates
399 Boylston Street            the Board                    Chief Executive Officer, CDC              Investment Trust****
Boston, MA 02116                               11 years     IXIS Asset Management North
                                Trustee                     America, L.P.

OFFICERS

Nicholas H. Palmerino (38)   Treasurer      Not Applicable  Senior Vice President, CDC        N/A     N/A
399 Boylston Street                                         IXIS Asset Management
Boston, MA 02116                                            Services, Inc.; Senior Vice
                                                            President, CDC IXIS Asset
                                                            Management Advisers, L.P.;
                                                            formerly, Vice President,
                                                            Loomis, Sayles & Company,
                                                            L.P.

John E. Pelletier (38)       Secretary and  Not Applicable  Senior Vice President,            N/A     N/A
399 Boylston Street          Clerk                          General Counsel, Secretary
Boston, MA 02116                                            and Clerk, CDC IXIS
                                                            Distribution Corporation;
                                                            Senior Vice President,
                                                            General Counsel, Secretary
                                                            and Clerk, CDC IXIS Asset
                                                            Management Distributors,
                                                            L.P.; Senior Vice President,
                                                            General Counsel, Secretary
                                                            and Clerk, CDC IXIS Asset
                                                            Management Advisers, L.P.;
                                                            Executive Vice President,
                                                            General Counsel, Secretary,
                                                            Clerk, and Director, CDC
                                                            IXIS Asset Management
                                                            Services, Inc.

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.

**Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").


***Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc. ; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

****As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

      Each person listed above holds the same position(s) with CDC Nvest Funds Trust I, II, III, CDC Nvest Companies Trust I, CDC Nvest Chas Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Complex"). Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. or CDC IXIS Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.


Standing Board Committees

      The Contract Review and Governance Committee of the CDC Nvest Funds is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I), this Committee held five (5) meetings.

      The Audit Committee of the CDC Nvest Funds is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I) this Committee held four (4) meetings.

Trustee Fees


      The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

      Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.


      During the fiscal year ended December 31, 2002 for CDC Nvest Funds Trust I, II and III, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust.


                                                                            Pension or
                                              Aggregate      Aggregate      Retirement    Estimated         Total
                             Aggregate       Compensation   Compensation     Benefits       Annual      Compensation
                         Compensation from     from CDC       from CDC      Accrued as     Benefits       from the
                          CDC Nvest Funds    Nvest Funds    Nvest Funds    Part of Fund      Upon         CDC Nvest
Name of Trustee              Trust I*         Trust II*      Trust III*      Expenses     Retirement   Funds Complex*+
----------------------   -----------------   ------------   ------------   ------------   ----------   ---------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.             $48,226        $10,607         $5,596             $0           $0           $74,535
Daniel M. Cain                     $49,271        $10,855         $5,831             $0           $0           $76,887
Kenneth J. Cowan                   $52,619        $11,547         $6,005             $0           $0           $81,637
Richard Darman                     $49,334        $10,823         $5,616             $0           $0           $76,410
Sandra O. Moose                    $45,987        $10,131         $5,442             $0           $0           $71,285
John A. Shane                      $45,987        $10,131         $5,442             $0           $0           $71,660
Pendleton P. White                 $49,334        $10,823         $5,616             $0           $0           $76,410

INTERESTED TRUSTEES

Peter S. Voss                           $0             $0             $0             $0           $0                $0
John T. Hailer                          $0             $0             $0             $0           $0                $0

*Amounts include payments deferred by trustees for 2002. The total amount of deferred compensation for all periods through December 31, 2002 accrued for the trustees follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

+Total Compensation represents amounts paid during 2002 to a trustee for serving on the board of trustees of seven (7) trusts with a total of twenty-two (21) funds as of December 31, 2002.

      During the fiscal year ended January 31, 2003 for CDC Nvest Companies Trust I and AEW Real Estate Income Fund, the trustees of the Trusts received the amounts set forth in the following table for serving as trustee of the Trusts:

                                Aggregate Compensation    Aggregate Compensation
                               from CDC Nvest Companies       from AEW Real
Name of Trustee                        Trust I*            Estate Income Fund*
----------------------------   ------------------------   ----------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.                   $904                     $1,285
Daniel M. Cain                           $941                     $1,887
Kenneth J. Cowan                         $968                     $1,887
Richard Darman                           $905                     $1,660
Sandra O. Moose                          $878                     $1,285
John A. Shane                            $878                     $1,660
Pendleton P. White                       $905                     $1,660

INTERESTED TRUSTEES

Peter S. Voss                              $0                         $0
John T. Hailer                             $0                         $0

*Amounts include payments deferred by trustees for January 2003. The total amount of deferred compensation for all periods through January 2003 accrued for the trustees follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

      The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

      At April 3, 2003, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.

      As of December 31, 2002, the trustees had the following ownership in the
Funds:

                                                                                                   Aggregate Dollar
                                                                                                    Range of Equity
                                                                                                   Securities in All
                                                                                                      Registered
                                                                                                 Investment Companies
                                                                                                  Overseen by Trustee
                                                Dollar Range of Equity                               in Family of
   Name of Trustee                            Securities in the Fund(s)*                         Investment Companies*
-----------------------   --------------------------------------------------------------------   ---------------------
INDEPENDENT TRUSTEES

Graham T. Allison Jr.     -AEW Real Estate Fund - E               Star Advisers Fund - E                 E

                          Targeted Equity Fund - E

                                                                                                   Aggregate Dollar
                                                                                                    Range of Equity
                                                                                                   Securities in All
                                                                                                      Registered
                                                                                                 Investment Companies
                                                                                                  Overseen by Trustee
                                                Dollar Range of Equity                               in Family of
   Name of Trustee                            Securities in the Fund(s)*                         Investment Companies*
-----------------------   --------------------------------------------------------------------   ---------------------
Daniel M. Cain            Star Small Cap Fund - D                                                        D

Kenneth J. Cowan          AEW Real Estate Fund - C                Bond Income Fund - C                   E
                          Government Securities Fund - B          Capital Growth Fund - B
                          High Income Fund - B                    Growth and Income Fund - B
                          Limited Term U.S. Government Fund - B   Large Cap Growth Fund - B
                          Small Cap Growth Fund - B               Short Term Bond Fund - E
                          Star Small Cap Fund - B                 Star Advisers Fund - C
                          Star Worldwide Fund - B                 Star Value Fund - C
                          Targeted Equity Fund - C                Strategic Income Fund - C
                          Select Fund - B

Richard Darman            Star Advisers Fund - D                  Star Worldwide Fund - D                E
                          Targeted Equity Fund - D

Sandra O. Moose           Star Advisers Fund - E                                                         E

John A. Shane             A                                                                              A

Pendleton P. White        Growth and Income Fund - B              High Income Fund - B                   B
                          Star Worldwide Fund - B

                                                       Aggregate Dollar Range of
                                                       Equity Securities in All
                                                         Registered Investment
                                                         Companies Overseen by
                          Dollar Range of Equity         Trustee in Family of
Name of Trustee           Securities in the Fund(s)*     Investment Companies*
-------------------       --------------------------   -------------------------

INTERESTED TRUSTEES

John T. Hailer            Growth and Income Fund - C                   D
                          Star Growth Fund - C

Peter Voss                AEW Real Estate Fund - E                     E


*     A. None
      B. $1 - 10,000
      C. $10,001 - $50,000
      D. $50,001 - $100,000
      E. over $100,000

Advisory and Subadvisory Agreements


      Each Fund's advisory agreement with CDC IXIS Advisers (with AEW Management and Advisors, L.P. ("AEW") in the case of the AEW Real Estate Fund, and with Capital Growth Management Limited Partnership ("CGM") in the case of Targeted Equity Fund) provides that the adviser (CDC IXIS Advisers, AEW or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.


      Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")


      Each Fund's advisory agreement and (except in the case of AEW Real Estate Fund and Targeted Equity Fund) each Fund's subadvisory agreement(s) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually
(i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Trust has received an exemptive order from the SEC that permits CDC IXIS Advisers to amend existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without obtaining shareholder approval, if approved by the Fund's Board of Trustees. Before a Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.


      Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      CDC IXIS Advisers oversees the portfolio management services provided to the Funds by each of the subadvisers. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Advisers and CIS also provide each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. CDC IXIS Advisers does not, however, determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of a Star Fund) or may be acquired for one Fund (or segment of a Star Fund) at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment). Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its segment or segments of a Star Fund, and does not aggregate its transactions with those of the other subadvisers, a Star Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

      CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Advisers will either enter into an agreement with another subadviser to manage the Fund or Star Fund segment or allocate the segment's assets among the other segments of the Star Fund.

Board Approval of the Existing Advisory and Subadvisory Agreements

      The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory and subadvisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory and subadvisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.


      In connection with their meetings, the trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's and/or subadviser's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the advisers' and subadvisers' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the adviser or subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers and/or subadvisers.


      The Board of Trustees most recently approved the renewal of the advisory and subadvisory agreements at their meeting held on May 10, 2002. In considering the advisory and subadvisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory and subadvisory agreements included the following:

      o the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

      o whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

      o the nature, quality, cost and extent of administrative and shareholder services performed by the advisers, subadvisers and affiliated companies, under the existing advisory and subadvisory agreements and under separate agreements covering transfer agency functions and administrative services.

      o each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers and subadvisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

      o the level of the advisers' and subadvisers' profits in respect of the management of the Funds. They considered the profits realized by the advisers and subadvisers in connection with the operation of each Fund.

      o whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory and subadvisory agreements should be continued until June 1, 2003.

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds


      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

      CDC IXIS Asset Management North America is an indirect subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary investment management subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major French diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC IXIS Asset Management is owned 80% by CDC IXIS, a French investment bank that in turn is owned jointly by CDC and Eulia. Eulia, a French financial institution, is a joint venture between CDC and the Caisse Nationale des Caisses d'Epargne, an association of French savings banks. CDC owns 35% of the Caisse Nationale des Caisses d'Epargne. The remaining 20% of CDC IXIS Asset Management is owned by CNP Assurances, a leading French insurance company. CDC owns 37% of CNP Assurances. The main place of business of CDC IXIS Asset Management is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Eulia and Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

      CDC IXIS Asset Management North America has 1 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units.

      AEW Management and Advisors, L.P. ("AEW") is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in AEW. AEW is the adviser of the AEW Real Estate Fund.

      Capital Growth Management, L.P. ("CGM") is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. CDC IXIS Asset Management North America owns a majority limited partnership interest in CGM. In addition to advising CDC Nvest Funds, CGM acts as investment adviser of CGM Capital Development Fund and CGM Trust and also provides investment advice to other mutual funds and other institutional and individual clients.

      Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was established in 1976 in order to provide investment management services for institutions and mutual funds. Mercury Advisors is affiliated with Merrill Lynch Investment Managers ("MLIM"). Mercury Advisors is a limited partnership and is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      Hansberger Global Investors, Inc. ("Hansberger") was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc. Hansberger specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of CDC IXIS Asset Management North America.

      Harris Associates L.P. ("Harris Associates") was organized in 1976 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

      Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

      Miller Anderson is a Delaware corporation incorporated on September 19, 1990, and a wholly-owned subsidiary of Morgan Stanley. Miller Anderson conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley Investment Management, Inc. is a subadviser to the Star Growth Fund, and does business in certain instances as Miller Anderson.


      RS Investment Management, L.P. ("RS Investments ") was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RS Investments, from BankAmerica Corporation.

      Salomon Brothers Asset Management Inc ("Salomon Brothers") was founded in 1987 and provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals. Salomon Brothers is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup").


      Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Vaughan Nelson.

      Westpeak Global Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.


      Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees


      AEW Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its CDC Nvest Funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities, which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

      CGM The other investment companies and clients served by CGM sometimes invest in securities in which its CDC Nvest Funds also invest. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

      Hansberger Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its CDC Nvest Funds effect their securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its CDC Nvest Funds. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its CDC Nvest Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its CDC Nvest Funds will not be disproportionate to the benefits received by it on a continuing basis. If purchase or sale of securities consistent with the investment policies of the CDC Nvest Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its CDC Nvest Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its CDC Nvest Funds and other participating clients will be allocated securities on a prorated basis.

      Harris Associates Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its CDC Nvest Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the CDC Nvest Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

      Loomis Sayles Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the CDC Nvest Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

      Mercury Advisors Because of different objectives or other factors, a particular security may be bought for one or more clients of Mercury Advisors or an affiliate (including Merrill Lynch) when one or more clients of Mercury Advisors or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its CDC Nvest Fund or other clients or funds for which Mercury Advisors or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Mercury Advisors or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Miller Anderson Some securities considered for investment for its CDC Nvest Funds may also be appropriate for other clients serviced by Miller Anderson. Miller Anderson may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security. Transactions involving combined orders are allocated in a manner deemed to be equitable. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by Miller Anderson is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by Miller Anderson.

      RS Investments RS Investments manages some of the CDC Nvest Funds and serves as an investment adviser or sub-adviser to other mutual funds and separate accounts. Investment decisions for the CDC Nvest Funds and for other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs staffs of portfolio managers who draw upon a variety of resources for research information.


      Salomon Brothers In addition to buying and selling securities for its CDC Nvest Funds, Salomon Brothers buys and sells securities for other clients, and may buy or sell securities for one or more clients, including its CDC

Nvest Funds, simultaneously. In accordance with applicable law, Salomon Brothers may, but is not obliged to, combine or "bunch" orders for the same security. In order to ensure that no client account is disadvantaged in a bunched transaction, each client participates at the average share price for all of the Salomon Brothers' transactions in that security on that day for such bunched order. Securities purchased or sold in a bunched transaction generally are allocated pro-rata to participating client accounts, but may be allocated according to a different method, provided that such allocation is deemed by Salomon Brothers to be fair and equitable and consistent with Salomon Brothers' fiduciary responsibilities to its clients.

      Allocation decisions may vary from transaction to transaction and depend upon factors, including but not limited to the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. In the event that a pro-rata allocation would cause one or more participating accounts to receive a small number of securities so as not, in Salomon Brothers' determination, to be meaningfully beneficial to such accounts(s), Salomon Brothers may allocate the securities to client accounts in a manner determined in good faith to be fair and equitable.


      Vaughan Nelson In addition to managing its CDC Nvest Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, a "blocked order". Blocked orders are averaged as to the price and are generally allocated on a prorata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

      Westpeak Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which its CDC Nvest Funds also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold.

Description of the Multi-adviser Approach of the Star Funds and Balanced Fund

      CDC IXIS Advisers believes that the multi-adviser approach to equity investing of the Star Funds and Balanced Fund - one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios - offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a Fund will in fact achieve superior or less variable results over any period of time.


      On a daily basis, capital activity will be allocated equally by CDC IXIS Advisers among the segments of each Star Fund. However, CDC IXIS Advisers may, subject to review of the applicable Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

      The Board of Trustees of the Trusts has adopted asset allocation guidelines for the Star Funds to ensure that no segment of any Star Fund becomes too large or too small relative to the other segments of that Star Fund due to performance, market conditions or other factors. CDC IXIS Advisers will generally monitor the asset allocation of the various Star Funds' segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. CDC IXIS Advisers may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Distribution Agreements and Rule 12b-1 Plans Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

      The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

      Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class C shares.)

      Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.


      The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

      Prior to 1993, reimbursable expenses of the Distributor could be carried forward for reimbursement in future years. Subsequently, the Class A Plan for each Fund was amended to stop allowing new sums to be carried forward and the Distributor was only permitted to carry forward sums that had already accrued. The amounts of unreimbursed Class A expenses carried over into 2003 from previous plan years were as follows:

            Fund                   Amount Carried Forward        Amendment Date*
----------------------------       ----------------------        ---------------
         Star Value                       $1,651,994                 9/13/93
       Targeted Equity                    $2,030,882                 6/01/93
         Bond Income                      $1,919,349                 9/13/93
       Capital Growth                       $563,284                 9/13/93
    Government Securities                 $1,583,658                 9/24/93
      Municipal Income                    $1,700,600                 9/13/93
Limited Term U.S. Government              $2,272,723                 9/24/93
    International Equity                    $514,256                 9/13/93


*The Amendment Date is the date that the plans were amended to stop allowing new sums to be added to the amount being carried forward.

      Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

      Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

      Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

      Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other CDC Nvest Funds. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the CDC Nvest Funds based on their relative net assets. Expenses allocated to each CDC Nvest Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.


      The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

      The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

      The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

      With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.


      Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.


      The Distributor controls the words "CDC Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trusts or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

      The portion of the various fees and expenses for Classes A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

Income Funds


      For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

All Income Funds Except Limited Term U.S. Government Funds


                                              Maximum                                         Maximum                 Maximum
                                            Sales Charge        Maximum Reallowance         First Year               First Year
                                         Paid by Investors         or Commission            Service Fee             Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
Less than $100,000                            4.50%                   4.00%                   0.25%                   4.25%
$100,000 - $249,999                           3.50%                   3.00%                   0.25%                   3.25%
$250,000 - $499,999                           2.50%                   2.15%                   0.25%                   2.40%
$500,000 - $999,999                           2.00%                   1.70%                   0.25%                   1.95%

Investments of $1 million or more

First $3 million                              none                    1.00%(1)                0.25%                   1.25%
Excess over $3 million                        none                    0.50%(1)                0.25%                   0.75%

Investments with no Sales                     none                    0.00%                   0.25%                   0.25%
Charge (2)

Limited Term U.S. Government Funds

                                              Maximum                                         Maximum                 Maximum
                                            Sales Charge        Maximum Reallowance         First Year               First Year
                                         Paid by Investors         or Commission            Service Fee             Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
Less than $100,000                            3.00%                   2.70%                   0.25%                   2.95%
$100,000 - $249,999                           2.50%                   2.15%                   0.25%                   2.40%
$250,000 - $499,999                           2.00%                   1.70%                   0.25%                   1.95%
$500,000 - $999,999                           1.25%                   1.00%                   0.25%                   1.25%

Investments of $1 million or more

First $3 million                              none                    1.00%(1)                0.25%                   1.25%
Excess over $3 million                        none                    0.50%(1)                0.25%                   0.75%

Investments with no                           none                    0.00%                   0.25%                   0.25%
Sales Charge (2)


For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:


Limited Term U.S. Government Fund


                                         Maximum Front-End
                                         Sales Charge Paid      Maximum Reallowance     Maximum First Year      Maximum First Year
                                           by Investors            or Commission            Service Fee            Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
All amounts for Class B                       none                    2.75%                   0.25%                   3.00%
Class C amounts purchased at NAV (1)          none                    1.00%                   0.00%                   1.00%
All other amounts for Class C                 1.00%                   2.00%                   0.00%                   2.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

High Income, Strategic Income, Bond Income and Government Securities Funds (Class B only for Government Securities Funds)

                                         Maximum Front-End
                                         Sales Charge Paid      Maximum Reallowance     Maximum First Year      Maximum First Year
                                           by Investors            or Commission            Service Fee            Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
All amounts for Class B                       none                    3.75%                   0.25%                   4.00%
Class C amounts purchased at NAV (1)          none                    1.00%                   0.00%                   1.00%
All other amounts for Class C                 1.00%                   2.00%                   0.00%                   2.00%

Municipal Income Fund


         For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Municipal Income Fund that are paid to securities dealers are shown below:


Municipal Income Fund

                                              Maximum                                         Maximum                 Maximum
                                            Sales Charge        Maximum Reallowance         First Year               First Year
                                         Paid by Investors         or Commission            Service Fee             Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
Less than $100,000                            4.50%                   4.00%                   0.25%                   4.25%
$100,000 - $249,999                           3.50%                   3.00%                   0.25%                   3.25%
$250,000 - $499,999                           2.50%                   2.15%                   0.25%                   2.40%
$500,000 - $999,999                           2.00%                   1.70%                   0.25%                   1.95%

Investments of $1 million or more

First $3 million                              none                    1.00%(1)                0.25%                   1.25%
Excess over $3 million                        none                    0.50%(1)                0.25%                   0.75%

Investments with no Sales Charge (2)          none                    0.00%                   0.25%                   0.25%

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                                         Maximum Front-End
                                         Sales Charge Paid      Maximum Reallowance     Maximum First Year      Maximum First Year
                                           by Investors            or Commission            Service Fee            Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
All amounts for Class B                       None                    3.75%                   0.25%                   4.00%

Massachusetts Fund


      For Class A shares of the Massachusetts Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                              Maximum                                         Maximum                 Maximum
                                            Sales Charge        Maximum Reallowance         First Year               First Year
                                         Paid by Investors         or Commission            Service Fee             Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
Less than $50,000                             4.25%                   3.75%                   0.25%                   4.00%
$50,000 - $99,999                             4.00%                   3.50%                   0.25%                   3.75%
$100,000 - $249,999                           3.50%                   3.00%                   0.25%                   3.25%
$250,000 - $499,999                           2.50%                   2.15%                   0.25%                   2.40%
$500,000 - $999,999                           2.00%                   1.70%                   0.25%                   1.95%

Investments of $1 million or more

First $3 million                              none                    1.00%(1)                0.25%                   1.25%
Excess over $3 million                        none                    0.50%(1)                0.25%                   0.75%
Investments with no Sales Charge (2)          none                    0.00%                   0.25%                   0.25%

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for the Massachusetts Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                                                                              Maximum                 Maximum
                                                                Maximum Reallowance         First Year               First Year
                                                                   or Commission            Service Fee             Compensation
Investment                                                     (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------                           ---------------------   ---------------------   ---------------------
All amounts for Class B                                               3.75%                   0.25%                   4.00%

Equity Funds and Star Funds


      For Class A shares of the Equity Funds and the Star Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Equity and Star Funds that are paid to securities dealers are shown below:


                                              Maximum                                         Maximum                 Maximum
                                            Sales Charge        Maximum Reallowance         First Year               First Year
                                         Paid by Investors         or Commission            Service Fee             Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
Less than $50,000*                            5.75%                   5.00%                   0.25%                   5.25%
$50,000 - $99,999                             4.50%                   4.00%                   0.25%                   4.25%
$100,000 - $249,999                           3.50%                   3.00%                   0.25%                   3.25%
$250,000 - $499,999                           2.50%                   2.15%                   0.25%                   2.40%
$500,000 - $999,999                           2.00%                   1.70%                   0.25%                   1.95%

Investments of $1 million or more

First $3 Million                              none                    1.00%(1)                0.25%                   1.25%
Excess over $3 Million                        none                    0.50%(1)                0.25%                   0.75%
Investments with no Sales Charge(2)           none                    0.00%                   0.25%                   0.25%

* (Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds and the Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                                         Maximum Front-End
                                         Sales Charge Paid      Maximum Reallowance     Maximum First Year      Maximum First Year
                                           by Investors            or Commission            Service Fee            Compensation
Investment                             (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------   ---------------------   ---------------------   ---------------------   ---------------------
All amounts for Class B                       None                    3.75%                   0.25%                   4.00%
Class C amounts purchased at NAV (1)          None                    1.00%                   0.00%                   1.00%
All other amounts for Class C                 1.00%                   2.00%                   0.00%                   2.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Equity Funds and Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

All Funds

      Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

      For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

      The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at CDC Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

The commissions and sales charges for the last three fiscal years were allocated as follows:

CDC NVEST TRUST I


                                                           12/31/00     12/31/01     12/31/02
                                                          ----------   ----------   ----------
Total commissions on sales of Class A shares              $7,347,997   $3,227,553   $2,020,945
          Amount reallowed to other securities dealers    $6,408,805   $2,813,759   $1,771,806
          Amount retained by Distributor                    $939,192     $413,794     $249,139

Total CDSCs on redemptions of Classes A, B and C shares   $3,045,740   $2,711,885   $2,994,886
          Amount paid to FEP Capital, L.P.                $2,809,976   $2,638,993   $2,925,808
          Amount retained by Distributor*                   $235,764      $72,892      $69,078


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST TRUST II


                                                           12/31/00     12/31/01     12/31/02
                                                          ----------   ----------   ----------
Total commissions on sales of Class A shares                $991,221     $498,712     $342,644
          Amount reallowed to other securities dealers      $865,094     $434,971     $302,974
          Amount retained by Distributor                    $126,127      $63,741      $39,670

Total CDSCs on redemptions of Classes A, B and C shares     $925,772     $610,331     $580,262
          Amount paid to FEP Capital, L.P.                  $900,489     $584,849     $546,418
          Amount retained by Distributor*                    $25,283      $25,482      $33,844


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.

CDC NVEST TRUST III


                                                           12/31/00     12/31/01     12/31/02
                                                          ----------   ----------   ----------
Total commissions on sales of Class A shares                 $67,184     $968,230     $960,935
          Amount reallowed to other securities dealers       $58,409     $867,217     $836,537
          Amount retained by Distributor                      $8,775     $101,013     $124,398

Total CDSCs on redemptions of Classes A, B and C shares      $63,607     $122,392     $452,097
          Amount paid to FEP Capital, L.P.                   $63,187     $115,155     $382,823
          Amount retained by Distributor*                       $420       $7,237      $69,274


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST COMPANIES TRUST I


                                                            1/31/01      1/31/02      1/31/03
                                                          ----------   ----------   ----------
Total commissions on sales of Class A shares                 $17,176      $93,187     $135,998
          Amount reallowed to other securities dealers       $15,047      $81,047     $118,572
          Amount retained by Distributor                      $2,129      $12,140      $17,426

Total CDSCs on redemptions of Classes A, B and C shares           $0       $2,388      $34,634
          Amount paid to FEP Capital, L.P.                        $0       $1,908      $32,065
          Amount retained by Distributor*                         $0         $480       $2,569


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Companies Trust I.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trusts' custodian. As such, IBT holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, IBT receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.


Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses, and the financial statements contained in the Funds' annual reports for the year ended December 31, 2002 (January 31, 2003 for the AEW Real Estate Fund) and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of said firm as experts in auditing and accounting.


Other Arrangements

      Pursuant to a contract between the Trusts and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For these services CIS received the following fees from the Funds for the fiscal year ended December 31, 2002:


Fund                                         Fiscal Year Ended December 31, 2002
----------------------------                 -----------------------------------
AEW*                                                        $71,324
Balanced                                                   $353,904
Bond Income                                                $425,926
Capital Growth                                             $367,794
Government Securities                                      $145,812
Growth and Income                                          $894,117
High Income                                                $103,655
International Equity                                       $155,751
Large Cap Growth                                           $126,745
Limited Term U.S. Government                               $224,651

Fund                                         Fiscal Year Ended December 31, 2002
----------------------------                 -----------------------------------
Massachusetts                                              $167,287
Municipal Income                                           $242,523
Select                                                     $512,989
Star Advisers                                            $2,683,340
Star Growth                                                $243,167
Star Small Cap                                             $412,941
Star Value                                                 $546,585
Star Worldwide                                             $485,021
Strategic Income                                           $348,358
Targeted Equity                                          $3,111,797


*For the fiscal year ended January 31, 2003.

      CIS has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

      In addition, during the fiscal year ended December 31, 2002, CIS performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities.

      For these services CIS received the following fees from the Funds for the fiscal years ended December 31, 2000, 2001 and 2002 (as noted, certain Funds had different fiscal year ends):


                                                  Fiscal Year Ended December 31,
                                                  ------------------------------
Fund                                                2000       2001       2002
----------------------------                      --------   --------   --------
Balanced                                           $72,761    $63,803    $70,972
Bond Income                                       $107,368   $150,335   $181,783
Capital Growth                                     $93,578    $74,676    $57,966
Government Securities                              $29,718    $41,391    $52,701
Growth and Income                                 $200,274   $190,310   $158,120
High Income                                        $46,176    $42,424    $32,625
International Equity                               $42,639    $34,862    $23,636
Large Cap Growth**                                 $76,480    $17,644    $70,000
Limited Term U.S. Government                       $53,070    $64,921    $78,121
Massachusetts                                      $34,415    $47,060    $56,477

                                                  Fiscal Year Ended December 31,
                                                  ------------------------------
Fund                                                2000       2001       2002
----------------------------                      --------   --------   --------
Municipal Income                                   $55,603    $74,157    $85,701
Select**                                                --    $55,808    $70,000
Star Advisers                                     $582,494   $527,505   $467,413
Star Growth*                                       $96,610    $15,781   $100,000
Star Small Cap                                     $90,439    $85,996    $72,774
Star Value                                         $78,585    $94,408    $91,232
Star Worldwide                                     $98,789    $91,945    $80,628
Strategic Income                                  $104,135   $118,473   $124,140
Targeted Equity                                   $636,976   $557,169   $515,966

      *For the fiscal year ended June 30, 2001, the period from July 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.


      **For the fiscal year ended September 30, 2001, the period from October 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.

      For these services CIS received the following fees from the AEW Real Estate Fund for the fiscal years ended January 31, 2001, 2002 and 2003:


                                                   Fiscal Year Ended January 31,
                                                  ------------------------------
Fund                                                  2001       2002       2003
--------------------                              --------   --------   --------
AEW Real Estate Fund                               $18,482     $3,109    $12,987


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

All Income Funds. In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

All Equity Funds. In placing orders for the purchase and sale of equity securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Funds or Segments Advised by CGM. In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

      Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

Funds or Segments Sub-Advised by Harris Associates. In placing orders for the purchase and sale of portfolio securities for the CDC Nvest Funds, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.


      Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


      Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the NASD, and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of the CDC Nvest Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

      Harris Associates may cause the CDC Nvest Funds to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Funds or Segments Sub-Advised by Hansberger. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its Fund and for the placement of its Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

      In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, Hansberger may, upon directions of the Trustees or the Fund, consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute its Fund's portfolio transactions.

      Subject to best execution, Hansberger may cause its Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

      Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

      Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its Fund and other advisory clients.

      Twice a year, Hansberger, through a committee of its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.

      Hansberger may direct the purchase of securities on behalf of its Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

      Hansberger is responsible for selecting brokers in connection with non-U.S. securities transactions. Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds or Segments Sub-Advised by Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

      Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

      Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

      The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

      If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

      In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

      Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

      Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

      For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.


Funds or Segments Sub-Advised by Mercury Advisors. Subject to policies established by the Board of Trustees, Mercury Advisors is primarily responsible for the execution of its Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Trustees, Mercury Advisors may have an obligation to deal with a particular dealer or group of dealers in the execution of transactions in portfolio securities of the Fund but otherwise does not use any particular broker or dealer. In executing transactions with brokers and dealers, Mercury Advisors seeks to obtain the best results for its Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operations facilities of the firm and the firm's risk in positioning a block of securities. While Mercury Advisors generally seeks reasonably competitive commission rates, its Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which its Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      Subject to obtaining the best net results, brokers who provide supplemental investment research services to Mercury Advisors may receive orders for transactions by its Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by Mercury Advisors under its Subadvisory Agreement, and the expense of Mercury Advisors will not necessarily be reduced as a result of the receipt of such supplemental information. If, in the judgment of Mercury Advisors, its Fund will benefit from supplemental research services, Mercury Advisors is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which Mercury Advisors exercises investment discretion. Conversely, its Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

      Mercury Advisors anticipates that its brokerage transactions for its Fund involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although Mercury Advisors will endeavor to achieve the best net results in effecting portfolio transactions for its Fund. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

      When trading in securities markets with dealers on a principal basis, including in the OTC market, Mercury Advisors will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of Mercury Advisors may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Mercury Advisors may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by Miller Anderson. In seeking best execution on portfolio transactions, Miller Anderson will consider all matters it deems relevant, which may include the following: Miller Anderson's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Miller Anderson's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.


      Although Miller Anderson generally seeks competitive commission rates and dealer spreads, the Fund advised by Miller Anderson will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. In addition, the Fund may pay higher commission rates or markups than the lowest available when Miller Anderson believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. Miller Anderson uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client.

      When trading in securities markets with dealers on a principal basis, including in the OTC market, Miller Anderson will not deal with affiliated persons, including Morgan Stanley & Co., Inc. ("Morgan Stanley") and its affiliates, in connection with such transactions. However, an affiliated person of Miller Anderson may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Miller Anderson may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Morgan Stanley is a member or in a private placement in which Morgan Stanley or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.


Funds or Segments Sub-Advised by RS Investments. It is the policy of RS Investments, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this Fund in the future, and the financial strength and stability of the broker.

      Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investments may execute transactions with brokerage firms which provide research services and products to RS Investments. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investments in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investments to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investments may receive a benefit from these research services and products that is not passed on, in the form of a direct monetary benefit, to this Fund. If RS Investments determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investments may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investments determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investments. Subject to the standards outlined in this and the preceding paragraph, RS Investments may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investments to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

      Research services and products may be useful to RS Investments in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investments from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

      Subject to the policy of seeking the best execution of orders, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this Fund.

      Because selection of executing brokers is not based solely on net commissions, the Funds advised by RS Investments may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investments will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investments to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investments, better prices and execution are available elsewhere.


Funds or Segments Sub-Advised by Salomon Brothers. Salomon Brothers buys and sells securities for its CDC Nvest Funds, subject to overall review by the Board of Trustees. Although investment decisions of the Fund are made independently from those of other accounts managed by Salomon Brothers, investments of the type that the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by Salomon Brothers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by Salomon Brothers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the segment or the size of the position obtained or disposed of by the Fund.


      Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by Salomon Brothers in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of Salomon Brothers in allocating transactions are availability of the desired security and prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to Salomon Brothers may receive orders for portfolio transactions by the Fund. Such information is received in addition to, not in lieu of, services required to be performed by Salomon Brothers, and the fees of Salomon Brothers are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to Salomon Brothers in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to Salomon Brothers in carrying out its obligations to the Fund.

      The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which Salomon Brothers is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but are not subject to a similar limitation.

      In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Salomon Brothers seeks the best overall terms available. In assessing the best overall terms available for any transaction, Salomon Brothers will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of any commission, for both the specific transaction and on a continuing basis. In addition, Salomon Brothers, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, may consider the brokerage and research services provided to the segment by prospective brokers or dealers, the other funds and/or other accounts over which Salomon Brothers or its affiliates exercise investment discretion.

Funds or Segments Sub-Advised by Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.


      Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the NASD, Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


      In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Trust and its other clients. Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

Funds or Segments Sub-Advised by Westpeak. In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

General


      Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.


      Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the Star Funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same Star Fund (but not affiliates of the subadviser to such segment or of CDC IXIS Advisers and its affiliates).

      To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that an adviser or subadviser will seek best execution.

      It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES


      CDC Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I"; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I." The Trust has fourteen separate portfolios. Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial Fund of the Trust (now the Government Securities Fund) commenced operations on September 16, 1985. International Equity Fund commenced operations on May 22, 1992. Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. Large Cap Growth Fund and Star Growth Fund were organized in 2001 and commenced operations on November 16, 2001 and November 30, 2001, respectively. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:


            Corporation                       Date of Commencement of Operations
-----------------------------------           ----------------------------------
NEL Growth Fund, Inc.*                                        1968
NEL Retirement Equity Fund, Inc.**                            1970
NEL Equity Fund, Inc.***                                      1968
NEL Income Fund, Inc.****                                     1973
NEL Tax Exempt Bond Fund, Inc.*****                           1977

* Predecessor of the Targeted Equity Fund (prior to November 12, 2001, the name of the Fund was "CDC Nvest Growth Fund")

** Predecessor of the Star Value Fund (prior to February 28, 2000, the name of the Fund was "Nvest Value Fund")

***   Predecessor of the Balanced Fund

****  Predecessor of the Bond Income Fund

***** Predecessor of the Municipal Income Fund


      CDC Nvest Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Growth and Income
Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization - from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." The Trust has four separate portfolios. High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."

      CDC Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. The name of the Trust was "New England Funds Trust III" from the date of its organization until January 2000; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust III," and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust III." The Trust has one portfolio. CDC Nvest Select Fund was organized in 2001 and commenced operations March 15, 2001.

      CDC Nvest Companies Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust was "Nvest Companies Trust I" from the date of its organization until May 2001 when the name was changed to "CDC Nvest Companies Trust I." The Trust had one portfolio. The AEW Real Estate Fund commenced operations on September 1, 2000.

      The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

      The shares of all the Funds (except as noted in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class
Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

      The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

      The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.


      The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.


Voting Rights

      Shareholders of all Funds other than the AEW Real Estate Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders of the AEW Real Estate Fund are entitled to one full vote for each dollar of net asset value (number of shares owned multiplied by net asset value per share) of the Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

      All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.


      There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

      Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.


      No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.


Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

      The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of all four Trusts.

Code of Ethics

      The Funds, their advisers and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

                               PORTFOLIO TURNOVER


      A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal period ended December 31, 2002 was significantly higher for the Large Cap Growth Fund, the Star Growth Fund, the High Income Fund and the Strategic Income Fund compared to the prior fiscal period due to, among other things, the extreme volatility in the financial markets during the last several years. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.


      Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

                                HOW TO BUY SHARES

      The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

      For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

      Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this Statement.

      A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

      The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

      If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

      The method for determining the public offering price and net asset value per share is summarized in the Prospectus.


      The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in CDC IXIS Advisers' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

      Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

      Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

      The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.

                              REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below.

      Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or CDC Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

      Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

      A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

      A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

      The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

      State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

      Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange with another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

      Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

      Clients of Advisers or Subadvisers. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

      Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

      Investment Advisory Accounts. Class A or Class C shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

      Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Advisers, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase.

      Certain Retirement Plans. Class A and Class C shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

      Bank Trust Departments or Trust Companies. Class A and Class C shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

      Certain Accounts of Targeted Equity Fund. For accounts established prior to February 28, 1997, having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.


      The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.


                              SHAREHOLDER SERVICES

Open Accounts


      A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

      The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

      The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

      Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

      This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

      The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

      The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

      The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.


      The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the foregoing discussion. An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.


      Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

      An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

      A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

      In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

      All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

      Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

      It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

      Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

      You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege


      A shareholder may exchange the shares of any Fund for shares of the same class of an other CDC Nvest Fund (subject to the investor eligibility requirements, if any, of the CDC Nvest Fund into which the exchange is being made and any other limits on the sales of or exchanges into that Fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Funds for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of a CDC Nvest Fund subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a CDC Nvest Fund without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.


      Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

      Before requesting an exchange into any other CDC Nvest Fund or any Money Market Fund, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

The investment objectives of the CDC Nvest Funds and the Money Market Funds as set forth in their prospectuses are as follows:

Equity Funds:

      CDC Nvest AEW Real Estate Fund seeks to provide investors with above-average income and long-term growth of capital.

      CDC Nvest Select Fund seeks long-term capital appreciation.

      CDC Nvest Targeted Equity Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

      CDC Nvest Capital Growth Fund seeks long-term growth of capital.

      CDC Nvest Balanced Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

      CDC Nvest Growth and Income Fund seeks opportunities for long-term capital growth and income.

      CDC Nvest International Equity Fund seeks total return from long-term capital growth and dividend income.



      CDC Nvest Large Cap Growth Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential.



Star Funds:

      CDC Nvest Star Advisers Fund seeks long-term growth of capital.

      CDC Nvest Star Worldwide Fund seeks long-term growth of capital.

      CDC Nvest Star Small Cap Fund seeks capital appreciation.

      CDC Nvest Star Value Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

      CDC Nvest Star Growth Fund seeks long-term growth of capital.

Income Funds:

      CDC Nvest Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

      CDC Nvest Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

      CDC Nvest Strategic Income Fund seeks high current income with a secondary objective of capital growth.

      CDC Nvest Bond Income Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

      CDC Nvest High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Tax Free Income Funds:

      CDC Nvest Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers, which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

      CDC Nvest Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal and Massachusetts personal income taxes.

Money Market Funds:

      CDC Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

      CDC Nvest Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.


As of December 31, 2002, the net assets of the CDC Nvest Funds and the Money Market Funds totaled approximately $4.1 billion.


Automatic Exchange Plan (Classes A, B and C Shares)

      As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges

      The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R)and Web Site


            CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.


            Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

      The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

      The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

      You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

      You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

      You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

      CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

      The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

      Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

      CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:


      CDC Nvest Funds
      P. O. Box 219579
      Kansas City, MO 64121-9579


Notification may also be made by calling 800-225-5478 during normal business hours.

                                   REDEMPTIONS

            The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

      To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

      Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

      If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.


      In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

      Check writing is available on Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Massachusetts Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.


      The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

      The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

      The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

      The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

      A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

      In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

      The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.


Small Account Policy

      When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees


Reinstatement Privilege (Class A and Class C shares only)

      The Prospectus describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

      Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                          STANDARD PERFORMANCE MEASURES

Calculations of Yield

      Each Fund may advertise the yield of each class of its shares. Yield for each class will be computed pursuant to a formula prescribed by the SEC by annualizing net investment income per share earned for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

      Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

      Each of the Tax Free Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."

      At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

      Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

      Calculation of Total Return and Average Annual Total Return. Total return (including average annual total return) is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show total return, average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) of each class for the one-year, five-year and ten-year periods (or for the period since inception, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons

      Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles.

      The Funds may cite their ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-

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average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

      Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

      Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

      The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index on the ex-dividend date. The index is composed only of publicly traded equity REITs and does not include REITs that invest primarily in healthcare facilities, real estate mortgages, or debt securities.

      The Wilshire REIT Index is a market capitalization-weighted and unmanaged index of U.S. publicly traded REITs. This index is a subset of the Wilshire Real Estate Securities Index.

      The Wilshire Real Estate Securities Index is a market capitalization-weighted and unmanaged index of equity securities whose primary business is equity ownership of commercial real estate, equity (non-health) REITs, and storage properties.

      The Wilshire 4500 Index is an unmanaged index of U.S. mid-and small-sized company stocks.

      The NAREIT Equity Index is a market capitalization-weighted, unmanaged index of equity REITs, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

      The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

      The S&P 400 Index is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 Index are excluded from this index.

      The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one-to ten-year maturities issued by the U.S. Government and U.S. corporations.

      The Lehman Brothers Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury which must have at least one year to final maturity; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government.

      The Lehman Brothers Intermediate Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

      The Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury. It includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

      The Lehman Brothers High Yield Composite Index is a market-weighted and unmanaged index of fixed-rate, non-investment grade debt.

      The Lehman Brothers Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of Rule 144A Commercial Paper.

      The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

      The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

      The Lehman Brothers (1-3) Year Government/Credit Bond Index is an unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt issues with maturities of one to three years. This Index is represented by a 65% weighting in the S & P 500 Index and a 35% weighting in the Lehman Government/Credit Index.

      The Dow Jones Industrial Average is a price-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.

      The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

      The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

      The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded in Europe, Australia, New Zealand and the Far East. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

      The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

      The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

      Advertising and promotional materials may refer to the maturity and duration of the Income Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).


      Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.


      The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                                    Investments At 8% Rate of Return

                      5 yrs.      10        15        20        25        30
                      ------   -------   -------   -------   -------   ---------
$50                    3,698     9,208    17,417    29,647    47,868      75,015
 75                    5,548    13,812    26,126    44,471    71,802     112,522
100                    7,396    18,417    34,835    59,295    95,737     150,029
150                   11,095    27,625    52,252    88,942   143,605     225,044
200                   14,793    36,833    69,669   118,589   191,473     300,059
500                   36,983    92,083   174,173   296,474   478,683     750,148

                                    Investments At 10% Rate of Return

                      5 yrs.      10        15        20        25        30
                      ------   -------   -------   -------   -------   ---------
$50                    3,904    10,328    20,896    38,285    66,895     113,966
 75                    5,856    15,491    31,344    57,427   100,342     170,949
100                    7,808    20,655    41,792    76,570   133,789     227,933
150                   11,712    30,983    62,689   114,855   200,684     341,899
200                   15,616    41,310    83,585   153,139   267,578     455,865
500                   39,041   103,276   208,962   382,848   668,945   1,139,663

      The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. For example, the advertising and sales literature of any of the CDC Nvest Funds, but particularly that of Star Worldwide Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the CDC Nvest Funds or may have influenced past performance or may influence current or prospective performance of the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

      The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

      The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

      Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

      The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

      In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

      As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

      Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

      If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

      As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

      Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and
(iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Fund distributions paid to you either in cash or reinvested in additional shares (other than "exempt-interest dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses) are taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains (i.e., gains from capital assets that the Fund held for not more than one year) or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a maximum 20% tax rate for non-corporate shareholders) regardless of how long the shareholder has held Fund shares. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

      If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Fund distributions will be treated as described above whether you receive them in cash or reinvest them in additional shares.

      Under the Code, the interest on certain "private activity bonds" is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

      Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.


      Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.


      Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

      A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

      Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (generally taxed at a maximum 20% rate for non-corporate shareholders). For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18 percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to market, and to pay the tax on any gain thereon, as of January 2,
2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

      A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

      A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.


      Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

      Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.


      Each Fund (possibly excepting Municipal Income Fund and Massachusetts
Fund) is required to withhold and remit to the U.S. Treasury a percentage of all income dividends and capital gains distributions paid to and proceeds of share sales, exchanges or redemptions made by you if you do not provide a correct, certified taxpayer identification number, if a Fund is notified that you have underreported income in the past or if you fail to certify to a Fund that you are not subject to such withholding. Pursuant to tax legislation enacted in 2001, the backup withholding tax rate will be (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid from 2006 through 2010. The legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup withholding rate as well.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates described above (or a reduced rate of withholding provided by treaty).

      Under new tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of a Fund's investment portfolio. This change could reduce such Fund's net asset value and distributions made by the Fund. The elimination of the double taxation of corporate distributions may also adversely affect the value of a Fund's short sale transactions that are entered into but not closed prior to the enactment of the proposal. This could reduce such a Fund's net asset value and distributions made by the Fund.


      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                              FINANCIAL STATEMENTS


      The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 2002 (January 31, 2003 for the AEW Real Estate Fund) are incorporated herein by reference. Each Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

      Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

      Corporate and Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

      Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.


      Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.


      Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Corporate Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

      Issue Credit Rating Definitions

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

      Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

      Investment Grade

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Speculative Grade

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

      C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

      r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Commercial Paper Rating Definitions

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

                     MEDIA THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                       Fort Worth Star-Telegram             Pension World
Adam Smith's Money World                 Fortune                              Pensions and Investments
America OnLine                           Fox Network and affiliates           Personal Investor
Anchorage Daily News                     Fund Action                          Philadelphia Inquirer
Arizona Republic                         Fund Decoder                         Porter, Sylvia (syndicated column)
Atlanta Constitution                     Global Finance                       Portland Oregonian
Atlanta Journal                          (the) Guarantor                      Prodigy
Austin American Statesman                Hartford Courant                     Public Broadcasting Service
Baltimore Sun                            Houston Chronicle                    Quinn, Jane Bryant (syndicated column)
Bank Investment Marketing                INC                                  Registered Representative
Barron's                                 Indianapolis Star                    Research Magazine
Bergen County Record (NJ)                Individual Investor                  Resource
Bloomberg Business News                  Institutional Investor               Reuters
B'nai B'rith Jewish Monthly              International Herald Tribune         Rocky Mountain News
Bond Buyer                               Internet                             Rukeyser's Business (syndicated column)
Boston Business Journal                  Investment Advisor                   Sacramento Bee
Boston Globe                             Investment Company Institute         San Diego Tribune
Boston Herald                            Investment Dealers Digest            San Francisco Chronicle
Broker World                             Investment Profiles                  San Francisco Examiner
Business Radio Network                   Investment Vision                    San Jose Mercury
Business Week                            Investor's Business Daily            Seattle Post-Intelligencer
CBS and affiliates                       IRA Reporter                         Seattle Times
CFO                                      Journal of Commerce                  Securities Industry Management
Changing Times                           Kansas City Star                     Smart Money
Chicago Sun Times                        KCMO (Kansas City)                   St. Louis Post Dispatch
Chicago Tribune                          KOA-AM (Denver)                      St. Petersburg Times
Christian Science Monitor                Los Angeles Times                    Standard & Poor's Outlook
Christian Science Monitor News Service   Leckey, Andrew (syndicated column)   Standard & Poor's Stock Guide
Cincinnati Enquirer                      Lear's                               Stanger's Investment Advisor
Cincinnati Post                          Life Association News                Stockbroker's Register
CNBC                                     Lifetime Channel                     Strategic Insight
CNN                                      Miami Herald                         Tampa Tribune
Columbus Dispatch                        Milwaukee Sentinel                   Time
CompuServe                               Money                                Tobias, Andrew (syndicated column)
Dallas Morning News                      Money Maker                          Toledo Blade
Dallas Times-Herald                      Money Management Letter              UPI
Denver Post                              Morningstar                          US News and World Report
Des Moines Register                      Mutual Fund Market News              USA Today
Detroit Free Press                       Mutual Funds Magazine                USA TV Network
Donoghue's Money Fund Report             National Public Radio                Value Line
Dorfman, Dan (syndicated column)         National Underwriter                 Wall St. Journal
Dow Jones News Service                   NBC and affiliates                   Wall Street Letter
Economist                                New England Business                 Wall Street Week
FACS of the Week                         New England Cable News               Washington Post
Fee Adviser                              New Orleans Times-Picayune           WBZ and WBZ-TV
Financial News Network                   New York Daily News                  WCVB-TV
Financial Planning                       New York Times                       WEEI
Financial Planning on Wall Street        Newark Star Ledger                   WHDH
Financial Research Corp.                 Newsday                              Worcester Telegram
Financial Services Week                  Newsweek                             World Wide Web
Financial Times                          Nightly Business Report              Worth Magazine
Financial World                          Orange County Register               WRKO
Fitch Insights                           Orlando Sentinel
Forbes                                   Palm Beach Post

                                   APPENDIX C

                     ADVERTISING AND PROMOTIONAL LITERATURE


      References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS Asset Management North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to: Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, Vaughan Nelson, AEW and Reich & Tang Asset Management, LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

      References to subadvisers unaffiliated with CDC IXIS Asset Management North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, Hansberger, Miller Anderson, RS Investments, Salomon Brothers and Mercury Advisors.


      CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

o The corporate histories, founding dates and names of founders of the entities;

o     Awards, honors and recognition given to the entities;

o The names of those with ownership interest and the percentage of ownership interest;

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

o Current capitalizations, levels of profitability and other financial and statistical information;

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

o Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

o     Current and historical statistics regarding:

      -     total dollar amount of assets managed

      -     CDC Nvest Funds' assets managed in total and by fund

      -     the growth of assets

      -     asset types managed

      - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

      - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

o The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

      - the pursuit of growth, value, income oriented, risk management or other strategies

      -     the manner and degree to which the strategy is pursued

      - whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes

      - the types and characteristics of investments sought and specific portfolio holdings

      - the actual or potential impact and result from strategy implementation

      - through its own areas of expertise and operations, the value added by sub-advisers to the management process

      - the disciplines it employs, e.g., a subadviser's buy and sell guidelines, and goals and benchmarks that it establishes in management, e.g., a subadviser's goal to pursue growth at a certain percentage above a specified index

      - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.


      In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS Asset Management North America and its affiliates:

      CDC IXIS Asset Management North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2002, CDC IXIS Asset Management North America had more than $4.1 billion in assets under management. In addition, promotional materials may include:

o Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS Asset Management North America' affiliates and outside firms including, but not limited to, the following:

      - that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management North America and the other investment managers


      - other fund companies are limited to a "one size fits all" approach but CDC Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

      - in this and other contexts reference may be made to CDC Nvest Funds' slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

      - CDC IXIS Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.


      Reference to CDC IXIS Asset Management Advisors Group may appear in Fund advertising and promotional literature. CDC IXIS Asset Management Advisors Group is an unregistered umbrella name that may be used to encompass the products and services offered by both CDC IXIS Asset Management Distributors, L.P., a NASD registered broker/dealer, and CDC IXIS Asset Management Advisers, L.P., a SEC registered investment adviser.

      CDC IXIS Asset Management Advisors Group provides marketing support to various CDC IXIS Asset Management North America affiliated fund groups, broker/dealers and investment advisers, including, but not limited to, CDC Nvest Funds, Loomis Sayles Funds, Loomis, Sayles & Company, L.P., Oakmark Funds, Harris Associates Securities, L.P., Harris Associates, L.P., Delafield Fund, Reich & Tang Capital Management, and AEW Capital Management. From time to time, CDC IXIS Asset Management Advisors Group may also provide similar marketing support to firms unaffiliated with CDC IXIS Asset Management North America.


      References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

o Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

      - past, present and prospective tax regulation, IRS requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;

      - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and

      -     current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

      -     increased employee retention

      -     reinforcement or creation of morale

      -     deductibility of contributions for participants

      -     deductibility of expenses for employers

      -     tax deferred growth, including illustrations and charts

      -     loan features and exchanges among accounts

      - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -     access to expertise on investments

      - assistance in interpreting past, present and future market trends and economic events

      - providing information to clients including participants during enrollment and on an ongoing basis after participation

      - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

CDC Nvest Balanced Fund
CDC Nvest Jurika & Voyles Relative Value Fund
CDC Nvest Jurika & Voyles Small Cap Growth Fund
CDC Nvest Large Cap Value Fund
CDC Nvest Short Term Bond Fund
(collectively, the "Funds")

Statement of Additional Information
MAY 1, 2003

      This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the CDC Nvest Funds listed above. This statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2003 (the "Prospectus"). This statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from CDC IXIS Asset Management Distributors, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116 or calling CDC Nvest Funds at 800-225-5478.

      For CDC Nvest Balanced Fund, CDC Nvest Jurika & Voyles Relative Value Fund, CDC Nvest Jurika & Voyles Small Cap Growth Fund and CDC Nvest Large Cap Value Fund, the CDC Nvest Equity Funds statement of additional information dated May 1, 2002 as revised July 1, 2002, as supplemented on March 13, 2003, is incorporated herein by reference.


      For the CDC Nvest Short Term Bond Fund, the CDC Nvest Income Funds statement of additional information dated May 1, 2002, as supplemented on March 13, 2003, is incorporated herein by reference.


      For the Funds, the CDC Nvest Funds Statement of Information Part II dated May 1, 2002, as supplemented on September 1, 2002, September 16, 2002, November 1, 2002 and March 13, 2003, is incorporated herein by reference.

      The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports to shareholders for the year ended December 31, 2002 are incorporated herein by reference. Each Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

      The Funds' shares are not available for purchase by prospective or current shareholders, through the reinvestment of distributions or otherwise.

                             CDC NVEST EQUITY FUNDS
                             CDC NVEST INCOME FUNDS
                              CDC NVEST STAR FUNDS
                         CDC NVEST TAX FREE INCOME FUNDS
                          CDC NVEST MONEY MARKET FUNDS

   Supplement dated May 1, 2003 to the currently effective Classes A, B and C and Class Y Prospectuses listed above, each as may be supplemented from time to time

       The current mailing address for the CDC Nvest Funds is:

       Regular Mail                        Registered, Express or Certified Mail
       ------------                        -------------------------------------

       CDC Nvest Funds                     CDC Nvest Funds
       P.O. Box 8551                       66 Brooks Drive
       Boston, MA 02266-8551               Braintree, MA 02184

       This mailing address is changing. Effective June 2, 2003, the new mailing address will be:

       Regular Mail                        Registered, Express or Certified Mail
       ------------                        -------------------------------------

       CDC Nvest Funds                     CDC Nvest Funds
       P.O. Box 219579                     330 West 9th Street
       Kansas City, MO 64121-9579          Kansas City, MO 64105-1514


                          CDC NVEST MONEY MARKET FUNDS

     Supplement dated May 1, 2003 to the Classes A, B and C Prospectus dated
           September 1, 2002, as may be supplemented from time to time

In the section entitled "Exchanging Shares," the following text replaces the sub-section entitled "Small Account Redemption."

Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

                             CDC NVEST EQUITY FUNDS
                             CDC NVEST INCOME FUNDS
                              CDC NVEST STAR FUNDS
                         CDC NVEST TAX FREE INCOME FUNDS

       Supplement dated May 1, 2003 to the Classes A, B and C and Class Y Prospectuses dated May 1, 2003, each as may be supplemented from time to time

From May 1, 2003 until June 2, 2003 the mailing address for the CDC Nvest Funds is:

Regular Mail                               Registered, Express or Certified Mail
------------                               -------------------------------------

CDC Nvest Funds                            CDC Nvest Funds
P.O. Box 8551                              66 Brooks Drive
Boston, MA 02266-8551                      Braintree, MA 02184

                                                                      SP186-0503

                                                       Registration Nos. 2-98326
                                                                        811-4323

                             CDC NVEST FUNDS TRUST I
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)                    Articles of Incorporation.

        (1) The Registrant's Second Amended and Restated Agreement and Declaration of Trust dated April 25, 2002 (the "Agreement and Declaration") is incorporated by reference to exhibit (a)(1) to Post Effective Amendment ("PEA") No. 51 to the initial registration statement ("Registration Statement") filed on April 29, 2002.


        (2) Form of Amendment No. 1 dated February 28, 2003 to the Agreement and Declaration is filed herewith.

        (3) Form of Amendment No. 1 dated May 16, 2003 to the Agreement and Declaration is filed herewith.


(b)                    By-Laws.

        (1) The Registrant's By-laws (the "By-laws") are incorporated by reference to exhibit 2(a) to PEA No. 32 to the Registration Statement filed on July 30, 1996.

        (2)            Amendment to the By-laws is incorporated by reference to
                       exhibit 2(b) to PEA No. 32 to the Registration Statement filed on July 30, 1996.


        (3) Amendment to the By-laws dated August 23, 2002 is incorporated by reference to exhibit (b)(3) to PEA No. 52 to the Registration Statement filed on February 28, 2003.


(c)                    Instruments Defining Rights of Security Holders.


                       Rights of shareholders are described in Article III,
                       Section 6 of the Agreement and Declaration is incorporated by reference to exhibit (a)(1) to PEA No. 51 to Registration Statement filed on April 29, 2002 and to exhibit (a)(2) filed herewith.


(d)                    Investment Advisory Contracts.

        (1) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of CDC Nvest Targeted Equity Fund and Capital Growth Management Limited Partnership ("CGM") is incorporated by reference to exhibit (d)(1) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

        (2) (i) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Capital Growth Fund and CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is incorporated by reference to exhibit
                       (d)(2)(i) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (ii) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Balanced Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(ii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (iii) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest International Equity Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(iii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (iv) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Star Advisers Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(iv) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (v) Addendum dated June 1, 2001 to Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Star Advisers Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(v) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

              (vi) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Star Value Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(v) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (vii) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Star Worldwide Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(vi) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (viii) Advisory Agreement dated October 1, 2001 between Registrant on behalf of CDC Nvest Government Securities Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(viii) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (ix) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Strategic Income Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(viii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (x) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Bond Income Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(ix) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xi) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Municipal Income Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(x) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xii) Advisory Agreement dated October 30, 2000 between Registrant on behalf of CDC Nvest Star Small Cap Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(xi) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xiii) Advisory Agreement dated November 19, 2001 between Registrant on behalf of CDC Nvest Large Cap Growth Fund and CDC IXIS Advisers is incorporated by reference to exhibit (d)(2)(xiii) to PEA No. 49 to the Registration Statement filed on December 3, 2001.

              (xiv) Advisory Agreement dated November 19, 2001 between Registrant on behalf of CDC Nvest Star Growth Fund and CDC IXIS Advisers is incorporated by reference to exhibit
                       (d)(2)(xv) to PEA No. 49 to the Registration Statement filed on December 3, 2001.


        (3) (i) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Capital Growth Fund, CDC IXIS Advisers and Westpeak Global Advisors, L.P. ("Westpeak") is incorporated by reference to exhibit
                       (d)(3)(i) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (ii) Sub-advisory Agreement dated April 20, 2001 among Registrant on behalf of CDC Nvest Balanced Fund, CDC IXIS Advisers and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is incorporated by reference to exhibit
                       (d)(3)(ii) to PEA No. 45 to the Registration Statement filed on August 1, 2001.


              (iii) Sub-advisory Agreement dated April 20, 2001 among Registrant on behalf of CDC Nvest Balanced Fund, and Jurika & Voyles, L.P. ("Jurika & Voyles") is incorporated by reference to exhibit (d)(3)(iii) to PEA No. 45 to the Registration Statement filed on August 1, 2001.


              (iv) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest International Equity Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(iii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (v) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(iv) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (vi) Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit
                       (d)(3)(vi) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

              (vii) Sub-advisory Agreement dated May 18, 2001 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

              (viii) Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated May 18, 2001 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Adviser and Loomis Sayles is incorporated by reference to exhibit
                       (d)(3)(viii) to PEA No. 45 to the Registration Statement filed on August 1, 2001.


              (ix) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Harris Associates is incorporated by reference to exhibit (d)(3)(vii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (x) Amendment No. 1 dated June 1, 2001 to Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Harris Associates is incorporated by reference to exhibit (d)(3)(x) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

              (xi) Sub-advisory Agreement dated September 1, 2001 among Registrant on behalf of CDC Nvest Star Advisers Fund, CDC IXIS Advisers and Fund Asset Management, L.P. doing business as Mercury Advisors ("Mercury") is incorporated by reference to exhibit (d)(3)(xi) to PEA No. 46 to the Registration Statement filed on October 12, 2001.

              (xii) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Value Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xi) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xiii) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Value Fund, CDC IXIS Advisers and Harris Associates is incorporated by reference to exhibit (d)(3)(xiii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xiv) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Value Fund, CDC IXIS Advisers and Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") is incorporated by reference to exhibit (d)(3)(xv) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xv) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Value Fund, CDC IXIS Advisers and Westpeak is incorporated by reference to exhibit (d)(3)(xvii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xvi) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Worldwide Fund, CDC IXIS Advisers and Harris Associates is incorporated by reference to exhibit (d)(3)(xviii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xvii) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Worldwide Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xx) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xviii) Sub-advisory Agreement dated March 1, 2002 among Registrant on behalf of CDC Nvest Star Worldwide Fund, CDC IXIS Advisers and Hansberger Global Investors, Inc. ("Hansberger") is incorporated by reference to exhibit
                       (d)(3)(xviii) to PEA No. 51 to the Registration Statement filed on April 29, 2002.

              (xix) Sub-advisory Agreement dated October 1, 2001 among Registrant on behalf of CDC Nvest Government Securities Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xix) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (xx) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Strategic Income Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xxiii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xxi) Sub-advisory Agreement dated October 1, 2001 among Registrant on behalf of CDC Nvest Bond Income Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xxi) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (xxii) Sub-advisory Agreement dated October 1, 2001 among Registrant on behalf of CDC Nvest Municipal Income Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xxii) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (xxiii) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Small Cap Fund, CDC IXIS Advisers and Loomis Sayles is incorporated by reference to exhibit (d)(3)(xxvi) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xxiv) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Small Cap Fund, CDC IXIS Advisers and Harris Associates is incorporated by reference to exhibit (d)(3)(xxvii) to PEA No. 43 to the Registration Statement filed on February 27, 2001.


              (xxv) Sub-advisory Agreement dated September 1, 2002 among Registrant on behalf of CDC Nvest Star Small Cap Fund, CDC IXIS Advisers and Salomon Brothers Asset Management Inc. ("Salomon Brothers") is incorporated by reference to exhibit (d)(3)(xxv) to PEA No. 52 to the Registration Statement filed on February 28, 2003..


              (xxvi) Sub-advisory Agreement dated October 30, 2000 among Registrant on behalf of CDC Nvest Star Small Cap Fund, CDC IXIS Advisers and RS Investment Management, L.P. ("RSIM") is incorporated by reference to exhibit
                       (d)(3)(xxix) to PEA No. 43 to the Registration Statement filed on February 27, 2001.

              (xxvii) Sub-advisory Agreement dated November 19, 2001 among Registrant on behalf of CDC Nvest Large Cap Growth Fund, CDC IXIS Advisers and Vaughan Nelson is incorporated by reference to exhibit (d)(3)(xxvii) to PEA No. 47 to the Registration Statement filed on November 14, 2001.




              (xxviii) Sub-advisory Agreement dated November 19, 2001 among
                       Registrant on behalf of CDC Nvest Star Growth Fund, CDC IXIS Advisers and Westpeak is incorporated by reference to exhibit (d)(3)(xxix) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (xxix) Sub-advisory Agreement dated November 19, 2001 among Registrant on behalf of CDC Nvest Star Growth Fund, CDC IXIS Advisers and Vaughan Nelson is incorporated by reference to exhibit (d)(3)(xxx) to PEA No. 47 to the Registration Statement filed on November 14, 2001.

              (xxx) Sub-advisory Agreement dated November 19, 2001 among Registrant on behalf of CDC Nvest Star Growth Fund, CDC IXIS Advisers and RSIM is incorporated by reference to exhibit (d)(3)(xxxi) to PEA No. 50 to the Registration Statement filed on February 27, 2002.

              (xxxi) Sub-advisory Agreement dated November 19, 2001 among Registrant on behalf of CDC Nvest Star Growth Fund, CDC IXIS Advisers and Morgan Stanley Investment Management Inc. doing business as Miller Anderson ("Miller Anderson") is incorporated by reference to exhibit
                       (d)(3)(xxxii) to PEA No. 49 to the Registration Statement filed on December 3, 2001.


(e)                    Underwriting Contracts.


        (1) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Targeted Equity Fund and CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors") is filed herewith.

        (2) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Capital Growth Fund and CDC IXIS Distributors is filed herewith.

        (3) Distribution Agreement dated March 3, 2003between the Registrant on behalf of CDC Nvest Balanced Fund and CDC IXIS Distributors is filed herewith.

        (4) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest International Equity Fund and CDC IXIS Distributors is filed herewith.

        (5) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Star Advisers Fund and CDC IXIS Distributors is filed herewith.

        (6) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Star Value Fund and CDC IXIS Distributors is filed herewith.

        (7) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Star Worldwide Fund and CDC IXIS Distributors is filed herewith.

        (8) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Government Securities Fund and CDC IXIS Distributors is filed herewith.

        (9) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Strategic Income Fund and CDC IXIS Distributors is filed herewith.

        (10)           Distribution Agreement dated March 3, 2003 between the

                       Registrant on behalf of CDC Nvest Bond Income Fund and CDC IXIS Distributors is filed herewith.

        (11) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Municipal Income Fund and CDC IXIS Distributors is filed herewith.

        (12) Distribution Agreement dated March 3, 2003 between the Registrant on behalf of CDC Nvest Star Small Cap Fund and CDC IXIS Distributors is filed herewith.

        (13) Distribution Agreement dated March 3, 2003 between Registrant on behalf of CDC Nvest Large Cap Growth Fund and CDC IXIS Distributors is filed herewith.

        (14) Distribution Agreement dated March 3, 2003 between Registrant on behalf of CDC Nvest Star Growth Fund and CDC IXIS Distributors is filed herewith.

        (15) Form of Dealer Agreement used by CDC IXIS Distributors is filed herewith.


(f)                    Bonus or Profit Sharing Contracts.

                       None.

(g)                    Custodian Agreements.


        (1) Custodian Agreement dated May 1, 2002 between the Registrant and Investors Bank & Trust ("IBT") is incorporated by reference to exhibit (g)(1) to PEA No. 52 to the Registration Statement filed on February 28, 2003.

        (2) Delegation Agreement dated May 1, 2002 between the Registrant and IBT is incorporated by reference to exhibit (g)(2) to PEA No. 52 to the Registration Statement filed on February 28, 2003.


(h)                    Other Material Contracts.

        (1) Transfer Agency and Services Agreement dated November 1, 1999 between the Registrant on behalf of its respective series, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, Cash Management Trust Money Market Series, Tax Exempt Money Market Trust and CDC IXIS Asset Management Services, Inc. ("CIS") is incorporated by reference to exhibit h(1) to PEA No. 42 to the Registration Statement filed on April 27, 2000.

        (2) Securities Lending Agency Agreement dated May 1, 2002 between IBT and the

                       Registrant and its Series enumerated on schedule C thereto is incorporated by reference to exhibit (h)(2) to PEA No. 52 to the Registration Statement filed on February 28, 2003.

        (3) CDC IXIS Advisers Fee Waiver/Reimbursement Undertakings dated April 30, 2003 between CDC IXIS Advisers and the Registrant on behalf of its series enumerated in such undertaking is filed herewith.


        (4) Administrative Services Agreement dated October 30, 2000 between Registrant on behalf of its respective series, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, Cash Management Trust Money Market Series, Tax Exempt Money Market Trust and CIS is incorporated by reference to exhibit h(12) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (5) Amendment dated December 1, 2000 to Administrative Services Agreement dated October 30, 2000 is incorporated by reference to exhibit h(13) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (6) Amendment dated January 2, 2001 to Administrative Services Agreement dated October 30, 2000 is incorporated by reference to exhibit h(14) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

(i)                    Legal Opinion.

        (1) Opinion and consent of counsel relating to the Registrant's CDC Nvest Government Securities Fund is incorporated by reference to PEA No. 35 to the Registration Statement filed on April 18, 1997.

        (2) Opinion and consent of counsel relating to the Registrant's issuance of multiple classes of shares is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

        (3) Opinion and consent of counsel relating to the Registrant's CDC Nvest Star Advisers Fund is incorporated by reference to PEA No. 38 to the Registration Statement filed on April 30, 1998.

        (4) Opinion and consent of counsel relating to the Registrant's CDC Nvest Strategic Income Fund is incorporated by reference to PEA No. 28 to the Registration Statement filed on October 13, 1995.

        (5) Opinion and consent of counsel relating to the Registrant's CDC Nvest Star Worldwide Fund is incorporated by reference to exhibit 10(h) to PEA No. 31 to the Registration Statement filed on April 12, 1996.

        (6) Opinion and consent of counsel relating to the Registrant's CDC Nvest Star Small Cap Fund is incorporated by reference to exhibit 10(i) to PEA No. 34 to the Registration Statement filed on February 14, 1997.


        (7) Opinion and consent of counsel relating to the Registrant's CDC Nvest Large Cap Growth Fund and CDC Nvest Star Growth Fund is incorporated by reference to exhibit (i)(7) to PEA No. 46 to the Registration Statement filed on October 12, 2001.


(j)                    Other Opinions.


                       Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)                    Omitted Financial Statements

                       Not applicable.

(l)                    Initial Capital Agreements.

                       Not applicable.

(m)                    Rule 12b-1 Plan.

        (1)    (a)     Rule 12b-1 Plan for class A shares of CDC Nvest
                       Targeted Equity Fund is incorporated by reference to exhibit m(1)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Targeted Equity Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Targeted Equity Fund is incorporated by reference to exhibit m(1)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (2)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       Capital Growth Fund is incorporated by reference to exhibit m(2)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Capital Growth Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Capital Growth Fund is incorporated by reference to exhibit m(2)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (3)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       Balanced Fund is incorporated by reference to exhibit m(3)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Balanced Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Balanced Fund is incorporated by reference to exhibit m(3)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (4)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       International Equity Fund is incorporated by reference to exhibit m(4)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest International Equity Fund is filed herewith.

              (c) Rule 12b-1 Plan for class C shares of CDC Nvest International Equity Fund incorporated by reference to exhibit m(4)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (5)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Star
                       Advisers Fund is incorporated by reference to exhibit m(5)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Star Advisers Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Star Advisers Fund is incorporated by reference to exhibit m(5)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (6)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Star
                       Value Fund is incorporated by reference to exhibit m(6)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Star Value Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Star Value Fund is incorporated by reference to exhibit m(6)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (7)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Star
                       Worldwide Fund is incorporated by reference to exhibit m(7)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Star Worldwide Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Star Worldwide Fund is incorporated by reference to exhibit m(7)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (8)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       Government Securities Fund is incorporated by reference to exhibit m(8)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Government Securities Fund is filed herewith.


        (9)   (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       Strategic Income Fund is incorporated by reference to exhibit m(9)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Strategic Income Fund is filed herewith.

              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Strategic Income Fund is incorporated by reference to exhibit m(9)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (10)   (a)     Rule 12b-1 Plan for class A shares of CDC Nvest Bond
                       Income Fund is incorporated by reference to exhibit m(10)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Bond Income Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Bond Income Fund is incorporated by reference to exhibit m(10)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (11)  (a)      Rule 12b-1 Plan for class A shares of CDC Nvest
                       Municipal Income Fund is incorporated by reference to exhibit m(11)(a) to PEA No. 44 to the Registration
                       Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Municipal Income Fund is filed herewith.


        (12)  (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Star
                       Small Cap Fund is incorporated by reference to exhibit m(12)(a) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Star Small Cap Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Star Small Cap Fund is incorporated by reference to exhibit m(12)(c) to PEA No. 44 to the Registration Statement filed on April 30, 2001.

        (13)  (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Large
                       Cap Growth Fund is incorporated by reference to exhibit m(13)(a) to PEA No. 46 to the Registration Statement filed on October 12, 2001.


              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Large Cap Growth Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Large Cap Growth Fund is incorporated by reference to exhibit m(13)(c) to PEA No. 46 to the Registration Statement filed on October 12, 2001.

        (14)  (a)      Rule 12b-1 Plan for class A shares of CDC Nvest Star
                       Growth Fund is incorporated by reference to exhibit m(15)(a) to PEA No. 46 to the Registration Statement filed on October 12, 2001.

              (b) Rule 12b-1 Plan for class B shares of CDC Nvest Star Growth Fund is filed herewith.


              (c) Rule 12b-1 Plan for class C shares of CDC Nvest Star Growth Fund is incorporated by reference to exhibit m(15)(c) to PEA No. 46 to the Registration Statement filed on October 12, 2001.

(n)                    Rule 18f-3 Plan

                       Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended, effective December 3, 2001 is incorporated by reference to exhibit (n) of PEA No. 50 to the Registration Statement filed on February 27, 2002.

(p)                    Code of Ethics.

        (1) Code of Ethics of Registrant dated August 25, 2000 is incorporated by reference to exhibit p(1) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


        (2) Code of Ethics dated April 1, 2002 for CDC IXIS Advisers and CDC IXIS Distributors is incorporated by reference to exhibit (p)(2) to PEA No. 52 to the Registration Statement filed on February 28, 2003.


        (3) Code of Ethics dated March 1, 2000 of Capital Growth Management Limited Partnership is incorporated by reference to exhibit p(3) to PEA No. 42 to the Registration Statement filed on April 27, 2000.

        (4) Code of Ethics dated May 11, 2000 of Westpeak is incorporated by reference to exhibit p(4) to PEA No. 44 to the Registration Statement filed on April 30, 2001.


        (5) Code of Ethics dated January 14, 2000 as amended January 1, 2003 of Loomis Sayles is filed herewith.

        (6) Code of Ethics dated January 31, 2002 of Harris Associates is incorporated by reference to exhibit (p)(6) to PEA No. 52 to the Registration Statement filed on February 28, 2003.


        (7) Code of Ethics dated April 20, 2001 of Vaughan Nelson is incorporated by reference to exhibit (p)(8) to PEA No. 45 to the Registration Statement filed on August 1, 2001.

        (8) Code of Ethics dated July 1, 2000 as amended March 8, 2001 of RSIM is incorporated by reference to exhibit
                       (p)(9) to PEA No. 46 to the Registration Statement filed on October 12, 2001

        (9) Code of Ethics dated January 2002 for Mercury is incorporated by reference to exhibit (p)(10) to PEA No. 52 to the Registration Statement filed on February 28, 2003.

        (10) Code of Ethics dated August 16, 2002 for Miller Anderson is incorporated by reference to exhibit (p)(11) to PEA No. 52 to the Registration Statement filed on February 28, 2003.

        (11) Code of Ethics dated February 1, 2001 for Hansberger is incorporated by reference to exhibit (p)(13) to PEA No. 50 to the Registration Statement filed on February 27, 2002.

        (12) Code of Ethics dated March 15, 2000 for Salomon Brothers is incorporated by reference to exhibit (p)(13) to PEA No. 52 to the Registration Statement filed on February 28, 2003.



(q)                    Powers of Attorney




        (1) Powers of Attorney for Peter S. Voss, Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane and Pendleton P. White dated February 28, 2003 designating John M. Loder, John E. Pelletier and Nicholas H. Palmerino as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(2) to PEA No. 52 to the Registration Statement filed on February 28, 2003.


Item 24. Persons Controlled by or Under Common Control with the Registrant

        None.

Item 25. Indemnification

      Under Article 4 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 4 of the Registrant's By-laws contained in the PEA No. 32 to the Registration Statement filed on July 30, 1996 as exhibit 2(a) and is incorporated by reference.

      The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with CDC IXIS Asset Management North America, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26. Business and Other Connections of Investment Adviser

(a) Loomis Sayles, subadviser of the Registrant's CDC Nvest Star Value Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Small Cap Fund, CDC Nvest Star Worldwide Fund, CDC Nvest International Equity Fund, CDC Nvest Balanced Fund, CDC Nvest Bond Income Fund, CDC Nvest Government Securities Fund, CDC Nvest Municipal Income Fund and CDC Nvest Strategic Income Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the "Advisers Act") (SEC File No. 801-170; IARD/CRD No. 105377).

(b) CGM, adviser of the Registrant's CDC Nvest Targeted Equity Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of CGM during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by CGM pursuant to the Advisers Act (SEC File No. 801-35935; IARD/CRD No. 105268).

(c) Westpeak serves as subadviser to the Registrant's CDC Nvest Capital Growth Fund, CDC Nvest Star Value Fund and CDC Nvest Star Growth Fund. Organized in 1991, Westpeak provides investment management services to other mutual funds and institutional clients.

      The list required by this Item 26 regarding any other general business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Westpeak during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No. 801-39554; IARD/CRD No. 106769).

(d) CDC IXIS Advisers, a wholly owned subsidiary CDC IXIS Asset Management North America, L.P. serves as investment adviser to all the series of the Registrant except CDC Nvest Targeted Equity Fund. CDC IXIS Advisers was organized in 1995.

      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of CDC IXIS Advisers during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by CDC IXIS Advisers pursuant to the Advisers Act (SEC File No. 801-48408; IARD/CRD No. 106800).

(e) Salomon Brothers serves as subadviser to the Registrant's CDC Nvest Star Small Cap Fund.

      This list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and directors of Salomon Brothers during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Salomon Brothers pursuant to the Advisers Act (SEC File No. 801-32046; IARD/CRD No. 106070).


(f) Harris Associates serves as a subadviser to the Registrant's CDC Nvest Balanced Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Worldwide Fund, CDC Nvest Star Value Fund and CDC Nvest Star Small Cap Fund. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.


      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).

(g) RSIM, a subadviser to the Registrant's CDC Nvest Star Small Cap Fund and CDC Nvest Star Growth Fund, provides investment advice to various clients including public mutual funds, private limited partnerships and separate accounts.

      The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of RSIM during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by RSIM pursuant to the Advisers Act (SEC File No. 801-44125; IARD/CRD No. 106636).

(h) Vaughan Nelson subadviser to Registrant's CDC Nvest Star Value Fund, CDC Nvest Large Cap Growth Fund and CDC Nvest Star Growth Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (File No. 801-51795; IARD/CRD No. 106975).




(i)   Mercury serves as subadviser to Registrant's CDC Nvest Star Advisers Fund.

      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Mercury during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Mercury pursuant to the Advisers Act (File No. 801-12485; IARD/CRD No. 109798).


(j) Miller Anderson serves as subadviser to Registrant's CDC Nvest Star Growth Fund.


      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Miller Anderson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Miller Anderson pursuant to the Advisers Act (File No. 801-10437; IARD/CRD No. 110353).


(k)   Hansberger serves as subadviser to Registrant's CDC Nvest Star Worldwide
      Fund.


      The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Hansberger during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Hansberger pursuant to the Advisers Act (File No. 801-46059; IARD/CRD No. 106039).

Item 27. Principal Underwriter

        (a) CDC IXIS Asset Management Distributors, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

        CDC Nvest Tax Exempt Money Market Trust
        CDC Nvest Cash Management Trust
        CDC Nvest Funds Trust II
        CDC Nvest Funds Trust III
        CDC Nvest Companies Trust I

(b) The general partner and officers of the Registrant's principal underwriter, CDC IXIS Asset Management Distributors, L.P., and their addresses are as follows:


                                Positions and Offices             Positions and Offices
         Name                with Principal Underwriter              with Registrant
--------------------------------------------------------------------------------------------
CDC IXIS Asset          General Partner                        None
Management
Distribution
Corporation

John T. Hailer          President and Chief Executive Officer  President, Chief Executive
                                                               Officer and Trustee

John E. Pelletier       Senior Vice President, General         Secretary and Clerk
                        Counsel, Secretary and Clerk

Scott E. Wennerholm     Senior Vice President, Treasurer,      None
                        Chief Financial Officer, and Chief
                        Operating Officer

Coleen Downs Dinneen    Vice President, Deputy General         Assistant Secretary
                        Counsel, Assistant Secretary and
                        Assistant Clerk

Beatriz Pina Smith      Vice President, Assistant Treasurer    None
                        and Controller

Anthony Loureiro        Vice President and Chief Compliance    None
                        Officer

Joanne Kane             Anti-Money Laundering Compliance       None
                        Officer

Peter Herbert           Senior Vice President                  None

Doug Keith              Senior Vice President                  None

Robert Krantz           Senior Vice President                  None

Frank S. Maselli        Senior Vice President                  None

Curt Overway            Senior Vice President                  None



Kirk Williamson         Senior Vice President                  None

Matt Witkos             Senior Vice President                  None

Sharon Wratchford       Senior Vice President                  None



The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)   Not applicable.

Item 28.  Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder:

(a)   For all series of Registrant:



         (i)     CDC Nvest Funds Trust I
                 399 Boylston Street
                 Boston, MA 02116

         (ii)    CDC IXIS Asset Management Services, Inc.
                 399 Boylston Street
                 Boston, Massachusetts 02116

         (iii)   CDC IXIS Asset Management Distributors, L.P.
                 399 Boylston
                 Street Boston, Massachusetts 02116

         (iv)    CDC IXIS Asset Management Advisers, L.P.
                 399 Boylston Street
                 Boston, Massachusetts 02116
                 (excluding Targeted Equity Fund)

         (v)     Investors Bank and Trust Company
                 200 Clarendon Street
                 Boston, MA 02116

         (vi)    State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, Massachusetts 02110


(b)      For CDC Nvest Targeted Equity Fund:
                 Capital Growth Management Limited Partnership
                 One International Place
                 Boston, Massachusetts 02110

(c)      For the series of the Registrant managed by Harris Associates:
                 Harris Associates L.P.
                 Two North LaSalle Street
                 Chicago, Illinois 60602

(d)      For the series of the Registrant managed by Mercury:
                 Fund Asset Management, L.P.
                 800 Scudders Mill Road
                 Plainsboro, New Jersey 08536

(e)      For the series of the Registrant managed by Loomis Sayles:
                 Loomis, Sayles & Company, L.P.
                 One Financial Center
                 Boston, Massachusetts 02111

(f)      For the series of the Registrant managed by Salomon Brothers:
                 Salomon Brothers Asset Management Inc.
                 399 Park Avenue New
                 York, New York 10022

(g)      For the series of the Registrant managed by RSIM:
                 RS Investment Management
                 555 California Street
                 San Francisco, California 94101

(h)      For the series of the Registrant managed by Vaughan Nelson :
                 Vaughan, Nelson, Scarborough & McCullough, L.P.
                 600 Travis
                 Suite 6300
                 Houston, Texas 77002




(i)      For the series of the Registrant managed by Westpeak Global Advisers,
         L.P.:
                 Westpeak Global Advisers, L.P.
                 1011 Walnut Street
                 Boulder, Colorado 80302

(j)      For the series of the Registrant managed by Miller Anderson:
                 Morgan Stanley Investment Management Inc.
                 One Tower Bridge,
                 West Conshohocken, Pennsylvania 19428

(k)      For the series of the Registrant managed by Hansberger:
                 Hansberger Global Investors, Inc.
                 515 East Las Olas Boulevard, Suite 1300
                 Fort Lauderdale, Florida 33301


Item 29. Management Services

         None.

Item 30. Undertakings

      (a) The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                             CDC NVEST FUNDS TRUST I
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post Effective Amendment ("PEA") No. 53 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 53 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of April, 2003.

                                             CDC NVEST FUNDS TRUST I


                                             By: PETER S. VOSS*
                                                 -------------------------------
                                             Peter S. Voss
                                             Chief Executive Officer


                                             *By: /s/ John E. Pelletier
                                             -----------------------------------
                                             John E. Pelletier
                                             Attorney-In-Fact**

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                               Date
---------                     -----                               ----

PETER S. VOSS*
-------------------------
Peter S. Voss                 Chairman of the Board; Trustee      April 29, 2003

/s/ Nicholas H. Palmerino
-------------------------
Nicholas H. Palmerino         Treasurer                           April 29, 2003

GRAHAM T. ALLISON, JR.*
-------------------------
Graham T. Allison, Jr.        Trustee                             April 29, 2003

DANIEL M. CAIN*
-------------------------
Daniel M. Cain                Trustee                             April 29, 2003

KENNETH J. COWAN*
-------------------------
Kenneth J. Cowan              Trustee                             April 29, 2003

RICHARD DARMAN*
-------------------------
Richard Darman                Trustee                             April 29, 2003

JOHN T. HAILER*
-------------------------
John T. Hailer                President; Trustee                  April 29, 2003

SANDRA O. MOOSE*
-------------------------
Sandra O. Moose               Trustee                             April 29, 2003

JOHN A. SHANE*
-------------------------
John A. Shane                 Trustee                             April 29, 2003

PENDLETON P. WHITE*
-------------------------
Pendleton P. White            Trustee                             April 29, 2003

                                                  *By: /s/ John E. Pelletier
                                                  --------------------------
                                                  John E. Pelletier
                                                  Attorney-In-Fact**
                                                  April 29, 2003

** Powers of Attorney are incorporated are incorporated by reference to exhibit
(q)(1) and (q)(2) to PEA No. 52 to the Registration Statement filed on February 28, 2003.

                             CDC NVEST FUNDS TRUST I

                                  EXHIBIT INDEX

                        EXHIBITS FOR ITEM 23 OF FORM N-1A


EXHIBIT        EXHIBIT DESCRIPTION

(a)(2)         Form of Amendment No. 1 to Dec of Trust
(a)(3)         Form of Amendment No. 2 to Dec of Trust
(e)(1)         Distribution Agreement - Targeted Equity
(e)(2)         Distribution Agreement - Capital Growth
(e)(3)         Distribution Agreement - Balanced
(e)(4)         Distribution Agreement - International Equity
(e)(5)         Distribution Agreement - Star Advisers
(e)(6)         Distribution Agreement - Star Value
(e)(7)         Distribution Agreement - Star Worldwide
(e)(8)         Distribution Agreement - Government Securities
(e)(9)         Distribution Agreement - Strategic Income
(e)(10)        Distribution Agreement - Bond Income
(e)(11)        Distribution Agreement - Municipal Income
(e)(12)        Distribution Agreement - Star Small Cap
(e)(13)        Distribution Agreement - Large Cap Growth
(e)(14)        Distribution Agreement - Star Growth
(e)(15)        Form of Dealer Agreement
(h)(3)         Expense Waiver
(j)            PWC Consent
(m)(1)(b)      Class B Plan - Targarted Equity
(m)(2)(b)      Class B Plan - Capital Growth
(m)(3)(b)      Class B Plan - Balanced
(m)(4)(b)      Class B Plan - International Equity
(m)(5)(b)      Class B Plan - Star Advisers
(m)(6)(b)      Class B Plan - Star Value
(m)(7)(b)      Class B Plan - Star Worldwide
(m)(8)(b)      Class B Plan - Government Securities
(m)(9)(b)      Class B Plan - Strategic Income
(m)(10)(b)     Class B Plan - Bond Income
(m)(11)(b)     Class B Plan - Municipal Income
(m)(12)(b)     Class B Plan - Star Small Cap
(m)(13)(b)     Class B Plan - Large Cap Growth
(m)(14)(b)     Class B Plan - Star Growth
(p)(5)         Code of Ethics - Loomis